                                                   Registration Nos. 333-129552
                                                                      811-08561

      As filed With the Securities and Exchange Commission on May 1, 2009

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                       Pre-Effective Amendment No. [ ]
                      Post-Effective Amendment No. [5]

                                   and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                            Amendment No. [135]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)

                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                                 Chief Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)

   [X] on May 1, 2009 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)

   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) VIP
                                       .   Neuberger Berman Advisers
FLEXIBLE PREMIUM VARIABLE                  Management Trust
UNIVERSAL LIFE INSURANCE                      ("Neuberger Berman AMT")
POLICIES (the "Policies")              .   Oppenheimer Variable Account
issued by                                  Funds ("Oppenheimer")
AMERICAN GENERAL LIFE INSURANCE        .   PIMCO Variable Insurance
COMPANY ("AGL")                            Trust ("PIMCO VIT")
through its Separate                   .   Pioneer Variable Contracts
Account VL-R                               Trust ("Pioneer")
                                       .   Putnam Variable Trust
   THIS PROSPECTUS IS DATED                ("Putnam VT")
          MAY 1, 2009                  .   SunAmerica Series Trust
                                           ("SunAmerica ST")
This prospectus describes              .   VALIC Company I ("VALIC
Platinum Investor VIP flexible             Co. I")
premium variable universal life        .   Van Kampen Life Investment
insurance Policies issued by               Trust ("Van Kampen LIT")
AGL. Platinum Investor VIP             .   Vanguard(R) Variable
Policies provide life insurance            Insurance Fund ("Vanguard
coverage with flexibility in               VIF")
death benefits, PREMIUM
PAYMENTS and INVESTMENT                See "Variable Investment
OPTIONS. During the lifetime of        Options" on page 21 for a
the INSURED PERSON you may             complete list of the variable
designate or change the                investment options and the
BENEFICIARY to whom Platinum           respective advisers and
Investor VIP pays the DEATH            sub-advisers of the
BENEFIT upon the insured               corresponding FUNDS. You should
person's death. You choose one         also read the prospectuses of
of three death benefit Options.        the Funds underlying the
We guarantee a death benefit if        variable investment options that
the MONTHLY GUARANTEE PREMIUM          may interest you. You can
is paid and your Policy has not        request free copies from your
lapsed. AGL no longer sells            AGL representative or from our
Platinum Investor VIP Policies.        ADMINISTRATIVE CENTER shown
                                       under "Contact Information" on
For information on how to              page 5.
contact AGL, please see
"CONTACT INFORMATION" on page 5.       THERE IS NO GUARANTEED CASH
                                       SURRENDER VALUE FOR AMOUNTS
The Index of Special Words and         ALLOCATED TO THE VARIABLE
Phrases on page 69 will refer          INVESTMENT OPTIONS.
you to pages that contain more
about many of the words and            IF THE CASH SURRENDER VALUE (THE
phrases that we use. All of the        CASH VALUE REDUCED BY ANY LOAN
words and phrases listed in the        BALANCE) IS INSUFFICIENT TO
Index will be underlined and           COVER THE CHARGES DUE UNDER THE
written in BOLD the first time         POLICY, THE POLICY MAY TERMINATE
they appear in this prospectus.        WITHOUT VALUE.

This prospectus generally              BUYING THIS POLICY MIGHT NOT BE
describes only the variable            A GOOD WAY OF REPLACING YOUR
portions of the Policy, except         EXISTING INSURANCE OR ADDING
where the fixed account is             MORE INSURANCE IF YOU ALREADY
specifically mentioned. Please         OWN A FLEXIBLE PREMIUM VARIABLE
read this prospectus carefully         UNIVERSAL LIFE INSURANCE POLICY.
and keep it for future                 YOU MAY WISH TO CONSULT WITH
reference.                             YOUR INSURANCE REPRESENTATIVE OR
                                       FINANCIAL ADVISER.
The AGL declared fixed interest
account ("FIXED ACCOUNT") is           NEITHER THE SECURITIES AND
the fixed investment option for        EXCHANGE COMMISSION ("SEC") NOR
these Policies. You can also           ANY STATE SECURITIES COMMISSION
use AGL's SEPARATE ACCOUNT VL-R        HAS APPROVED OR DISAPPROVED
("Separate Account") to invest         THESE SECURITIES OR PASSED UPON
in the Platinum Investor VIP           THE ADEQUACY OR ACCURACY OF THIS
VARIABLE INVESTMENT OPTIONS.           PROSPECTUS. ANY REPRESENTATION
Currently, the Platinum                TO THE CONTRARY IS A CRIMINAL
Investor VIP variable                  OFFENSE.
investment options each
purchase shares of a                   THE POLICIES ARE NOT INSURED BY
corresponding FUND of:                 THE FDIC, THE FEDERAL RESERVE
                                       BOARD OR ANY SIMILAR AGENCY.
..   AIM Variable Insurance             THEY ARE NOT A DEPOSIT OR OTHER
    Funds ("AIM V.I.")                 OBLIGATION OF, NOR ARE THEY
..   The Alger American Fund            GUARANTEED OR ENDORSED BY, ANY
    ("Alger American")                 BANK OR DEPOSITORY INSTITUTION.
..   American Century(R)                AN INVESTMENT IN A VARIABLE
    Variable Portfolios, Inc.          UNIVERSAL LIFE INSURANCE POLICY
       ("American Century(R)           IS SUBJECT TO INVESTMENT RISKS,
       VP")                            INCLUDING POSSIBLE LOSS OF
..   Credit Suisse Trust                PRINCIPAL INVESTED.
    ("Credit Suisse Trust")
..   Fidelity(R) Variable               THE POLICIES ARE NOT AVAILABLE
    Insurance Products                 IN ALL STATES. THIS PROSPECTUS
       ("Fidelity(R) VIP")             DOES NOT OFFER THE POLICIES IN
..   Franklin Templeton Variable        ANY JURISDICTION WHERE THEY
    Insurance Products Trust           CANNOT BE LAWFULLY SOLD. YOU
       ("Franklin Templeton            SHOULD RELY ONLY ON THE
       VIP")                           INFORMATION CONTAINED IN THIS
..   Janus Aspen Series ("Janus         PROSPECTUS, OR ON SALES
    Aspen")                            MATERIALS WE HAVE APPROVED OR
..   JPMorgan Insurance Trust           THAT WE HAVE REFERRED YOU TO. WE
    ("JPMorgan")                       HAVE NOT AUTHORIZED ANYONE TO
..   MFS(R) Variable Insurance          PROVIDE YOU WITH INFORMATION
    Trust/SM/ ("MFS(R) VIT")           THAT IS DIFFERENT.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..............................................  6
POLICY BENEFITS............................................................  6
   YOUR SPECIFIED AMOUNT...................................................  6
   DEATH BENEFIT...........................................................  6
       DEATH BENEFIT PROCEEDS..............................................  6
       DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3.......................  6
          DEATH BENEFIT OPTION 1...........................................  7
          DEATH BENEFIT OPTION 2...........................................  7
          DEATH BENEFIT OPTION 3...........................................  7
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS........  7
       FULL SURRENDERS.....................................................  7
       PARTIAL SURRENDERS..................................................  7
       TRANSFERS...........................................................  7
       POLICY LOANS........................................................  7
   PREMIUMS................................................................  7
       FLEXIBILITY OF PREMIUMS.............................................  7
       FREE LOOK...........................................................  8
   THE POLICY..............................................................  8
       OWNERSHIP RIGHTS....................................................  8
       SEPARATE ACCOUNT....................................................  8
       FIXED ACCOUNT.......................................................  8
       ACCUMULATION VALUE..................................................  8
       PAYMENT OPTIONS.....................................................  8
       TAX BENEFITS........................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS........................................  9
POLICY RISKS...............................................................  9
   INVESTMENT RISK.........................................................  9
   RISK OF LAPSE...........................................................  9
   TAX RISKS...............................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS.............................. 10
   POLICY LOAN RISKS....................................................... 10
PORTFOLIO RISKS............................................................ 10
TABLES OF CHARGES.......................................................... 11
GENERAL INFORMATION........................................................ 18
   AMERICAN GENERAL LIFE INSURANCE COMPANY................................. 18
   SEPARATE ACCOUNT VL-R................................................... 18
   ADDITIONAL INFORMATION.................................................. 19
   COMMUNICATION WITH AGL.................................................. 19
       ADMINISTRATIVE CENTER............................................... 19
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
         TRANSACTIONS...................................................... 19
          E-DELIVERY....................................................... 19
          E-SERVICE........................................................ 19
          TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS.................. 19
       TELEPHONE TRANSACTIONS.............................................. 20
   VARIABLE INVESTMENT OPTIONS............................................. 21
   VOTING PRIVILEGES....................................................... 23
   FIXED ACCOUNT........................................................... 24
       OUR GENERAL ACCOUNT................................................. 24
       HOW WE DECLARE INTEREST............................................. 24
   ILLUSTRATIONS........................................................... 25
POLICY FEATURES............................................................ 25
   AGE..................................................................... 25

   DEATH BENEFITS......................................................... 25
       YOUR SPECIFIED AMOUNT OF INSURANCE................................. 25
       YOUR DEATH BENEFIT................................................. 26
       REQUIRED MINIMUM DEATH BENEFIT..................................... 26
       BASE COVERAGE AND SUPPLEMENTAL COVERAGE............................ 28
   PREMIUM PAYMENTS....................................................... 29
       PREMIUM PAYMENTS................................................... 29
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER............ 29
       LIMITS ON PREMIUM PAYMENTS......................................... 29
       CHECKS............................................................. 30
       PLANNED PERIODIC PREMIUMS.......................................... 30
       GUARANTEE PERIOD BENEFIT........................................... 30
       FREE LOOK PERIOD................................................... 30
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS............................ 31
       FUTURE PREMIUM PAYMENTS............................................ 31
       TRANSFERS OF EXISTING ACCUMULATION VALUE........................... 31
          CHARGES......................................................... 31
          RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT
            OPTIONS....................................................... 31
          RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT................ 31
       DOLLAR COST AVERAGING.............................................. 31
       AUTOMATIC REBALANCING.............................................. 32
       MARKET TIMING...................................................... 32
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
         OBLIGATIONS...................................................... 33
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE............................. 34
       INCREASE IN COVERAGE............................................... 34
       DECREASE IN COVERAGE............................................... 34
   CHANGING DEATH BENEFIT OPTIONS......................................... 35
       CHANGE OF DEATH BENEFIT OPTION..................................... 35
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE.................. 36
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD
         BENEFIT.......................................................... 36
   NO TOBACCO USE INCENTIVE............................................... 36
   ACCOUNT VALUE ENHANCEMENT.............................................. 37
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS...................... 37
       VALUATION DATES, TIMES, AND PERIODS................................ 37
       FUND PRICING....................................................... 37
       DATE OF RECEIPT.................................................... 37
       COMMENCEMENT OF INSURANCE COVERAGE................................. 38
       DATE OF ISSUE; POLICY MONTHS AND YEARS............................. 38
       MONTHLY DEDUCTION DAYS............................................. 38
       COMMENCEMENT OF INVESTMENT PERFORMANCE............................. 38
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT
         YOU MAKE......................................................... 38
   REPORTS TO POLICY OWNERS............................................... 39
ADDITIONAL BENEFIT RIDERS................................................. 39
   RIDERS................................................................. 39
       ACCIDENTAL DEATH BENEFIT RIDER..................................... 39
       CHILDREN'S INSURANCE BENEFIT RIDER................................. 39
       MATURITY EXTENSION RIDER........................................... 39
       SPOUSE TERM RIDER.................................................. 40
       TERMINAL ILLNESS RIDER............................................. 40
       WAIVER OF MONTHLY DEDUCTION RIDER.................................. 41
       OVERLOAN PROTECTION RIDER.......................................... 41
       MONTHLY GUARANTEE PREMIUM RIDER FOR FIRST 20 YEARS................. 43
       MONTHLY GUARANTEE PREMIUM RIDER TO AGE 100......................... 44
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER........................ 46
          REQUIREMENTS TO PURCHASE THE RIDER.............................. 46
          ELIGIBILITY PERIOD.............................................. 46

          WITHDRAWAL PERIOD............................................... 46
          GUARANTEED BENEFIT BALANCE...................................... 46
          MAXIMUM GUARANTEED ANNUAL WITHDRAWAL............................ 47
          GUARANTEED BENEFIT BALANCE AND MAXIMUM ANNUAL WITHDRAWAL
            AMOUNT CALCULATIONS DURING THE WITHDRAWAL PERIOD.............. 47
          POLICY SURRENDER OR MATURITY.................................... 48
          POLICY LAPSE.................................................... 48
          RIDER CHARGE.................................................... 48
          DEATH BENEFIT................................................... 48
          INVESTMENT OPTION RESTRICTIONS.................................. 48
          MONTHLY GUARANTEE PERIOD BENEFIT................................ 49
          REINSTATEMENT................................................... 50
          TERMINATION..................................................... 51
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.......................... 51
POLICY TRANSACTIONS....................................................... 51
   E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
     TRANSACTIONS......................................................... 51
   WITHDRAWING POLICY INVESTMENTS......................................... 51
       FULL SURRENDER..................................................... 51
       PARTIAL SURRENDER.................................................. 52
       EXCHANGE OF POLICY IN CERTAIN STATES............................... 52
       POLICY LOANS....................................................... 52
       PREFERRED LOAN INTEREST RATE....................................... 53
       MATURITY OF YOUR POLICY............................................ 53
       TAX CONSIDERATIONS................................................. 53
POLICY PAYMENTS........................................................... 53
   PAYMENT OPTIONS........................................................ 53
       CHANGE OF PAYMENT OPTION........................................... 54
       TAX IMPACT......................................................... 54
   THE BENEFICIARY........................................................ 54
   ASSIGNMENT OF A POLICY................................................. 54
   PAYMENT OF PROCEEDS.................................................... 55
       GENERAL............................................................ 55
       DELAY OF FIXED ACCOUNT PROCEEDS.................................... 55
       DELAY FOR CHECK CLEARANCE.......................................... 55
       DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS............................ 55
       DELAY TO CHALLENGE COVERAGE........................................ 55
       DELAY REQUIRED UNDER APPLICABLE LAW................................ 56
ADDITIONAL RIGHTS THAT WE HAVE............................................ 56
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS............ 56
       UNDERWRITING AND PREMIUM CLASSES................................... 56
       POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS".................... 57
       STATE LAW REQUIREMENTS............................................. 57
       EXPENSES OR RISKS.................................................. 57
       UNDERLYING INVESTMENTS............................................. 57
CHARGES UNDER THE POLICY.................................................. 57
       STATUTORY PREMIUM TAX CHARGE....................................... 57
       TAX CHARGE BACK.................................................... 57
       PREMIUM EXPENSE CHARGE............................................. 57
       DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)...................... 57
       FLAT MONTHLY CHARGE................................................ 58
       MONTHLY CHARGE PER $1,000 OF BASE COVERAGE......................... 58
       MONTHLY INSURANCE CHARGE........................................... 58
       MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS...................... 59
       SURRENDER CHARGE................................................... 59
       PARTIAL SURRENDER PROCESSING FEE................................... 60
       TRANSFER FEE....................................................... 60

       ILLUSTRATIONS....................................................... 60
       POLICY LOANS........................................................ 60
       CHARGE FOR TAXES.................................................... 60
       ALLOCATION OF CHARGES............................................... 60
   MORE ABOUT POLICY CHARGES............................................... 60
       PURPOSE OF OUR CHARGES.............................................. 60
       GENERAL............................................................. 61
ACCUMULATION VALUE......................................................... 61
       YOUR ACCUMULATION VALUE............................................. 61
       YOUR INVESTMENT OPTIONS............................................. 61
POLICY LAPSE AND REINSTATEMENT............................................. 62
FEDERAL TAX CONSIDERATIONS................................................. 62
   TAX EFFECTS............................................................. 62
       GENERAL............................................................. 63
       TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS...................... 63
       OTHER EFFECTS OF POLICY CHANGES..................................... 64
       RIDER BENEFITS...................................................... 64
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A
         MODIFIED ENDOWMENT CONTRACT....................................... 64
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A
         MODIFIED ENDOWMENT CONTRACT....................................... 64
       POLICY LAPSES AND REINSTATEMENTS.................................... 65
       DIVERSIFICATION AND INVESTOR CONTROL................................ 65
       ESTATE AND GENERATION SKIPPING TAXES................................ 66
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS......................... 66
       PENSION AND PROFIT-SHARING PLANS.................................... 66
       OTHER EMPLOYEE BENEFIT PROGRAMS..................................... 67
       ERISA............................................................... 67
       OUR TAXES........................................................... 67
       WHEN WE WITHHOLD INCOME TAXES....................................... 67
       TAX CHANGES......................................................... 68
LEGAL PROCEEDINGS.......................................................... 68
FINANCIAL STATEMENTS....................................................... 68
INDEX OF SPECIAL WORDS AND PHRASES......................................... 69

                              CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR VIP POLICIES.

               ADMINISTRATIVE CENTER:                       HOME OFFICE:              PREMIUM PAYMENTS:
----------------------------------------------------- -------------------------- ----------------------------

(EXPRESS DELIVERY)         (U.S. MAIL)                2727-A Allen Parkway       (EXPRESS DELIVERY)
VUL Administration         VUL Administration         Houston, Texas 77019-2191  Payment Processing Center
2727-A Allen Parkway       P. O. Box 4880             1-713-831-3443             8430 W. Bryn Mawr Avenue
Houston, Texas 77019-2191  Houston, Texas 77210-4880  1-800-340-2765             3rd Floor Lockbox 0842
1-713-831-3443,                                                                  Chicago, Illinois 60631
1-800-340-2765                                                                   (U.S. MAIL)
(Hearing Impaired)                                                               Payment Processing Center
1-888-436-5256                                                                   P.O. Box 0842
Fax: 1-713-620-6653                                                              Carol Stream, IL 60132-0842
(EXCEPT PREMIUM PAYMENTS)

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   AGL no longer sells Platinum Investor VIP Policies.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among the 44 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

YOUR SPECIFIED AMOUNT

   In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We will increase the death benefit by any additional death benefit under a rider. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..   DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3:

   You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 26.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: You may, at any time after the first POLICY YEAR, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..   Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next
    Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "GUARANTEE PERIOD BENEFIT" riders (described under "Guarantee period benefit" on page 30) remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..   Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% or more annually. We may declare higher rates of interest, but are not obligated to do so.

..   Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 53.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each MONTHLY DEDUCTION DAY. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While either of the guarantee period benefit riders or the guaranteed minimum withdrawal benefit rider is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the

Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 62. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   AGL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

   The following tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount,
(3) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's specified amount, (4) transfer accumulation value between investment options, (5) activate the overloan protection rider, or (6) request additional illustrations.

                               TRANSACTION FEES

CHARGE                        WHEN CHARGE IS DEDUCTED            MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
------                        ---------------------------------- ------------------------- -----------------------------
STATUTORY PREMIUM TAX         Upon receipt of each premium       3.5%/1/ of each premium   3.5%/1/ of each premium
CHARGE                        payment                            payment/2/                payment/2/

PREMIUM EXPENSE               Upon receipt of each premium       7.5% of the premium       5% of the premium payment
CHARGE                        payment                            payment remaining after   remaining after deduction of
                                                                 deduction of the premium  the premium tax charge
                                                                 tax charge

PARTIAL SURRENDER PROCESSING  Upon a partial surrender of        The lesser of $25 or 2%   $10
FEE                           your Policy                        of the amount of the
                                                                 partial surrender

TRANSFER FEE                  Upon a transfer of                 $25 for each transfer/3/  $25 for each transfer/3/
                              accumulation value

POLICY OWNER ADDITIONAL       Upon each request for a Policy     $25                       $0
ILLUSTRATION CHARGE           illustration after the first in a
                              Policy year

--------

   /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

   /2/ Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 57.

   /3/ The first 12 transfers in a Policy year are free of charge.

                               TRANSACTION FEES

CHARGE                              WHEN CHARGE IS DEDUCTED           MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
------                              --------------------------------- ------------------------- ---------------------------------
SURRENDER CHARGE

   Maximum Charge/1/                Upon a partial surrender or a     $49 per $1,000 of base    $49 per $1,000 of base
                                    full surrender of your Policy/2/  coverage                  coverage

   Minimum Charge/3/                Upon a partial surrender or a     $1 per $1,000 of base     $1 per $1,000 of base
                                    full surrender of your Policy/2/  coverage                  coverage

   Example Charge - for the         Upon a partial surrender or a     $16 per $1,000 of base    $16 per $1,000 of base
   first Policy year - for a 38     full surrender of your Policy/2/  coverage                  coverage
   year old male, with a
   Specified Amount of
   $360,00, of which $306,00
   is base coverage/2/

   OVERLOAN PROTECTION RIDER

   One-Time Charge                  At time rider is exercised        5.0% of Policy's          3.5% of Policy's accumulation
                                                                      accumulation value at     value at time rider is exercised
                                                                      time rider is exercised

--------

   /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's date of issue, with a Specified Amount of $50,000, all of which is base coverage.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 28. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 28 and 29 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 10th Policy year. The Minimum Charge is for a female, juvenile, age 1 at the Policy's date of issue, with a Specified Amount of $50,000, of which $5,000 is base coverage and $45,000 is supplemental coverage.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                               PERIODIC CHARGES
                      (OTHER THAN FUND FEES AND EXPENSES)

CHARGE                              WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
------                              ----------------------------- ------------------------- -------------------------------

FLAT MONTHLY CHARGE                 Monthly, at the beginning of  $6                        $6
                                    each Policy month

COST OF INSURANCE CHARGE/1/

   Maximum Charge/2/                Monthly, at the beginning of  $83.33 per $1,000 of net  $27.68 per $1,000 of net
                                    each Policy month             amount at risk/3/         amount at risk attributable to
                                                                  attributable to base      base coverage; and
                                                                  coverage; and
                                                                                            $22.32 per $1,000 of net
                                                                  $83.33 per $1,000 of net  amount at risk attributable to
                                                                  amount at risk            supplemental coverage
                                                                  attributable to
                                                                  supplemental coverage

   Minimum Charge/4/                Monthly, at the beginning of  $0.06 per $1,000 of net   $0.04 per $1,000 of net
                                    each Policy month             amount at risk            amount at risk attributable to
                                                                  attributable to base      base coverage; and
                                                                  coverage; and
                                                                                            $0.03 per $1,000 of net
                                                                  $0.06 per $1,000 of net   amount at risk attributable to
                                                                  amount at risk            supplemental coverage
                                                                  attributable to
                                                                  supplemental coverage

   Example Charge for the first     Monthly, at the beginning of  $0.22 per $1,000 of net   $0.10 per $1,000 of net
   Policy year - for a 38 year      each Policy month             amount at risk            amount at risk attributable to
   old male, preferred                                            attributable to base      base coverage; and
   non-tobacco, with a                                            coverage; and
   Specified Amount of                                                                      $0.05 per $1,000 of net
   $360,000, of which                                             $0.22 per $1,000 of net   amount at risk attributable to
   $306,000 is base coverage                                      amount at risk            supplemental coverage
   and $54,000 is supplemental                                    attributable to
   coverage                                                       supplemental coverage

--------

   /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 28. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 26 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 25 of this prospectus.

   /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the Policy anniversary nearest the insured person's 99/th/ birthday. The Policy anniversary nearest the insured person's 100/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 90 at the Policy's date of issue, with a Specified Amount of $50,000, all of which is base coverage.

   /3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

   /4/ The Minimum Charge for the maximum guaranteed charge occurs in Policy year 1 and for the current charge occurs in Policy year 4. The Minimum Charge is for a female, juvenile, age 3 at the Policy's date of issue, with a Specified Amount of $1,000,000, of which $100,00 is base coverage and $900,000 is supplemental coverage.

                               PERIODIC CHARGES
                      (OTHER THAN FUND FEES AND EXPENSES)

CHARGE                             WHEN CHARGE IS DEDUCTED          MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
------                             -------------------------------- ------------------------- -----------------------------
MONTHLY CHARGE PER $1,000 OF
BASE COVERAGE/1/

   Maximum Charge - for a 75       Monthly, at the beginning of     $1.42 per $1000 of base   $1.42 per $1000 of base
   year old male, standard         each Policy month. This          coverage                  coverage
   tobacco, with a Specified       Charge is imposed during the
   Amount of $360,000, of          first 5 Policy years and the
   which $360,000 is base          first 5 Policy years following
   coverage                        an increase in base coverage/2/

   Minimum Charge -                Monthly, at the beginning of     $0.05 per $1000 of base   $0.05 per $1000 of base
   for a 1 year old female,        each Policy month. This          coverage                  coverage
   juvenile, with a Specified      Charge is imposed during the
   Amount of $360,000, of          first 5 Policy years and the
   which $36,000 is base           first 5 Policy years following
   coverage                        an increase in base coverage/2/

   Example Charge -                Monthly, at the beginning of     $0.18 per $1000 of base   $0.18 per $1000 of base
   for a 38 year old male,         each Policy month. This          coverage                  coverage
   preferred non-tobacco, with     Charge is imposed during the
   a Specified Amount of           first 5 Policy years and the
   $360,000, of which              first 5 Policy years following
   $306,000 is base coverage       an increase in base coverage/2/

DAILY CHARGE (MORTALITY AND        Daily                            annual effective rate of  annual effective rate of
EXPENSE RISK FEE)/3/                                                0.70% of accumulation     0.70% of accumulation value
   Policy years 1-10/4/                                             value invested in the     invested in the variable
                                                                    variable investment       investment options
                                                                    options

POLICY LOAN INTEREST CHARGE        Annually (in advance, on your    4.75% of the loan         4.75% of the loan balance/5/
                                   Policy anniversary)              balance/5/

--------

   /1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 28. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Five Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your AGL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

   /2/ The charge assessed during the first 5 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

   /3/ Policies issued in Maryland refer to this charge as an "account value charge."

   /4/ After the 10th Policy year, the maximum DAILY CHARGE will be as follows:
       Policy years 11-20........annual effective rate of 0.35%
       Policy years 21+..........annual effective rate of 0.15%
     These reductions in the maximum amount of the daily charge are guaranteed.

   /5/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 52.

   The next tables describe the fees and expenses that you will pay periodically if you choose an optional benefit rider during the time that you own the Policy.

                               PERIODIC CHARGES
                        (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER      WHEN CHARGE IS DEDUCTED  MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
----------------------      -----------------------  ------------------------- ------------------------
ACCIDENTAL DEATH
  BENEFIT/1/

   Maximum Charge - for     Monthly, at the          $0.15 per $1,000 of       $0.15 per $1,000 of
   a 65 year old            beginning of each        rider coverage            rider coverage
                            Policy month

   Minimum Charge - for     Monthly, at the          $0.07 per $1,000 of       $0.07 per $1,000 of
   a 29 year old            beginning of each        rider coverage            rider coverage
                            Policy month

   Example Charge -for a    Monthly, at the          $0.09 per $1,000 of       $0.09 per $1,000 of
   38 year old              beginning of each        rider coverage            rider coverage
                            Policy month

CHILDREN'S INSURANCE        Monthly, at the          $0.48 per $1,000 of       $0.48 per $1,000 of
BENEFIT                     beginning of each        rider coverage            rider coverage
                            Policy month

MATURITY EXTENSION          Monthly, at the          $10                       $0
ACCUMULATION VALUE          beginning of the Policy
VERSION                     month which follows
                            your original maturity
                            date

MATURITY EXTENSION DEATH
BENEFIT VERSION

   Initial Charge           Monthly, beginning 9     $1 per $1,000 of net      $0.03 per $1,000 of net
                            years before your        amount at risk            amount at risk
                            original maturity date   attributable to the       attributable to the
                                                     Policy (without any       Policy (without any
                                                     riders)                   riders)

   Administrative Charge    Monthly, at the          $10                       $0
                            beginning of the Policy
                            month which follows
                            your original maturity
                            date

SPOUSE TERM/2/

   Maximum charge - for     Monthly, at the          $5.54 per $1,000 of       $4.61 per $1,000 of
   a 75 year old male,      beginning of each        rider coverage            rider coverage
   standard tobacco         Policy month

   Minimum charge - for     Monthly, at the          $0.07 per $1,000 of       $0.07 per $1,000 of
   a 15 year old female,    beginning of each        rider coverage            rider coverage
   standard non-tobacco     Policy month

   Example charge - for     Monthly, at the          $0.22 per $1,000 of       $0.14 per $1,000 of
   a 38 year old male,      beginning of each        rider coverage            rider coverage
   preferred non-tobacco    Policy month

--------

   /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

   /2/ The charge for the Spouse Term Rider will vary based on the spouse's sex, age and premium class.

                               PERIODIC CHARGES
                        (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER      WHEN CHARGE IS DEDUCTED  MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
----------------------      -----------------------  ------------------------- ------------------------
TERMINAL ILLNESS RIDER

   Interest on Benefit      At time rider benefit    Greater of (1) Moody's    5.25%
                            is paid and each Policy  Bond Average or (2) cash
                            anniversary thereafter   value interest rate plus
                                                     1%/1/

   Administrative Fee       At time of claim         $250                      $150

WAIVER OF MONTHLY
DEDUCTION/2/

   Maximum Charge - for     Monthly, at the          $0.40 per $1,000 of net   $0.40 per $1,000 of net
   a 59 year old            beginning of each        amount at risk            amount at risk
                            Policy month             attributable to the       attributable to the
                                                     Policy                    Policy

   Minimum Charge - for     Monthly, at the          $0.02 per $1,000 of net   $0.02 per $1,000 of net
   an 18 year old           beginning of each        amount at risk            amount at risk
                            Policy month             attributable to the       attributable to the
                                                     Policy                    Policy

   Example Charge - for     Monthly, at the          $0.03 per $1,000 of net   $0.03 per $1,000 of net
   a 38 year old            beginning of each        amount at risk            amount at risk
                            Policy month             attributable to the       attributable to the
                                                     Policy                    Policy

MONTHLY GUARANTEE
PREMIUM RIDER TO AGE
100/3/

   Maximum Charge - for     Monthly, at the          $0.096 per $1,000 of net  $0.081 per $1,000 of net
   a 75 year old            beginning of each        amount at risk            amount at risk
                            Policy month             attributable to the       attributable to the
                                                     Policy                    Policy

   Minimum Charge - for     Monthly, at the          $0.024 per $1,000 of net  $0.02 per $1,000 of net
   a 1 year old             beginning of each        amount at risk            amount at risk
                            Policy month             attributable to the       attributable to the
                                                     Policy                    Policy

   Example Charge - for     Monthly, at the          $0.043 per $1,000 of net  $0.036 per $1,000 of net
   a 38 year old            beginning of each        amount at risk            amount at risk
                            Policy month             attributable to the       attributable to the
                                                     Policy                    Policy

GUARANTEED MINIMUM
WITHDRAWAL BENEFIT

   Rider Charge             Daily                    Annual effective rate of  Annual effective rate of
                                                     1.50%/4/                  0.75%/4/

--------

   /1/ The guaranteed maximum interest rate will not exceed the greater of:
      . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
      . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

   /2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   /3/ The charge for the Monthly Guarantee Premium Rider to Age 100 will vary based on the insured person's age when the Policy is issued and the net amount at risk attributable to the Policy. We currently charge for the Rider beginning in the fourth Policy year. We reserve the right to begin the charge as early as the first Policy year. However a change in the beginning date of the charge will not affect the beginning date for any Policy owner who has already selected the rider.

   /4/ Percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2008. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

                CHARGE                         MAXIMUM            MINIMUM
---------------------------------------- -------------------  ----------------
TOTAL ANNUAL FUND OPERATING EXPENSES
FOR ALL OF THE FUNDS (EXPENSES THAT ARE
DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1)
FEES, AND OTHER EXPENSES)/1/                    1.18%              0.24%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------

   /1/ Currently 7 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2010. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

   On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Ban of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 74 separate "divisions," 44 of which correspond to the 44 variable "investment options" under the Policy. The remaining 30 divisions, and all of these 44 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone; see "Telephone transactions" on page 20).

..   transfer of accumulation value;*
..   change of allocation percentages for premium payments; *
..   change of allocation percentages for Policy deductions; *
..   telephone transaction privileges; *
..   loan;*
..   full surrender;
..   partial surrender;*
..   change of beneficiary or contingent beneficiary;
..   loan repayments or loan interest payments;
..   change of death benefit Option or manner of death benefit payment;
..   change in specified amount;
..   addition or cancellation of, or other action with respect to any benefit riders;
..   election of a payment Option for Policy proceeds; and
..   tax withholding elections.
--------
*  These transactions are permitted by E-Service, by telephone or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

 VARIABLE INVESTMENT OPTIONS   INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
------------------------------ -----------------------------------------------

AIM V.I. International Growth  Invesco Aim Advisors, Inc.
Fund - Series I Shares         (Invesco Asset Management Deutschland, GmbH)
                               (Invesco Asset Management (Japan) Limited)
                               (Invesco Asset Management Limited)
                               (Invesco Australia Limited)
                               (Invesco Global Asset Management (N.A.), Inc.)
                               (Invesco Hong Kong Limited)
                               (Invesco Institutional (N.A.), Inc.)
                               (Invesco Senior Secured Management, Inc.)
                               (Invesco Trimark Ltd.)

Alger American Capital
Appreciation Portfolio -
Class O Shares                 Fred Alger Management, Inc.

Alger American MidCap Growth
Portfolio - Class O Shares     Fred Alger Management, Inc.

American Century(R) VP Value
Fund                           American Century Investment Management, Inc.

Credit Suisse Trust U.S.
Equity Flex I Portfolio/1/     Credit Suisse Asset Management, LLC

Fidelity(R) VIP Asset          Fidelity Management & Research Company
Manager/SM/ Portfolio -        (FMR Co., Inc.)
Service Class 2/2/             (Fidelity International Investment Advisors)
                               (Fidelity International Investment Advisors
                               (U.K.) Limited)
                               (Fidelity Investments Japan Limited)
                               (Fidelity Investments Money Management, Inc.)
                               (Fidelity Management & Research (U.K.) Inc.)
                               (Fidelity Research & Analysis Company)

Fidelity(R) VIP Contrafund(R) Fidelity Management & Research Company Portfolio - Service Class 2/3/ (FMR Co., Inc.)
                               (Fidelity International Investment Advisors)
                               (Fidelity International Investment Advisors
                               (U.K.) Limited)
                               (Fidelity Investments Japan Limited)
                               (Fidelity Management & Research (U.K.) Inc.)
                               (Fidelity Research & Analysis Company)

Fidelity(R) VIP Equity-Income  Fidelity Management & Research Company
Portfolio - Service Class 2    (FMR Co., Inc.)
                               (Fidelity International Investment Advisors)
                               (Fidelity International Investment Advisors
                               (U.K.) Limited)
                               (Fidelity Investments Japan Limited)
                               (Fidelity Management & Research (U.K.) Inc.)
                               (Fidelity Research & Analysis Company)

Fidelity(R) VIP Freedom 2020
Portfolio - Service Class 2/4/ Strategic Advisers(R), Inc.

Fidelity(R) VIP Freedom 2025
Portfolio - Service Class 2/5/ Strategic Advisers(R), Inc.

Fidelity(R) VIP Freedom 2030
Portfolio - Service Class 2/6/ Strategic Advisers(R), Inc.

Fidelity(R) VIP Growth         Fidelity Management & Research Company
Portfolio - Service Class 2    (FMR Co., Inc.)
                               (Fidelity International Investment Advisors)
                               (Fidelity International Investment Advisors
                               (U.K.) Limited)
                               (Fidelity Investments Japan Limited)
                               (Fidelity Management & Research (U.K.) Inc.)
                               (Fidelity Research & Analysis Company)

 VARIABLE INVESTMENT OPTIONS   INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
------------------------------ -----------------------------------------------

Fidelity(R) VIP Mid Cap        Fidelity Management & Research Company
Portfolio - Service Class 2    (FMR Co., Inc.)
                               (Fidelity International Investment Advisors)
                               (Fidelity International Investment Advisors
                               (U.K.) Limited)
                               (Fidelity Investments Japan Limited)
                               (Fidelity Management & Research (U.K.) Inc.)
                               (Fidelity Research & Analysis Company)

Franklin Templeton VIP         Franklin Advisory Services, LLC
Franklin Small Cap Value
Securities Fund - Class 2

Franklin Templeton VIP         Franklin Advisers, Inc.
Franklin U.S.Government Fund
- Class 2

Franklin Templeton VIP Mutual  Franklin Mutual Advisers, LLC
Shares Securities Fund -
Class 2/7/

Franklin Templeton VIP         Templeton Investment Counsel, LLC
Templeton Foreign Securities
Fund - Class 2

Janus Aspen Enterprise         Janus Capital Management LLC
Portfolio - Service Shares/8/

Janus Aspen Overseas           Janus Capital Management LLC
Portfolio - Service Shares

JPMorgan Small Cap Core        JPMorgan Investment Management Inc.
Portfolio - Class 1 Shares

MFS(R) VIT New Discovery       Massachusetts Financial Services Company
Series - Initial Class/9/

MFS(R) VIT Research Series -   Massachusetts Financial Services Company
Initial Class/10/

Neuberger Berman AMT Mid-Cap   Neuberger Berman Management LLC (Neuberger
Growth Portfolio - Class I     Berman, LLC)

Oppenheimer Balanced Fund/VA   OppenheimerFunds, Inc.
- Non-Service Shares /11/

Oppenheimer Global Securities  OppenheimerFunds, Inc.
Fund/VA - Non-Service Shares

PIMCO VIT                      Pacific Investment Management Company LLC
CommodityRealReturn(TM)
Strategy Portfolio -
Administrative Class/12/

PIMCO VIT Real Return          Pacific Investment Management Company LLC
Portfolio - Administrative
Class /13/

PIMCO VIT Short-Term           Pacific Investment Management Company LLC
Portfolio - Administrative
Class

PIMCO VIT Total Return         Pacific Investment Management Company LLC
Portfolio - Administrative
Class

Pioneer Mid Cap Value VCT      Pioneer Investment Management, Inc.
Portfolio - Class I Shares

Putnam VT Diversified Income   Putnam Investment Management, LLC (Putnam
Fund - Class IB                Investment Limited)

Putnam VT International        Putnam Investment Management, LLC (Putnam
Growth and Income Fund -       Advisory Company, LLC)
Class IB                       (Putnam Investment Limited)

SunAmerica ST Aggressive       SunAmerica Asset Management Corp.
Growth Portfolio - Class 1
Shares

SunAmerica ST Balanced         SunAmerica Asset Management Corp.
Portfolio - Class 1 Shares/14/ (J.P. Morgan Investment Management Inc.)

VALIC Co. I International      VALIC* (AIG Global Investment Corp.)
Equities Fund

VALIC Co. I Mid Cap Index Fund VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I     VALIC* (SunAmerica Asset Management Corp.)
Fund

VALIC Co. I Nasdaq-100(R)      VALIC* (AIG Global Investment Corp.)
Index Fund

VALIC Co. I Science &          VALIC* (RCM Capital Management, LLC)
Technology Fund/15/            (T. Rowe Price Associates, Inc.)
                               (Wellington Management Company, LLP)

VALIC Co. I Small Cap Index    VALIC* (AIG Global Investment Corp.)
Fund

VALIC Co. I Stock Index Fund   VALIC* (AIG Global Investment Corp.)

Van Kampen LIT Growth and      Van Kampen Asset Management
Income Portfolio - Class I
Shares

Vanguard** VIF High Yield      Wellington Management Company, LLP
Bond Portfolio

Vanguard** VIF REIT Index      The Vanguard Group, Inc.
Portfolio
--------

   /1/ The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.
   /2/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.
   /3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
   /4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

   /5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
   /6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
   /7/   The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund
         - Class 2 is capital appreciation with income as a secondary goal.
   /8/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
   /9/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
   /10/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
   /11/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.
   /12/  The Fund type for PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio
         - Administrative Class is maximum real return.
   /13/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.
   /14/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.
   /15/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

     *   "VALIC" means The Variable Annuity Life Insurance Company.

     **  "Vanguard" is a trademark of the Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 57.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 60. The "daily charge" described on page 57 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 31.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our

Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and PREMIUM CLASS and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Platinum Investor VIP Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

   We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We offer two different guarantee period benefit riders. We also offer a guaranteed minimum withdrawal benefit rider that includes a guarantee period benefit. We provide more information about the specified amount and the guarantee period benefit under "Guarantee period benefit," on page 30 and a discussion of the three riders under "Additional Benefit Riders" on page 39. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 58.)

   Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

   .   Option 1--The specified amount on the date of the insured person's death.

   . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 52 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   There is an exception to your electing one of the tests. If you purchase the guaranteed minimum withdrawal benefit rider, we will automatically provide you with the guideline premium test.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 26 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST

INSURED
PERSON'S
ATTAINED AGE     40     45     50     55     60     65     70     75     99
------------    -----  -----  -----  -----  -----  -----  -----  -----  -----
%                344%   293%   252%   218%   191%   169%   152%   140%   104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST

INSURED
PERSON'S
ATTAINED AGE     40     45     50     55     60     65     70     75     95+
------------    -----  -----  -----  -----  -----  -----  -----  -----  -----
%                250%   215%   185%   150%   130%   120%   115%   105%   100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. For the same cost, the larger the amount of supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage;

   .   Supplemental coverage has no surrender charges;

   . The cost of insurance rate for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage;

   . We calculate the monthly guarantee premiums and AGE 100 MONTHLY GUARANTEE PREMIUMS at a higher rate for supplemental coverage than for base coverage (see "Guarantee period benefit" on page 30); and

   . We collect the monthly charge for each $1,000 of specified amount that is attributable to base coverage but not supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 30, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 38 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 62. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 34).

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guarantee period benefit" on page 30) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Guarantee period benefit. Your Policy makes three benefit riders available to you that provide a "guarantee period benefit." This means that if you have one of these guarantee period benefit riders, your Policy and any other benefit riders you have selected will not lapse during the rider's guarantee period as long as you have paid the required monthly guarantee premiums associated with that rider. The required monthly guarantee premiums for the guarantee period benefit rider you have selected are shown on page 3 of your Policy. The more supplemental coverage you select the lower are your overall Policy charges. Although overall Policy charges are lower, more supplemental coverage will result in higher monthly guarantee premiums. If you pay the monthly guarantee premiums while the rider is in force, your Policy will not lapse even if your Policy's cash surrender value has declined to zero. You cannot select any of these riders if you also select death benefit Option 3. There is no death benefit guarantee available with Option 3.

   One of these riders, called the "monthly guarantee premium rider for the first 20 years," is a benefit provided to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the "guaranteed minimum withdrawal benefit rider." We issue the rider only when the Policy is issued. There is no charge associated with the rider. You may select the "monthly guarantee premium rider to age 100" or the guaranteed minimum withdrawal benefit rider only at the time we issue your Policy and you select either death benefit Option 1 or Option 2 and certain other Policy features. There is a charge for either of these riders. We will not issue the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100 if you select the guaranteed minimum withdrawal benefit rider.

   There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the monthly guarantee premium rider for first 20 years and one that does not, because the rider is free of charge. However, because there is a charge for the monthly guarantee premium rider to age 100 and the guaranteed minimum withdrawal benefit rider, Policy values are lower for a Policy that has either of these riders as opposed to one that does not.

   Some states require variations in the terms of one or more of the riders or prohibit their availability.

   The conditions and benefits of each rider are described under "Additional Benefit Riders" on page 39. Be sure to review their descriptions.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

       Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 32, "Restrictions initiated by the Funds and information sharing obligations" on page 33 and "Additional Rights That We Have" on page 56).

   . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

   . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

   . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

         a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

         b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 37.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

   . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

   . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

   . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Policy owner requests an exchange out of any variable investment option into the money market investment option, and

     (2) the same Policy owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

     (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

   . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

   . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor VIP Policy; and

   . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first five Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit cannot be less than the greater of:

   .   $50,000; and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 38) following the VALUATION DATE we receive the request.

   The decrease in coverage is applied in the following order:

   . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

   . Against the next most recent increases successively, with the supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

   . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit Option. You may at any time before the death of the insured person request us to change your death benefit Option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 34. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 62 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of any of the guarantee period benefit riders, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly Guarantee Premium Rider for First 20 Years" on page 43, "Monthly Guarantee Premium Rider to Age 100" on page 44 and "Guaranteed Minimum Withdrawal Benefit Rider" on page 46.

NO TOBACCO USE INCENTIVE

   In general, certain charges under life insurance policies are higher if the insured person uses tobacco. We provide an incentive for our insureds to quit the use of tobacco or any other products that contain nicotine. It is important to understand, therefore, that when we refer to "tobacco," we mean tobacco or any other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. See "Underwriting and premium classes" on page 56.

   The owner does not elect this feature. We provide it automatically without additional charge. Here are its terms:

   . if the insured person is in the preferred tobacco, standard tobacco or special tobacco underwriting class; then

   . for the first three Policy years, the cost of insurance charges will automatically be determined as if the insured person was in the standard non-tobacco underwriting class. For an insured person in the special tobacco underwriting class, we adjust the cost of insurance charges to reflect the extra amount we always charge due to the health, occupation or avocation of an insured person in that class.

   If, before the end of the first three Policy years, the Owner provides us with evidence satisfactory to us that:

   . the insured person has not used tobacco in any form for the preceding 12 months; and

   . there has been no change in the insured person's health that would prevent him or her from qualifying for our standard non-tobacco underwriting class; then

   . we will continue to use standard non-tobacco cost of insurance rates (adjusted as stated above for the special non-tobacco underwriting class) starting with the fourth policy year.

   If the insured person has not met this non-tobacco use and health condition, then starting with the fourth Policy year we will assess cost of insurance charges for the preferred, standard or special tobacco underwriting class, as appropriate.

   See "Underwriting and premium classes" on page 56 for more information about our underwriting classifications.

ACCOUNT VALUE ENHANCEMENT

   Your Policy will be eligible for an Account Value Enhancement at the end of the 16th Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero, or any percentage amount up to 0.15%. All Policies issued in the same calendar year, however, will be treated the same. In any given Policy year there may be no Account Value Enhancement added to certain eligible Policies.

   Here are the additional terms of the Account Value Enhancement:

   . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

   . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage will range from 0.0% to 0.15% and will be reset annually.

   . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at that time.

   . All eligible Policies issued in the same calendar year will receive the same enhancement percentage credited as of the end of each Policy year.

   . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "DATE OF ISSUE." POLICY MONTHS and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 30 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add additional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider, which we automatically issue at the time we issue your policy provided you selected the guideline premium test. If the rider was not available when your Policy was issued, however, you may request the rider at any time. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 24.

   Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate this rider at any time. If you do so, the charge will cease.

   Maturity Extension Rider. This rider gives you the option to extend the Policy's MATURITY DATE beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

   The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

   The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

   We will charge you the following amounts under the death benefit version:

   . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

   . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

   Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

   Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

   There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 57. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

   Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "LIEN" against the remaining benefits payable under the Policy. The maximum interest rate will not exceed the greater of

   . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

   . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

   A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

   Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Overloan Protection Rider. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. If you are currently applying for a Policy we will issue this rider automatically when your Policy is issued. If your Policy was issued without this rider, you may select this rider at any time.

   There is a one- time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

   You can request to exercise the rider when:

   . The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

   .   The Policy has been in force at least until the later of:

         (a) the Policy anniversary nearest the insured person's age 75; or
         (b) the 15th Policy anniversary.

   The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

   . There must be sufficient cash surrender value to cover the one-time charge;

   . Death benefit Option 1 must be in force (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

   . The Policy must not be a modified endowment contract and the guideline premium test must be selected;

   . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid;

   . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person; and

   . There can be no riders in force that require charges after the exercise date, other than the maturity extension rider or term riders (a term rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

   On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

   The following conditions apply beginning with the exercise date:

   . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

   . All future monthly deductions will be waived, including those for the maturity extension rider and any term rider;

   .   No additional premiums will be accepted;

   .   The Policy cannot become a modified endowment contract;

   .   No new policy loans or partial surrenders will be allowed;

   .   Policy loans can be repaid;

   . No changes will be allowed in the specified amount or choice of death benefit Option;

   . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

   . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

   The rider will terminate on the earlier of the following dates:

   .   Upon your written request to terminate the rider; or

   .   Upon termination of the Policy.

   Monthly Guarantee Premium Rider for First 20 Years. This rider is a benefit available to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the guaranteed minimum withdrawal benefit rider. We issue the rider only when the Policy is issued. There is no charge associated with the rider. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The rider provides a guarantee, explained below, until the earlier of:

   .   The 20th Policy anniversary; or

   .   The Policy anniversary nearest the insured person's 95th birthday.

   Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

   .   you have met the monthly guarantee premium requirement.

   As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 62.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider for first 20 years will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider for first 20 years terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee premium rider for first 20 years will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

   . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of any other benefit rider except for the age 100 monthly guarantee premium rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The monthly guarantee premium requirement must be met each Policy month for the duration of the monthly guarantee premium rider for first 20 years, or the rider will be subject to termination. There is no additional charge for this rider.

Monthly Guarantee Premium Rider to Age 100. This rider is available to any owner if:

   .   the owner selects the rider when the Policy is issued;

   .   the owner selects either death benefit Option 1 or 2; and

   . the owner does not select the guaranteed minimum withdrawal benefit rider.

   If these conditions are met, we will issue the rider at the owner's request. This rider bears a monthly charge currently beginning with the fourth Policy year. We reserve the right to begin the charge as early as the first Policy year. However a change in the beginning date of the charge will not affect the beginning date for any Policy owner who has already selected the rider. The rider provides a guarantee, explained below, which ends no later than the Policy anniversary nearest the insured person's 100th birthday. You may later elect to terminate this rider. If you do so, the charge will cease.

   If you have selected this rider, page 3 of your Policy will specify an "AGE 100 MONTHLY GUARANTEE PREMIUM." The more supplemental coverage you select, the higher are the age 100 monthly guarantee premiums. The charge for the monthly guarantee premium rider to age 100 is based on the age of the insured person when the Policy is issued and the net amount at risk attributable to the base Policy. You must meet the age 100 monthly guarantee premium requirement each Policy month after the third Policy year in order to keep the rider in force. The monthly charge for the rider ceases when the rider terminates.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month, we determine if the age 100 monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all age 100 monthly guarantee premiums, beginning with the date of issue (which includes all Policy months in the first three Policy years when there is no charge for this rider) and including the age 100 monthly guarantee premium for the then-current month, then

   .   you have met the age 100 monthly guarantee premium requirement.

   So long as you have met the age 100 monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 62.

   If you do not meet the age 100 monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider to age 100 will remain in force during the 61-day period that follows failure to meet the age 100 monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider to age 100 terminates and the cash surrender value is insufficient, the Policy will then lapse unless:

   .   you pay an amount of premium sufficient to keep the Policy from lapsing;
       or

   . the Policy remains in force on account of the monthly guarantee premium rider for first 20 years.

   However, the monthly guarantee premium rider to age 100 will not be reactivated even if you pay enough premium to keep your Policy from lapsing. The monthly charge for the rider ceases when the rider terminates.

   There is an exception to the above requirements to pay the age 100 monthly guarantee premiums. If at any time during the first three Policy years, the age 100 monthly guarantee premium requirements are not met, guarantees under this rider will not be in effect. This will not terminate the rider. Guarantees under this rider will return upon payment of all past due age 100 monthly guarantee premiums during the first three Policy years.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Option, add or delete another benefit rider or change premium class, we calculate a new age 100 monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new age 100 monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and amount of the increase.

   . For decreases in the specified amount, the new age 100 monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the age 100 monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of another benefit rider, the age 100 monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The age 100 monthly guarantee premium requirement must be met each Policy month, beginning in the fourth Policy year, for the duration of the monthly guarantee premium rider to age 100, or the rider will be subject to termination. Once terminated, the monthly charge for the rider ceases and the rider cannot be reinstated.

   Guaranteed Minimum Withdrawal Benefit Rider. This rider provides for a guaranteed minimum withdrawal benefit. The benefit is available upon your written request while the Policy and this rider are in force. Your request must be made during the eligibility period. The rider also provides a guarantee that your Policy will not lapse for a specified period. The rider will terminate before the end of the eligibility period only upon the occurrence of any one of the events described in "Termination" on page 51.

   Requirements to purchase the rider - Here are the requirements you must meet in order to purchase this rider:

   .   you must purchase the rider when applying for the Policy;

   . you may not select either the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100;

   . the Policy's insured person can be no younger than attained age 20 or no older than attained age 60 when we issue the Policy;

   .   you must elect either death benefit Option 1 or 2;

   .   you must elect the guideline premium test; and

   . you must elect automatic rebalancing and maintain it as long as the rider is in effect.

   See "Required minimum death benefit" on page 26 and "Automatic rebalancing" on page 32.

   Eligibility period - The eligibility period:

   . starts on the tenth Policy anniversary, or the Policy anniversary nearest the insured person's 65th birthday, if earlier; and

   .   ends on the Policy anniversary nearest the insured person's age 70.

   Withdrawal period - The withdrawal period is the length of time for which we will make guaranteed minimum withdrawal benefit payments. Currently the length of the initial withdrawal period for each rider we issue is 10 years. We reserve the right to increase or decrease the length of the initial withdrawal period for each rider we issue in the future.

   The actual withdrawal period starts on the date of the first withdrawal on or after the date the eligibility period begins, but no later than on the date the eligibility period ends. The actual withdrawal period for each rider can be longer or shorter than the initial withdrawal period due to loans, partial surrenders and any applicable surrender charges.

   Guaranteed Benefit Balance - Before the withdrawal period begins and during the eligibility period, we guarantee that an amount equal to what we refer to as the GUARANTEED BENEFIT BALANCE may be withdrawn over the withdrawal period. Before the first withdrawal during the eligibility period, the Guaranteed Benefit Balance will be calculated as follows:

   . we will add all premiums paid (limited in each Policy year after the first, to the amount of premium paid during the first Policy year);

      .   less all partial withdrawals;

      . plus interest at the Accumulation Rate shown on page 3 of your Policy; and

      .   we will subtract the Policy loan balance; and

   . we will subtract an amount equal to the sum of the monthly guarantee premiums (described in the "Monthly guarantee period benefit" section of this rider description) from the date of issue until the current month, (but not beyond the end of the monthly guarantee period) plus interest at the Accumulation Rate shown on page 3 of your Policy.

   The monthly guarantee premium for each month in the monthly guarantee period will be added to obtain the sum described in the last bullet above, even if the monthly guarantee premium requirement has not been met. Termination of the monthly guarantee period benefit does not change the length of the monthly guarantee period in effect.

   We guarantee that an amount equal to the Guaranteed Benefit Balance immediately prior to the first withdrawal during the eligibility period may be withdrawn. The amount of each payment and the actual withdrawal period will vary, subject to:

   .   any subsequent Policy loan activity;

   .   any subsequent full or partial surrenders; and

   . any applicable surrender charges and additional charges due to partial surrenders.

   If the Guaranteed Benefit Balance is less than $500, we reserve the right to make payment over a reduced period. There is no benefit payable if the Guaranteed Benefit Balance is less than or equal to zero.

   Maximum guaranteed annual withdrawal - After the eligibility period begins, the first withdrawal results in calculation of the initial maximum annual withdrawal amount, which is:

   .   the Guaranteed Benefit Balance immediately prior to the first withdrawal;

   . divided by the number of years in the initial withdrawal period (currently 10).

   Guaranteed Benefit Balance and maximum annual withdrawal amount calculations during the withdrawal period - The Guaranteed Benefit Balance will be reduced by the amount of any new loans (including loan interest), and any new withdrawals. The Guaranteed Benefit Balance will be increased by any loan repayments and any unearned loan interest. At the end of each 12-month period from the time of the first withdrawal, the maximum annual withdrawal amount for the next 12-month period will be recalculated. If the number of years remaining in the initial withdrawal period is one or more, the recalculation will be the lesser of:

   . the Guaranteed Benefit Balance at the beginning of the previous 12-month period; less withdrawals and loans made during the previous 12-month period; plus any loan repayments made during the previous 12-month period (including any unearned loan interest); divided by the number of years remaining in the initial withdrawal period;

   or

   .   the annual withdrawal amount in effect for the previous 12-month period.

   If the number of years remaining in the initial withdrawal period is less than one, the maximum annual withdrawal amount will be the amount in effect for the previous 12-month period until the Guaranteed Benefit Balance is zero. After the actual withdrawal period has started, premium payments will not be included in the benefit balance calculation.

   Policy surrender or maturity - If you surrender your Policy or if it matures and the Policy has a cash surrender value, you will receive:

   . The cash surrender value, at the time of surrender or maturity, in a single sum or under a payment Option (see "Payment Options" on page 53); plus

   . The excess of the Guaranteed Benefit Balance over the cash surrender value paid in equal amounts over the number of years remaining in the initial withdrawal period.

   If you surrender your Policy or if it matures after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time you surrender your Policy or it matures.

   Policy lapse - If your Policy lapses without any cash surrender value during the eligibility Period, you will receive the Guaranteed Benefit Balance in equal amounts over the initial withdrawal period.

   If the Policy lapses without any cash surrender value during the actual withdrawal period, you will receive the remaining Guaranteed Benefit Balance in equal amounts over the number of years remaining in the initial withdrawal period. If the Policy lapses after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time of lapse.

   Rider charge - We will deduct a daily charge at a current annual effective rate of 0.75% of your accumulation value that is then being invested in any of the variable investment options. We reserve the right to increase this charge to no more than 1.50%. We will charge you for the rider until the Policy or the rider terminates.

   Death benefit - This rider does not provide a death benefit payable in addition to the amount payable under the Policy. However, if the Policy has lapsed and at the time of death the Policy owner was receiving payments under any provision of this rider, the present value of any remaining payments will be paid to the Policy owner's beneficiary in a single sum.

   Investment option restrictions - If you purchased this rider, certain investment options are identified on page 3 of your Policy as "Restricted Funds." This means that we will limit the total amount of your accumulation value less Policy loans that may be invested in Restricted Funds to 30% of your Policy's total accumulation value less Policy loans. Here is an example:

   Let us say your total accumulation value is $1,000 and you have an outstanding loan of $300.

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in Restricted Funds to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in Restricted Funds increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under the rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Your Policy identifies the initial list of Restricted Funds. We reserve the right under the Policy to add or remove Restricted Funds, in the following manner:

   . If we add an investment option to the Policy, it is possible that it will be a Restricted Fund; and

   . We may decide (or in some cases, we may be required) to remove a Restricted Fund from the Policy.

   If you purchased this rider, you are required to use our automatic rebalancing program. This program assures that you adhere to the 30% requirement for Restricted Funds. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages to correspond to your then current premium allocation designation. See "Automatic rebalancing" on page 32. Currently we require that you maintain automatic rebalancing on an annual basis. We reserve the right, however, to require that you rebalance more often than annually.

   You may choose to rebalance more frequently than annually. You may give us new automatic rebalancing instructions at any time.

   The Restricted Funds currently are:

   .   AIM V.I. International Growth Fund
   .   Credit Suisse Trust U.S. Equity Flex I Portfolio
   .   Franklin Templeton VIP Franklin Small Cap Value Securities Fund
   .   Franklin Templeton VIP Templeton Foreign Securities Fund
   .   Janus Aspen Overseas Portfolio
   .   JPMorgan Small Cap Core Portfolio
   .   MFS (R) VIT New Discovery Series
   .   Oppenheimer Global Securities Fund/VA
   .   PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio
   .   Putnam VT International Growth and Income Fund
   .   VALIC Co. I International Equities Fund
   .   VALIC Co. I Small Cap Index Fund

   Monthly guarantee period benefit - As indicated above in "Requirements to purchase the Rider," if you purchase this rider we will not issue either of the guarantee period benefit riders. This rider, however, provides a monthly guarantee period benefit based on your payment of monthly guarantee premiums. The monthly guarantee premium for the initial specified amount and any benefit riders in force on the date of issue is shown on page 3 of your Policy. If you have purchased this rider, the "monthly guarantee premium" in your Policy refers to the monthly guarantee period benefit under this rider. There is no additional charge for this rider's monthly guarantee period benefit. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The guarantee period begins on the date of issue and ends on:

   .   the Policy anniversary nearest the insured person's attained age 65; or

   .   the 10th Policy anniversary, if later.

   Policy months are measured from the date of issue. On the first day of each Policy month that you are covered by this rider we determine if the monthly guarantee premium requirement has been met, as follows:

   . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

   . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

   .   you have met the monthly guarantee premium requirement.

   The Policy will not terminate (i.e., lapse) during the guarantee period if, on the first day of each Policy month during that period you have met the monthly guarantee premium requirement. See "Policy Lapse and Reinstatement" on page 62.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The guarantee period benefit will remain in force during the 61-day period that follows the failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the guarantee period benefit from terminating. If you do not pay the amount required to keep the benefit in force by the end of the 61-day period, the guarantee period benefit will terminate and cannot be reactivated.

   If the monthly guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Options, add or delete another benefit rider, increase or decrease another benefit rider, or change premium class, we calculate a new monthly guarantee premium. Except as described in "Termination," below, these changes will not affect the terms or the duration of the monthly guarantee period benefit or the rider. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center, shown under "Contact Information" on page 5 for this purpose.

   . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's attained age on the effective date of the increase, and the amount of the increase.

   . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half the monthly guarantee premium is reduced by one-half.

   . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

   . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   Reinstatement - If the Policy lapses, this rider may be reinstated with the Policy if benefits are not being paid under this rider at the time of lapse, subject to:

   .   evidence of insurability; and

   .   payment of the necessary premium to reinstate the Policy.

   Termination - This rider will terminate if:

   .   the Policy terminates or matures;

   . withdrawals have been taken during the eligibility period and the Guaranteed Benefit Balance has been reduced to zero;

   .   automatic rebalancing has been discontinued;

   . automatic rebalancing percentages are changed allowing for more than 30% of the Policy's total accumulation value less Policy loans to be invested in Restricted Funds;

   . the insured person reaches attained age 70 and no withdrawals were taken during the eligibility period; or

   .   any of the following occurs after the eligibility period begins:

          .   the Policy's specified amount is increased; or

          .   the Policy's death benefit Option is changed; or

          . any other rider is added or is terminated prior to its scheduled termination date; or

          . the Policy's premium class is changed (including a change in rating); or

          . the Policy's specified amount is decreased for any reason other than due to a partial surrender. (This includes changing the death benefit Option from Option 1 to Option 2.)

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 62. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 25. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 57.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS--

   See page 19 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor VIP Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 34.

   You may choose the investment option or options from which money that you withdraw will be taken; otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount with an adjustment for the unearned loan interest will be subtracted from the death benefit.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

   .   will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider," on page 39.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 62 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options:

   .   Option 1--Equal monthly payments for a specified period of time.

   . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4--Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment Options may also be available with our consent. We have the right to reject any payment Option if the payee is a corporation or other entity. You can read more about each of these Options in the Policy and in the separate form of payment contract that we issue when any such Option takes effect.

   Interest rates that we credit under each Option will be at least 2%.

   Change of payment Option. The owner may give us written instructions to change any payment Option previously elected at any time while the Policy is in force and before the start date of the payment Option.

   Tax impact. If a payment Option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment Options.

THE BENEFICIARY

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

   .   the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   .   Four Non-Tobacco classes: preferred plus, preferred, standard and special;
   .   Three Tobacco classes: preferred, standard and special; and
   .   Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.35%, and after 20 years, to an annual effective rate of 0.00%. We guarantee these rate reductions through the Policy's first 20 years. We reserve the right after 20 years to assess up to an annual effective rate of 0.15%. Since the Policies were first offered only in the year 2006, the reduction has not yet taken effect under any outstanding Policies. Policies issued in Maryland refer to this charge as an "account value charge." AGL receives this charge to pay for our mortality and expense risks.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the "Monthly Administration Fee" shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. The Policies have a monthly expense per $1,000 of base coverage which will be deducted during the first five Policy years and during the first five years following any increase in base coverage. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We discuss base coverage under "Your specified amount of insurance" on page 25.) This charge can range from a maximum of $1.42 for each $1000 of base coverage to a minimum of $0.05 for each $1000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges beginning on page 11) is $0.18 for each $1000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for the First Five Years." AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charge for the guaranteed minimum withdrawal benefit rider, however, will be assessed daily. In addition, the interest charge for the terminal illness rider benefit is assessed each Policy anniversary. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider, waiver of monthly deduction rider, overloan protection rider, two versions of guarantee period benefit rider and guaranteed minimum withdrawal benefit rider. The riders are described beginning on page 39, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 28 of the Policy. As shown in the Tables of Charges beginning on page 11 the maximum surrender charge is $49 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $1 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $16 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis until, in the eleventh year (or the eleventh year following any increase in the base coverage), it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                    SURRENDER CHARGE FOR A 38 YEAR OLD MALE

POLICY YEAR                1     2     3     4     5     6     7     8     9     10    11
-----------               ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
SURRENDER CHARGE
PER $1,000 OF BASE
COVERAGE                   $16   $16   $16   $14   $12   $10    $8    $6    $4    $2    $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 52 and "Change of death benefit Option" on page 35.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 52.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11- 17. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 60.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   AGL may also make available to Policy owners other variable universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 57 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 21 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 57 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 60. The "daily charge" described on page 57 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   While either of the guarantee period benefit riders (discussed on page 43 under "Monthly Guarantee Premium Rider for First 20 Years" and on page 44 under "Monthly Guarantee Premium Rider to Age 100") or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider (discussed on page 46 under "Guaranteed Minimum Withdrawal Benefit Rider") is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums or the age 100 monthly guarantee premiums, depending on which rider you have in force. You cannot reinstate the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100 once coverage expires or terminates for any reason. The guaranteed minimum withdrawal benefit rider can be reinstated if benefits are not being paid under this rider at the time it lapsed. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first five Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy.

   If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit Option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $3.5 million for decedents dying in 2009. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $3.5 million in 2009. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate
Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL and the Separate Account can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                        -----------
accumulation value.................................................      8
Administrative Center..............................................      5
age 100 monthly guarantee premium..................................     44
automatic rebalancing..............................................     32
base coverage......................................................     28
basis..............................................................     64
beneficiary........................................................     54
cash surrender value...............................................      7
cash value accumulation test.......................................     27
close of business..................................................     37
Code...............................................................     39
Contact Information................................................      5
cost of insurance rates............................................     58
daily charge.......................................................     57
date of issue......................................................     38
death benefit......................................................      6
dollar cost averaging..............................................     31
Fixed Account......................................................     24
free look..........................................................     30
full surrender.....................................................      7
Fund, Funds........................................................      6
grace period.......................................................      9
guarantee period benefit...........................................     30
Guaranteed Benefit Balance.........................................     46
guideline premium test.............................................     27
insured person.....................................................      1
investment options.................................................     61
lapse..............................................................      9
loan (see "Policy loans" in this Index)............................      7
loan interest......................................................     60
maturity date......................................................     53
modified endowment contract........................................     63
monthly deduction day..............................................     38
monthly guarantee premium..........................................      9
monthly insurance charge...........................................     58
net amount at risk.................................................     13
Option 1, Option 2, Option 3.......................................      6

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                        -----------
partial surrender..................................................     52
payment Options....................................................     53
planned periodic premiums..........................................     30
Policy loans.......................................................     52
Policy months......................................................     38
Policy year........................................................     38
preferred loan.....................................................     53
premium class......................................................     56
premium payments...................................................     29
reinstate, reinstatement...........................................     62
required minimum death benefit.....................................     26
required minimum death benefit percentage..........................     27
Separate Account VL-R..............................................     18
seven-pay test.....................................................     63
specified amount...................................................     25
supplemental coverage..............................................     28
transfers..........................................................     31
valuation date.....................................................     37
valuation period...................................................     37
variable investment options........................................     21

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                 PRIVACY NOTICE

--------------------------------------------------------------------------
American General Life Companies      .   We have physical, electronic,
knows that your privacy is               and procedural safeguards in
important. You have received this        place that were designed to
notice as required by law and            protect Nonpublic Personal
because you are now or may be a          Information.
customer of one of our companies.
This notice will advise you of the   .   We do not share Nonpublic
types of Nonpublic Personal              Personal Information about you
Information we collect, how we use       except as allowed by law.
it, and what we do to protect your
privacy.                             .   We may disclose all types of
                                         Nonpublic Personal Information
"Nonpublic Personal Information"         that we collect, including
refers to personally identifiable        information regarding your
information that is not available        transactions or experiences
to the public.                           with us, when needed, to:

"Employees, Representatives,            (i) Our Employees,
Agents, and Selected Third Parties"     Representatives, Agents, and
refers to individuals or entities       Selected Third Parties, as
who act on our behalf.                  permitted by law; or

..   Our Employees, Representatives,     (ii) other organizations with
    Agents, and Selected Third          which we have joint marketing
    Parties may collect Nonpublic       agreements as permitted by law.
    Personal Information about you,
    including information:           .   The types of companies and
                                         persons to whom we may
   .   Given to us on applications       disclose Nonpublic Personal
       or other forms;                   Information as permitted by
                                         law include: banks; attorneys;
   .   About transactions with us,       trustees; third-party
       our affiliates, or third          administrators; insurance
       parties;                          agents; insurance companies;
                                         insurance support
   .   From others, such as credit       organizations; credit
       reporting agencies,               reporting agencies; registered
       employers, and federal and        broker-dealers; auditors;
       state agencies.                   regulators; and reinsurers.

..   The types of Nonpublic Personal  .   We do not share your Nonpublic
    Information we collect depends       Personal Health Information
    on the products we offer to you      unless authorized by you or
    and may include your: name;          allowed by law.
    address; Social Security
    Number; account balances;        .   Our privacy policy applies, to
    income; assets; insurance            the extent required by law, to
    premiums; coverage and               our agents and representatives
    beneficiaries; credit reports;       when they are acting on behalf
    marital status; and payment          of American General Life
    history. We may also collect         Companies.
    Nonpublic Personal Health
    Information, such as medical     .   You will be notified if our
    reports, to underwrite               privacy policy changes.
    insurance policies, process
    claims, or for other related     .   Our privacy policy applies to
    functions.                           current and former customers.

..   We restrict access to Nonpublic  THIS PRIVACY NOTICE IS PROVIDED
    Personal Information to those    FOR YOUR INFORMATION ONLY. YOU DO
    Employees, Representatives,      NOT NEED TO CALL OR TAKE ANY
    Agents, or Selected Third        ACTION.
    Parties who provide products or
    services to you and who have
    been trained to handle
    Nonpublic Personal Information
    as described in this Notice.

..   We have policies and procedures
    that direct our Employees,
    Representatives, Agents and
    Selected Third Parties acting
    for us, on how to protect and
    use Nonpublic Personal
    Information.

--------------------------------------------------------------------------

This Privacy Notice is provided on   CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:   RESIDENTS ONLY:
AGC Life Insurance Company, AIG
Life Insurance Company, AIG Life of  Following the law of your state,
Bermuda, Ltd., AIG Premier           we will not disclose nonpublic
Insurance Company, AIG Worldwide     personal financial information
Life Insurance of Bermuda, Ltd,      about you to nonaffiliated third
American General Assurance Company,  parties (other than as permitted
American General Equity Services     by law) unless you authorize us to
Corporation, American General        make that disclosure. Your
Indemnity Company, American General  authorization must be in writing.
Life and Accident Insurance          If you wish to authorize us to
Company, American General Life       disclose your nonpublic personal
Insurance Company, American General  financial information to
Property Insurance Company of        nonaffiliated third parties, you
Florida, American General Property   may write to us at: American
Insurance Company, American          General Life Companies Service
International Life Assurance         Center, P.O. Box 4373, Houston,
Company of New York, Delaware        Texas 77210-4373.
American Life Insurance Company,
Pacific Union Assurance Company,     (C) 2009. All rights reserved.
The United States Life Insurance
Company in the City of New York.

                                                           AGLC0375-STF Rev0209

                                   [GRAPHIC]

Easy & Convenient

With e-Service from American General Life Insurance Company/1/, you have access to the most up-to-date policy information, 24 hours a day, 7 days a week. And with e-Delivery, you can choose to be notified via e-mail that certain regulatory documents are available online for you to view, eliminating the clutter of large, bulky mailings.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday.

Visit www.americangeneral.com and click on the link to sign up for e-Service and e-Delivery!

                              [LOGO OF ESERVICE]

                            www.americangeneral.com

/1/  Not available for all products.

American General Life Insurance Company

VUL Administration
P.O. Box 4880
Houston, Texas, 77210-4880

www.americangeneral.com

Variable universal life insurance policies issued by American General Life Insurance Company and distributed by American General Equity Services Corporation, member FINRA. American General Life Insurance Company does not solicit business in the state of New York. Policies and riders not available in all states.

(C) 2009. All rights reserved.

AGLC103614

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

For additional information about the Platinum Investor(R) VIP
Policies and the Separate Account, you may request a copy of the
Statement of Additional Information (the "SAI"), dated May 1,
2009. We have filed the SAI with the SEC and have incorporated it             For E-SERVICE and
by reference into this prospectus. You may obtain a free copy of          E-DELIVERY, or to view and
the SAI and the Policy or Fund prospectuses if you write us at our           Print Policy or Fund
Administrative Center, which is located at VUL Administration,              prospectuses visit at
P.O. Box 4880, Houston, Texas 77210-4880 or call us at                     WWW.AMERICANGENERAL.COM
1-800-340-2765. You may also obtain the SAI from your AGL
representative through which the Policies may be purchased.
Additional information about the Platinum Investor VIP Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge
current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor
Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's
Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F
Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

PLATINUM INVESTOR VIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL
LIFE INSURANCE
Policy Form Number 05604

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life
Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New
York. The Policies are not available in all states.

                                                                                [LOGO OF IMSA]

                                                                            INSURANCE MARKETPLACE
                                                                            STANDARDS ASSOCIATION
                                                                       Membership in IMSA applies only
                                                                      to American General Life Insurance
                                                                       Company and not to its products.

(C) 2009. All rights reserved.                                              ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) VIP

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2009

   ALL REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION TO AMERICAN HOME ASSURANCE COMPANY APPLY ONLY TO POLICIES WITH A DATE OF ISSUE OF DECEMBER 29, 2006 OR EARLIER.

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2009, describing the Platinum Investor VIP flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

     GENERAL INFORMATION..............................................  3
        AGL...........................................................  3
        Separate Account VL-R.........................................  3
        American Home Assurance Company...............................  4
     SERVICES.........................................................  4
     DISTRIBUTION OF THE POLICIES.....................................  4
     PERFORMANCE INFORMATION..........................................  6
     ADDITIONAL INFORMATION ABOUT THE POLICIES........................  7
            Gender neutral policies...................................  7
            Special purchase plans....................................  7
            Underwriting procedures and cost of insurance charges.....  7
            Certain arrangements......................................  8
        More About the Fixed Account..................................  8
            Our general account.......................................  8
            How we declare interest...................................  8
        Adjustments to Death Benefit..................................  9
            Suicide...................................................  9
            Wrong age or gender.......................................  9
            Death during grace period.................................  9
     ACTUARIAL EXPERT.................................................  9
     MATERIAL CONFLICTS...............................................  9
     FINANCIAL STATEMENTS............................................. 10
        Separate Account Financial Statements......................... 10
        AGL Consolidated Financial Statements......................... 10
        American Home Financial Statements............................ 10
     INDEX TO FINANCIAL STATEMENTS.................................... 11
        Separate Account VL-R Financial Statements.................... 11
        AGL Consolidated Financial Statements......................... 11
        American Home Statutory Basis Financial Statements............ 11

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

   On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, Separate Account VL-R is divided into 74 separate "divisions," 44 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 44 divisions and the remaining 30 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue of December 29, 2006 or earlier.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, AGL paid AGLC for these services $414,162,025, $367,979,145 and $340,329,330, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of

AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 90% of the premiums received in the first Policy year up to a "target premium";

   . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

   . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

   . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

   . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

   . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

   . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

   The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable. The target premium is also the maximum amount of premium to which the first year commission rate applies. Commissions paid on premiums received in excess of the target premium are paid at the excess rate. The target premium is an amount calculated in accordance with the method of calculation and rates from the AGL target premium schedules. AGL may change the target premium schedules from time to time. The target premium applicable to a particular coverage shall be determined from the schedule in force when the first premium for such coverage is entered as paid in accounting records of AGL.

   If the total amount of premiums paid in the first Policy year (on a per Policy basis) is less than the target premium, premium received at any time through the second Policy year, up to the balance of the first year target premium, will receive the first Policy year 90% commission rate. Any additional premium received in the second Policy year will be treated as second Policy year premium.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   THE PURPOSE OF THIS SECTION IS TO PROVIDE YOU WITH INFORMATION TO HELP CLARIFY CERTAIN DISCUSSION FOUND IN THE RELATED PROSPECTUS. MANY TOPICS, SUCH AS POLICY SALES LOADS AND INCREASES IN YOUR POLICY'S DEATH BENEFIT, HAVE BEEN FULLY DESCRIBED IN THE RELATED PROSPECTUS. FOR ANY TOPICS THAT WE DO NOT DISCUSS IN THIS SAI, PLEASE SEE THE RELATED PROSPECTUS.

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer policies for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we offer Platinum Investor VIP Policies on both a gender-neutral and a sex-distinct basis.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, AGL and American Home. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The statement of net assets as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2008 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

   The consolidated balance sheets of AGL as of December 31, 2008 and 2007 and the related consolidated statements of income (loss), shareholder's equity, comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME FINANCIAL STATEMENTS

   The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2008 and 2007, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue of December 29, 2006 or earlier.

I. Separate Account VL-R Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2008
Statement of Operations for the period ended December 31, 2008
Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, except as indicated
Notes to Financial Statements

II. AGL Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2008 and 2007
Consolidated Statement of Income (Loss) for the years ended December 31, 2008, 2007 and 2006
Consolidated Statement of Shareholder's Equity for the years ended December 31, 2008, 2007 and 2006
Consolidated Statement of Comprehensive Income (Loss) for the years ended December 31, 2008, 2007 and 2006
Consolidated Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006
Notes to Consolidated Financial Statements

III. American Home Statutory Basis Financial Statements

Report of Independent Auditors
Statement of Admitted Assets as of December 31, 2008 and 2007
Statement of Liabilities, Capital and Surplus as of December 31, 2008 and 2007 Statement of Income and Changes in Capital and Surplus for the years ended December 31, 2008, 2007 and 2006
Statement of Cash Flow for the years ended December 31, 2008, 2007 and 2006 Notes to Statutory Basis Financial Statements

[LOGO] American General Life Companies

                                              Variable Universal Life Insurance
                                                          Separate Account VL-R

                                                                           2008

                                                                  Annual Report

                                                              December 31, 2008

                                        American General Life Insurance Company

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                     1201 LOUISIANA
                                                     SUITE 2900
                                                     HOUSTON TX 77002-5678
                                                     TELEPHONE (713) 356 4000
                                                     FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and
Policy Owners of American General Life Insurance Company Separate Account VL-R:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VL-R (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 29, 2009

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS
DECEMBER 31, 2008

                                                                                            Due from (to)
                                                                                              American
                                                                              Investment    General Life
                                                                            securities - at   Insurance
Divisions                                                                     fair value       Company    NET ASSETS
--------------------------------------------------------------------------- --------------- ------------- -----------
AIG Retirement Company I International Equities Fund                          $ 2,253,140        $--      $ 2,253,140
AIG Retirement Company I Mid Cap Index Fund                                    10,459,279         --       10,459,279
AIG Retirement Company I Money Market I Fund                                   29,748,446         (1)      29,748,445
AIG Retirement Company I Nasdaq-100 Index Fund                                  2,391,443         --        2,391,443
AIG Retirement Company I Science & Technology Fund                                821,958         --          821,958
AIG Retirement Company I Small Cap Index Fund                                   4,265,056          1        4,265,057
AIG Retirement Company I Stock Index Fund                                      18,612,240          1       18,612,241
AIM V.I. Core Equity Fund - Series I                                            8,105,221         --        8,105,221
AIM V.I. Global Real Estate Fund - Series I                                        10,822         --           10,822
AIM V.I. International Growth Fund - Series I                                   8,684,785         (1)       8,684,784
Alger American Capital Appreciation Portfolio - Class O Shares                  1,959,122         --        1,959,122
Alger American MidCap Growth Portfolio - Class O Shares                         1,502,289         --        1,502,289
American Century VP Value Fund - Class I                                       12,200,868         (1)      12,200,867
Credit Suisse Small Cap Core I Portfolio                                        1,221,681         (1)       1,221,680
Dreyfus IP MidCap Stock Portfolio - Initial Shares                              2,797,816         (3)       2,797,813
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                       5,904,489         --        5,904,489
Dreyfus VIF International Value Portfolio - Initial Shares                         41,447         (1)          41,446
Dreyfus VIF Quality Bond Portfolio - Initial Shares                             7,645,995          1        7,645,996
Fidelity VIP Asset Manager Portfolio - Service Class 2                          4,303,000         (1)       4,302,999
Fidelity VIP Contrafund Portfolio - Service Class 2                            23,838,430         --       23,838,430
Fidelity VIP Equity-Income Portfolio - Service Class 2                         12,605,617         --       12,605,617
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                              68,374         (1)          68,373
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                             448,393         (1)         448,392
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                             305,948         (1)         305,947
Fidelity VIP Growth Portfolio - Service Class 2                                 9,650,798          1        9,650,799
Fidelity VIP Mid Cap Portfolio - Service Class 2                                5,983,569         (1)       5,983,568
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2           6,789,073         (2)       6,789,071
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2         62,198         --           62,198
Franklin Templeton Franklin U.S. Government Fund - Class 2                      5,392,918         (1)       5,392,917
Franklin Templeton Mutual Shares Securities Fund - Class 2                      7,083,170         (2)       7,083,168
Franklin Templeton Templeton Foreign Securities Fund - Class 2                  5,378,491         (3)       5,378,488
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                    3,958,855          2        3,958,857
Janus Aspen Forty Portfolio - Service Shares                                      104,234         (1)         104,233
Janus Aspen International Growth Portfolio - Service Shares                     8,807,973          1        8,807,974
Janus Aspen Mid Cap Growth Portfolio - Service Shares                           2,982,555         --        2,982,555
Janus Aspen Worldwide Growth Portfolio - Service Shares                         2,747,425         (1)       2,747,424
JPMorgan Insurance Trust Government Bond Portfolio - Class I                       28,147          1           28,148
JPMorgan International Equity Portfolio                                            24,483         (1)          24,482
JPMorgan Mid Cap Value Portfolio                                                1,699,338         --        1,699,338
JPMorgan Small Company Portfolio                                                2,121,011          1        2,121,012
MFS VIT Core Equity Series - Initial Class                                      2,705,088         --        2,705,088
MFS VIT Growth Series - Initial Class                                           8,162,971         --        8,162,971
MFS VIT New Discovery Series - Initial Class                                    2,608,315         --        2,608,315
MFS VIT Research Series - Initial Class                                         2,692,482         (2)       2,692,480
MFS VIT Total Return Series - Initial Class                                       496,645         --          496,645
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                         4,059,452         (1)       4,059,451
Neuberger Berman AMT Partners Portfolio - Class I                                  58,023         --           58,023
Neuberger Berman AMT Socially Responsive Portfolio - Class I                        5,605         --            5,605
Oppenheimer Balanced Fund/VA - Non-Service Shares                               1,135,464         (1)       1,135,463
Oppenheimer Global Securities Fund/VA - Non-Service Shares                      3,878,834         --        3,878,834
Oppenheimer High Income Fund/VA - Non-Service Shares                               17,007          1           17,008
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class         1,196,061         (1)       1,196,060

                            See accompanying notes.

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS - CONTINUED
DECEMBER 31, 2008

                                                                                   Due from (to)
                                                                                     American
                                                                     Investment    General Life
                                                                   securities - at   Insurance
Divisions                                                            fair value       Company    NET ASSETS
------------------------------------------------------------------ --------------- ------------- -----------
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class    $    45,809        $ 1      $    45,810
PIMCO VIT Real Return Portfolio - Administrative Class                13,013,492         (1)      13,013,491
PIMCO VIT Short-Term Portfolio - Administrative Class                  5,178,612         (2)       5,178,610
PIMCO VIT Total Return Portfolio - Administrative Class               23,833,764          1       23,833,765
Pioneer Fund VCT Portfolio - Class I                                   2,033,717         --        2,033,717
Pioneer Growth Opportunities VCT Portfolio - Class I                   2,407,791         --        2,407,791
Pioneer Mid Cap Value VCT Portfolio - Class I                            325,554         --          325,554
Putnam VT Diversified Income Fund - Class IB                           4,479,144         --        4,479,144
Putnam VT Growth and Income Fund - Class IB                            8,781,311         (1)       8,781,310
Putnam VT International Growth and Income Fund - Class IB              5,049,683         (2)       5,049,681
Putnam VT Small Cap Value Fund - Class IB                                200,715         (1)         200,714
Putnam VT Vista Fund - Class IB                                           98,428         --           98,428
Putnam VT Voyager Fund - Class IB                                        216,021         (1)         216,020
SunAmerica Aggressive Growth Portfolio - Class 1                         847,954         --          847,954
SunAmerica Balanced Portfolio - Class 1                                1,099,118          2        1,099,120
UIF Capital Growth Portfolio - Class I Shares                          2,073,016         --        2,073,016
UIF High Yield Portfolio - Class I Shares                              1,414,825         (1)       1,414,824
Van Kampen LIT Capital Growth Portfolio - Class I                         23,976         (1)          23,975
Van Kampen LIT Government Portfolio - Class I                            136,773          1          136,774
Van Kampen LIT Growth and Income Portfolio - Class I                   8,135,937         (2)       8,135,935
Vanguard VIF High Yield Bond Portfolio                                 4,498,848         (1)       4,498,847
Vanguard VIF REIT Index Portfolio                                      9,041,686          1        9,041,687

                            See accompanying notes.

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                         A           B          A+B=C         D             E             F           C+D+E+F
                               Mortality and                 Net                    Net change in     INCREASE
                     Dividends  expense risk     NET      realized    Capital gain    unrealized   (DECREASE) IN
                       from         and       INVESTMENT gain (loss)  distributions  appreciation    NET ASSETS
                      mutual   administrative   INCOME       on        from mutual  (depreciation) RESULTING FROM
Divisions              funds      charges       (LOSS)   investments      funds     of investments   OPERATIONS
-------------------  --------- -------------- ---------- -----------  ------------- -------------- --------------
AIG Retirement
  Company I
  International
  Equities Fund      $103,042    $ (21,879)    $ 81,163  $    82,887   $  350,932    $ (2,215,275)  $ (1,700,293)
AIG Retirement
  Company I Mid Cap
  Index Fund          191,352     (104,252)      87,100      294,254    1,356,509      (8,157,862)    (6,419,999)
AIG Retirement
  Company I Money
  Market I Fund       708,135     (220,240)     487,895           --           --              --        487,895
AIG Retirement
  Company I
  Nasdaq-100 Index
  Fund                  8,387      (21,546)     (13,159)     (21,802)      38,802      (1,568,468)    (1,564,627)
AIG Retirement
  Company I
  Science &
  Technology Fund          --       (8,843)      (8,843)      (2,447)          --        (740,425)      (751,715)
AIG Retirement
  Company I Small
  Cap Index Fund       94,243      (40,339)      53,904     (100,413)     392,360      (2,706,024)    (2,360,173)
AIG Retirement
  Company I Stock
  Index Fund          581,745     (181,993)     399,752      358,917    2,621,347     (15,128,540)   (11,748,524)
AIM V.I. Core
  Equity Fund -
  Series I            231,555      (77,364)     154,191       21,325           --      (3,890,545)    (3,715,029)
AIM V.I. Global
  Real Estate Fund
  - Series I              810          (14)         796          (56)       1,251          (7,178)        (5,187)
AIM V.I.
  International
  Growth Fund -
  Series I             70,074      (87,613)     (17,539)     687,440      169,448      (7,181,061)    (6,341,712)
Alger American
  Capital
  Appreciation
  Portfolio - Class
  O Shares                 --      (22,086)     (22,086)     194,550           --      (1,897,436)    (1,724,972)
Alger American
  MidCap Growth
  Portfolio - Class
  O Shares              3,812      (16,368)     (12,556)    (387,919)     791,728      (2,315,578)    (1,924,325)
American Century VP
  Value Fund -
  Class I             369,482     (106,503)     262,979   (1,027,691)   1,961,579      (5,893,599)    (4,696,732)
Credit Suisse Small
  Cap Core I
  Portfolio             1,427      (11,931)     (10,504)     (58,097)          --        (621,513)      (690,114)
Dreyfus IP MidCap
  Stock Portfolio -
  Initial Shares       40,135      (29,811)      10,324     (122,188)     649,934      (2,515,015)    (1,976,945)
Dreyfus VIF
  Developing
  Leaders Portfolio
  - Initial Shares     74,509      (58,737)      15,772     (386,392)     446,451      (3,803,293)    (3,727,462)
Dreyfus VIF
  International
  Value Portfolio -
  Initial Shares           28          (31)          (3)        (413)         213          (3,504)        (3,707)
Dreyfus VIF Quality
  Bond Portfolio -
  Initial Shares      423,056      (61,482)     361,574     (232,168)          --        (569,121)      (439,715)
Fidelity VIP Asset
  Manager Portfolio
  - Service Class 2   136,296      (39,884)      96,412      (21,420)     581,838      (2,445,765)    (1,788,935)
Fidelity VIP
  Contrafund
  Portfolio -
  Service Class 2     262,868     (228,994)      33,874     (744,163)     961,500     (17,560,156)   (17,308,945)
Fidelity VIP
  Equity-Income
  Portfolio -
  Service Class 2     424,925     (126,210)     298,715     (429,695)      18,906      (9,532,294)    (9,644,368)
Fidelity VIP
  Freedom 2020
  Portfolio -
  Service Class 2       2,141         (453)       1,688       (3,677)       3,895         (31,760)       (29,854)
Fidelity VIP
  Freedom 2025
  Portfolio -
  Service Class 2      14,041       (1,433)      12,608      (57,077)      23,432        (149,778)      (170,815)
Fidelity VIP
  Freedom 2030
  Portfolio -
  Service Class 2       8,725       (2,548)       6,177      (24,978)      27,581        (178,106)      (169,326)
Fidelity VIP Growth
  Portfolio -
  Service Class 2      88,063     (102,929)     (14,866)     380,626           --      (9,176,708)    (8,810,948)
Fidelity VIP Mid
  Cap Portfolio -
  Service Class 2      19,735      (55,994)     (36,259)    (449,102)   1,311,626      (4,681,273)    (3,855,008)
Franklin Templeton
  Franklin Small
  Cap Value
  Securities Fund -
  Class 2              88,479      (50,988)      37,491     (196,322)     612,789      (3,271,434)    (2,817,476)
Franklin Templeton
  Franklin
  Small-Mid Cap
  Growth Securities
  Fund - Class 2           --         (674)        (674)       1,065       11,355         (58,431)       (46,685)
Franklin Templeton
  Franklin U.S.
  Government Fund -
  Class 2             233,950      (33,417)     200,533        1,215           --         125,264        327,012
Franklin Templeton
  Mutual Shares
  Securities Fund -
  Class 2             285,919      (67,079)     218,840     (200,531)     406,672      (4,724,273)    (4,299,292)
Franklin Templeton
  Templeton Foreign
  Securities Fund -
  Class 2             179,712      (53,452)     126,260       (3,115)     735,513      (4,609,787)    (3,751,129)
Goldman Sachs VIT
  Capital Growth
  Fund -
  Institutional
  Shares                7,476      (25,936)     (18,460)      35,423           --      (3,004,114)    (2,987,151)
Janus Aspen Forty
  Portfolio -
  Service Shares            1         (103)        (102)      (1,955)          --         (29,146)       (31,203)
Janus Aspen
  International
  Growth Portfolio
  - Service Shares    391,509     (101,655)     289,854      923,214    2,098,520     (12,975,020)    (9,663,432)
Janus Aspen Mid Cap
  Growth Portfolio
  - Service Shares      2,938      (28,045)     (25,107)     114,362      225,968      (2,532,716)    (2,217,493)
Janus Aspen
  Worldwide Growth
  Portfolio -
  Service Shares       41,630      (29,128)      12,502      154,179           --      (2,531,223)    (2,364,542)
JPMorgan Insurance
  Trust Government
  Bond Portfolio -
  Class I                  --          (66)         (66)           3           --           1,605          1,542
JPMorgan
  International
  Equity Portfolio         --          (38)         (38)      (1,417)          --          (1,980)        (3,435)
JPMorgan Mid Cap
  Value Portfolio      29,126      (17,522)      11,604      (26,893)     197,441      (1,137,129)      (954,977)
JPMorgan Small
  Company Portfolio     4,817      (18,680)     (13,863)     (85,201)     271,010      (1,171,294)      (999,348)
MFS VIT Core Equity
  Series - Initial
  Class                30,651      (26,966)       3,685      129,227           --      (1,964,576)    (1,831,664)
MFS VIT Growth
  Series - Initial
  Class                26,032      (81,987)     (55,955)     313,899           --      (5,359,662)    (5,101,718)
MFS VIT New
  Discovery Series
  - Initial Class          --      (24,382)     (24,382)     (11,099)     699,731      (2,295,664)    (1,631,414)
MFS VIT Research
  Series - Initial
  Class                11,840      (15,570)      (3,730)      80,828           --      (1,022,583)      (945,485)
MFS VIT Total
  Return Series -
  Initial Class        20,021       (4,769)      15,252       (1,455)      39,656        (214,619)      (161,166)
Neuberger Berman
  AMT Mid-Cap
  Growth Portfolio
  - Class I                --      (43,668)     (43,668)     389,635           --      (3,840,849)    (3,494,882)

                            See accompanying notes.

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2008

                          A            B          A+B=C         D             E             F           C+D+E+F
                                 Mortality and                 Net                    Net change in     INCREASE
                      Dividends   expense risk     NET      realized    Capital gain    unrealized   (DECREASE) IN
                        from          and       INVESTMENT gain (loss)  distributions  appreciation    NET ASSETS
                       mutual    administrative   INCOME       on        from mutual  (depreciation) RESULTING FROM
Divisions               funds       charges       (LOSS)   investments      funds     of investments   OPERATIONS
--------------------- ---------- -------------- ---------- -----------  ------------- -------------- --------------
Neuberger Berman
  AMT Partners
  Portfolio - Class
  I                   $      540   $    (693)    $   (153) $      (681)  $   17,026    $   (79,101)   $   (62,909)
Neuberger Berman
  AMT Socially
  Responsive
  Portfolio - Class
  I                          127         (22)         105         (153)         433         (2,426)        (2,041)
Oppenheimer
  Balanced Fund/VA
  - Non-Service
  Shares                  42,128     (10,897)      31,231     (100,817)     101,607       (846,833)      (814,812)
Oppenheimer Global
  Securities
  Fund/VA -
  Non-Service Shares      81,492     (37,372)      44,120     (116,731)     358,068     (2,932,995)    (2,647,538)
Oppenheimer High
  Income Fund/VA -
  Non-Service Shares       5,901        (563)       5,338      (17,506)          --        (54,153)       (66,321)
PIMCO VIT
  CommodityRealReturn
  Strategy
  Portfolio -
  Administrative
  Class                   92,797     (15,480)      77,317     (149,488)      16,187       (976,685)    (1,032,669)
PIMCO VIT Global
  Bond Portfolio
  (Unhedged) -
  Administrative
  Class                      620         (42)         578         (135)          --         (1,936)        (1,493)
PIMCO VIT Real
  Return Portfolio
  - Administrative
  Class                  510,637     (99,885)     410,752        8,145       20,115     (1,566,914)    (1,127,902)
PIMCO VIT
  Short-Term
  Portfolio -
  Administrative
  Class                  201,537     (37,622)     163,915      (28,453)          --       (189,054)       (53,592)
PIMCO VIT Total
  Return Portfolio
  - Administrative
  Class                1,162,095    (180,587)     981,508      124,494      496,299       (573,045)     1,029,256
Pioneer Fund VCT
  Portfolio - Class
  I                       50,625     (19,832)      30,793       19,135      111,952     (1,264,224)    (1,102,344)
Pioneer Growth
  Opportunities VCT
  Portfolio - Class
  I                           --     (23,469)     (23,469)    (223,883)     319,201     (1,496,976)    (1,425,127)
Pioneer Mid Cap
  Value VCT
  Portfolio - Class
  I                        3,043      (2,017)       1,026       (9,881)      20,927       (124,020)      (111,948)
Putnam VT
  Diversified
  Income Fund -
  Class IB               395,898     (35,648)     360,250     (215,886)          --     (2,256,786)    (2,112,422)
Putnam VT Growth
  and Income Fund -
  Class IB               262,144     (77,282)     184,862     (876,560)   2,254,045     (7,397,365)    (5,835,018)
Putnam VT
  International
  Growth and Income
  Fund - Class IB        145,162     (54,593)      90,569     (218,416)   1,608,775     (5,954,792)    (4,473,864)
Putnam VT Small Cap
  Value Fund -
  Class IB                 4,024      (2,059)       1,965      (19,722)      70,459       (192,818)      (140,116)
Putnam VT Vista
  Fund - Class IB             --      (1,109)      (1,109)         781           --        (82,651)       (82,979)
Putnam VT Voyager
  Fund - Class IB             --      (2,343)      (2,343)       3,425           --       (142,238)      (141,156)
SunAmerica
  Aggressive Growth
  Portfolio - Class
  1                        5,757      (6,068)        (311)     (42,791)          --       (516,105)      (559,207)
SunAmerica Balanced
  Portfolio - Class
  1                       46,759      (9,367)      37,392       (8,465)          --       (425,915)      (396,988)
UIF Capital Growth
  Portfolio - Class
  I Shares                 6,797     (24,326)     (17,529)      89,381           --     (2,153,139)    (2,081,287)
UIF High Yield
  Portfolio - Class
  I Shares               158,337     (12,616)     145,721      (47,871)          --       (525,826)      (427,976)
Van Kampen LIT
  Capital Growth
  Portfolio - Class
  I                          213        (307)         (94)       1,726           --        (25,852)       (24,220)
Van Kampen LIT
  Government
  Portfolio - Class
  I                        5,298        (891)       4,407         (925)          --         (2,067)         1,415
Van Kampen LIT
  Growth and Income
  Portfolio - Class
  I                      219,116     (73,099)     146,017     (169,292)     367,802     (4,333,419)    (3,988,892)
Vanguard VIF High
  Yield Bond
  Portfolio              446,272     (37,500)     408,772     (217,260)          --     (1,501,461)    (1,309,949)
Vanguard VIF REIT
  Index Portfolio        459,257     (89,599)     369,658   (2,047,691)   4,701,548     (7,936,700)    (4,913,185)

                            See accompanying notes.

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                           Divisions
                                                                  ----------------------------------------------------------
                                                                  AIG Retirement                AIG Retirement AIG Retirement
                                                                    Company I    AIG Retirement   Company I      Company I
                                                                  International  Company I Mid  Money Market I   Nasdaq-100
                                                                  Equities Fund  Cap Index Fund      Fund        Index Fund
                                                                  -------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                    $    81,163    $    87,100    $    487,895   $   (13,159)
   Net realized gain (loss) on investments                              82,887        294,254              --       (21,802)
   Capital gain distributions from mutual funds                        350,932      1,356,509              --        38,802
   Net change in unrealized appreciation (depreciation) of
     investments                                                    (2,215,275)    (8,157,862)             --    (1,568,468)
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from operations         (1,700,293)    (6,419,999)        487,895    (1,564,627)
                                                                   -----------    -----------    ------------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        447,264      1,988,486      14,611,023       585,232
   Net transfers from (to) other Divisions or fixed rate option        137,390       (664,351)     (8,336,448)      264,804
   Internal rollovers                                                      930          3,217       1,076,689           822
   Cost of insurance and other charges                                (255,404)    (1,296,038)     (3,560,344)     (318,232)
   Administrative charges                                              (20,935)       (87,507)       (718,235)      (27,782)
   Policy loans                                                        (12,400)      (176,286)     (1,562,939)      (50,182)
   Death benefits                                                         (577)      (126,203)        (44,620)           --
   Withdrawals                                                        (173,113)      (727,586)     (3,345,545)     (111,167)
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                         123,155     (1,086,268)     (1,880,419)      343,495
                                                                   -----------    -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (1,577,138)    (7,506,267)     (1,392,524)   (1,221,132)
NET ASSETS:
   Beginning of year                                                 3,830,278     17,965,546      31,140,969     3,612,575
                                                                   -----------    -----------    ------------   -----------
   End of year                                                     $ 2,253,140    $10,459,279    $ 29,748,445   $ 2,391,443
                                                                   ===========    ===========    ============   ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                    $    64,833    $    79,895    $  1,240,716   $   (25,020)
   Net realized gain (loss) on investments                             214,756        829,985              --       467,680
   Capital gain distributions from mutual funds                         74,804      1,183,499              --            --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      (131,466)      (853,133)             --       188,590
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from operations            222,927      1,240,246       1,240,716       631,250
                                                                   -----------    -----------    ------------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        361,472      1,987,563      24,574,609       638,791
   Net transfers from (to) other Divisions or fixed rate option        991,311         35,376     (19,293,144)   (1,109,240)
   Internal rollovers                                                      314            484       1,377,098            --
   Cost of insurance and other charges                                (234,056)    (1,287,977)     (3,867,471)     (390,257)
   Administrative charges                                              (17,019)       (89,412)     (1,286,215)      (30,767)
   Policy loans                                                        (17,275)      (324,270)     (1,322,083)      (67,752)
   Death benefits                                                           --        (51,647)       (163,105)       (1,568)
   Withdrawals                                                        (219,736)    (1,207,907)       (717,282)     (244,356)
                                                                   -----------    -----------    ------------   -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                         865,011       (937,790)       (697,593)   (1,205,149)
                                                                   -----------    -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,087,938        302,456         543,123      (573,899)
NET ASSETS:
   Beginning of year                                                 2,742,340     17,663,090      30,597,846     4,186,474
                                                                   -----------    -----------    ------------   -----------
   End of year                                                     $ 3,830,278    $17,965,546    $ 31,140,969   $ 3,612,575
                                                                   ===========    ===========    ============   ===========

                            See accompanying notes.

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Divisions
                                                             -----------------------------------------------------------
                                                             AIG Retirement  AIG Retirement
                                                                Company I      Company I    AIG Retirement  AIM V.I. Core
                                                                Science &        Small      Company I Stock Equity Fund -
                                                             Technology Fund Cap Index Fund   Index Fund      Series I
                                                             --------------- -------------- --------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                $   (8,843)    $    53,904    $    399,752    $   154,191
   Net realized gain (loss) on investments                         (2,447)       (100,413)        358,917         21,325
   Capital gain distributions from mutual funds                        --         392,360       2,621,347             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                 (740,425)     (2,706,024)    (15,128,540)    (3,890,545)
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from operations      (751,715)     (2,360,173)    (11,748,524)    (3,715,029)
                                                               ----------     -----------    ------------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   186,586       1,140,418       2,848,930      1,514,879
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (16,665)       (410,419)       (242,706)      (293,487)
   Internal rollovers                                                  --           2,339             955            166
   Cost of insurance and other charges                           (114,510)       (518,386)     (2,599,159)    (1,241,994)
   Administrative charges                                          (9,186)        (58,359)       (126,918)       (58,190)
   Policy loans                                                   (24,046)        (70,688)       (423,040)      (146,673)
   Death benefits                                                      --          (1,965)       (160,729)       (33,225)
   Withdrawals                                                    (35,646)       (249,282)     (2,066,625)      (731,012)
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (13,467)       (166,342)     (2,769,292)      (989,536)
                                                               ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (765,182)     (2,526,515)    (14,517,816)    (4,704,565)
NET ASSETS:
   Beginning of year                                            1,587,140       6,791,572      33,130,057     12,809,786
                                                               ----------     -----------    ------------    -----------
   End of year                                                 $  821,958     $ 4,265,057    $ 18,612,241    $ 8,105,221
                                                               ==========     ===========    ============    ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                $  (10,097)    $    27,895    $    284,548    $    48,358
   Net realized gain (loss) on investments                         46,923         431,302       1,689,088        314,674
   Capital gain distributions from mutual funds                        --         526,218       1,634,291             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                  181,882      (1,150,074)     (2,028,953)       609,077
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from operations       218,708        (164,659)      1,578,974        972,109
                                                               ----------     -----------    ------------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   202,161         964,241       3,226,704      1,693,409
   Net transfers from (to) other Divisions or fixed rate
     option                                                       111,155         470,253      (2,789,136)    (1,088,581)
   Internal rollovers                                                  --           2,234           4,459             --
   Cost of insurance and other charges                           (114,657)       (501,047)     (2,716,121)    (1,315,942)
   Administrative charges                                          (9,809)        (47,387)       (143,071)       (65,777)
   Policy loans                                                    (7,223)        (59,465)       (391,415)      (138,867)
   Death benefits                                                    (670)        (94,817)        (99,056)       (30,316)
   Withdrawals                                                    (41,018)       (454,483)     (1,165,593)      (558,613)
                                                               ----------     -----------    ------------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                    139,939         279,529      (4,073,229)    (1,504,687)
                                                               ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           358,647         114,870      (2,494,255)      (532,578)
NET ASSETS:
   Beginning of year                                            1,228,493       6,676,702      35,624,312     13,342,364
                                                               ----------     -----------    ------------    -----------
   End of year                                                 $1,587,140     $ 6,791,572    $ 33,130,057    $12,809,786
                                                               ==========     ===========    ============    ===========

                            See accompanying notes.

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                       Divisions
                                                        -----------------------------------------------------------------------
                                                                                           Alger American
                                                                             AIM V.I.          Capital         Alger American
                                                         AIM V.I. Global   International    Appreciation        MidCap Growth
                                                        Real Estate Fund - Growth Fund - Portfolio - Class O Portfolio - Class O
                                                             Series I        Series I          Shares              Shares
                                                        ------------------ ------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                              $   796        $   (17,539)     $   (22,086)        $   (12,556)
   Net realized gain (loss) on investments                       (56)           687,440          194,550            (387,919)
   Capital gain distributions from mutual funds                1,251            169,448               --             791,728
   Net change in unrealized appreciation
     (depreciation) of investments                            (7,178)        (7,181,061)      (1,897,436)         (2,315,578)
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                  (5,187)        (6,341,712)      (1,724,972)         (1,924,325)
                                                             -------        -----------      -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                2,677          1,852,858          532,050             590,518
   Net transfers from (to) other Divisions or fixed
     rate option                                              14,815            (41,716)        (452,999)            355,866
   Internal rollovers                                             --              4,076              666               1,407
   Cost of insurance and other charges                        (1,349)        (1,048,459)        (286,062)           (283,566)
   Administrative charges                                       (134)           (87,439)         (26,732)            (31,692)
   Policy loans                                                   --           (315,344)         (49,104)            (22,413)
   Death benefits                                                 --            (19,733)          (1,463)            (96,258)
   Withdrawals                                                    --           (777,941)        (191,452)            (86,093)
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      16,009           (433,698)        (475,096)            427,769
                                                             -------        -----------      -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       10,822         (6,775,410)      (2,200,068)         (1,496,556)
NET ASSETS:
   Beginning of year                                              --         15,460,194        4,159,190           2,998,845
                                                             -------        -----------      -----------         -----------
   End of year                                               $10,822        $ 8,684,784      $ 1,959,122         $ 1,502,289
                                                             =======        ===========      ===========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                              $    --        $   (36,415)     $   (21,772)        $   (16,115)
   Net realized gain (loss) on investments                        --          1,022,889          189,058              45,949
   Capital gain distributions from mutual funds                   --                 --               --             292,506
   Net change in unrealized appreciation
     (depreciation) of investments                                --            717,369          661,123             281,764
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                      --          1,703,843          828,409             604,104
                                                             -------        -----------      -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   --          1,807,244          485,822             439,023
   Net transfers from (to) other Divisions or fixed
     rate option                                                  --          1,825,397          832,603             405,894
   Internal rollovers                                             --              2,183            1,229                  --
   Cost of insurance and other charges                            --           (991,198)        (221,707)           (222,328)
   Administrative charges                                         --            (83,707)         (22,057)            (23,373)
   Policy loans                                                   --           (166,716)          (3,372)            (10,721)
   Death benefits                                                 --            (49,532)              (8)               (228)
   Withdrawals                                                    --           (491,866)         (28,554)            (62,898)
                                                             -------        -----------      -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                          --          1,851,805        1,043,956             525,369
                                                                  --          3,555,648        1,872,365           1,129,473
TOTAL INCREASE (DECREASE) IN NET ASSETS                      -------        -----------      -----------         -----------
NET ASSETS:
   Beginning of year                                              --         11,904,546        2,286,825           1,869,372
                                                             -------        -----------      -----------         -----------
   End of year                                               $    --        $15,460,194      $ 4,159,190         $ 2,998,845
                                                             =======        ===========      ===========         ===========

                            See accompanying notes.

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                                                                              Dreyfus VIF
                                                        American Century Credit Suisse  Dreyfus IP MidCap     Developing
                                                        VP Value Fund -  Small Cap Core Stock Portfolio - Leaders Portfolio -
                                                            Class I       I Portfolio    Initial Shares     Initial Shares
                                                        ---------------- -------------- ----------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $   262,979      $  (10,504)     $    10,324        $    15,772
   Net realized gain (loss) on investments                 (1,027,691)        (58,097)        (122,188)          (386,392)
   Capital gain distributions from mutual funds             1,961,579              --          649,934            446,451
   Net change in unrealized appreciation
     (depreciation) of investments                         (5,893,599)       (621,513)      (2,515,015)        (3,803,293)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                               (4,696,732)       (690,114)      (1,976,945)        (3,727,462)
                                                          -----------      ----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             2,706,071         315,814          626,656          1,399,867
   Net transfers from (to) other Divisions or fixed
     rate option                                             (347,792)        (73,431)        (223,684)          (302,250)
   Internal rollovers                                              --              --              108                100
   Cost of insurance and other charges                     (1,537,260)       (209,698)        (431,606)          (968,634)
   Administrative charges                                    (140,222)        (15,777)         (30,217)           (58,864)
   Policy loans                                              (111,733)        (15,600)         (39,789)           (70,837)
   Death benefits                                             (66,370)           (482)         (16,871)           (27,889)
   Withdrawals                                             (1,125,832)        (49,093)        (221,988)          (524,038)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (623,138)        (48,267)        (337,391)          (552,545)
                                                          -----------      ----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (5,319,870)       (738,381)      (2,314,336)        (4,280,007)
NET ASSETS:
   Beginning of year                                       17,520,737       1,960,061        5,112,149         10,184,496
                                                          -----------      ----------      -----------        -----------
   End of year                                            $12,200,867      $1,221,680      $ 2,797,813        $ 5,904,489
                                                          ===========      ==========      ===========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $   149,580      $  (13,702)     $   (16,278)       $     3,458
   Net realized gain (loss) on investments                    221,659          25,174           75,090             61,531
   Capital gain distributions from mutual funds             1,464,353              --          635,896          1,473,816
   Net change in unrealized appreciation
     (depreciation) of investments                         (2,955,738)        (45,816)        (651,878)        (2,874,673)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                               (1,120,146)        (34,344)          42,830         (1,335,868)
                                                          -----------      ----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             2,625,948         422,172          747,954          1,671,032
   Net transfers from (to) other Divisions or fixed
     rate option                                              901,597          50,462         (142,221)          (122,732)
   Internal rollovers                                           3,208              92              397              4,216
   Cost of insurance and other charges                     (1,525,786)       (205,982)        (475,539)        (1,069,187)
   Administrative charges                                    (134,435)        (21,029)         (36,580)           (73,892)
   Policy loans                                              (181,986)        (37,687)         (51,945)          (179,198)
   Death benefits                                            (149,464)         (1,171)          (2,047)            (6,527)
   Withdrawals                                               (511,115)        (42,856)        (198,707)          (448,853)
                                                          -----------      ----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                    1,027,967         164,001         (158,688)          (225,141)
                                                          -----------      ----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (92,179)        129,657         (115,858)        (1,561,009)
NET ASSETS:
   Beginning of year                                       17,612,916       1,830,404        5,228,007         11,745,505
                                                          -----------      ----------      -----------        -----------
   End of year                                            $17,520,737      $1,960,061      $ 5,112,149        $10,184,496
                                                          ===========      ==========      ===========        ===========

                            See accompanying notes.

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                 Divisions
                                              ------------------------------------------------------------------------------
                                                  Dreyfus VIF         Dreyfus VIF                            Fidelity VIP
                                              International Value    Quality Bond     Fidelity VIP Asset      Contrafund
                                              Portfolio - Initial Portfolio - Initial Manager Portfolio - Portfolio - Service
                                                    Shares              Shares          Service Class 2         Class 2
                                              ------------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                     $    (3)          $   361,574         $    96,412        $     33,874
   Net realized gain (loss) on investments             (413)             (232,168)            (21,420)           (744,163)
   Capital gain distributions from mutual
     funds                                              213                    --             581,838             961,500
   Net change in unrealized appreciation
     (depreciation) of investments                   (3,504)             (569,121)         (2,445,765)        (17,560,156)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from operations                                    (3,707)             (439,715)         (1,788,935)        (17,308,945)
                                                    -------           -----------         -----------        ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       4,993               929,428             652,120           4,572,875
   Net transfers from (to) other Divisions
     or fixed rate option                            42,996               128,858              86,167           1,795,427
   Internal rollovers                                    --                 1,886               1,425              12,419
   Cost of insurance and other charges               (2,586)             (760,439)           (507,235)         (2,699,112)
   Administrative charges                              (250)              (44,969)            (32,511)           (232,097)
   Policy loans                                          --              (108,189)            (56,766)           (678,594)
   Death benefits                                        --              (209,212)            (15,212)            (32,105)
   Withdrawals                                           --              (613,109)           (330,020)         (2,090,062)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from principal transactions                        45,153              (675,746)           (202,032)            648,751
                                                    -------           -----------         -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              41,446            (1,115,461)         (1,990,967)        (16,660,194)
NET ASSETS:
   Beginning of year                                     --             8,761,457           6,293,966          40,498,624
                                                    -------           -----------         -----------        ------------
   End of year                                      $41,446           $ 7,645,996         $ 4,302,999        $ 23,838,430
                                                    =======           ===========         ===========        ============
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                     $    --           $   356,891         $   296,292        $     28,789
   Net realized gain (loss) on investments               --               (24,019)            276,877           1,306,223
   Capital gain distributions from mutual
     funds                                               --                    --             165,452           9,797,857
   Net change in unrealized appreciation
     (depreciation) of investments                       --               (89,867)            161,035          (5,568,254)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from operations                                        --               243,005             899,656           5,564,615
                                                    -------           -----------         -----------        ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          --             1,157,046             829,658           5,142,759
   Net transfers from (to) other Divisions
     or fixed rate option                                --              (147,135)            (27,297)          1,420,899
   Internal rollovers                                    --                 6,123               7,559              24,885
   Cost of insurance and other charges                   --              (816,608)           (525,996)         (2,500,048)
   Administrative charges                                --               (57,010)            (40,042)           (255,274)
   Policy loans                                          --              (150,530)            (45,144)           (212,828)
   Death benefits                                        --                (2,585)            (26,708)            (16,555)
   Withdrawals                                           --              (153,510)           (436,963)           (671,198)
                                                    -------           -----------         -----------        ------------
Increase (decrease) in net assets resulting
  from principal transactions                            --              (164,209)           (264,933)          2,932,640
                                                    -------           -----------         -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --                78,796             634,723           8,497,255
NET ASSETS:
   Beginning of year                                     --             8,682,661           5,659,243          32,001,369
                                                    -------           -----------         -----------        ------------
   End of year                                      $    --           $ 8,761,457         $ 6,293,966        $ 40,498,624
                                                    =======           ===========         ===========        ============

                            See accompanying notes.

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                    Fidelity VIP      Fidelity VIP        Fidelity VIP        Fidelity VIP
                                                    Equity-Income     Freedom 2020        Freedom 2025        Freedom 2030
                                                     Portfolio -   Portfolio - Service Portfolio - Service Portfolio - Service
                                                   Service Class 2       Class 2             Class 2             Class 2
                                                   --------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $   298,715        $  1,688            $  12,608           $   6,177
   Net realized gain (loss) on investments              (429,695)         (3,677)             (57,077)            (24,978)
   Capital gain distributions from mutual funds           18,906           3,895               23,432              27,581
   Net change in unrealized appreciation
     (depreciation) of investments                    (9,532,294)        (31,760)            (149,778)           (178,106)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  operations                                          (9,644,368)        (29,854)            (170,815)           (169,326)
                                                     -----------        --------            ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        2,801,920          33,226               62,625             208,297
   Net transfers from (to) other Divisions or
     fixed rate option                                   309,424          44,425              479,472              55,433
   Internal rollovers                                      6,207             150                   --                  --
   Cost of insurance and other charges                (1,710,301)        (20,289)             (33,196)            (94,267)
   Administrative charges                               (143,307)         (1,667)              (3,131)            (10,558)
   Policy loans                                         (202,895)           (546)                 558             (11,420)
   Death benefits                                        (56,657)              2                   --                  --
   Withdrawals                                        (1,140,067)         (6,049)              (1,299)            (15,545)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  principal transactions                                (135,676)         49,252              505,029             131,940
                                                     -----------        --------            ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (9,780,044)         19,398              334,214             (37,386)
NET ASSETS:
   Beginning of year                                  22,385,661          48,975              114,178             343,333
                                                     -----------        --------            ---------           ---------
   End of year                                       $12,605,617        $ 68,373            $ 448,392           $ 305,947
                                                     ===========        ========            =========           =========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $   218,390        $    689            $   1,566           $   4,679
   Net realized gain (loss) on investments               544,838           2,068                2,064               4,105
   Capital gain distributions from mutual funds        1,895,188           1,327                3,496              11,619
   Net change in unrealized appreciation
     (depreciation) of investments                    (2,548,652)         (1,799)                 939              (1,943)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  operations                                             109,764           2,285                8,065              18,460
                                                     -----------        --------            ---------           ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        3,045,278          23,011               47,377             106,306
   Net transfers from (to) other Divisions or
     fixed rate option                                 1,078,483          24,349               37,609             232,440
   Internal rollovers                                      2,226              --                   --                  --
   Cost of insurance and other charges                (1,739,644)         (9,781)             (17,488)            (62,067)
   Administrative charges                               (154,333)         (1,141)              (2,368)             (5,444)
   Policy loans                                         (270,249)             --                   --                  --
   Death benefits                                       (105,907)           (112)                  --                  --
   Withdrawals                                          (665,356)           (128)             (13,908)            (10,878)
                                                     -----------        --------            ---------           ---------
Increase (decrease) in net assets resulting from
  principal transactions                               1,190,498          36,198               51,222             260,357
                                                     -----------        --------            ---------           ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                1,300,262          38,483               59,287             278,817
NET ASSETS:
   Beginning of year                                  21,085,399          10,492               54,891              64,516
                                                     -----------        --------            ---------           ---------
   End of year                                       $22,385,661        $ 48,975            $ 114,178           $ 343,333
                                                     ===========        ========            =========           =========

                            See accompanying notes.

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                        Divisions
                                                        ------------------------------------------------------------------------
                                                                                                               Franklin Templeton
                                                                                            Franklin Templeton Franklin Small-Mid
                                                           Fidelity VIP    Fidelity VIP Mid Franklin Small Cap     Cap Growth
                                                        Growth Portfolio - Cap Portfolio -   Value Securities  Securities Fund -
                                                         Service Class 2   Service Class 2    Fund - Class 2        Class 2
                                                        ------------------ ---------------- ------------------ ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                            $   (14,866)      $   (36,259)      $    37,491          $   (674)
   Net realized gain (loss) on investments                     380,626          (449,102)         (196,322)            1,065
   Capital gain distributions from mutual funds                     --         1,311,626           612,789            11,355
   Net change in unrealized appreciation
     (depreciation) of investments                          (9,176,708)       (4,681,273)       (3,271,434)          (58,431)
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  operations                                                (8,810,948)       (3,855,008)       (2,817,476)          (46,685)
                                                           -----------       -----------       -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              2,311,777         2,136,462         1,369,084             1,267
   Net transfers from (to) other Divisions or fixed
     rate option                                               603,079           116,592         1,599,345             3,294
   Internal rollovers                                            1,256            11,475             2,182                --
   Cost of insurance and other charges                      (1,462,361)         (852,888)         (558,906)           (3,193)
   Administrative charges                                     (119,821)         (118,337)          (75,196)               --
   Policy loans                                               (160,922)          (73,308)         (197,809)              (23)
   Death benefits                                              (42,400)             (689)             (225)               --
   Withdrawals                                                (894,796)         (682,587)         (470,127)               --
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                       235,812           536,720         1,668,348             1,345
                                                           -----------       -----------       -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (8,575,136)       (3,318,288)       (1,149,128)          (45,340)
NET ASSETS:
   Beginning of year                                        18,225,935         9,301,856         7,938,199           107,538
                                                           -----------       -----------       -----------          --------
   End of year                                             $ 9,650,799       $ 5,983,568       $ 6,789,071          $ 62,198
                                                           ===========       ===========       ===========          ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                            $   (53,440)      $   (16,367)      $    (1,158)         $   (846)
   Net realized gain (loss) on investments                     463,348            69,174           372,762             5,436
   Capital gain distributions from mutual funds                 11,419           651,238           665,442             8,025
   Net change in unrealized appreciation
     (depreciation) of investments                           3,246,459           313,822        (1,399,349)           (1,643)
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  operations                                                 3,667,786         1,017,867          (362,303)           10,972
                                                           -----------       -----------       -----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              2,514,057         1,857,925         1,568,340             1,278
   Net transfers from (to) other Divisions or fixed
     rate option                                               510,496         1,245,157        (1,185,578)          (10,290)
   Internal rollovers                                           16,897             4,834             5,763                --
   Cost of insurance and other charges                      (1,436,520)         (769,576)         (490,415)           (3,071)
   Administrative charges                                     (129,101)          (99,198)          (82,623)               --
   Policy loans                                               (162,351)          (53,493)          104,016                67
   Death benefits                                              (17,384)           (1,273)          (22,505)               --
   Withdrawals                                                (548,752)         (285,380)          (74,580)               --
                                                           -----------       -----------       -----------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                       747,342         1,898,996          (177,582)          (12,016)
                                                           -----------       -----------       -----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      4,415,128         2,916,863          (539,885)           (1,044)
NET ASSETS:
   Beginning of year                                        13,810,807         6,384,993         8,478,084           108,582
                                                           -----------       -----------       -----------          --------
   End of year                                             $18,225,935       $ 9,301,856       $ 7,938,199          $107,538
                                                           ===========       ===========       ===========          ========

                            See accompanying notes.

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                                                                  Franklin      Goldman Sachs
                                                        Franklin Templeton     Franklin          Templeton       VIT Capital
                                                          Franklin U.S.    Templeton Mutual      Templeton      Growth Fund -
                                                        Government Fund -  Shares Securities Foreign Securities Institutional
                                                             Class 2        Fund - Class 2     Fund - Class 2      Shares
                                                        ------------------ ----------------- ------------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                            $   200,533        $   218,840       $   126,260      $   (18,460)
   Net realized gain (loss) on investments                       1,215           (200,531)           (3,115)          35,423
   Capital gain distributions from mutual funds                     --            406,672           735,513               --
   Net change in unrealized appreciation
     (depreciation) of investments                             125,264         (4,724,273)       (4,609,787)      (3,004,114)
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                   327,012         (4,299,292)       (3,751,129)      (2,987,151)
                                                           -----------        -----------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              1,162,176          1,276,838           863,284               --
   Net transfers from (to) other Divisions or fixed
     rate option                                               767,306            457,848           228,518               36
   Internal rollovers                                               --              6,228                --               --
   Cost of insurance and other charges                        (457,621)          (702,292)         (717,519)        (445,416)
   Administrative charges                                      (59,282)           (61,591)          (41,895)            (129)
   Policy loans                                                (51,303)          (320,295)          (50,725)          (3,280)
   Death benefits                                               (4,788)            (6,051)          (56,773)              --
   Withdrawals                                                (244,601)          (967,444)         (216,143)          (8,186)
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     1,111,887           (316,759)            8,747         (456,975)
                                                           -----------        -----------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,438,899         (4,616,051)       (3,742,382)      (3,444,126)
NET ASSETS:
   Beginning of year                                         3,954,018         11,699,219         9,120,870        7,402,983
                                                           -----------        -----------       -----------      -----------
   End of year                                             $ 5,392,917        $ 7,083,168       $ 5,378,488      $ 3,958,857
                                                           ===========        ===========       ===========      ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                            $   386,586        $   135,931       $   187,045      $   (18,376)
   Net realized gain (loss) on investments                    (101,810)         2,897,123         3,789,292          112,895
   Capital gain distributions from mutual funds                     --            645,392           666,042               --
   Net change in unrealized appreciation
     (depreciation) of investments                             215,839         (3,207,198)       (2,617,503)         581,742
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                   500,615            471,248         2,024,876          676,261
                                                           -----------        -----------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                799,879          1,886,596         1,046,802               --
   Net transfers from (to) other Divisions or fixed
     rate option                                               214,828           (336,451)          676,387           (3,751)
   Internal rollovers                                              700                295             2,787               --
   Cost of insurance and other charges                      (1,046,702)          (958,070)         (934,803)        (431,633)
   Administrative charges                                      (39,745)           (86,776)          (50,796)            (128)
   Policy loans                                                (14,980)          (207,258)          (39,104)          (5,564)
   Death benefits                                                 (653)           (48,927)               (9)              --
   Withdrawals                                              (5,857,149)        (5,553,788)       (7,229,003)          (5,179)
                                                           -----------        -----------       -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (5,943,822)        (5,304,379)       (6,527,739)        (446,255)
                                                           -----------        -----------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (5,443,207)        (4,833,131)       (4,502,863)         230,006
NET ASSETS:
   Beginning of year                                         9,397,225         16,532,350        13,623,733        7,172,977
                                                           -----------        -----------       -----------      -----------
   End of year                                             $ 3,954,018        $11,699,219       $ 9,120,870      $ 7,402,983
                                                           ===========        ===========       ===========      ===========

                            See accompanying notes.

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                   -----------------------------------------------------------------------------
                                                                          Janus Aspen       Janus Aspen Mid       Janus Aspen
                                                    Janus Aspen Forty    International        Cap Growth       Worldwide Growth
                                                   Portfolio - Service Growth Portfolio - Portfolio - Service Portfolio - Service
                                                         Shares          Service Shares         Shares              Shares
                                                   ------------------- ------------------ ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                         $   (102)         $    289,854        $   (25,107)        $    12,502
   Net realized gain (loss) on investments                (1,955)              923,214            114,362             154,179
   Capital gain distributions from mutual funds               --             2,098,520            225,968                  --
   Net change in unrealized appreciation
     (depreciation) of investments                       (29,146)          (12,975,020)        (2,532,716)         (2,531,223)
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                             (31,203)           (9,663,432)        (2,217,493)         (2,364,542)
                                                        --------          ------------        -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            3,137             2,036,358            763,155             524,434
   Net transfers from (to) other Divisions or
     fixed rate option                                   138,374               771,445            652,017            (132,497)
   Internal rollovers                                         --                 1,216                156                  33
   Cost of insurance and other charges                    (5,918)           (1,062,963)          (367,028)           (424,573)
   Administrative charges                                   (157)             (103,428)           (39,953)            (26,906)
   Policy loans                                               --              (150,411)           (60,735)            (43,546)
   Death benefits                                             --              (112,635)                --              (2,333)
   Withdrawals                                                --            (1,031,280)          (167,126)           (270,224)
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 135,436               348,302            780,486            (375,612)
                                                        --------          ------------        -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  104,233            (9,315,130)        (1,437,007)         (2,740,154)
NET ASSETS:
   Beginning of year                                          --            18,123,104          4,419,562           5,487,578
                                                        --------          ------------        -----------         -----------
   End of year                                          $104,233          $  8,807,974        $ 2,982,555         $ 2,747,424
                                                        ========          ============        ===========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                         $     --          $    (34,418)       $   (25,339)        $    (6,040)
   Net realized gain (loss) on investments                    --             1,247,694            213,905             143,373
   Capital gain distributions from mutual funds               --                    --             21,785                  --
   Net change in unrealized appreciation
     (depreciation) of investments                            --             2,217,594            523,137             242,397
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                                  --             3,430,870            733,488             379,730
                                                        --------          ------------        -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               --             1,805,036            635,061             696,597
   Net transfers from (to) other Divisions or
     fixed rate option                                        --             2,852,200            299,597             613,566
   Internal rollovers                                         --                 2,895              5,814                  --
   Cost of insurance and other charges                        --              (906,893)          (356,533)           (413,377)
   Administrative charges                                     --               (91,389)           (31,630)            (35,701)
   Policy loans                                               --              (148,584)           (44,660)            (34,625)
   Death benefits                                             --               (84,929)            (5,334)               (653)
   Withdrawals                                                --              (718,937)          (201,826)           (148,583)
                                                        --------          ------------        -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      --             2,709,399            300,489             677,224
                                                        --------          ------------        -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --             6,140,269          1,033,977           1,056,954
NET ASSETS:
   Beginning of year                                          --            11,982,835          3,385,585           4,430,624
                                                        --------          ------------        -----------         -----------
   End of year                                          $     --          $ 18,123,104        $ 4,419,562         $ 5,487,578
                                                        ========          ============        ===========         ===========

                            See accompanying notes.

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                Divisions
                                                   ------------------------------------------------------------------
                                                        JPMorgan
                                                     Insurance Trust       JPMorgan     JPMorgan Mid
                                                     Government Bond    International    Cap Value    JPMorgan Small
                                                   Portfolio - Class I Equity Portfolio  Portfolio   Company Portfolio
                                                   ------------------- ---------------- ------------ -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                          $   (66)          $   (38)     $    11,604     $   (13,863)
   Net realized gain (loss) on investments                     3            (1,417)         (26,893)        (85,201)
   Capital gain distributions from mutual funds               --                --          197,441         271,010
   Net change in unrealized appreciation
     (depreciation) of investments                         1,605            (1,980)      (1,137,129)     (1,171,294)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  operations                                               1,542            (3,435)        (954,977)       (999,348)
                                                         -------           -------      -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            1,795             3,737             (582)        559,932
   Net transfers from (to) other Divisions or
     fixed rate option                                    27,407            27,721         (270,196)         70,831
   Internal rollovers                                         --                --               --           1,350
   Cost of insurance and other charges                    (2,506)           (3,354)         (32,492)       (311,102)
   Administrative charges                                    (90)             (187)               5         (26,863)
   Policy loans                                               --                --         (260,738)        (23,688)
   Death benefits                                             --                --               --          (1,463)
   Withdrawals                                                --                --         (136,032)        (81,992)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  26,606            27,917         (700,035)        187,005
                                                         -------           -------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   28,148            24,482       (1,655,012)       (812,343)
NET ASSETS:
   Beginning of year                                          --                --        3,354,350       2,933,355
                                                         -------           -------      -----------     -----------
   End of year                                           $28,148           $24,482      $ 1,699,338     $ 2,121,012
                                                         =======           =======      ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                          $    --           $    --      $     6,428     $   (21,443)
   Net realized gain (loss) on investments                    --                --           43,714          39,844
   Capital gain distributions from mutual funds               --                --          156,357         138,101
   Net change in unrealized appreciation
     (depreciation) of investments                            --                --         (142,272)       (366,499)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  operations                                                  --                --           64,227        (209,997)
                                                         -------           -------      -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               --                --               --         499,756
   Net transfers from (to) other Divisions or
     fixed rate option                                        --                --         (136,085)        269,742
   Internal rollovers                                         --                --               --           1,353
   Cost of insurance and other charges                        --                --          (39,222)       (279,266)
   Administrative charges                                     --                --              (39)        (23,633)
   Policy loans                                               --                --          (11,014)        (11,200)
   Death benefits                                             --                --               --            (105)
   Withdrawals                                                --                --          (22,478)        (43,866)
                                                         -------           -------      -----------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      --                --         (208,838)        412,781
                                                         -------           -------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --                --         (144,611)        202,784
NET ASSETS:
   Beginning of year                                          --                --        3,498,961       2,730,571
                                                         -------           -------      -----------     -----------
   End of year                                           $    --           $    --      $ 3,354,350     $ 2,933,355
                                                         =======           =======      ===========     ===========

                            See accompanying notes.

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                         MFS VIT Core       MFS VIT        MFS VIT New          MFS VIT
                                                        Equity Series - Growth Series - Discovery Series - Research Series -
                                                         Initial Class   Initial Class    Initial Class      Initial Class
                                                        --------------- --------------- ------------------ -----------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $     3,685     $   (55,955)     $   (24,382)       $    (3,730)
   Net realized gain (loss) on investments                    129,227         313,899          (11,099)            80,828
   Capital gain distributions from mutual funds                    --              --          699,731                 --
   Net change in unrealized appreciation
     (depreciation) of investments                         (1,964,576)     (5,359,662)      (2,295,664)        (1,022,583)
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                               (1,831,664)     (5,101,718)      (1,631,414)          (945,485)
                                                          -----------     -----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               593,517       1,487,057          599,801            379,957
   Net transfers from (to) other Divisions or fixed
     rate option                                                5,254           8,606          142,505            978,386
   Internal rollovers                                             528             628            1,619                691
   Cost of insurance and other charges                       (457,684)     (1,149,586)        (392,826)          (241,264)
   Administrative charges                                     (29,715)        (58,512)         (29,415)           (18,855)
   Policy loans                                               (58,270)        (50,978)         (28,462)           (34,183)
   Death benefits                                              (4,419)        (17,280)         (19,607)            (4,970)
   Withdrawals                                               (332,028)       (808,804)        (137,090)           (92,164)
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (282,817)       (588,869)         136,525            967,598
                                                          -----------     -----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,114,481)     (5,690,587)      (1,494,889)            22,113
NET ASSETS:
   Beginning of year                                        4,819,569      13,853,558        4,103,204          2,670,367
                                                          -----------     -----------      -----------        -----------
   End of year                                            $ 2,705,088     $ 8,162,971      $ 2,608,315        $ 2,692,480
                                                          ===========     ===========      ===========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $   (17,368)    $   (92,828)     $   (30,375)       $      (638)
   Net realized gain (loss) on investments                    120,731         387,084          155,189            115,761
   Capital gain distributions from mutual funds                    --              --          299,872                 --
   Net change in unrealized appreciation
     (depreciation) of investments                            362,456       2,086,252         (345,825)           185,491
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  operations                                                  465,819       2,380,508           78,861            300,614
                                                          -----------     -----------      -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               673,852       1,636,893          629,526            402,406
   Net transfers from (to) other Divisions or fixed
     rate option                                             (113,784)       (162,395)         (92,881)             2,066
   Internal rollovers                                          14,899          17,423              295              1,385
   Cost of insurance and other charges                       (493,153)     (1,207,539)        (388,627)          (251,098)
   Administrative charges                                     (35,064)        (66,790)         (31,078)           (20,200)
   Policy loans                                               (29,342)       (183,064)         (69,575)           (35,467)
   Death benefits                                              (5,556)        (17,846)          (3,388)              (773)
   Withdrawals                                               (179,000)       (631,066)        (171,891)          (109,810)
                                                          -----------     -----------      -----------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (167,148)       (614,384)        (127,619)           (11,491)
                                                          -----------     -----------      -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       298,671       1,766,124          (48,758)           289,123
NET ASSETS:
   Beginning of year                                        4,520,898      12,087,434        4,151,962          2,381,244
                                                          -----------     -----------      -----------        -----------
   End of year                                            $ 4,819,569     $13,853,558      $ 4,103,204        $ 2,670,367
                                                          ===========     ===========      ===========        ===========

                            See accompanying notes.

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Divisions
                                                   --------------------------------------------------------------------------
                                                                                                                Neuberger
                                                                        Neuberger                              Berman AMT
                                                    MFS VIT Total    Berman AMT Mid-    Neuberger Berman        Socially
                                                   Return Series -     Cap Growth         AMT Partners         Responsive
                                                    Initial Class  Portfolio - Class I Portfolio - Class I Portfolio - Class I
                                                   --------------- ------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $  15,252        $   (43,668)         $   (153)            $   105
   Net realized gain (loss) on investments               (1,455)           389,635              (681)               (153)
   Capital gain distributions from mutual funds          39,656                 --            17,026                 433
   Net change in unrealized appreciation
     (depreciation) of investments                     (214,619)        (3,840,849)          (79,101)             (2,426)
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  operations                                           (161,166)        (3,494,882)          (62,909)             (2,041)
                                                      ---------        -----------          --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           8,897            770,436             1,266               7,348
   Net transfers from (to) other Divisions or
     fixed rate option                                  (25,078)           (89,324)           15,039               1,434
   Internal rollovers                                        --              1,325                --                  --
   Cost of insurance and other charges                  (41,158)          (446,917)           (4,331)               (839)
   Administrative charges                                    --            (38,669)               --                (297)
   Policy loans                                         (15,096)          (328,687)             (360)                 --
   Death benefits                                            --            (40,230)               --                  --
   Withdrawals                                           (2,370)          (267,079)               --                  --
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                (74,805)          (439,145)           11,614               7,646
                                                      ---------        -----------          --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (235,971)        (3,934,027)          (51,295)              5,605
NET ASSETS:
   Beginning of year                                    732,616          7,993,478           109,318                  --
                                                      ---------        -----------          --------             -------
   End of year                                        $ 496,645        $ 4,059,451          $ 58,023             $ 5,605
                                                      =========        ===========          ========             =======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                       $  13,975        $   (39,382)         $   (136)            $    --
   Net realized gain (loss) on investments               13,487            248,536             5,703                  --
   Capital gain distributions from mutual funds          18,853                 --            10,717                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      (19,353)           711,871            (7,137)                 --
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  operations                                             26,962            921,025             9,147                  --
                                                      ---------        -----------          --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           4,627            699,989             1,286                  --
   Net transfers from (to) other Divisions or
     fixed rate option                                  (19,979)         2,438,702            (6,474)                 --
   Internal rollovers                                        --             12,464                --                  --
   Cost of insurance and other charges                  (39,244)          (417,096)           (3,943)                 --
   Administrative charges                                    --            (35,796)               --                  --
   Policy loans                                            (279)           (34,602)           (1,893)                 --
   Death benefits                                            --             (6,387)               --                  --
   Withdrawals                                          (14,570)          (176,427)               --                  --
                                                      ---------        -----------          --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                (69,445)         2,480,847           (11,024)                 --
                                                      ---------        -----------          --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (42,483)         3,401,872            (1,877)                 --
NET ASSETS:
   Beginning of year                                    775,099          4,591,606           111,195                  --
                                                      ---------        -----------          --------             -------
   End of year                                        $ 732,616        $ 7,993,478          $109,318             $    --
                                                      =========        ===========          ========             =======

                            See accompanying notes.

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                         Oppenheimer      Oppenheimer     Oppenheimer        PIMCO VIT
                                                           Balanced    Global Securities  High Income   CommodityRealReturn
                                                        Fund/VA - Non-  Fund/VA - Non-   Fund/VA - Non- Strategy Portfolio -
                                                        Service Shares  Service Shares   Service Shares Administrative Class
                                                        -------------- ----------------- -------------- --------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $   31,231      $    44,120       $  5,338        $    77,317
   Net realized gain (loss) on investments                  (100,817)        (116,731)       (17,506)          (149,488)
   Capital gain distributions from mutual funds              101,607          358,068             --             16,187
   Net change in unrealized appreciation
     (depreciation) of investments                          (846,833)      (2,932,995)       (54,153)          (976,685)
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  operations                                                (814,812)      (2,647,538)       (66,321)        (1,032,669)
                                                          ----------      -----------       --------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              378,520        1,010,679            968            304,145
   Net transfers from (to) other Divisions or fixed
     rate option                                             139,228          183,775            368            505,634
   Internal rollovers                                          1,054            4,173             --                 --
   Cost of insurance and other charges                      (227,022)        (550,854)        (3,757)          (111,465)
   Administrative charges                                    (19,221)         (52,814)            --            (15,154)
   Policy loans                                                  664          (45,479)        (6,893)          (181,137)
   Death benefits                                               (135)         (12,495)            --                 --
   Withdrawals                                               (58,405)        (399,602)       (10,292)           (18,952)
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     214,683          137,383        (19,606)           483,071
                                                          ----------      -----------       --------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (600,129)      (2,510,155)       (85,927)          (549,598)
NET ASSETS:
   Beginning of year                                       1,735,592        6,388,989        102,935          1,745,658
                                                          ----------      -----------       --------        -----------
   End of year                                            $1,135,463      $ 3,878,834       $ 17,008        $ 1,196,060
                                                          ==========      ===========       ========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                           $   25,530      $    17,012       $  7,091        $    34,674
   Net realized gain (loss) on investments                    10,741          159,906            766             (1,745)
   Capital gain distributions from mutual funds              115,688          204,802             --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                          (109,094)        (161,617)        (8,614)            66,558
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  operations                                                  42,865          220,103           (757)            99,487
                                                          ----------      -----------       --------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              385,455        1,056,422            960             92,740
   Net transfers from (to) other Divisions or fixed
     rate option                                             200,894        1,714,533         (2,907)         1,332,269
   Internal rollovers                                             --            3,901             --                 --
   Cost of insurance and other charges                      (204,520)        (481,527)        (3,667)           (29,154)
   Administrative charges                                    (19,487)         (55,337)            --             (4,645)
   Policy loans                                              (17,362)         (24,497)        (1,140)              (171)
   Death benefits                                               (135)            (338)            --                 --
   Withdrawals                                               (17,984)         (87,770)            --                 --
                                                          ----------      -----------       --------        -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     326,861        2,125,387         (6,754)         1,391,039
                                                          ----------      -----------       --------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      369,726        2,345,490         (7,511)         1,490,526
NET ASSETS:
   Beginning of year                                       1,365,866        4,043,499        110,446            255,132
                                                          ----------      -----------       --------        -----------
   End of year                                            $1,735,592      $ 6,388,989       $102,935        $ 1,745,658
                                                          ==========      ===========       ========        ===========

                            See accompanying notes.

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                       Divisions
                                                        ----------------------------------------------------------------------
                                                        PIMCO VIT Global
                                                         Bond Portfolio    PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total
                                                          (Unhedged) -   Return Portfolio - Term Portfolio - Return Portfolio -
                                                         Administrative    Administrative    Administrative    Administrative
                                                             Class             Class             Class             Class
                                                        ---------------- ------------------ ---------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $   578         $   410,752        $  163,915       $   981,508
   Net realized gain (loss) on investments                     (135)              8,145           (28,453)          124,494
   Capital gain distributions from mutual funds                  --              20,115                --           496,299
   Net change in unrealized appreciation
     (depreciation) of investments                           (1,936)         (1,566,914)         (189,054)         (573,045)
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                 (1,493)         (1,127,902)          (53,592)        1,029,256
                                                            -------         -----------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 280           2,675,244           735,097         3,083,931
   Net transfers from (to) other Divisions or fixed
     rate option                                             49,423             327,489          (179,126)       (1,206,181)
   Internal rollovers                                            --               2,314             7,294             3,413
   Cost of insurance and other charges                       (2,386)         (1,442,692)         (630,744)       (1,630,139)
   Administrative charges                                       (14)           (145,302)          (37,619)         (162,832)
   Policy loans                                                  --            (102,025)          (14,919)       (1,407,521)
   Death benefits                                                --             (10,123)          (11,207)          (10,493)
   Withdrawals                                                   --          (1,108,712)         (281,439)       (2,177,135)
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     47,303             196,193          (412,663)       (3,506,957)
                                                            -------         -----------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      45,810            (931,709)         (466,255)       (2,477,701)
NET ASSETS:
   Beginning of year                                             --          13,945,200         5,644,865        26,311,466
                                                            -------         -----------        ----------       -----------
   End of year                                              $45,810         $13,013,491        $5,178,610       $23,833,765
                                                            =======         ===========        ==========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                             $    --         $   515,681        $  215,009       $   999,121
   Net realized gain (loss) on investments                       --             (84,939)           (5,014)         (120,468)
   Capital gain distributions from mutual funds                  --              32,060                --                --
   Net change in unrealized appreciation
     (depreciation) of investments                               --             772,599           (10,116)        1,028,735
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                     --           1,235,401           199,879         1,907,388
                                                            -------         -----------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  --           2,234,393           802,754         3,954,941
   Net transfers from (to) other Divisions or fixed
     rate option                                                 --             704,839           469,514          (210,075)
   Internal rollovers                                            --               3,186               739             4,423
   Cost of insurance and other charges                           --          (1,375,582)         (590,250)       (1,493,917)
   Administrative charges                                        --            (116,944)          (40,706)         (194,957)
   Policy loans                                                  --            (120,927)          (25,062)          118,919
   Death benefits                                                --             (13,618)          (62,479)          (33,943)
   Withdrawals                                                   --            (349,580)          (94,303)         (402,391)
                                                            -------         -----------        ----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                         --             965,767           460,207         1,743,000
                                                            -------         -----------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          --           2,201,168           660,086         3,650,388
NET ASSETS:
   Beginning of year                                             --          11,744,032         4,984,779        22,661,078
                                                            -------         -----------        ----------       -----------
   End of year                                              $    --         $13,945,200        $5,644,865       $26,311,466
                                                            =======         ===========        ==========       ===========

                            See accompanying notes.

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                     Divisions
                                                   -----------------------------------------------------------------------------
                                                                         Pioneer Growth      Pioneer Mid Cap       Putnam VT
                                                    Pioneer Fund VCT    Opportunities VCT       Value VCT      Diversified Income
                                                   Portfolio - Class I Portfolio - Class I Portfolio - Class I  Fund - Class IB
                                                   ------------------- ------------------- ------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $    30,793         $   (23,469)         $   1,026         $   360,250
   Net realized gain (loss) on investments                  19,135            (223,883)            (9,881)           (215,886)
   Capital gain distributions from mutual funds            111,952             319,201             20,927                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      (1,264,224)         (1,496,976)          (124,020)         (2,256,786)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  operations                                            (1,102,344)         (1,425,127)          (111,948)         (2,112,422)
                                                       -----------         -----------          ---------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            221,590             423,217            116,110             589,791
   Net transfers from (to) other Divisions or
     fixed rate option                                     (10,177)           (184,968)           145,121            (461,297)
   Internal rollovers                                           --                  --                 --               3,895
   Cost of insurance and other charges                    (210,982)           (392,463)           (41,100)           (521,197)
   Administrative charges                                   (7,562)            (16,628)            (5,693)            (34,364)
   Policy loans                                            (21,174)            (59,132)            (4,635)            (39,940)
   Death benefits                                           (6,486)             (9,269)               302                 352
   Withdrawals                                             (98,672)           (286,448)            (4,560)           (671,750)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (133,463)           (525,691)           205,545          (1,134,510)
                                                       -----------         -----------          ---------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,235,807)         (1,950,818)            93,597          (3,246,932)
NET ASSETS:
   Beginning of year                                     3,269,524           4,358,609            231,957           7,726,076
                                                       -----------         -----------          ---------         -----------
   End of year                                         $ 2,033,717         $ 2,407,791          $ 325,554         $ 4,479,144
                                                       ===========         ===========          =========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                        $    16,834         $   (35,462)         $      30         $   494,930
   Net realized gain (loss) on investments                  82,520              78,216              4,642             (83,039)
   Capital gain distributions from mutual funds                 --             666,205             17,376                  --
   Net change in unrealized appreciation
     (depreciation) of investments                          44,908            (906,723)           (19,223)            (70,985)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  operations                                               144,262            (197,764)             2,825             340,906
                                                       -----------         -----------          ---------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            257,981             495,683             67,481             541,667
   Net transfers from (to) other Divisions or
     fixed rate option                                    (119,664)           (123,225)           118,447             (50,328)
   Internal rollovers                                           --                  --                470               3,356
   Cost of insurance and other charges                    (221,630)           (434,019)           (24,711)           (523,666)
   Administrative charges                                   (9,046)            (19,201)            (3,338)            (26,126)
   Policy loans                                             (5,988)            (69,685)                66             (22,157)
   Death benefits                                           (2,126)             (2,381)              (302)             (2,119)
   Withdrawals                                             (73,481)           (283,191)            (4,586)         (4,052,457)
                                                       -----------         -----------          ---------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (173,954)           (436,019)           153,527          (4,131,830)
                                                       -----------         -----------          ---------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (29,692)           (633,783)           156,352          (3,790,924)
NET ASSETS:
   Beginning of year                                     3,299,216           4,992,392             75,605          11,517,000
                                                       -----------         -----------          ---------         -----------
   End of year                                         $ 3,269,524         $ 4,358,609          $ 231,957         $ 7,726,076
                                                       ===========         ===========          =========         ===========

                            See accompanying notes.

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                          Divisions
                                                   ------------------------------------------------------
                                                                   Putnam VT
                                                     Putnam VT   International
                                                    Growth and    Growth and   Putnam VT Small  Putnam VT
                                                   Income Fund - Income Fund - Cap Value Fund - Vista Fund
                                                     Class IB      Class IB        Class IB     - Class IB
                                                   ------------- ------------- ---------------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                     $   184,862   $    90,569     $   1,965      $ (1,109)
   Net realized gain (loss) on investments             (876,560)     (218,416)      (19,722)          781
   Capital gain distributions from mutual funds       2,254,045     1,608,775        70,459            --
   Net change in unrealized appreciation
     (depreciation) of investments                   (7,397,365)   (5,954,792)     (192,818)      (82,651)
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  operations                                         (5,835,018)   (4,473,864)     (140,116)      (82,979)
                                                    -----------   -----------     ---------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       1,824,126     1,205,929         7,774         5,161
   Net transfers from (to) other Divisions or
     fixed rate option                                 (402,663)     (273,392)       12,365           (70)
   Internal rollovers                                        66         2,740            --            --
   Cost of insurance and other charges               (1,265,338)     (783,511)      (11,397)       (2,749)
   Administrative charges                               (90,345)      (57,329)           --            --
   Policy loans                                        (113,604)      (56,410)         (527)         (936)
   Death benefits                                        (8,477)      (20,627)           --            --
   Withdrawals                                       (1,092,158)     (465,526)       (2,245)           --
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  principal transactions                             (1,148,393)     (448,126)        5,970         1,406
                                                    -----------   -----------     ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (6,983,411)   (4,921,990)     (134,146)      (81,573)
NET ASSETS:
   Beginning of year                                 15,764,721     9,971,671       334,860       180,001
                                                    -----------   -----------     ---------      --------
   End of year                                      $ 8,781,310   $ 5,049,681     $ 200,714      $ 98,428
                                                    ===========   ===========     =========      ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                     $   160,031   $    96,133     $    (746)     $ (1,371)
   Net realized gain (loss) on investments              996,872       459,098        10,834         2,615
   Capital gain distributions from mutual funds       3,195,685     1,718,659        45,838            --
   Net change in unrealized appreciation
     (depreciation) of investments                   (5,147,478)   (1,716,034)     (109,046)        4,177
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  operations                                           (794,890)      557,856       (53,120)        5,421
                                                    -----------   -----------     ---------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       1,979,628     1,123,554         8,389         5,596
   Net transfers from (to) other Divisions or
     fixed rate option                                 (151,372)      664,571       (19,195)       (5,140)
   Internal rollovers                                     4,338         1,670            --            --
   Cost of insurance and other charges               (1,353,192)     (731,878)       (9,199)       (2,318)
   Administrative charges                               (94,075)      (51,467)           --            --
   Policy loans                                        (125,966)      (48,859)       (7,561)         (208)
   Death benefits                                       (12,028)      (86,548)           --            --
   Withdrawals                                       (5,081,472)     (298,696)         (581)           --
                                                    -----------   -----------     ---------      --------
Increase (decrease) in net assets resulting from
  principal transactions                             (4,834,139)      572,347       (28,147)       (2,070)
                                                    -----------   -----------     ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (5,629,029)    1,130,203       (81,267)        3,351
NET ASSETS:
   Beginning of year                                 21,393,750     8,841,468       416,127       176,650
                                                    -----------   -----------     ---------      --------
   End of year                                      $15,764,721   $ 9,971,671     $ 334,860      $180,001
                                                    ===========   ===========     =========      ========

                            See accompanying notes.

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Divisions
                                                   ------------------------------------------------------------------------
                                                                      SunAmerica
                                                     Putnam VT        Aggressive          SunAmerica         UIF Capital
                                                   Voyager Fund - Growth Portfolio - Balanced Portfolio - Growth Portfolio -
                                                      Class IB         Class 1             Class 1          Class I Shares
                                                   -------------- ------------------ -------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $  (2,343)       $     (311)         $   37,392         $   (17,529)
   Net realized gain (loss) on investments               3,425           (42,791)             (8,465)             89,381
   Capital gain distributions from mutual funds             --                --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                    (142,238)         (516,105)           (425,915)         (2,153,139)
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  operations                                          (141,156)         (559,207)           (396,988)         (2,081,287)
                                                     ---------        ----------          ----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          7,780           221,601             322,779             413,209
   Net transfers from (to) other Divisions or
     fixed rate option                                 (15,203)          256,312              36,555              23,017
   Internal rollovers                                       --                --                 822                  --
   Cost of insurance and other charges                 (18,709)         (149,664)           (190,196)           (348,784)
   Administrative charges                                   --           (11,080)            (16,218)            (14,612)
   Policy loans                                           (993)            6,983              (3,818)            (27,315)
   Death benefits                                           --                --              (5,030)            (14,243)
   Withdrawals                                          (7,250)          (31,538)            (75,300)           (251,610)
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (34,375)          292,614              69,594            (220,338)
                                                     ---------        ----------          ----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (175,531)         (266,593)           (327,394)         (2,301,625)
NET ASSETS:
   Beginning of year                                   391,551         1,114,547           1,426,514           4,374,641
                                                     ---------        ----------          ----------         -----------
   End of year                                       $ 216,020        $  847,954          $1,099,120         $ 2,073,016
                                                     =========        ==========          ==========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $  (2,980)       $     (252)         $   30,711         $   (30,610)
   Net realized gain (loss) on investments              14,914            97,725              23,118             212,737
   Capital gain distributions from mutual funds             --                --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                       6,587          (141,901)              4,462             626,061
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  operations                                            18,521           (44,428)             58,291             808,188
                                                     ---------        ----------          ----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          8,159           283,939             343,858             492,749
   Net transfers from (to) other Divisions or
     fixed rate option                                 (33,257)          (62,203)             60,003            (170,096)
   Internal rollovers                                       --               205               1,726                 238
   Cost of insurance and other charges                 (16,971)         (150,288)           (191,671)           (353,322)
   Administrative charges                                   --           (14,097)            (17,374)            (16,821)
   Policy loans                                         (1,461)           (3,663)             (6,527)           (111,579)
   Death benefits                                           --               339              (6,556)             (7,437)
   Withdrawals                                          (4,868)          (25,604)            (41,686)           (321,469)
                                                     ---------        ----------          ----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (48,398)           28,628             141,773            (487,737)
                                                     ---------        ----------          ----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (29,877)          (15,800)            200,064             320,451
NET ASSETS:
   Beginning of year                                   421,428         1,130,347           1,226,450           4,054,190
                                                     ---------        ----------          ----------         -----------
   End of year                                       $ 391,551        $1,114,547          $1,426,514         $ 4,374,641
                                                     =========        ==========          ==========         ===========

                            See accompanying notes.

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                   Divisions
                                                 -----------------------------------------------------------------------------
                                                                                                               Van Kampen LIT
                                                   UIF High Yield      Van Kampen LIT      Van Kampen LIT        Growth and
                                                 Portfolio - Class I   Capital Growth        Government      Income Portfolio -
                                                       Shares        Portfolio - Class I Portfolio - Class I      Class I
                                                 ------------------- ------------------- ------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $  145,721           $    (94)           $  4,407          $   146,017
   Net realized gain (loss) on investments              (47,871)             1,726                (925)            (169,292)
   Capital gain distributions from mutual funds              --                 --                  --              367,802
   Net change in unrealized appreciation
     (depreciation) of investments                     (525,826)           (25,852)             (2,067)          (4,333,419)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from operations                                      (427,976)           (24,220)              1,415           (3,988,892)
                                                     ----------           --------            --------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         191,724              1,256               1,445            1,192,700
   Net transfers from (to) other Divisions or
     fixed rate option                                  (19,168)               (35)             26,299              105,265
   Internal rollovers                                        --                 --                  --                4,370
   Cost of insurance and other charges                 (135,168)            (2,058)             (6,159)            (781,671)
   Administrative charges                                (7,912)                --                  --              (58,005)
   Policy loans                                         (16,174)            (2,844)             (6,550)            (355,605)
   Death benefits                                          (294)                --                  --               (9,500)
   Withdrawals                                          (92,609)                --              (7,273)            (492,752)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                           (79,601)            (3,681)              7,762             (395,198)
                                                     ----------           --------            --------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (507,577)           (27,901)              9,177           (4,384,090)
NET ASSETS:
   Beginning of year                                  1,922,401             51,876             127,597           12,520,025
                                                     ----------           --------            --------          -----------
   End of year                                       $1,414,824           $ 23,975            $136,774          $ 8,135,935
                                                     ==========           ========            ========          ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                      $  109,934           $   (370)           $  5,257          $   112,360
   Net realized gain (loss) on investments               20,892              6,064              (1,232)             409,042
   Capital gain distributions from mutual funds              --                 --                  --              482,387
   Net change in unrealized appreciation
     (depreciation) of investments                      (76,087)             2,016               3,601             (741,388)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from operations                                        54,739              7,710               7,626              262,401
                                                     ----------           --------            --------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         234,923              2,318               1,576            1,910,996
   Net transfers from (to) other Divisions or
     fixed rate option                                  402,693             (8,220)              8,190             (353,431)
   Internal rollovers                                        --                 --                  --                   --
   Cost of insurance and other charges                 (122,717)            (1,819)            (10,641)            (799,552)
   Administrative charges                                (9,839)                --                  --              (91,961)
   Policy loans                                         (44,058)             2,665              (4,946)            (226,937)
   Death benefits                                            --                 --                  --              (25,838)
   Withdrawals                                          (58,588)            (8,020)             (9,984)            (253,789)
                                                     ----------           --------            --------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                           402,414            (13,076)            (15,805)             159,488
                                                     ----------           --------            --------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 457,153             (5,366)             (8,179)             421,889
NET ASSETS:
   Beginning of year                                  1,465,248             57,242             135,776           12,098,136
                                                     ----------           --------            --------          -----------
   End of year                                       $1,922,401           $ 51,876            $127,597          $12,520,025
                                                     ==========           ========            ========          ===========

                            See accompanying notes.

                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                  Divisions
                                                                         ---------------------------
                                                                          Vanguard VIF   Vanguard VIF
                                                                         High Yield Bond  REIT Index
                                                                            Portfolio     Portfolio
                                                                         --------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                                            $   408,772   $   369,658
   Net realized gain (loss) on investments                                    (217,260)   (2,047,691)
   Capital gain distributions from mutual funds                                     --     4,701,548
   Net change in unrealized appreciation (depreciation) of investments      (1,501,461)   (7,936,700)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from operations                 (1,309,949)   (4,913,185)
                                                                           -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                                965,544     2,272,379
   Net transfers from (to) other Divisions or fixed rate option               (130,179)     (855,768)
   Internal rollovers                                                            3,432         3,214
   Cost of insurance and other charges                                        (620,843)   (1,387,845)
   Administrative charges                                                      (49,217)     (113,326)
   Policy loans                                                                (67,467)     (356,298)
   Death benefits                                                              (36,150)      (18,122)
   Withdrawals                                                                (189,586)     (470,023)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from principal transactions       (124,466)     (925,789)
                                                                           -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (1,434,415)   (5,838,974)
NET ASSETS:
   Beginning of year                                                         5,933,262    14,880,661
                                                                           -----------   -----------
   End of year                                                             $ 4,498,847   $ 9,041,687
                                                                           ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $   317,551   $   198,616
   Net realized gain (loss) on investments                                     (12,031)    1,080,608
   Capital gain distributions from mutual funds                                     --     1,280,223
   Net change in unrealized appreciation (depreciation) of investments        (236,093)   (5,450,346)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from operations                     69,427    (2,890,899)
                                                                           -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              1,048,284     2,431,130
   Net transfers from (to) other Divisions or fixed rate option                537,212     1,267,143
   Internal rollovers                                                            4,610         4,260
   Cost of insurance and other charges                                        (584,024)   (1,396,893)
   Administrative charges                                                      (53,813)     (120,578)
   Policy loans                                                                (83,416)     (134,448)
   Death benefits                                                              (30,167)      (74,113)
   Withdrawals                                                                (155,888)   (1,327,212)
                                                                           -----------   -----------
Increase (decrease) in net assets resulting from principal transactions        682,798       649,289
                                                                           -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        752,225    (2,241,610)
NET ASSETS:
   Beginning of year                                                         5,181,037    17,122,271
                                                                           -----------   -----------
   End of year                                                             $ 5,933,262   $14,880,661
                                                                           ===========   ===========

                            See accompanying notes.

                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Legacy Plus, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP, The One VUL Solution, AIG Corporate Investor, AIG Income Advantage VUL, AIG Income Advantage Select, AIG Protection Advantage VUL, Survivor Advantage, and Corporate Investor Select. Of the products listed, AIG Income Advantage Select, AIG Protection Advantage VUL, Corporate Investor Select, and Survivor Advantage are offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

                        AIG RETIREMENT COMPANY I: (16)

           AIG Retirement Company I International Equities Fund (17)
               AIG Retirement Company I Mid Cap Index Fund (18)
               AIG Retirement Company I Money Market I Fund (19)
            AIG Retirement Company I Nasdaq-100(R) Index Fund (20)
            AIG Retirement Company I Science & Technology Fund (21)
              AIG Retirement Company I Small Cap Index Fund (22)
                AIG Retirement Company I Stock Index Fund (23)

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                   AIM V.I. Core Equity Fund - Series I (2)
               AIM V.I. Global Real Estate Fund - Series I (12)
                 AIM V.I. International Growth Fund - Series I

                  THE ALGER AMERICAN FUND ("ALGER AMERICAN"):
      Alger American Capital Appreciation Portfolio - Class O Shares (13)
            Alger American MidCap Growth Portfolio - Class O Shares

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                   Credit Suisse Small Cap Core I Portfolio

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
            Dreyfus IP MidCap Stock Portfolio - Initial Shares (3)

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
         Dreyfus VIF Developing Leaders Portfolio - Initial Shares (3)
        Dreyfus VIF International Value Portfolio - Initial Shares (12)
            Dreyfus VIF Quality Bond Portfolio - Initial Shares (3)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
         Goldman Sachs VIT Capital Growth Fund - Institutional Shares

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
               Janus Aspen Forty Portfolio - Service Shares (12)
          Janus Aspen International Growth Portfolio - Service Shares
             Janus Aspen Mid Cap Growth Portfolio - Service Shares
          Janus Aspen Worldwide Growth Portfolio - Service Shares (4)

                         J.P. MORGAN INSURANCE TRUST:
       JPMorgan Insurance Trust Government Bond Portfolio - Class I (12)

                   J.P. MORGAN SERIES TRUST II ("JPMORGAN"):
                 JPMorgan International Equity Portfolio (12)
                     JPMorgan Mid Cap Value Portfolio (5)
                       JPMorgan Small Company Portfolio

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
             MFS(R) VIT Core Equity Series - Initial Class (6) (9)
               MFS(R) VIT Growth Series - Initial Class (6) (14)
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
               Neuberger Berman AMT Partners Portfolio - Class I
       Neuberger Berman AMT Socially Responsive Portfolio - Class I (11)

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
               Oppenheimer Balanced Fund/VA - Non-Service Shares
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer High Income Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class (12)
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
                 Pioneer Mid Cap Value VCT Portfolio - Class I

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                Putnam VT Growth and Income Fund - Class IB (7)
           Putnam VT International Growth and Income Fund - Class IB
                   Putnam VT Small Cap Value Fund - Class IB
                        Putnam VT Vista Fund - Class IB
                       Putnam VT Voyager Fund - Class IB

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                 SunAmerica Balanced Portfolio - Class 1 (10)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
            UIF Capital Growth Portfolio - Class I Shares (8) (15)
                 UIF High Yield Portfolio - Class I Shares (8)

             VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN LIT"):
            Van Kampen LIT Capital Growth Portfolio - Class I (24)
                 Van Kampen LIT Government Portfolio - Class I
             Van Kampen LIT Growth and Income Portfolio - Class I

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1)Divisions had no activity in the current year.

(2)Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I. AIM V.I. Core Equity Fund - Series I is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(3)Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial Shares, Dreyfus VIF Developing Leaders Portfolio - Initial Shares and Dreyfus VIF Quality Bond Portfolio - Initial Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(4)Effective May 1, 2006, Janus Aspen Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(5)Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later and is not available for new investments in existing policies.

(6)Effective May 1, 2006, MFS VIT Capital Opportunities Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(7)Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(8)Effective May 1, 2006, UIF Equity Growth Portfolio - Class I Shares and UIF High Yield Portfolio - Class I Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

(9)Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

(10)Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

(11)Effective September 4, 2007, Neuberger Berman AMT Socially Responsive Portfolio - Class I became available as an investment option.

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(12)Effective October 3, 2007, the following investment options became available under the separate account: AIM V.I. Global Real Estate Fund - Series I, Dreyfus VIF International Value Portfolio - Initial Shares, Janus Aspen Forty Portfolio - Service Shares, JPMorgan International Equity Portfolio, JPMorgan Insurance Trust Government Bond Portfolio - Class I, and PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class.

(13)Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

(14)Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

(15)Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

(16)Effective May 1, 2008, VALIC Company I changed its name to AIG Retirement Company I.

(17)Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

(18)Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

(19)Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

(20)Effective May 1, 2008, VALIC Company I Nasdaq-100(R) Index Fund changed its name to AIG Retirement Company I Nasdaq-100(R) Index Fund.

(21)Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

(22)Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

(23)Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

(24)Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio - Class I.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to AIG Retirement Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

RECENT ACCOUNTING PRONOUNCEMENTS - In September 2006, the FASB issued FAS
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Separate Account adopted FAS 157 on January 1, 2008, its required effective date, and it resulted in no cumulative effect to the financial statements.

FAIR VALUE MEASUREMENTS - Beginning January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2008 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is present. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2008.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY VALUATION - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the fund, which value their securities at fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

INTERNAL ROLLOVERS - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statement of Changes in Net Assets under principal transactions.

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For AIG Corporate Investor, Corporate America, and Corporate Investor Select policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. A summary of premium expense charges for AIG Corporate Investor, Corporate America, and Corporate Investor Select policies follows:

POLICIES                                             PREMIUM EXPENSE
---------------------------  ----------------------------------------------------------------
AIG Corporate Investor       4% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 1-3.
                             9% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 4-7.
                             5% of all premium payments in policy years 8 and thereafter.

Corporate America            9% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 1-7.
                             5% of all premium payments in policy years 8 and thereafter.

Corporate Investor Select    4% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 1-3.
                             9% up to the "target premium" and 5% on any premium
                             amounts in excess of the "target premium" for policy years 4-7.
                             5% of all premium payments in policy years 8 and thereafter.

The "target premium" is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for AIG Corporate Investor, Corporate America, Corporate Investor Select, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

POLICIES                        PREMIUM EXPENSE
------------------------------- ---------------
AIG Income Advantage Select          5.00%
AIG Income Advantage VUL             5.00%
AIG Protection Advantage VUL         5.00%
Platinum Investor I and II           2.50%
Platinum Investor III                5.00%
Platinum Investor IV                 5.00%
Platinum Investor FlexDirector       5.00%
Platinum Investor PLUS               5.00%
Platinum Investor Survivor           6.50%
Platinum Investor Survivor II        5.00%
Platinum Investor VIP                5.00%
Survivor Advantage                   5.00%

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

                                                                                        SECOND REDUCTION
                                      MORTALITY AND        FIRST REDUCTION IN           IN MORTALITY AND
                                     EXPENSE RISK AND     MORTALITY AND EXPENSE  AFTER  EXPENSE RISK AND AFTER
                                  ADMINISTRATIVE CHARGES RISK AND ADMINISTRATIVE POLICY  ADMINISTRATIVE  POLICY
POLICIES                           CURRENT ANNUAL RATE        CHARGES RATE        YEAR    CHARGES RATE    YEAR
--------------------------------  ---------------------- ----------------------- ------ ---------------- ------
AG Legacy Plus                             0.75%                  0.25%            10         0.25%        20
AIG Corporate Investor                     0.65%                  0.25%            10         0.25%        20
AIG Income Advantage Select                0.20%                  0.20%            10         0.00%        20
AIG Income Advantage VUL                   0.20%                  0.20%            10         0.00%        20
AIG Protection Advantage VUL               0.70%                  0.35%            10         0.20%        20
Corporate America                          0.35%                  0.10%            10         0.10%        20
Corporate America (reduced
  surrender charge)                        0.65%                  0.25%            10         0.25%        20
Corporate Investor Select                  0.65%                  0.25%            10         0.25%        20
Legacy Plus                                0.75%                  0.25%            10         0.25%        20
Platinum Investor I and II                 0.75%                  0.25%            10         0.25%        20
Platinum Investor III                      0.70%                  0.25%            10         0.35%        20
Platinum Investor IV                       0.70%                  0.35%            10         0.25%        20
Platinum Investor FlexDirector             0.70%                  0.25%            10         0.35%        20
Platinum Investor PLUS                     0.70%                  0.25%            10         0.35%        20
Platinum Investor Survivor                 0.40%                  0.20%            10         0.10%        30
Platinum Investor Survivor II              0.75%                  0.25%            15         0.35%        30
Platinum Investor VIP                      0.70%                  0.35%            10         0.20%        20
Survivor Advantage                         0.70%                  0.35%            10         0.20%        20

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administration charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                              Cost of   Proceeds from
Divisions                                                                    Purchases      Sales
--------------------------------------------------------------------------- ----------- -------------
AIG Retirement Company I International Equities Fund                        $   942,924  $   387,675
AIG Retirement Company I Mid Cap Index Fund                                   2,841,026    2,483,687
AIG Retirement Company I Money Market I Fund                                 22,587,259   23,979,783
AIG Retirement Company I Nasdaq-100 Index Fund                                1,327,485      958,345
AIG Retirement Company I Science & Technology Fund                              261,198      283,507
AIG Retirement Company I Small Cap Index Fund                                 1,488,501    1,208,578
AIG Retirement Company I Stock Index Fund                                     5,684,646    5,432,839
AIM V.I. Core Equity Fund - Series I                                            864,965    1,700,312
AIM V.I. Global Real Estate Fund - Series I                                      18,250          194
AIM V.I. International Growth Fund - Series I                                 2,295,873    2,577,660
Alger American Capital Appreciation Portfolio - Class O Shares                  585,342    1,082,524
Alger American MidCap Growth Portfolio - Class O Shares                       1,784,365      577,422
American Century VP Value Fund - Class I                                      4,585,124    2,983,705
Credit Suisse Small Cap Core I Portfolio                                        281,231      340,001
Dreyfus IP MidCap Stock Portfolio - Initial Shares                            1,021,506      698,638
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                     1,263,356    1,353,677
Dreyfus VIF International Value Portfolio - Initial Shares                       46,542        1,178
Dreyfus VIF Quality Bond Portfolio - Initial Shares                           2,032,274    2,346,445
Fidelity VIP Asset Manager Portfolio - Service Class 2                        1,200,832      724,614
Fidelity VIP Contrafund Portfolio - Service Class 2                           6,874,676    5,230,552
Fidelity VIP Equity-Income Portfolio - Service Class 2                        3,206,882    3,024,937
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                            87,280       32,444
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                         1,069,735      528,665
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                           250,846       85,147
Fidelity VIP Growth Portfolio - Service Class 2                               2,657,816    2,436,871
Fidelity VIP Mid Cap Portfolio - Service Class 2                              3,934,707    2,122,619
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2         3,878,670    1,560,041
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2       16,001        3,976
Franklin Templeton Franklin U.S. Government Fund - Class 2                    2,211,736      899,314
Franklin Templeton Mutual Shares Securities Fund - Class 2                    2,450,956    2,142,201
Franklin Templeton Templeton Foreign Securities Fund - Class 2                1,996,222    1,125,700
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                      7,476      482,912
Janus Aspen Forty Portfolio - Service Shares                                    138,746        3,411
Janus Aspen International Growth Portfolio - Service Shares                   6,209,478    3,472,802
Janus Aspen Mid Cap Growth Portfolio - Service Shares                         1,535,207      553,859
Janus Aspen Worldwide Growth Portfolio - Service Shares                         441,696      804,807
JPMorgan Insurance Trust Government Bond Portfolio - Class I                     34,337        7,798
JPMorgan International Equity Portfolio                                          30,619        2,739
JPMorgan Mid Cap Value Portfolio                                                230,888      721,879
JPMorgan Small Company Portfolio                                                946,817      502,666
MFS VIT Core Equity Series - Initial Class                                      374,309      653,442
MFS VIT Growth Series - Initial Class                                           965,399    1,610,224
MFS VIT New Discovery Series - Initial Class                                  1,245,316      433,444
MFS VIT Research Series - Initial Class                                       1,278,094      314,224
MFS VIT Total Return Series - Initial Class                                      71,404       91,301
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       1,030,758    1,513,570
Neuberger Berman AMT Partners Portfolio - Class I                                33,556        5,071
Neuberger Berman AMT Socially Responsive Portfolio - Class I                      8,847          663
Oppenheimer Balanced Fund/VA - Non-Service Shares                               610,035      262,513
Oppenheimer Global Securities Fund/VA - Non-Service Shares                    1,498,249      958,677
Oppenheimer High Income Fund/VA - Non-Service Shares                              8,781       23,049

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES - CONTINUED

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                          Cost of   Proceeds from
Divisions                                                                Purchases      Sales
------------------------------------------------------------------------ ---------- -------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class  $2,042,706  $1,466,130
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class            49,717       1,837
PIMCO VIT Real Return Portfolio - Administrative Class                    3,827,565   3,200,504
PIMCO VIT Short-Term Portfolio - Administrative Class                       954,474   1,203,221
PIMCO VIT Total Return Portfolio - Administrative Class                   7,344,008   9,373,159
Pioneer Fund VCT Portfolio - Class I                                        291,214     281,931
Pioneer Growth Opportunities VCT Portfolio - Class I                        595,145     825,105
Pioneer Mid Cap Value VCT Portfolio - Class I                               255,674      28,178
Putnam VT Diversified Income Fund - Class IB                              1,043,386   1,817,646
Putnam VT Growth and Income Fund - Class IB                               3,548,793   2,258,279
Putnam VT International Growth and Income Fund - Class IB                 2,911,004   1,659,783
Putnam VT Small Cap Value Fund - Class IB                                   117,989      39,595
Putnam VT Vista Fund - Class IB                                               4,903       4,606
Putnam VT Voyager Fund - Class IB                                             5,256      41,974
SunAmerica Aggressive Growth Portfolio - Class 1                            514,101     221,799
SunAmerica Balanced Portfolio - Class 1                                     299,225     192,241
UIF Capital Growth Portfolio - Class I Shares                               268,855     506,722
UIF High Yield Portfolio - Class I Shares                                   314,080     247,959
Van Kampen LIT Capital Growth Portfolio - Class I                             2,496       6,270
Van Kampen LIT Government Portfolio - Class I                                31,866      19,698
Van Kampen LIT Growth and Income Portfolio - Class I                      1,974,838   1,856,216
Vanguard VIF High Yield Bond Portfolio                                    1,375,415   1,091,109
Vanguard VIF REIT Index Portfolio                                         7,930,077   3,784,662

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2008.

                                                                           Net Asset Value Value of Shares Cost of Shares
Divisions                                                         Shares      Per Share     at Fair Value       Held
--------------------------------------------------------------- ---------- --------------- --------------- --------------
AIG Retirement Company I International Equities Fund               469,404     $ 4.80        $ 2,253,140    $ 3,878,695
AIG Retirement Company I Mid Cap Index Fund                        849,657      12.31         10,459,279     16,438,396
AIG Retirement Company I Money Market I Fund                    29,748,446       1.00         29,748,446     29,748,446
AIG Retirement Company I Nasdaq-100 Index Fund                     735,829       3.25          2,391,443      3,073,920
AIG Retirement Company I Science & Technology Fund                 103,521       7.94            821,958      1,217,835
AIG Retirement Company I Small Cap Index Fund                      459,597       9.28          4,265,056      7,004,375
AIG Retirement Company I Stock Index Fund                        1,001,196      18.59         18,612,240     29,723,748
AIM V.I. Core Equity Fund - Series I                               410,391      19.75          8,105,221     10,351,166
AIM V.I. Global Real Estate Fund - Series I                          1,172       9.23             10,822         18,000
AIM V.I. International Growth Fund - Series I                      445,602      19.49          8,684,785     11,645,160
Alger American Capital Appreciation Portfolio - Class O Shares      64,466      30.39          1,959,122      2,791,508
Alger American MidCap Growth Portfolio - Class O Shares            213,393       7.04          1,502,289      3,466,319
American Century VP Value Fund - Class I                         2,607,023       4.68         12,200,868     19,200,045
Credit Suisse Small Cap Core I Portfolio                           120,839      10.11          1,221,681      1,789,495
Dreyfus IP MidCap Stock Portfolio - Initial Shares                 356,410       7.85          2,797,816      5,581,582
Dreyfus VIF Developing Leaders Portfolio - Initial Shares          310,599      19.01          5,904,489     11,019,044
Dreyfus VIF International Value Portfolio - Initial Shares           4,715       8.79             41,447         44,951
Dreyfus VIF Quality Bond Portfolio - Initial Shares                756,280      10.11          7,645,995      8,454,630
Fidelity VIP Asset Manager Portfolio - Service Class 2             423,941      10.15          4,303,000      6,005,021
Fidelity VIP Contrafund Portfolio - Service Class 2              1,574,533      15.14         23,838,430     42,975,047
Fidelity VIP Equity-Income Portfolio - Service Class 2             969,663      13.00         12,605,617     22,549,588
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                8,891       7.69             68,374        101,412
Fidelity VIP Freedom 2025 Portfolio - Service Class 2               60,026       7.47            448,393        596,714
Fidelity VIP Freedom 2030 Portfolio - Service Class 2               43,031       7.11            305,948        485,775
Fidelity VIP Growth Portfolio - Service Class 2                    414,020      23.31          9,650,798     13,365,694
Fidelity VIP Mid Cap Portfolio - Service Class 2                   330,219      18.12          5,983,569     10,118,053
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2                                                          643,514      10.55          6,789,073     10,557,527
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2                                                     5,293      11.75             62,198         98,682
Franklin Templeton Franklin U.S. Government Fund - Class 2         415,159      12.99          5,392,918      5,193,274
Franklin Templeton Mutual Shares Securities Fund - Class 2         601,288      11.78          7,083,170     11,344,271
Franklin Templeton Templeton Foreign Securities Fund - Class 2     499,860      10.76          5,378,491      8,279,117
Goldman Sachs VIT Capital Growth Fund - Institutional Shares       534,980       7.40          3,958,855      5,116,219
Janus Aspen Forty Portfolio - Service Shares                         4,588      22.72            104,234        133,380
Janus Aspen International Growth Portfolio - Service Shares        338,638      26.01          8,807,973     15,758,950
Janus Aspen Mid Cap Growth Portfolio - Service Shares              144,085      20.70          2,982,555      4,037,386
Janus Aspen Worldwide Growth Portfolio - Service Shares            143,844      19.10          2,747,425      3,958,527
JPMorgan Insurance Trust Government Bond Portfolio - Class I         2,363      11.91             28,147         26,542
JPMorgan International Equity Portfolio                              3,087       7.93             24,483         26,463
JPMorgan Mid Cap Value Portfolio                                    89,817      18.92          1,699,338      2,500,894
JPMorgan Small Company Portfolio                                   215,550       9.84          2,121,011      3,385,389
MFS VIT Core Equity Series - Initial Class                         260,606      10.38          2,705,088      3,248,903
MFS VIT Growth Series - Initial Class                              522,597      15.62          8,162,971      8,715,581
MFS VIT New Discovery Series - Initial Class                       316,928       8.23          2,608,315      4,298,684
MFS VIT Research Series - Initial Class                            208,719      12.90          2,692,482      2,960,621
MFS VIT Total Return Series - Initial Class                         32,208      15.42            496,645        619,496
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I            251,515      16.14          4,059,452      5,927,436
Neuberger Berman AMT Partners Portfolio - Class I                    8,161       7.11             58,023        131,921
Neuberger Berman AMT Socially Responsive Portfolio - Class I           597       9.39              5,605          8,031
Oppenheimer Balanced Fund/VA - Non-Service Shares                  134,374       8.45          1,135,464      1,996,262
Oppenheimer Global Securities Fund/VA - Non-Service Shares         191,926      20.21          3,878,834      6,344,678
Oppenheimer High Income Fund/VA - Non-Service Shares                10,764       1.58             17,007         72,434

Divisions                                                       Level (a)
--------------------------------------------------------------- ---------
AIG Retirement Company I International Equities Fund                1
AIG Retirement Company I Mid Cap Index Fund                         1
AIG Retirement Company I Money Market I Fund                        1
AIG Retirement Company I Nasdaq-100 Index Fund                      1
AIG Retirement Company I Science & Technology Fund                  1
AIG Retirement Company I Small Cap Index Fund                       1
AIG Retirement Company I Stock Index Fund                           1
AIM V.I. Core Equity Fund - Series I                                1
AIM V.I. Global Real Estate Fund - Series I                         1
AIM V.I. International Growth Fund - Series I                       1
Alger American Capital Appreciation Portfolio - Class O Shares      1
Alger American MidCap Growth Portfolio - Class O Shares             1
American Century VP Value Fund - Class I                            1
Credit Suisse Small Cap Core I Portfolio                            1
Dreyfus IP MidCap Stock Portfolio - Initial Shares                  1
Dreyfus VIF Developing Leaders Portfolio - Initial Shares           1
Dreyfus VIF International Value Portfolio - Initial Shares          1
Dreyfus VIF Quality Bond Portfolio - Initial Shares                 1
Fidelity VIP Asset Manager Portfolio - Service Class 2              1
Fidelity VIP Contrafund Portfolio - Service Class 2                 1
Fidelity VIP Equity-Income Portfolio - Service Class 2              1
Fidelity VIP Freedom 2020 Portfolio - Service Class 2               1
Fidelity VIP Freedom 2025 Portfolio - Service Class 2               1
Fidelity VIP Freedom 2030 Portfolio - Service Class 2               1
Fidelity VIP Growth Portfolio - Service Class 2                     1
Fidelity VIP Mid Cap Portfolio - Service Class 2                    1
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2                                                           1
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2                                                    1
Franklin Templeton Franklin U.S. Government Fund - Class 2          1
Franklin Templeton Mutual Shares Securities Fund - Class 2          1
Franklin Templeton Templeton Foreign Securities Fund - Class 2      1
Goldman Sachs VIT Capital Growth Fund - Institutional Shares        1
Janus Aspen Forty Portfolio - Service Shares                        1
Janus Aspen International Growth Portfolio - Service Shares         1
Janus Aspen Mid Cap Growth Portfolio - Service Shares               1
Janus Aspen Worldwide Growth Portfolio - Service Shares             1
JPMorgan Insurance Trust Government Bond Portfolio - Class I        1
JPMorgan International Equity Portfolio                             1
JPMorgan Mid Cap Value Portfolio                                    1
JPMorgan Small Company Portfolio                                    1
MFS VIT Core Equity Series - Initial Class                          1
MFS VIT Growth Series - Initial Class                               1
MFS VIT New Discovery Series - Initial Class                        1
MFS VIT Research Series - Initial Class                             1
MFS VIT Total Return Series - Initial Class                         1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I             1
Neuberger Berman AMT Partners Portfolio - Class I                   1
Neuberger Berman AMT Socially Responsive Portfolio - Class I        1
Oppenheimer Balanced Fund/VA - Non-Service Shares                   1
Oppenheimer Global Securities Fund/VA - Non-Service Shares          1
Oppenheimer High Income Fund/VA - Non-Service Shares                1

                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS - CONTINUED

The following is a summary of fund shares owned as of December 31, 2008.

                                                                       Net Asset Value Value of Shares Cost of Shares
Divisions                                                     Shares      Per Share     at Fair Value       Held      Level (a)
------------------------------------------------------------ --------- --------------- --------------- -------------- ---------
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class                                         170,866     $ 7.00        $ 1,196,061    $ 2,122,916       1
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
  Class                                                          3,740      12.25             45,809         47,745       1
PIMCO VIT Real Return Portfolio - Administrative Class       1,155,727      11.26         13,013,492     14,474,386       1
PIMCO VIT Short-Term Portfolio - Administrative Class          538,317       9.62          5,178,612      5,396,337       1
PIMCO VIT Total Return Portfolio - Administrative Class      2,311,713      10.31         23,833,764     23,750,704       1
Pioneer Fund VCT Portfolio - Class I                           127,586      15.94          2,033,717      2,660,747       1
Pioneer Growth Opportunities VCT Portfolio - Class I           181,857      13.24          2,407,791      4,158,832       1
Pioneer Mid Cap Value VCT Portfolio - Class I                   27,778      11.72            325,554        466,194       1
Putnam VT Diversified Income Fund - Class IB                   788,582       5.68          4,479,144      6,652,933       1
Putnam VT Growth and Income Fund - Class IB                    765,589      11.47          8,781,311     16,708,195       1
Putnam VT International Growth and Income Fund - Class IB      707,238       7.14          5,049,683     10,053,005       1
Putnam VT Small Cap Value Fund - Class IB                       23,530       8.53            200,715        369,803       1
Putnam VT Vista Fund - Class IB                                 11,844       8.31             98,428        149,906       1
Putnam VT Voyager Fund - Class IB                               10,812      19.98            216,021        281,184       1
SunAmerica Aggressive Growth Portfolio - Class 1               145,640       5.82            847,954      1,293,190       1
SunAmerica Balanced Portfolio - Class 1                        100,694      10.92          1,099,118      1,410,552       1
UIF Capital Growth Portfolio - Class I Shares                  203,436      10.19          2,073,016      2,766,782       1
UIF High Yield Portfolio - Class I Shares                      156,162       9.06          1,414,825      1,987,904       1
Van Kampen LIT Capital Growth Portfolio - Class I                1,402      17.10             23,976         33,317       1
Van Kampen LIT Government Portfolio - Class I                   14,739       9.28            136,773        136,552       1
Van Kampen LIT Growth and Income Portfolio - Class I           592,135      13.74          8,135,937     11,810,772       1
Vanguard VIF High Yield Bond Portfolio                         761,226       5.91          4,498,848      6,153,464       1
Vanguard VIF REIT Index Portfolio                            1,181,920       7.65          9,041,686     18,150,212       1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in FAS 157 and described in Note B to the financial statements.

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIG Retirement Company I International Equities Fund
   AG Legacy Plus                                                      704           (305)          399
   AIG Income Advantage VUL                                          2,166           (356)        1,810
   AIG Protection Advantage VUL                                      1,697           (117)        1,580
   Corporate America (reduced surrender charge)                        284            (54)          230
   Platinum Investor I & II                                          4,290        (13,206)       (8,916)
   Platinum Investor I & II (first reduction in expense ratio)       8,933           (174)        8,759
   Platinum Investor III                                            16,816        (15,089)        1,727
   Platinum Investor IV                                              2,459         (1,473)          986
   Platinum Investor FlexDirector                                      242           (331)          (89)
   Platinum Investor PLUS                                            2,071         (1,322)          749
   Platinum Investor Survivor                                          933           (986)          (53)
   Platinum Investor Survivor II                                     1,101           (434)          667
   Platinum Investor VIP                                            14,339         (4,376)        9,963
AIG Retirement Company I Mid Cap Index Fund
   AG Legacy Plus                                                      818         (1,970)       (1,152)
   AIG Income Advantage VUL                                          1,757           (173)        1,584
   AIG Protection Advantage VUL                                      1,836            (57)        1,779
   Corporate America                                                    50           (207)         (157)
   Corporate America (reduced surrender charge)                      1,814         (4,960)       (3,146)
   Platinum Investor I & II                                         22,280        (89,802)      (67,522)
   Platinum Investor I & II (first reduction in expense ratio)      97,443         (1,669)       95,774
   Platinum Investor III                                            57,642        (70,642)      (13,000)
   Platinum Investor IV                                              8,622         (7,141)        1,481
   Platinum Investor FlexDirector                                       64           (161)          (97)
   Platinum Investor PLUS                                            4,678         (5,226)         (548)
   Platinum Investor Survivor                                        2,205        (10,542)       (8,337)
   Platinum Investor Survivor II                                     2,211        (15,236)      (13,025)
   Platinum Investor VIP                                            34,601        (27,642)        6,959
   Platinum Investor VIP (with GMWB rider)                              93            (37)           56
AIG Retirement Company I Money Market I Fund
   AG Legacy Plus                                                    2,022         (1,551)          471
   AIG Income Advantage Select                                       8,579         (6,203)        2,376
   AIG Income Advantage VUL                                        196,497       (177,115)       19,382
   AIG Income Advantage VUL (with GMWB rider)                        3,026         (3,026)           --
   AIG Protection Advantage VUL                                     87,505        (72,893)       14,612
   Corporate America (reduced surrender charge)                    272,850       (181,611)       91,239
   Platinum Investor I & II                                         54,968       (163,822)     (108,854)
   Platinum Investor I & II (first reduction in expense ratio)      92,219         (3,822)       88,397
   Platinum Investor III                                           118,945       (376,288)     (257,343)
   Platinum Investor IV                                             51,440        (17,743)       33,697
   Platinum Investor FlexDirector                                    8,739        (10,317)       (1,578)
   Platinum Investor PLUS                                           27,348        (23,639)        3,709
   Platinum Investor Survivor                                       20,111        (91,892)      (71,781)
   Platinum Investor Survivor II                                    50,176        (90,154)      (39,978)

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIG Retirement Company I Money Market I Fund - Continued
   Platinum Investor VIP                                           475,691       (367,438)     108,253
   Platinum Investor VIP (with GMWB rider)                             917           (194)         723
AIG Retirement Company I Nasdaq-100 Index Fund
   AIG Income Advantage VUL                                          4,623           (395)       4,228
   AIG Protection Advantage VUL                                          3             (2)           1
   Corporate America (reduced surrender charge)                        467             (7)         460
   Platinum Investor I & II                                         73,348        (11,116)      62,232
   Platinum Investor I & II (first reduction in expense ratio)      13,778           (646)      13,132
   Platinum Investor III                                            66,944        (82,195)     (15,251)
   Platinum Investor IV                                              2,231         (2,303)         (72)
   Platinum Investor FlexDirector                                      376            (25)         351
   Platinum Investor PLUS                                            2,828         (1,881)         947
   Platinum Investor Survivor                                        3,460         (2,497)         963
   Platinum Investor Survivor II                                     3,465         (2,785)         680
   Platinum Investor VIP                                             7,053         (1,662)       5,391
AIG Retirement Company I Science & Technology Fund
   AIG Income Advantage VUL                                            232            (48)         184
   AIG Protection Advantage VUL                                        393            (39)         354
   Platinum Investor I & II                                          3,061        (25,146)     (22,085)
   Platinum Investor I & II (first reduction in expense ratio)       5,406           (246)       5,160
   Platinum Investor III                                            25,703        (39,310)     (13,607)
   Platinum Investor IV                                              1,143         (1,114)          29
   Platinum Investor FlexDirector                                      411            (39)         372
   Platinum Investor PLUS                                            1,183         (1,071)         112
   Platinum Investor Survivor                                          923           (750)         173
   Platinum Investor Survivor II                                     1,105           (142)         963
   Platinum Investor VIP                                             4,846         (1,206)       3,640
AIG Retirement Company I Small Cap Index Fund
   AIG Income Advantage VUL                                          4,121           (322)       3,799
   AIG Protection Advantage VUL                                      1,626           (104)       1,522
   Corporate America (reduced surrender charge)                      7,442         (1,796)       5,646
   Platinum Investor I & II                                          6,276        (44,268)     (37,992)
   Platinum Investor I & II (first reduction in expense ratio)      42,557         (1,058)      41,499
   Platinum Investor III                                            28,223        (45,078)     (16,855)
   Platinum Investor IV                                              7,377        (11,391)      (4,014)
   Platinum Investor FlexDirector                                       54           (484)        (430)
   Platinum Investor PLUS                                            3,513         (3,396)         117
   Platinum Investor Survivor                                        1,707         (2,860)      (1,153)
   Platinum Investor Survivor II                                     2,527           (904)       1,623
   Platinum Investor VIP                                            35,160        (25,825)       9,335
AIG Retirement Company I Stock Index Fund
   AG Legacy Plus                                                    1,136         (4,672)      (3,536)
   AIG Income Advantage VUL                                         27,177         (3,520)      23,657

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIG Retirement Company I Stock Index Fund - Continued
   AIG Protection Advantage VUL                                      4,138           (160)        3,978
   Corporate America                                                    87           (371)         (284)
   Corporate America (reduced surrender charge)                      8,713        (10,719)       (2,006)
   Platinum Investor I & II                                         66,684       (266,322)     (199,638)
   Platinum Investor I & II (first reduction in expense ratio)     125,517         (3,554)      121,963
   Platinum Investor III                                           105,144       (276,193)     (171,049)
   Platinum Investor IV                                             10,340        (38,047)      (27,707)
   Platinum Investor FlexDirector                                       19         (2,035)       (2,016)
   Platinum Investor PLUS                                           11,083        (10,496)          587
   Platinum Investor Survivor                                       10,912        (27,094)      (16,182)
   Platinum Investor Survivor II                                    14,726         (3,044)       11,682
   Platinum Investor VIP                                            45,378        (22,210)       23,168
AIM V.I. Core Equity Fund - Series I
   Corporate America                                                    52           (232)         (180)
   Corporate America (reduced surrender charge)                      1,141           (140)        1,001
   Platinum Investor I & II                                         70,715       (181,878)     (111,163)
   Platinum Investor I & II (first reduction in expense ratio)      65,115         (3,107)       62,008
   Platinum Investor III                                            54,571        (92,983)      (38,412)
   Platinum Investor IV                                              4,419         (4,510)          (91)
   Platinum Investor FlexDirector                                        9           (475)         (466)
   Platinum Investor PLUS                                            4,343         (4,198)          145
   Platinum Investor Survivor                                        3,897         (5,763)       (1,866)
   Platinum Investor Survivor II                                     1,763         (1,381)          382
AIM V.I. Global Real Estate Fund - Series I
   AIG Income Advantage Select                                          18             (1)           17
   AIG Income Advantage VUL                                          2,347           (220)        2,127
   AIG Protection Advantage VUL                                         46             (3)           43
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                      841         (4,257)       (3,416)
   AIG Income Advantage Select                                          60             (1)           59
   AIG Income Advantage VUL                                          5,873           (957)        4,916
   AIG Protection Advantage VUL                                      2,838           (188)        2,650
   Corporate America                                                    36           (151)         (115)
   Corporate America (reduced surrender charge)                      8,514         (1,699)        6,815
   Platinum Investor I & II                                         22,543        (84,062)      (61,519)
   Platinum Investor I & II (first reduction in expense ratio)      36,605         (2,143)       34,462
   Platinum Investor III                                            44,205        (75,263)      (31,058)
   Platinum Investor IV                                             12,159         (7,768)        4,391
   Platinum Investor FlexDirector                                    1,335           (390)          945
   Platinum Investor PLUS                                            2,899         (3,332)         (433)
   Platinum Investor Survivor                                        3,117        (13,115)       (9,998)
   Platinum Investor Survivor II                                     6,406         (2,661)        3,745
   Platinum Investor VIP                                            37,356        (15,322)       22,034

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
AIM V.I. International Growth Fund - Series I - Continued
   Platinum Investor VIP (with GMWB rider)                              42            (41)           1
Alger American Capital Appreciation Portfolio - Class O Shares
   AIG Income Advantage VUL                                          4,943           (405)       4,538
   AIG Protection Advantage VUL                                      2,388           (225)       2,163
   Corporate America (reduced surrender charge)                        319            (55)         264
   Platinum Investor I & II                                            216        (20,996)     (20,780)
   Platinum Investor III                                             7,945        (26,925)     (18,980)
   Platinum Investor IV                                              3,950         (3,738)         212
   Platinum Investor FlexDirector                                      298            (37)         261
   Platinum Investor PLUS                                            2,645         (3,446)        (801)
   Platinum Investor Survivor                                          300            (31)         269
   Platinum Investor Survivor II                                     4,757         (1,698)       3,059
   Platinum Investor VIP                                            22,074         (8,023)      14,051
   Platinum Investor VIP (with GMWB rider)                             449           (119)         330
Alger American MidCap Growth Portfolio - Class O Shares
   AIG Income Advantage Select                                          30             (1)          29
   AIG Income Advantage VUL                                         12,012           (588)      11,424
   AIG Income Advantage VUL (with GMWB rider)                          682            (16)         666
   AIG Protection Advantage VUL                                      8,277           (210)       8,067
   Corporate America (reduced surrender charge)                      6,467         (1,526)       4,941
   Platinum Investor I & II                                             84           (871)        (787)
   Platinum Investor III                                            13,720        (15,934)      (2,214)
   Platinum Investor IV                                              5,800         (4,793)       1,007
   Platinum Investor FlexDirector                                    1,056         (3,748)      (2,692)
   Platinum Investor PLUS                                            2,495         (2,466)          29
   Platinum Investor Survivor                                        2,123           (624)       1,499
   Platinum Investor Survivor II                                     7,569         (1,446)       6,123
   Platinum Investor VIP                                            24,900         (6,426)      18,474
   Platinum Investor VIP (with GMWB rider)                              47             (4)          43
American Century VP Value Fund - Class I
   AG Legacy Plus                                                      833         (1,700)        (867)
   AIG Income Advantage Select                                          38             --           38
   AIG Income Advantage VUL                                          2,887           (540)       2,347
   AIG Protection Advantage VUL                                      1,047            (71)         976
   Corporate America (reduced surrender charge)                     19,237         (9,796)       9,441
   Platinum Investor I & II                                          8,179        (48,226)     (40,047)
   Platinum Investor I & II (first reduction in expense ratio)      41,405           (305)      41,100
   Platinum Investor III                                            72,527       (129,026)     (56,499)
   Platinum Investor IV                                             25,020        (16,888)       8,132
   Platinum Investor FlexDirector                                      642           (100)         542
   Platinum Investor PLUS                                           11,910        (11,897)          13
   Platinum Investor Survivor                                        2,955         (7,444)      (4,489)
   Platinum Investor Survivor II                                     7,805        (17,464)      (9,659)

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor VIP                                            69,092        (20,890)      48,202
   Platinum Investor VIP (with GMWB rider)                               1            (15)         (14)
Credit Suisse Small Cap Core I Portfolio
   AIG Income Advantage Select                                          10             --           10
   AIG Income Advantage VUL                                            427            (60)         367
   AIG Income Advantage VUL (with GMWB rider)                          355             (8)         347
   AIG Protection Advantage VUL                                      3,849            (46)       3,803
   Platinum Investor I & II                                            714         (7,554)      (6,840)
   Platinum Investor III                                            25,255        (36,518)     (11,263)
   Platinum Investor IV                                              3,087         (3,059)          28
   Platinum Investor FlexDirector                                    1,303         (4,184)      (2,881)
   Platinum Investor PLUS                                            3,023         (3,983)        (960)
   Platinum Investor Survivor                                        1,834           (170)       1,664
   Platinum Investor Survivor II                                     1,149           (294)         855
   Platinum Investor VIP                                             8,024         (4,214)       3,810
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                          5,031        (13,100)      (8,069)
   Platinum Investor I & II (first reduction in expense ratio)       4,267           (155)       4,112
   Platinum Investor III                                            35,476        (55,989)     (20,513)
   Platinum Investor IV                                              4,924         (3,620)       1,304
   Platinum Investor FlexDirector                                        2             (3)          (1)
   Platinum Investor PLUS                                            4,020         (4,953)        (933)
   Platinum Investor Survivor                                          717         (2,664)      (1,947)
   Platinum Investor Survivor II                                     1,416         (1,162)         254
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                    63           (261)        (198)
   Corporate America (reduced surrender charge)                         29           (833)        (804)
   Platinum Investor I & II                                         38,702        (72,161)     (33,459)
   Platinum Investor I & II (first reduction in expense ratio)      30,771         (1,381)      29,390
   Platinum Investor III                                            84,481       (110,535)     (26,054)
   Platinum Investor IV                                              7,056         (4,752)       2,304
   Platinum Investor FlexDirector                                      329            (19)         310
   Platinum Investor PLUS                                            9,047        (11,418)      (2,371)
   Platinum Investor Survivor                                        1,834         (9,826)      (7,992)
   Platinum Investor Survivor II                                       999        (13,599)     (12,600)
Dreyfus VIF International Value Portfolio - Initial Shares
   AIG Income Advantage Select                                       1,057            (21)       1,036
   AIG Income Advantage VUL                                          3,246           (284)       2,962
   AIG Income Advantage VUL (with GMWB rider)                          482            (10)         472
   AIG Protection Advantage VUL                                      1,542            (61)       1,481
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                    21           (108)         (87)
   Corporate America (reduced surrender charge)                      4,652           (643)       4,009

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------- ------------ -------------- ------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor I & II                                         10,416        (58,153)      (47,737)
   Platinum Investor I & II (first reduction in expense ratio)      12,857           (349)       12,508
   Platinum Investor III                                            44,017        (62,802)      (18,785)
   Platinum Investor IV                                             13,127         (3,046)       10,081
   Platinum Investor FlexDirector                                       61            (37)           24
   Platinum Investor PLUS                                            4,328         (6,502)       (2,174)
   Platinum Investor Survivor                                          871         (4,800)       (3,929)
   Platinum Investor Survivor II                                     3,237         (1,055)        2,182
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                      563         (2,239)       (1,676)
   AIG Income Advantage VUL                                            882           (274)          608
   AIG Protection Advantage VUL                                        306            (46)          260
   Platinum Investor I & II                                          1,641        (19,021)      (17,380)
   Platinum Investor I & II (first reduction in expense ratio)       9,127            (30)        9,097
   Platinum Investor III                                            39,650        (44,010)       (4,360)
   Platinum Investor IV                                              3,166         (2,434)          732
   Platinum Investor FlexDirector                                       57           (200)         (143)
   Platinum Investor PLUS                                            4,204         (4,842)         (638)
   Platinum Investor Survivor                                          769         (2,911)       (2,142)
   Platinum Investor Survivor II                                       813         (3,457)       (2,644)
   Platinum Investor VIP                                             8,291         (2,447)        5,844
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                    1,107         (2,917)       (1,810)
   AIG Income Advantage Select                                         542             (1)          541
   AIG Income Advantage VUL                                         22,956         (1,875)       21,081
   AIG Protection Advantage VUL                                      7,780           (337)        7,443
   Corporate America (reduced surrender charge)                     32,892         (2,874)       30,018
   Platinum Investor I & II                                         22,793       (154,403)     (131,610)
   Platinum Investor I & II (first reduction in expense ratio)      98,500         (2,561)       95,939
   Platinum Investor III                                           199,718       (183,426)       16,292
   Platinum Investor IV                                             40,482        (32,290)        8,192
   Platinum Investor FlexDirector                                      927         (3,869)       (2,942)
   Platinum Investor PLUS                                           18,287        (25,080)       (6,793)
   Platinum Investor Survivor                                       14,585        (11,175)        3,410
   Platinum Investor Survivor II                                    20,090         (3,569)       16,521
   Platinum Investor VIP                                           141,563        (49,774)       91,789
   Platinum Investor VIP (with GMWB rider)                             120            (64)           56
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                    1,847         (8,388)       (6,541)
   AIG Income Advantage Select                                          59             (1)           58
   AIG Income Advantage VUL                                         11,247         (1,729)        9,518
   AIG Protection Advantage VUL                                      3,947           (228)        3,719
   Corporate America (reduced surrender charge)                     18,976        (14,419)        4,557

                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 - Continued
   Platinum Investor I & II                                            18,134        (78,272)     (60,138)
   Platinum Investor I & II (first reduction in expense ratio)         49,732           (832)      48,900
   Platinum Investor III                                              128,032       (177,648)     (49,616)
   Platinum Investor IV                                                16,418        (12,744)       3,674
   Platinum Investor FlexDirector                                       8,471           (239)       8,232
   Platinum Investor PLUS                                              15,755        (14,551)       1,204
   Platinum Investor Survivor                                           6,279        (17,293)     (11,014)
   Platinum Investor Survivor II                                       21,741         (1,773)      19,968
   Platinum Investor VIP                                               53,656        (18,760)      34,896
   Platinum Investor VIP (with GMWB rider)                                 96            (34)          62
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AIG Income Advantage VUL                                             2,251           (716)       1,535
   AIG Protection Advantage VUL                                         1,124           (366)         758
   Platinum Investor I & II                                                --           (166)        (166)
   Platinum Investor III                                                1,572           (749)         823
   Platinum Investor IV                                                   128            (69)          59
   Platinum Investor FlexDirector                                         659            (55)         604
   Platinum Investor PLUS                                                   9             (2)           7
   Platinum Investor VIP                                                2,057           (762)       1,295
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AIG Income Advantage VUL                                             3,602         (1,234)       2,368
   AIG Protection Advantage VUL                                           256            (20)         236
   Corporate America (reduced surrender charge)                        51,201            (75)      51,126
   Platinum Investor III                                                1,089           (358)         731
   Platinum Investor IV                                                   142           (149)          (7)
   Platinum Investor PLUS                                                   9             (2)           7
   Platinum Investor VIP                                                3,581         (2,029)       1,552
   Platinum Investor VIP (with GMWB rider)                                 58             (7)          51
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AIG Income Advantage VUL                                             1,812           (463)       1,349
   AIG Protection Advantage VUL                                           961            (60)         901
   Platinum Investor III                                                2,629         (2,671)         (42)
   Platinum Investor IV                                                   428            (86)         342
   Platinum Investor PLUS                                                  53            (18)          35
   Platinum Investor Survivor II                                        1,900         (1,653)         247
   Platinum Investor VIP                                               17,331         (6,951)      10,380
   Platinum Investor VIP (with GMWB rider)                                115            (21)          94
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                         201         (2,770)      (2,569)
   AIG Income Advantage Select                                            837            (17)         820
   AIG Income Advantage VUL                                             7,416         (1,332)       6,084
   AIG Protection Advantage VUL                                         2,984           (197)       2,787
   Corporate America (reduced surrender charge)                        18,058        (14,989)       3,069

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                            Accumulation  Accumulation  Net Increase
Divisions                                                                   Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor I & II                                                    10,061        (26,169)     (16,108)
   Platinum Investor I & II (first reduction in expense ratio)                 14,134           (912)      13,222
   Platinum Investor III                                                      182,163       (214,896)     (32,733)
   Platinum Investor IV                                                        11,712        (12,225)        (513)
   Platinum Investor FlexDirector                                               2,459         (6,810)      (4,351)
   Platinum Investor PLUS                                                      16,282        (25,636)      (9,354)
   Platinum Investor Survivor                                                   6,715         (9,359)      (2,644)
   Platinum Investor Survivor II                                               29,362         (3,237)      26,125
   Platinum Investor VIP                                                       33,344        (10,444)      22,900
   Platinum Investor VIP (with GMWB rider)                                         --             (3)          (3)
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage Select                                                    773            (16)         757
   AIG Income Advantage VUL                                                     9,649         (1,387)       8,262
   AIG Protection Advantage VUL                                                 1,722           (245)       1,477
   Corporate America (reduced surrender charge)                                21,536         (6,134)      15,402
   Platinum Investor I & II                                                       107         (9,297)      (9,190)
   Platinum Investor III                                                       24,850        (39,129)     (14,279)
   Platinum Investor IV                                                        26,038        (21,407)       4,631
   Platinum Investor FlexDirector                                                 210           (527)        (317)
   Platinum Investor PLUS                                                       3,983         (3,398)         585
   Platinum Investor Survivor                                                     689         (2,609)      (1,920)
   Platinum Investor Survivor II                                                5,282         (2,116)       3,166
   Platinum Investor VIP                                                       91,864        (25,447)      66,417
   Platinum Investor VIP (with GMWB rider)                                         --             (3)          (3)
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AIG Income Advantage Select                                                     43             (1)          42
   AIG Income Advantage VUL                                                     5,906         (1,309)       4,597
   AIG Protection Advantage VUL                                                 2,327           (192)       2,135
   Corporate America (reduced surrender charge)                                12,620         (3,305)       9,315
   Platinum Investor I & II                                                        52         (4,530)      (4,478)
   Platinum Investor I & II (first reduction in expense ratio)                  1,780            (31)       1,749
   Platinum Investor III                                                      101,596        (30,729)      70,867
   Platinum Investor IV                                                        18,461        (17,734)         727
   Platinum Investor FlexDirector                                                 996           (381)         615
   Platinum Investor PLUS                                                       3,332         (3,523)        (191)
   Platinum Investor Survivor                                                   5,689         (1,121)       4,568
   Platinum Investor Survivor II                                               12,428         (1,150)      11,278
   Platinum Investor VIP                                                       57,028        (17,617)      39,411
   Platinum Investor VIP (with GMWB rider)                                         37            (14)          23
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                 650           (484)         166
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                10,444           (120)      10,324

                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
Franklin Templeton Franklin U.S. Government Fund - Class 2 - Continued
   Platinum Investor I & II                                                22,903        (9,508)       13,395
   Platinum Investor I & II (first reduction in expense ratio)              1,113            --         1,113
   Platinum Investor III                                                   34,713       (23,225)       11,488
   Platinum Investor IV                                                    30,190        (6,948)       23,242
   Platinum Investor FlexDirector                                           1,997          (182)        1,815
   Platinum Investor PLUS                                                   3,741        (5,329)       (1,588)
   Platinum Investor Survivor                                                 426          (214)          212
   Platinum Investor Survivor II                                            8,564        (3,882)        4,682
   Platinum Investor VIP                                                   39,901        (8,648)       31,253
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AIG Income Advantage VUL                                                 3,140          (457)        2,683
   AIG Protection Advantage VUL                                            10,706          (115)       10,591
   Corporate America (reduced surrender charge)                             3,022           (28)        2,994
   Platinum Investor I & II                                                 8,893       (54,647)      (45,754)
   Platinum Investor I & II (first reduction in expense ratio)              7,990          (130)        7,860
   Platinum Investor III                                                   33,914       (45,246)      (11,332)
   Platinum Investor IV                                                    14,534       (11,023)        3,511
   Platinum Investor FlexDirector                                           1,103          (274)          829
   Platinum Investor PLUS                                                   8,081        (6,805)        1,276
   Platinum Investor Survivor                                                 888        (2,915)       (2,027)
   Platinum Investor Survivor II                                            4,804        (1,045)        3,759
   Platinum Investor VIP                                                   31,482       (13,804)       17,678
   Platinum Investor VIP (with GMWB rider)                                     82          (136)          (54)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                             333        (1,135)         (802)
   Corporate America (reduced surrender charge)                             8,073        (4,137)        3,936
   Platinum Investor I & II                                                 4,485       (22,665)      (18,180)
   Platinum Investor I & II (first reduction in expense ratio)              7,421          (177)        7,244
   Platinum Investor III                                                   25,287       (34,395)       (9,108)
   Platinum Investor IV                                                     7,941        (8,429)         (488)
   Platinum Investor FlexDirector                                           5,133          (505)        4,628
   Platinum Investor PLUS                                                   4,684        (4,756)          (72)
   Platinum Investor Survivor                                                 874        (4,430)       (3,556)
   Platinum Investor Survivor II                                           13,060        (1,242)       11,818
   Platinum Investor VIP                                                   19,177        (8,099)       11,078
   Platinum Investor VIP (with GMWB rider)                                     (1)           (5)           (6)
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                    --          (175)         (175)
   Platinum Investor III                                                       --        (2,034)       (2,034)
   Platinum Investor PLUS                                                      --            (2)           (2)
   Platinum Investor Survivor                                                   1       (48,229)      (48,228)
   Platinum Investor Survivor II                                               --          (106)         (106)

                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Janus Aspen Forty Portfolio - Service Shares
   AIG Income Advantage Select                                          73            (1)           72
   AIG Income Advantage VUL                                         10,173          (670)        9,503
   AIG Income Advantage VUL (with GMWB rider)                          576           (13)          563
   AIG Protection Advantage VUL                                      8,548          (202)        8,346
Janus Aspen International Growth Portfolio - Service Shares
   AIG Income Advantage VUL                                         25,959        (2,451)       23,508
   AIG Protection Advantage VUL                                      6,782          (407)        6,375
   Corporate America (reduced surrender charge)                     10,220        (1,693)        8,527
   Platinum Investor I & II                                         13,605       (85,714)      (72,109)
   Platinum Investor I & II (first reduction in expense ratio)      35,745        (1,385)       34,360
   Platinum Investor III                                            42,646       (56,625)      (13,979)
   Platinum Investor IV                                              9,883        (6,541)        3,342
   Platinum Investor FlexDirector                                    1,596          (482)        1,114
   Platinum Investor PLUS                                            9,248        (3,087)        6,161
   Platinum Investor Survivor                                        3,234        (5,364)       (2,130)
   Platinum Investor Survivor II                                    11,308        (3,005)        8,303
   Platinum Investor VIP                                            61,474       (19,670)       41,804
   Platinum Investor VIP (with GMWB rider)                             767          (224)          543
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   AIG Income Advantage Select                                          25            --            25
   AIG Income Advantage VUL                                          4,728          (362)        4,366
   AIG Protection Advantage VUL                                      6,154          (123)        6,031
   Corporate America (reduced surrender charge)                      8,814          (935)        7,879
   Platinum Investor I & II                                         49,233        (8,929)       40,304
   Platinum Investor I & II (first reduction in expense ratio)       2,440          (265)        2,175
   Platinum Investor III                                            62,338       (51,480)       10,858
   Platinum Investor IV                                              2,354        (1,728)          626
   Platinum Investor FlexDirector                                       87           (45)           42
   Platinum Investor PLUS                                            2,696        (2,164)          532
   Platinum Investor Survivor                                          469        (2,214)       (1,745)
   Platinum Investor Survivor II                                     9,892        (1,828)        8,064
   Platinum Investor VIP                                            10,724        (2,907)        7,817
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                      3,884          (164)        3,720
   Platinum Investor I & II                                          3,298       (21,456)      (18,158)
   Platinum Investor I & II (first reduction in expense ratio)       7,113          (206)        6,907
   Platinum Investor III                                            59,143       (75,887)      (16,744)
   Platinum Investor IV                                              1,968        (1,474)          494
   Platinum Investor PLUS                                            2,968        (3,401)         (433)
   Platinum Investor Survivor                                        1,365       (10,857)       (9,492)
   Platinum Investor Survivor II                                       598       (17,336)      (16,738)
JPMorgan Insurance Trust Government Bond Portfolio - Class I
   AIG Income Advantage Select                                          37            --            37

                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                          Accumulation  Accumulation  Net Increase
Divisions                                                                 Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------- ------------ -------------- ------------
JPMorgan Insurance Trust Government Bond Portfolio - Class I - Continued
   AIG Income Advantage VUL                                                     813            (76)         737
   AIG Protection Advantage VUL                                               1,920           (112)       1,808
JPMorgan International Equity Portfolio
   AIG Income Advantage Select                                                   38             --           38
   AIG Income Advantage VUL                                                   1,251           (384)         867
   AIG Income Advantage VUL (with GMWB rider)                                   591            (13)         578
   AIG Protection Advantage VUL                                               2,656            (95)       2,561
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                      --           (220)        (220)
   Platinum Investor III                                                         --        (29,248)     (29,248)
   Platinum Investor IV                                                           1         (2,114)      (2,113)
   Platinum Investor PLUS                                                        --         (1,370)      (1,370)
   Platinum Investor Survivor                                                    --         (8,983)      (8,983)
   Platinum Investor Survivor II                                                 --           (263)        (263)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                                   5,026        (10,368)      (5,342)
   Platinum Investor I & II (first reduction in expense ratio)                2,616            (33)       2,583
   Platinum Investor III                                                     16,518        (17,686)      (1,168)
   Platinum Investor IV                                                       5,914         (3,431)       2,483
   Platinum Investor FlexDirector                                               167            (85)          82
   Platinum Investor PLUS                                                     2,135         (2,469)        (334)
   Platinum Investor Survivor                                                   157         (1,931)      (1,774)
   Platinum Investor Survivor II                                              3,108           (781)       2,327
   Platinum Investor VIP                                                     32,939         (9,927)      23,012
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                  --           (331)        (331)
   Platinum Investor I & II                                                   2,816        (15,326)     (12,510)
   Platinum Investor I & II (first reduction in expense ratio)                4,655           (504)       4,151
   Platinum Investor III                                                     63,615        (94,312)     (30,697)
   Platinum Investor IV                                                       2,209         (1,813)         396
   Platinum Investor FlexDirector                                                10           (374)        (364)
   Platinum Investor PLUS                                                     5,069         (6,137)      (1,068)
   Platinum Investor Survivor                                                 2,502         (3,323)        (821)
   Platinum Investor Survivor II                                                708           (264)         444
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                               238           (590)        (352)
   Corporate America (reduced surrender charge)                                 635         (3,978)      (3,343)
   Platinum Investor I & II                                                  54,602       (124,304)     (69,702)
   Platinum Investor I & II (first reduction in expense ratio)               41,668         (1,859)      39,809
   Platinum Investor III                                                     94,811       (108,436)     (13,625)
   Platinum Investor IV                                                       2,182         (2,041)         141
   Platinum Investor FlexDirector                                            11,792           (164)      11,628
   Platinum Investor PLUS                                                     5,612         (7,728)      (2,116)
   Platinum Investor Survivor                                                 9,176        (20,801)     (11,625)

                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
MFS VIT Growth Series - Initial Class - Continued
   Platinum Investor Survivor II                                       326           (347)         (21)
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                    1,430         (1,316)         114
   AIG Income Advantage Select                                          24             --           24
   AIG Income Advantage VUL                                          1,664           (153)       1,511
   AIG Protection Advantage VUL                                      4,560            (26)       4,534
   Corporate America (reduced surrender charge)                        962           (190)         772
   Platinum Investor I & II                                          1,861         (9,119)      (7,258)
   Platinum Investor I & II (first reduction in expense ratio)       6,223            (61)       6,162
   Platinum Investor III                                            52,180        (51,032)       1,148
   Platinum Investor IV                                              3,271         (1,694)       1,577
   Platinum Investor FlexDirector                                        4            (16)         (12)
   Platinum Investor PLUS                                            3,789         (3,951)        (162)
   Platinum Investor Survivor                                          599         (3,209)      (2,610)
   Platinum Investor Survivor II                                     8,327           (183)       8,144
   Platinum Investor VIP                                             8,148         (3,005)       5,143
   Platinum Investor VIP (with GMWB rider)                              --            (33)         (33)
MFS VIT Research Series - Initial Class
   AIG Income Advantage Select                                          39             --           39
   AIG Income Advantage VUL                                          1,305           (114)       1,191
   AIG Protection Advantage VUL                                        891            (38)         853
   Corporate America (reduced surrender charge)                        984           (281)         703
   Platinum Investor I & II                                         21,122         (3,863)      17,259
   Platinum Investor III                                           155,268        (29,787)     125,481
   Platinum Investor IV                                              1,139         (2,285)      (1,146)
   Platinum Investor FlexDirector                                        2           (216)        (214)
   Platinum Investor PLUS                                            1,584         (1,919)        (335)
   Platinum Investor Survivor                                       11,347         (1,206)      10,141
   Platinum Investor Survivor II                                       271            (82)         189
   Platinum Investor VIP                                             6,315         (2,171)       4,144
   Platinum Investor VIP (with GMWB rider)                              --             (3)          (3)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                    1,335        (13,662)     (12,327)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AIG Income Advantage Select                                           9             --            9
   AIG Income Advantage VUL                                          4,941           (296)       4,645
   AIG Protection Advantage VUL                                      3,301           (544)       2,757
   Corporate America (reduced surrender charge)                      2,578         (1,711)         867
   Platinum Investor I & II                                          4,638        (27,046)     (22,408)
   Platinum Investor I & II (first reduction in expense ratio)       7,264            (54)       7,210
   Platinum Investor III                                            50,473       (130,457)     (79,984)
   Platinum Investor IV                                              3,787         (2,679)       1,108
   Platinum Investor FlexDirector                                      315            (23)         292

                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------ ------------ -------------- ------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I - Continued
   Platinum Investor PLUS                                                    4,293        (6,921)       (2,628)
   Platinum Investor Survivor                                                1,565       (13,031)      (11,466)
   Platinum Investor Survivor II                                             6,252        (2,476)        3,776
   Platinum Investor VIP                                                    16,878        (5,571)       11,307
   Platinum Investor VIP (with GMWB rider)                                      41            (3)           38
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                            1,217          (378)          839
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AIG Income Advantage VUL                                                    120           (95)           25
   AIG Protection Advantage VUL                                                  5            (2)            3
   Corporate America (reduced surrender charge)                                912           (11)          901
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                                    600           (79)          521
   AIG Protection Advantage VUL                                              1,824           (24)        1,800
   Platinum Investor I & II                                                  4,406          (357)        4,049
   Platinum Investor III                                                     9,131        (8,764)          367
   Platinum Investor IV                                                     10,369        (7,171)        3,198
   Platinum Investor FlexDirector                                            1,097          (709)          388
   Platinum Investor PLUS                                                    3,024          (974)        2,050
   Platinum Investor Survivor                                                  184           (68)          116
   Platinum Investor Survivor II                                             2,092          (726)        1,366
   Platinum Investor VIP                                                    15,623        (6,699)        8,924
   Platinum Investor VIP (with GMWB rider)                                      68           (28)           40
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage Select                                                  69            (1)           68
   AIG Income Advantage VUL                                                  5,595        (1,201)        4,394
   AIG Protection Advantage VUL                                              2,588           (35)        2,553
   Corporate America (reduced surrender charge)                              6,597          (580)        6,017
   Platinum Investor I & II                                                     30       (13,353)      (13,323)
   Platinum Investor III                                                    17,853       (20,515)       (2,662)
   Platinum Investor IV                                                     12,876       (15,320)       (2,444)
   Platinum Investor FlexDirector                                               98           (71)           27
   Platinum Investor PLUS                                                    3,201        (2,732)          469
   Platinum Investor Survivor                                                1,043          (398)          645
   Platinum Investor Survivor II                                             3,038          (846)        2,192
   Platinum Investor VIP                                                    43,716       (17,858)       25,858
   Platinum Investor VIP (with GMWB rider)                                      94           (39)           55
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                              107        (1,758)       (1,651)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AIG Income Advantage Select                                                  55            (1)           54
   AIG Income Advantage VUL                                                  2,210          (353)        1,857
   AIG Income Advantage VUL (with GMWB rider)                                  202            (5)          197

                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                                     Accumulation  Accumulation  Net Increase
Divisions                                                                            Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------------------ ------------ -------------- ------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class - Continued
   AIG Protection Advantage VUL                                                          2,141          (114)        2,027
   Corporate America (reduced surrender charge)                                          9,649          (977)        8,672
   Platinum Investor I & II                                                              1,369          (242)        1,127
   Platinum Investor III                                                                 9,140       (16,715)       (7,575)
   Platinum Investor IV                                                                  6,488          (871)        5,617
   Platinum Investor FlexDirector                                                        4,793           (63)        4,730
   Platinum Investor PLUS                                                                1,302          (203)        1,099
   Platinum Investor Survivor II                                                         7,239        (1,260)        5,979
   Platinum Investor VIP                                                                13,787        (3,630)       10,157
   Platinum Investor VIP (with GMWB rider)                                                  --            (2)           (2)
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AIG Income Advantage Select                                                              14            --            14
   AIG Income Advantage VUL                                                              4,345          (217)        4,128
   AIG Protection Advantage VUL                                                            464           (26)          438
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                                          408        (3,550)       (3,142)
   AIG Income Advantage Select                                                             963           (21)          942
   AIG Income Advantage VUL                                                              1,546          (266)        1,280
   AIG Protection Advantage VUL                                                            918           (56)          862
   Corporate America (reduced surrender charge)                                         28,584        (4,139)       24,445
   Platinum Investor I & II                                                              5,103       (39,457)      (34,354)
   Platinum Investor I & II (first reduction in expense ratio)                          25,047          (708)       24,339
   Platinum Investor III                                                                56,659       (92,682)      (36,023)
   Platinum Investor IV                                                                 30,859       (13,671)       17,188
   Platinum Investor FlexDirector                                                          192          (255)          (63)
   Platinum Investor PLUS                                                               10,384        (6,785)        3,599
   Platinum Investor Survivor                                                            1,136        (6,919)       (5,783)
   Platinum Investor Survivor II                                                        13,428        (3,005)       10,423
   Platinum Investor VIP                                                                61,964       (11,356)       50,608
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage Select                                                             736           (15)          721
   AIG Income Advantage VUL                                                              2,932          (398)        2,534
   AIG Income Advantage VUL (with GMWB rider)                                              302            (6)          296
   AIG Protection Advantage VUL                                                          1,215           (56)        1,159
   Corporate America (reduced surrender charge)                                          7,631        (5,330)        2,301
   Platinum Investor I & II                                                              1,663       (35,360)      (33,697)
   Platinum Investor I & II (first reduction in expense ratio)                           6,892           (62)        6,830
   Platinum Investor III                                                                29,685       (35,309)       (5,624)
   Platinum Investor IV                                                                  9,084        (7,640)        1,444
   Platinum Investor FlexDirector                                                        1,229        (4,826)       (3,597)
   Platinum Investor PLUS                                                                3,795        (4,104)         (309)
   Platinum Investor Survivor                                                              785        (1,719)         (934)
   Platinum Investor Survivor II                                                         2,745       (12,468)       (9,723)

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------ ------------ -------------- ------------
PIMCO VIT Short-Term Portfolio - Administrative Class - Continued
   Platinum Investor VIP                                              12,882         (6,128)        6,754
   Platinum Investor VIP (with GMWB rider)                                --             (3)           (3)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                      1,605         (1,694)          (89)
   AIG Income Advantage Select                                           728            (15)          713
   AIG Income Advantage VUL                                            6,536           (869)        5,667
   AIG Income Advantage VUL (with GMWB rider)                            331             (6)          325
   AIG Protection Advantage VUL                                       10,158         (1,250)        8,908
   Corporate America (reduced surrender charge)                       31,564         (5,678)       25,886
   Platinum Investor I & II                                           10,691       (118,971)     (108,280)
   Platinum Investor I & II (first reduction in expense ratio)        18,236           (203)       18,033
   Platinum Investor III                                              79,575       (283,057)     (203,482)
   Platinum Investor IV                                               27,019        (26,943)           76
   Platinum Investor FlexDirector                                      1,946           (991)          955
   Platinum Investor PLUS                                             15,591        (10,489)        5,102
   Platinum Investor Survivor                                          4,008         (8,969)       (4,961)
   Platinum Investor Survivor II                                       8,895         (8,034)          861
   Platinum Investor VIP                                              70,331        (19,760)       50,571
   Platinum Investor VIP (with GMWB rider)                                34            (49)          (15)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                           12,060        (44,898)      (32,838)
   Platinum Investor I & II (first reduction in expense ratio)        33,386           (870)       32,516
   Platinum Investor III                                               5,889         (9,102)       (3,213)
   Platinum Investor PLUS                                                127           (198)          (71)
   Platinum Investor Survivor                                            441         (1,966)       (1,525)
   Platinum Investor Survivor II                                           1             (8)           (7)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                      43           (179)         (136)
   Platinum Investor I & II                                           19,908       (102,263)      (82,355)
   Platinum Investor I & II (first reduction in expense ratio)        59,191         (2,299)       56,892
   Platinum Investor III                                              21,991        (29,446)       (7,455)
   Platinum Investor PLUS                                              1,560           (746)          814
   Platinum Investor Survivor                                          1,423         (4,168)       (2,745)
   Platinum Investor Survivor II                                          (1)       (19,246)      (19,247)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AIG Income Advantage Select                                            31             --            31
   AIG Income Advantage VUL                                            1,675           (129)        1,546
   AIG Protection Advantage VUL                                          811            (11)          800
   Platinum Investor I & II                                              622           (247)          375
   Platinum Investor III                                               1,704           (813)          891
   Platinum Investor IV                                                  244           (242)            2
   Platinum Investor FlexDirector                                      6,076           (145)        5,931
   Platinum Investor PLUS                                              1,130           (200)          930

                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor Survivor II                                       975           (562)         413
   Platinum Investor VIP                                            15,111         (2,846)      12,265
   Platinum Investor VIP (with GMWB rider)                             479           (112)         367
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                      429         (1,839)      (1,410)
   AIG Income Advantage VUL                                          2,229            (80)       2,149
   AIG Protection Advantage VUL                                        906            (51)         855
   Corporate America                                                 7,211        (34,401)     (27,190)
   Corporate America (reduced surrender charge)                      5,917         (5,853)          64
   Platinum Investor I & II                                          3,538        (73,960)     (70,422)
   Platinum Investor I & II (first reduction in expense ratio)      28,537         (1,035)      27,502
   Platinum Investor III                                            11,741        (21,239)      (9,498)
   Platinum Investor IV                                              4,021         (2,759)       1,262
   Platinum Investor FlexDirector                                        4           (140)        (136)
   Platinum Investor PLUS                                            1,692         (2,620)        (928)
   Platinum Investor Survivor                                          417           (605)        (188)
   Platinum Investor Survivor II                                     1,148           (354)         794
   Platinum Investor VIP                                            15,326         (5,378)       9,948
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                 9,807        (41,647)     (31,840)
   Corporate America (reduced surrender charge)                      5,200         (9,195)      (3,995)
   Platinum Investor I & II                                         29,395       (106,017)     (76,622)
   Platinum Investor I & II (first reduction in expense ratio)      45,464         (2,662)      42,802
   Platinum Investor III                                           105,036       (128,627)     (23,591)
   Platinum Investor IV                                             14,266        (10,296)       3,970
   Platinum Investor FlexDirector                                    2,016         (6,980)      (4,964)
   Platinum Investor PLUS                                            8,155         (8,907)        (752)
   Platinum Investor Survivor                                        1,881         (9,711)      (7,830)
   Platinum Investor Survivor II                                     3,555           (499)       3,056
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                      5,025         (2,719)       2,306
   Platinum Investor I & II                                         17,839        (70,232)     (52,393)
   Platinum Investor I & II (first reduction in expense ratio)      69,243         (2,566)      66,677
   Platinum Investor III                                            28,496        (62,635)     (34,139)
   Platinum Investor IV                                              9,031        (11,459)      (2,428)
   Platinum Investor FlexDirector                                       75           (200)        (125)
   Platinum Investor PLUS                                            3,136         (3,233)         (97)
   Platinum Investor Survivor                                          913         (5,450)      (4,537)
   Platinum Investor Survivor II                                     1,312         (1,700)        (388)
   Platinum Investor VIP                                            50,322        (14,166)      36,156
   Platinum Investor VIP (with GMWB rider)                              90            (22)          68
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                      477         (2,187)      (1,710)

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Putnam VT Small Cap Value Fund - Class IB - Continued
   AIG Income Advantage VUL                                          4,052          (244)        3,808
   AIG Protection Advantage VUL                                          0            --             0
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                    1,003          (687)          316
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                    1,528        (8,465)       (6,937)
SunAmerica Aggressive Growth Portfolio - Class 1
   AIG Income Advantage VUL                                            700           (71)          629
   AIG Protection Advantage VUL                                        227            --           227
   Platinum Investor I & II                                         39,943        (1,263)       38,680
   Platinum Investor I & II (first reduction in expense ratio)         279            --           279
   Platinum Investor III                                            18,406        (9,642)        8,764
   Platinum Investor IV                                              3,950        (2,653)        1,297
   Platinum Investor FlexDirector                                      118           (59)           59
   Platinum Investor PLUS                                            2,073        (2,326)         (253)
   Platinum Investor Survivor                                           --          (188)         (188)
   Platinum Investor Survivor II                                       341        (5,715)       (5,374)
   Platinum Investor VIP                                            11,304        (3,354)        7,950
SunAmerica Balanced Portfolio - Class 1
   AIG Income Advantage VUL                                            442           (19)          423
   AIG Protection Advantage VUL                                        107           (17)           90
   Platinum Investor I & II                                          2,857          (414)        2,443
   Platinum Investor III                                            16,287       (13,869)        2,418
   Platinum Investor IV                                                526        (3,212)       (2,686)
   Platinum Investor FlexDirector                                       39            (6)           33
   Platinum Investor PLUS                                            4,233        (4,851)         (618)
   Platinum Investor Survivor                                           --           (64)          (64)
   Platinum Investor Survivor II                                     1,659          (465)        1,194
   Platinum Investor VIP                                             4,612        (2,316)        2,296
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                         22,703       (60,229)      (37,526)
   Platinum Investor I & II (first reduction in expense ratio)      29,698          (971)       28,727
   Platinum Investor III                                            13,225       (13,635)         (410)
   Platinum Investor IV                                              1,126        (1,675)         (549)
   Platinum Investor PLUS                                              712          (867)         (155)
   Platinum Investor Survivor                                        3,056        (2,754)          302
   Platinum Investor Survivor II                                        --            (2)           (2)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                          6,548       (17,874)      (11,326)
   Platinum Investor I & II (first reduction in expense ratio)       8,106          (160)        7,946
   Platinum Investor III                                             3,151        (7,142)       (3,991)
   Platinum Investor IV                                                997          (442)          555
   Platinum Investor FlexDirector                                      249        (1,967)       (1,718)

                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
UIF High Yield Portfolio - Class I Shares - Continued
   Platinum Investor PLUS                                              608          (579)           29
   Platinum Investor Survivor                                          225          (162)           63
   Platinum Investor Survivor II                                     4,839        (1,184)        3,655
Van Kampen LIT Capital Growth Portfolio - Class I
   AG Legacy Plus                                                      243          (993)         (750)
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                    1,480          (944)          536
Van Kampen LIT Growth and Income Portfolio - Class I
   AIG Income Advantage Select                                          65            (1)           64
   AIG Income Advantage VUL                                         10,212          (878)        9,334
   AIG Income Advantage VUL (with GMWB rider)                          647           (13)          634
   AIG Protection Advantage VUL                                      5,522          (153)        5,369
   Corporate America (reduced surrender charge)                      6,910          (103)        6,807
   Platinum Investor I & II                                          7,647       (49,802)      (42,155)
   Platinum Investor I & II (first reduction in expense ratio)      37,242          (482)       36,760
   Platinum Investor III                                            41,080       (88,354)      (47,274)
   Platinum Investor IV                                             17,193       (15,197)        1,996
   Platinum Investor FlexDirector                                      539           (49)          490
   Platinum Investor PLUS                                            4,744        (4,747)           (3)
   Platinum Investor Survivor                                        4,956        (1,724)        3,232
   Platinum Investor Survivor II                                     4,367        (1,540)        2,827
   Platinum Investor VIP                                            26,472       (11,477)       14,995
   Platinum Investor VIP (with GMWB rider)                               1           (11)          (10)
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage Select                                          23            --            23
   AIG Income Advantage VUL                                         11,552          (438)       11,114
   AIG Protection Advantage VUL                                        873           (49)          824
   Corporate America (reduced surrender charge)                      3,698        (2,142)        1,556
   Platinum Investor I & II                                          1,789       (13,030)      (11,241)
   Platinum Investor I & II (first reduction in expense ratio)       9,885        (1,094)        8,791
   Platinum Investor III                                            33,238       (55,360)      (22,122)
   Platinum Investor IV                                             10,610        (8,565)        2,045
   Platinum Investor FlexDirector                                      363           (84)          279
   Platinum Investor PLUS                                            5,696        (5,733)          (37)
   Platinum Investor Survivor                                        1,660        (5,612)       (3,952)
   Platinum Investor Survivor II                                     6,513        (1,813)        4,700
   Platinum Investor VIP                                            16,757        (8,534)        8,223
   Platinum Investor VIP (with GMWB rider)                              --            (1)           (1)
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage Select                                          35            --            35
   AIG Income Advantage VUL                                          6,745        (1,241)        5,504
   AIG Income Advantage VUL (with GMWB rider)                          266            (7)          259
   AIG Protection Advantage VUL                                      4,646          (133)        4,513

                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------  ------------ -------------- ------------
Vanguard VIF REIT Index Portfolio - Continued
   Corporate America (reduced surrender charge)                      8,233        (1,278)        6,955
   Platinum Investor I & II                                          5,648       (25,211)      (19,563)
   Platinum Investor I & II (first reduction in expense ratio)      27,478          (952)       26,526
   Platinum Investor III                                            44,225       (61,716)      (17,491)
   Platinum Investor IV                                             22,254       (22,934)         (680)
   Platinum Investor FlexDirector                                    1,000        (2,124)       (1,124)
   Platinum Investor PLUS                                            8,094       (10,872)       (2,778)
   Platinum Investor Survivor                                          468        (4,473)       (4,005)
   Platinum Investor Survivor II                                     2,149        (2,852)         (703)
   Platinum Investor VIP                                            62,168       (23,860)       38,308
   Platinum Investor VIP (with GMWB rider)                             183          (256)          (73)

                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                            Accumulation  Accumulation  Net Increase
Divisions                                                   Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------- ------------ -------------- ------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                               72           (174)         (102)
   Corporate America (reduced surrender charge)                    34            (32)            2
   Platinum Investor I & II                                    69,727       (179,276)     (109,549)
   Platinum Investor III                                       56,745        (65,278)       (8,533)
   Platinum Investor IV                                         5,446         (2,762)        2,684
   Platinum Investor FlexDirector                                  61            (19)           42
   Platinum Investor PLUS                                       4,147         (3,467)          680
   Platinum Investor Survivor                                   4,096        (20,207)      (16,111)
   Platinum Investor Survivor II                                1,549           (334)        1,215
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                               3,265         (2,589)          676
   Corporate America                                               25           (106)          (81)
   Corporate America (reduced surrender charge)                 8,755           (389)        8,366
   Platinum Investor I & II                                    44,399        (38,885)        5,514
   Platinum Investor III                                       64,296        (30,270)       34,026
   Platinum Investor IV                                        10,727         (6,512)        4,215
   Platinum Investor FlexDirector                               1,328           (258)        1,070
   Platinum Investor PLUS                                       3,299         (2,225)        1,074
   Platinum Investor Survivor                                   6,179         (3,645)        2,534
   Platinum Investor Survivor II                               22,425         (1,143)       21,282
   Platinum Investor VIP                                       39,670         (7,066)       32,604
   Platinum Investor VIP (with GMWB rider)                         46            (33)           13
Alger American Leveraged AllCap Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                 1,255             (3)        1,252
   Platinum Investor I & II                                    11,570         (1,200)       10,370
   Platinum Investor III                                       12,252         (5,409)        6,843
   Platinum Investor IV                                         4,481         (2,021)        2,460
   Platinum Investor FlexDirector                                 171            (16)          155
   Platinum Investor PLUS                                       4,270         (1,374)        2,896
   Platinum Investor Survivor                                      97            (31)           66
   Platinum Investor Survivor II                               15,147           (553)       14,594
   Platinum Investor VIP                                       20,201         (3,204)       16,997
   Platinum Investor VIP (with GMWB rider)                        641            (60)          581
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                 8,003           (954)        7,049
   Platinum Investor I & II                                        89           (352)         (263)
   Platinum Investor III                                       10,022         (7,218)        2,804
   Platinum Investor IV                                         5,866         (2,742)        3,124
   Platinum Investor FlexDirector                                 228           (697)         (469)
   Platinum Investor PLUS                                       2,549         (1,490)        1,059
   Platinum Investor Survivor                                     119           (975)         (856)
   Platinum Investor Survivor II                                9,872           (414)        9,458
   Platinum Investor VIP                                        9,519         (2,080)        7,439
American Century VP Value Fund - Class I
   AG Legacy Plus                                                 652         (2,677)       (2,025)
   AIG Income Advantage VUL                                        79            (10)           69
   Corporate America                                               --         (1,247)       (1,247)
   Corporate America (reduced surrender charge)                15,905         (1,352)       14,553
   Platinum Investor I & II                                    11,997        (20,842)       (8,845)
   Platinum Investor III                                       71,623        (62,148)        9,475

                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor IV                                       25,061       (12,674)       12,387
   Platinum Investor FlexDirector                                 79          (593)         (514)
   Platinum Investor PLUS                                     11,283        (8,934)        2,349
   Platinum Investor Survivor                                  1,958        (2,695)         (737)
   Platinum Investor Survivor II                               7,866        (3,750)        4,116
   Platinum Investor VIP                                      64,980       (11,215)       53,765
   Platinum Investor VIP (with GMWB rider)                        20          (149)         (129)
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                      974        (7,572)       (6,598)
   Platinum Investor III                                      32,298       (23,848)        8,450
   Platinum Investor IV                                        3,170        (2,129)        1,041
   Platinum Investor FlexDirector                                833          (649)          184
   Platinum Investor PLUS                                      3,019        (1,981)        1,038
   Platinum Investor Survivor                                    297          (121)          176
   Platinum Investor Survivor II                                 530          (528)            2
   Platinum Investor VIP                                      14,833        (2,256)       12,577
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                    4,769        (9,446)       (4,677)
   Platinum Investor III                                      34,187       (41,765)       (7,578)
   Platinum Investor IV                                        4,721        (2,833)        1,888
   Platinum Investor FlexDirector                                  3            (2)            1
   Platinum Investor PLUS                                      4,015        (5,344)       (1,329)
   Platinum Investor Survivor                                    710          (937)         (227)
   Platinum Investor Survivor II                               1,808          (800)        1,008
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                              42        (1,100)       (1,058)
   Corporate America (reduced surrender charge)                  717        (1,447)         (730)
   Platinum Investor I & II                                   30,488       (58,290)      (27,802)
   Platinum Investor III                                      78,441       (77,508)          933
   Platinum Investor IV                                        8,869        (3,839)        5,030
   Platinum Investor FlexDirector                                 --            --            --
   Platinum Investor PLUS                                      8,445        (6,917)        1,528
   Platinum Investor Survivor                                  2,600        (6,463)       (3,863)
   Platinum Investor Survivor II                              14,316          (332)       13,984
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                              22           (93)          (71)
   Corporate America (reduced surrender charge)                4,763        (6,023)       (1,260)
   Platinum Investor I & II                                   11,424       (29,396)      (17,972)
   Platinum Investor III                                      53,034       (47,590)        5,444
   Platinum Investor IV                                        7,381        (3,747)        3,634
   Platinum Investor FlexDirector                                 62           (31)           31
   Platinum Investor PLUS                                      5,986        (5,252)          734
   Platinum Investor Survivor                                  1,424        (1,247)          177
   Platinum Investor Survivor II                               1,220        (2,514)       (1,294)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                476          (770)         (294)
   Platinum Investor I & II                                    9,622       (37,914)      (28,292)
   Platinum Investor III                                      40,571       (39,484)        1,087
   Platinum Investor IV                                        5,212        (3,120)        2,092
   Platinum Investor FlexDirector                                160           (41)          119

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Asset Manager Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                               5,245         (3,920)       1,325
   Platinum Investor Survivor                                           1,180         (2,039)        (859)
   Platinum Investor Survivor II                                        3,569         (3,348)         221
   Platinum Investor VIP                                               13,110         (1,865)      11,245
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                         766         (6,837)      (6,071)
   AIG Income Advantage VUL                                                60             (8)          52
   Corporate America                                                       --         (1,580)      (1,580)
   Corporate America (reduced surrender charge)                        20,491         (1,407)      19,084
   Platinum Investor I & II                                            54,079        (35,060)      19,019
   Platinum Investor III                                              178,134       (167,093)      11,041
   Platinum Investor IV                                                45,484        (18,172)      27,312
   Platinum Investor FlexDirector                                       1,186           (451)         735
   Platinum Investor PLUS                                              18,679        (14,312)       4,367
   Platinum Investor Survivor                                           6,199        (17,425)     (11,226)
   Platinum Investor Survivor II                                       48,283         (2,041)      46,242
   Platinum Investor VIP                                              125,574        (20,045)     105,529
   Platinum Investor VIP (with GMWB rider)                                 43           (110)         (67)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                       1,112         (5,401)      (4,289)
   Corporate America                                                       --         (4,106)      (4,106)
   Corporate America (reduced surrender charge)                        23,375           (952)      22,423
   Platinum Investor I & II                                            20,933        (25,888)      (4,955)
   Platinum Investor III                                              114,197       (115,510)      (1,313)
   Platinum Investor IV                                                14,920         (9,803)       5,117
   Platinum Investor FlexDirector                                         273           (122)         151
   Platinum Investor PLUS                                              13,999        (12,129)       1,870
   Platinum Investor Survivor                                          12,378         (4,989)       7,389
   Platinum Investor Survivor II                                       19,777         (1,234)      18,543
   Platinum Investor VIP                                               59,664         (7,801)      51,863
   Platinum Investor VIP (with GMWB rider)                                 58            (92)         (34)
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor I & II                                               166             --          166
   Platinum Investor III                                                2,202           (521)       1,681
   Platinum Investor IV                                                   177            (60)         117
   Platinum Investor FlexDirector                                          20             (5)          15
   Platinum Investor VIP                                                1,546           (299)       1,247
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                                3,648         (1,457)       2,191
   Platinum Investor IV                                                    99            (30)          69
   Platinum Investor VIP                                                3,605         (1,248)       2,357
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                                4,558           (191)       4,367
   Platinum Investor IV                                                   118            (55)          63
   Platinum Investor PLUS                                                 111           (964)        (853)
   Platinum Investor Survivor II                                       11,315         (1,342)       9,973
   Platinum Investor VIP                                               13,177         (3,740)       9,437
   Platinum Investor VIP (with GMWB rider)                                108            (10)          98
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                         313         (1,724)      (1,411)

                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                            Accumulation  Accumulation  Net Increase
Divisions                                                                   Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------- ------------ -------------- ------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Corporate America (reduced surrender charge)                                17,194           (444)       16,750
   Platinum Investor I & II                                                    12,187        (24,683)      (12,496)
   Platinum Investor III                                                      184,735       (231,820)      (47,085)
   Platinum Investor IV                                                        14,506         (7,960)        6,546
   Platinum Investor FlexDirector                                                 967         (1,127)         (160)
   Platinum Investor PLUS                                                      17,188        (18,271)       (1,083)
   Platinum Investor Survivor                                                   4,076         (6,082)       (2,006)
   Platinum Investor Survivor II                                               68,186         (2,241)       65,945
   Platinum Investor VIP                                                       23,398         (4,809)       18,589
   Platinum Investor VIP (with GMWB rider)                                          2             (3)           (1)
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage VUL                                                        47             (7)           40
   Corporate America (reduced surrender charge)                                14,478           (849)       13,629
   Platinum Investor I & II                                                     4,521           (941)        3,580
   Platinum Investor III                                                       24,424        (21,653)        2,771
   Platinum Investor IV                                                        30,970        (12,638)       18,332
   Platinum Investor FlexDirector                                                 294            (85)          209
   Platinum Investor PLUS                                                      12,412         (9,423)        2,989
   Platinum Investor Survivor                                                   1,658           (781)          877
   Platinum Investor Survivor II                                               15,759         (1,254)       14,505
   Platinum Investor VIP                                                       82,037        (12,405)       69,632
   Platinum Investor VIP (with GMWB rider)                                          1           (175)         (174)
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AIG Income Advantage VUL                                                        38             (5)           33
   Corporate America (reduced surrender charge)                                 9,481         (1,224)        8,257
   Platinum Investor I & II                                                       910           (545)          365
   Platinum Investor III                                                       40,096       (105,873)      (65,777)
   Platinum Investor IV                                                        18,771         (7,826)       10,945
   Platinum Investor FlexDirector                                                 609           (290)          319
   Platinum Investor PLUS                                                       3,430         (3,311)          119
   Platinum Investor Survivor                                                   1,272         (8,779)       (7,507)
   Platinum Investor Survivor II                                               20,724           (734)       19,990
   Platinum Investor VIP                                                       58,171         (8,334)       49,837
   Platinum Investor VIP (with GMWB rider)                                         34            (11)           23
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                 139         (1,560)       (1,421)
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                   742             (2)          740
   Platinum Investor I & II                                                     4,410         (2,588)        1,822
   Platinum Investor III                                                       21,550       (562,429)     (540,879)
   Platinum Investor IV                                                        24,802         (9,063)       15,739
   Platinum Investor FlexDirector                                                  83           (480)         (397)
   Platinum Investor PLUS                                                       6,499         (4,089)        2,410
   Platinum Investor Survivor                                                   2,463           (156)        2,307
   Platinum Investor Survivor II                                               12,596         (2,163)       10,433
   Platinum Investor VIP                                                       49,478         (6,086)       43,392
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                                    34,098        (11,577)       22,521
   Platinum Investor III                                                       54,483       (450,694)     (396,211)
   Platinum Investor IV                                                        15,557         (6,364)        9,193

                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------- ------------ -------------- ------------
Franklin Templeton Mutual Shares Securities Fund - Class 2 - Continued
   Platinum Investor FlexDirector                                             702            (61)          641
   Platinum Investor PLUS                                                   8,966         (5,679)        3,287
   Platinum Investor Survivor                                                 922         (4,930)       (4,008)
   Platinum Investor Survivor II                                            8,667           (922)        7,745
   Platinum Investor VIP                                                   50,146         (6,581)       43,565
   Platinum Investor VIP (with GMWB rider)                                     80           (110)          (30)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                           2,412           (918)        1,494
   Corporate America (reduced surrender charge)                               144             --           144
   Platinum Investor I & II                                                 7,506         (8,427)         (921)
   Platinum Investor III                                                   33,330       (415,676)     (382,346)
   Platinum Investor IV                                                     8,313         (5,081)        3,232
   Platinum Investor FlexDirector                                             957           (212)          745
   Platinum Investor PLUS                                                   5,236         (3,358)        1,878
   Platinum Investor Survivor                                                 624         (3,157)       (2,533)
   Platinum Investor Survivor II                                           18,895         (1,179)       17,716
   Platinum Investor VIP                                                   27,425         (4,240)       23,185
   Platinum Investor VIP (with GMWB rider)                                      3             (4)           (1)
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                    --           (224)         (224)
   Platinum Investor III                                                       --         (1,819)       (1,819)
   Platinum Investor PLUS                                                      --             (1)           (1)
   Platinum Investor Survivor                                                  --        (38,465)      (38,465)
   Platinum Investor Survivor II                                               --            (59)          (59)
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                             9,848           (169)        9,679
   Platinum Investor I & II                                                83,536        (12,825)       70,711
   Platinum Investor III                                                   45,989        (33,945)       12,044
   Platinum Investor IV                                                    10,793         (7,244)        3,549
   Platinum Investor FlexDirector                                             396         (1,506)       (1,110)
   Platinum Investor PLUS                                                  13,171        (37,222)      (24,051)
   Platinum Investor Survivor                                               8,716         (3,697)        5,019
   Platinum Investor Survivor II                                           31,334         (1,159)       30,175
   Platinum Investor VIP                                                   49,877         (8,295)       41,582
   Platinum Investor VIP (with GMWB rider)                                  1,233            (88)        1,145
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                             2,579            (63)        2,516
   Platinum Investor I & II                                                17,467         (7,144)       10,323
   Platinum Investor III                                                   51,431        (63,953)      (12,522)
   Platinum Investor IV                                                     3,935         (1,386)        2,549
   Platinum Investor FlexDirector                                              39            (17)           22
   Platinum Investor PLUS                                                   2,031         (2,247)         (216)
   Platinum Investor Survivor                                                 652         (2,610)       (1,958)
   Platinum Investor Survivor II                                           11,707           (778)       10,929
   Platinum Investor VIP                                                    7,652         (1,434)        6,218
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                                           --         (2,356)       (2,356)
   Corporate America (reduced surrender charge)                             1,630           (427)        1,203
   Platinum Investor I & II                                                70,436         (8,993)       61,443
   Platinum Investor III                                                   61,842        (48,362)       13,480

                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                     Accumulation  Accumulation  Net Increase
Divisions                                                            Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------------------- ------------ -------------- ------------
Janus Aspen Worldwide Growth Portfolio - Service Shares - Continued
   Platinum Investor IV                                                  2,735         (1,294)       1,441
   Platinum Investor PLUS                                                2,731         (2,262)         469
   Platinum Investor Survivor                                            1,886           (868)       1,018
   Platinum Investor Survivor II                                           201           (400)        (199)
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                 --           (268)        (268)
   Platinum Investor III                                                    --         (8,359)      (8,359)
   Platinum Investor IV                                                     --         (1,014)      (1,014)
   Platinum Investor PLUS                                                   --           (701)        (701)
   Platinum Investor Survivor                                               --           (520)        (520)
   Platinum Investor Survivor II                                            --           (283)        (283)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                              5,256         (2,528)       2,728
   Platinum Investor III                                                14,984        (17,665)      (2,681)
   Platinum Investor IV                                                  7,217         (3,026)       4,191
   Platinum Investor FlexDirector                                          182            (68)         114
   Platinum Investor PLUS                                                2,200         (1,742)         458
   Platinum Investor Survivor                                            1,864            (58)       1,806
   Platinum Investor Survivor II                                           825           (338)         487
   Platinum Investor VIP                                                34,795         (5,183)      29,612
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                          1,296           (401)         895
   Platinum Investor I & II                                              2,535        (10,650)      (8,115)
   Platinum Investor III                                                56,767        (69,021)     (12,254)
   Platinum Investor IV                                                  2,002         (1,450)         552
   Platinum Investor FlexDirector                                           45            (13)          32
   Platinum Investor PLUS                                                6,469         (7,170)        (701)
   Platinum Investor Survivor                                            2,511         (4,045)      (1,534)
   Platinum Investor Survivor II                                           629           (256)         373
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                          238         (1,361)      (1,123)
   Corporate America (reduced surrender charge)                          3,126            (67)       3,059
   Platinum Investor I & II                                             54,691       (100,239)     (45,548)
   Platinum Investor III                                                87,828        (88,781)        (953)
   Platinum Investor IV                                                  2,421         (2,408)          13
   Platinum Investor FlexDirector                                           --            (44)         (44)
   Platinum Investor PLUS                                                7,197         (7,560)        (363)
   Platinum Investor Survivor                                            7,000        (14,114)      (7,114)
   Platinum Investor Survivor II                                           995           (505)         490
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                          905           (948)         (43)
   Corporate America                                                        --         (2,179)      (2,179)
   Corporate America (reduced surrender charge)                            480            (91)         389
   Platinum Investor I & II                                              1,317         (8,373)      (7,056)
   Platinum Investor III                                                42,491        (48,432)      (5,941)
   Platinum Investor IV                                                  3,367         (2,010)       1,357
   Platinum Investor FlexDirector                                            4            (11)          (7)
   Platinum Investor PLUS                                                3,523         (5,380)      (1,857)
   Platinum Investor Survivor                                              920         (2,260)      (1,340)
   Platinum Investor Survivor II                                           640         (1,858)      (1,218)

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                            Accumulation  Accumulation  Net Increase
Divisions                                                   Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------- ------------ -------------- ------------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP                                        6,999        (1,319)        5,680
   Platinum Investor VIP (with GMWB rider)                          2           (25)          (23)
MFS VIT Research Series - Initial Class
   Corporate America (reduced surrender charge)                   637            (4)          633
   Platinum Investor I & II                                     1,513        (5,934)       (4,421)
   Platinum Investor III                                       27,509       (37,207)       (9,698)
   Platinum Investor IV                                         2,777          (786)        1,991
   Platinum Investor FlexDirector                                  38           (11)           27
   Platinum Investor PLUS                                       1,955        (1,240)          715
   Platinum Investor Survivor                                   1,394          (929)          465
   Platinum Investor Survivor II                                1,382           (56)        1,326
   Platinum Investor VIP                                        6,079          (974)        5,105
   Platinum Investor VIP (with GMWB rider)                          2            (3)           (1)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                 629       (10,091)       (9,462)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)                 1,905          (137)        1,768
   Platinum Investor I & II                                    31,759        (5,940)       25,819
   Platinum Investor III                                      197,809       (39,179)      158,630
   Platinum Investor IV                                         2,875        (2,661)          214
   Platinum Investor FlexDirector                                 273           (10)          263
   Platinum Investor PLUS                                       4,731        (5,764)       (1,033)
   Platinum Investor Survivor                                  13,237          (935)       12,302
   Platinum Investor Survivor II                               19,962          (953)       19,009
   Platinum Investor VIP                                       11,698        (2,319)        9,379
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                  80          (786)         (706)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                     3,048          (260)        2,788
   Platinum Investor III                                        7,301        (7,830)         (529)
   Platinum Investor IV                                        13,000        (5,019)        7,981
   Platinum Investor FlexDirector                                 573          (572)            1
   Platinum Investor PLUS                                       1,048          (722)          326
   Platinum Investor Survivor                                     210           (53)          157
   Platinum Investor Survivor II                                1,176          (408)          768
   Platinum Investor VIP                                       19,813        (3,643)       16,170
   Platinum Investor VIP (with GMWB rider)                         67           (22)           45
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                       102           (13)           89
   Corporate America (reduced surrender charge)                 6,985          (199)        6,786
   Platinum Investor I & II                                    54,784        (1,009)       53,775
   Platinum Investor III                                       19,360       (14,749)        4,611
   Platinum Investor IV                                        13,257        (6,565)        6,692
   Platinum Investor FlexDirector                                 126          (365)         (239)
   Platinum Investor PLUS                                       4,995        (1,878)        3,117
   Platinum Investor Survivor                                     484        (1,057)         (573)
   Platinum Investor Survivor II                                5,328          (457)        4,871
   Platinum Investor VIP                                       38,673        (7,399)       31,274
   Platinum Investor VIP (with GMWB rider)                         61          (101)          (40)

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------ ------------ -------------- ------------
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                              122           (602)        (480)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Corporate America (reduced surrender charge)                                 34             --           34
   Platinum Investor I & II                                                    224        (21,092)     (20,868)
   Platinum Investor III                                                   127,516           (435)     127,081
   Platinum Investor IV                                                        353           (120)         233
   Platinum Investor PLUS                                                      148            (14)         134
   Platinum Investor Survivor II                                             9,665           (678)       8,987
   Platinum Investor VIP                                                     7,855         (1,343)       6,512
   Platinum Investor VIP (with GMWB rider)                                       2             (3)          (1)
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                            8,040         (3,824)       4,216
   Corporate America                                                            --         (2,113)      (2,113)
   Corporate America (reduced surrender charge)                             32,393         (1,874)      30,519
   Platinum Investor I & II                                                  7,881        (11,857)      (3,976)
   Platinum Investor III                                                    70,408        (81,983)     (11,575)
   Platinum Investor IV                                                     33,679        (10,948)      22,731
   Platinum Investor FlexDirector                                              682           (191)         491
   Platinum Investor PLUS                                                   10,247         (7,128)       3,119
   Platinum Investor Survivor                                                1,470         (4,851)      (3,381)
   Platinum Investor Survivor II                                            13,433         (3,338)      10,095
   Platinum Investor VIP                                                    56,634         (7,728)      48,906
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage VUL                                                     35             (4)          31
   Corporate America                                                            --           (666)        (666)
   Corporate America (reduced surrender charge)                              4,276            (75)       4,201
   Platinum Investor I & II                                                 10,884        (13,429)      (2,545)
   Platinum Investor III                                                    35,932        (34,594)       1,338
   Platinum Investor IV                                                     12,650         (5,926)       6,724
   Platinum Investor FlexDirector                                            1,976           (698)       1,278
   Platinum Investor PLUS                                                    7,027         (3,222)       3,805
   Platinum Investor Survivor                                                7,815           (907)       6,908
   Platinum Investor Survivor II                                             6,773           (924)       5,849
   Platinum Investor VIP                                                    19,430         (3,969)      15,461
   Platinum Investor VIP (with GMWB rider)                                       2             (3)          (1)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                              430         (3,978)      (3,548)
   AIG Income Advantage VUL                                                     52             (6)          46
   Corporate America (reduced surrender charge)                             28,270         (1,186)      27,084
   Platinum Investor I & II                                                 29,816        (41,258)     (11,442)
   Platinum Investor III                                                   161,649       (144,981)      16,668
   Platinum Investor IV                                                     39,420        (13,593)      25,827
   Platinum Investor FlexDirector                                            3,716         (1,234)       2,482
   Platinum Investor PLUS                                                   13,895        (11,108)       2,787
   Platinum Investor Survivor                                               18,899         (3,985)      14,914
   Platinum Investor Survivor II                                            26,376         (2,979)      23,397
   Platinum Investor VIP                                                    66,758        (11,193)      55,565
   Platinum Investor VIP (with GMWB rider)                                      39            (52)         (13)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                 12,152        (20,692)      (8,540)

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------- ------------ -------------- ------------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                       6,415        (11,624)       (5,209)
   Platinum Investor PLUS                                        598           (136)          462
   Platinum Investor Survivor                                    759           (473)          286
   Platinum Investor Survivor II                                  --             (5)           (5)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                              29           (115)          (86)
   Platinum Investor I & II                                   20,033        (46,689)      (26,656)
   Platinum Investor III                                      18,589        (28,290)       (9,701)
   Platinum Investor PLUS                                        839           (831)            8
   Platinum Investor Survivor                                    729         (2,244)       (1,515)
   Platinum Investor Survivor II                                 662             (4)          658
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                    1,004           (108)          896
   Platinum Investor III                                       2,253           (420)        1,833
   Platinum Investor IV                                          240           (100)          140
   Platinum Investor FlexDirector                                936            (54)          882
   Platinum Investor PLUS                                      1,189            (64)        1,125
   Platinum Investor Survivor II                                 154         (1,035)         (881)
   Platinum Investor VIP                                      10,135         (1,311)        8,824
   Platinum Investor VIP (with GMWB rider)                       761            (37)          724
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                829           (892)          (63)
   Corporate America                                              --       (237,180)     (237,180)
   Corporate America (reduced surrender charge)                9,521        (31,586)      (22,065)
   Platinum Investor I & II                                   10,676        (31,948)      (21,272)
   Platinum Investor III                                      25,013        (14,268)       10,745
   Platinum Investor IV                                        3,915         (2,206)        1,709
   Platinum Investor FlexDirector                                 19             (5)           14
   Platinum Investor PLUS                                      2,417         (1,406)        1,011
   Platinum Investor Survivor                                    363        (17,589)      (17,226)
   Platinum Investor Survivor II                               1,293           (455)          838
   Platinum Investor VIP                                      18,275         (2,705)       15,570
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                              --       (292,033)     (292,033)
   Corporate America (reduced surrender charge)                7,743        (29,332)      (21,589)
   Platinum Investor I & II                                   28,848        (45,490)      (16,642)
   Platinum Investor III                                      85,619        (89,688)       (4,069)
   Platinum Investor IV                                       12,861        (12,204)          657
   Platinum Investor FlexDirector                                627           (295)          332
   Platinum Investor PLUS                                      7,705         (6,797)          908
   Platinum Investor Survivor                                  2,718         (3,147)         (429)
   Platinum Investor Survivor II                               1,698           (548)        1,150
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                5,815           (447)        5,368
   Platinum Investor I & II                                   22,702        (27,380)       (4,678)
   Platinum Investor III                                      25,360        (20,008)        5,352
   Platinum Investor IV                                       10,094         (3,861)        6,233
   Platinum Investor FlexDirector                                133           (345)         (212)
   Platinum Investor PLUS                                      3,413         (2,337)        1,076
   Platinum Investor Survivor                                  1,149        (12,133)      (10,984)

                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                                       Accumulation  Accumulation  Net Increase
Divisions                                                              Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------- ------------ -------------- ------------
Putnam VT International Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                                           9,265          (156)        9,109
   Platinum Investor VIP                                                  33,641        (5,865)       27,776
   Platinum Investor VIP (with GMWB rider)                                    98            (9)           89
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                            346        (1,553)       (1,207)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                            830        (1,130)         (300)
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                          1,247        (8,773)       (7,526)
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                                  455       (10,490)      (10,035)
   Platinum Investor III                                                   8,465        (9,484)       (1,019)
   Platinum Investor IV                                                    3,190        (1,602)        1,588
   Platinum Investor FlexDirector                                             42           (19)           23
   Platinum Investor PLUS                                                  2,132        (2,124)            8
   Platinum Investor Survivor                                                 --          (121)         (121)
   Platinum Investor Survivor II                                           6,427          (547)        5,880
   Platinum Investor VIP                                                   6,006        (1,070)        4,936
SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                                   80          (146)          (66)
   Platinum Investor III                                                  15,425       (13,837)        1,588
   Platinum Investor IV                                                    4,153        (2,237)        1,916
   Platinum Investor FlexDirector                                              2            (1)            1
   Platinum Investor PLUS                                                  4,448        (3,046)        1,402
   Platinum Investor Survivor                                                418            (5)          413
   Platinum Investor Survivor II                                           1,237          (381)          856
   Platinum Investor VIP                                                   6,963        (1,018)        5,945
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                               24,584       (61,169)      (36,585)
   Platinum Investor III                                                  11,527       (10,463)        1,064
   Platinum Investor IV                                                    1,468        (1,052)          416
   Platinum Investor PLUS                                                    776          (588)          188
   Platinum Investor Survivor                                              1,673        (2,939)       (1,266)
   Platinum Investor Survivor II                                              --           (12)          (12)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                                6,486       (12,316)       (5,830)
   Platinum Investor III                                                   3,353        (3,986)         (633)
   Platinum Investor IV                                                      501          (293)          208
   Platinum Investor FlexDirector                                            398          (271)          127
   Platinum Investor PLUS                                                    617        (1,043)         (426)
   Platinum Investor Survivor                                                493          (156)          337
   Platinum Investor Survivor II                                          35,284          (528)       34,756
VALIC Company I International Equities Fund
   AG Legacy Plus                                                            346        (1,676)       (1,330)
   Corporate America (reduced surrender charge)                            1,315            (3)        1,312
   Platinum Investor I & II                                               54,116       (14,164)       39,952
   Platinum Investor III                                                  12,481       (10,422)        2,059
   Platinum Investor IV                                                    3,306        (1,160)        2,146
   Platinum Investor FlexDirector                                             35           (44)           (9)
   Platinum Investor PLUS                                                  1,339        (1,235)          104

                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                         Accumulation  Accumulation  Net Increase
Divisions                                                Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------- ------------ -------------- ------------
VALIC Company I International Equities Fund - Continued
   Platinum Investor Survivor                                   632         (1,922)      (1,290)
   Platinum Investor Survivor II                              3,216           (273)       2,943
   Platinum Investor VIP                                     11,482         (1,656)       9,826
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                               734         (2,108)      (1,374)
   Corporate America                                             35           (145)        (110)
   Corporate America (reduced surrender charge)               3,062            (70)       2,992
   Platinum Investor I & II                                  19,463        (76,574)     (57,111)
   Platinum Investor III                                     55,265        (57,264)      (1,999)
   Platinum Investor IV                                      11,539         (5,299)       6,240
   Platinum Investor FlexDirector                               517           (107)         410
   Platinum Investor PLUS                                     5,462         (4,576)         886
   Platinum Investor Survivor                                 2,166         (7,136)      (4,970)
   Platinum Investor Survivor II                              2,632         (1,337)       1,295
   Platinum Investor VIP                                     49,378         (5,879)      43,499
   Platinum Investor VIP (with GMWB rider)                       63           (106)         (43)
VALIC Company I Money Market I Fund
   AG Legacy Plus                                               285         (8,743)      (8,458)
   AIG Income Advantage VUL                                   1,662           (384)       1,278
   Corporate America (reduced surrender charge)             301,640       (191,210)     110,430
   Platinum Investor I & II                                  71,028       (161,490)     (90,462)
   Platinum Investor III                                    259,521       (131,636)     127,885
   Platinum Investor IV                                      18,735        (21,211)      (2,476)
   Platinum Investor FlexDirector                            13,712        (10,117)       3,595
   Platinum Investor PLUS                                    12,253        (13,334)      (1,081)
   Platinum Investor Survivor                                62,761        (34,876)      27,885
   Platinum Investor Survivor II                            483,492       (741,236)    (257,744)
   Platinum Investor VIP                                  1,154,137     (1,118,816)      35,321
   Platinum Investor VIP (with GMWB rider)                    2,283         (1,546)         737
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                                  11,187       (107,579)     (96,392)
   Platinum Investor III                                     69,021        (76,130)      (7,109)
   Platinum Investor IV                                       2,140         (1,259)         881
   Platinum Investor FlexDirector                               262             (9)         253
   Platinum Investor PLUS                                     2,625         (2,165)         460
   Platinum Investor Survivor                                   698           (782)         (84)
   Platinum Investor Survivor II                              5,711        (63,870)     (58,159)
   Platinum Investor VIP                                      3,549           (570)       2,979
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                                   4,334         (3,924)         410
   Platinum Investor III                                     43,010        (24,261)      18,749
   Platinum Investor IV                                       1,694           (680)       1,014
   Platinum Investor FlexDirector                               311            (17)         294
   Platinum Investor PLUS                                     1,438           (670)         768
   Platinum Investor Survivor                                 1,129         (1,324)        (195)
   Platinum Investor Survivor II                                566            (64)         502
   Platinum Investor VIP                                      2,330           (382)       1,948
VALIC Company I Small Cap Index Fund
   Corporate America (reduced surrender charge)               7,915           (298)       7,617
   Platinum Investor I & II                                   6,978        (44,886)     (37,908)

                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                                      Accumulation  Accumulation  Net Increase
Divisions                                             Units Issued Units Redeemed  (Decrease)
----------------------------------------------------- ------------ -------------- ------------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor III                                 28,861        (21,986)        6,875
   Platinum Investor IV                                   9,278         (3,531)        5,747
   Platinum Investor FlexDirector                           556           (137)          419
   Platinum Investor PLUS                                 3,892         (2,638)        1,254
   Platinum Investor Survivor                             1,047           (749)          298
   Platinum Investor Survivor II                          9,321           (517)        8,804
   Platinum Investor VIP                                 44,350         (4,529)       39,821
   Platinum Investor VIP (with GMWB rider)                   --           (169)         (169)
VALIC Company I Stock Index Fund
   AG Legacy Plus                                           968         (6,635)       (5,667)
   Corporate America                                         62           (256)         (194)
   Corporate America (reduced surrender charge)          10,947           (631)       10,316
   Platinum Investor I & II                              64,949       (359,840)     (294,891)
   Platinum Investor III                                115,273       (232,389)     (117,116)
   Platinum Investor IV                                  26,554         (7,979)       18,575
   Platinum Investor FlexDirector                           943           (598)          345
   Platinum Investor PLUS                                10,394        (13,619)       (3,225)
   Platinum Investor Survivor                             6,333        (15,962)       (9,629)
   Platinum Investor Survivor II                         40,577         (3,122)       37,455
   Platinum Investor VIP                                 67,357         (6,420)       60,937
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                           635         (1,812)       (1,177)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                              10,963        (22,066)      (11,103)
   Platinum Investor III                                 73,793       (105,382)      (31,589)
   Platinum Investor IV                                  17,478         (7,566)        9,912
   Platinum Investor FlexDirector                            37             (8)           29
   Platinum Investor PLUS                                 5,006         (4,532)          474
   Platinum Investor Survivor                             1,054         (7,133)       (6,079)
   Platinum Investor Survivor II                         34,049         (1,673)       32,376
   Platinum Investor VIP                                 30,376         (5,145)       25,231
   Platinum Investor VIP (with GMWB rider)                   36             (7)           29
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                           409         (2,825)       (2,416)
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage VUL                                  13             (1)           12
   Corporate America (reduced surrender charge)           5,293           (736)        4,557
   Platinum Investor I & II                               2,597        (11,480)       (8,883)
   Platinum Investor III                                 34,917        (40,476)       (5,559)
   Platinum Investor IV                                  12,445         (5,708)        6,737
   Platinum Investor FlexDirector                           240            (36)          204
   Platinum Investor PLUS                                 6,233         (5,206)        1,027
   Platinum Investor Survivor                             7,366         (2,935)        4,431
   Platinum Investor Survivor II                         37,058           (896)       36,162
   Platinum Investor VIP                                 21,134         (4,592)       16,542
   Platinum Investor VIP (with GMWB rider)                    1             (2)           (1)
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage VUL                                  34             (4)           30
   Corporate America                                         --           (668)         (668)
   Corporate America (reduced surrender charge)           5,649           (895)        4,754

                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2007.

                                               Accumulation  Accumulation  Net Increase
Divisions                                      Units Issued Units Redeemed  (Decrease)
---------------------------------------------- ------------ -------------- ------------
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor I & II                        4,956       (23,061)      (18,105)
   Platinum Investor III                          67,472       (33,706)       33,766
   Platinum Investor IV                           23,039       (13,182)        9,857
   Platinum Investor FlexDirector                    361          (464)         (103)
   Platinum Investor PLUS                         13,691       (34,137)      (20,446)
   Platinum Investor Survivor                      2,777        (1,899)          878
   Platinum Investor Survivor II                   3,142        (2,834)          308
   Platinum Investor VIP                          60,051       (11,809)       48,242
   Platinum Investor VIP (with GMWB rider)           206          (103)          103

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
AIG Retirement Company I International Equities Fund*
   AG Legacy Plus                                                    8,263 $ 7.06 $    58,370    3.41%     0.75%     -43.82%
   AIG Income Advantage VUL                                          1,810   5.31       9,619    9.09%     0.20%     -36.46%
   AIG Protection Advantage VUL                                      1,580   6.12       9,675    9.18%     0.70%     -41.10%
   Corporate America (reduced surrender charge)                      1,542   5.69       8,765    3.64%     0.65%     -43.76%
   Platinum Investor I & II                                         94,737   9.06     858,509    3.23%     0.75%     -43.82%
   Platinum Investor I & II (first reduction in expense ratio)       8,759   5.86      51,341    3.23%     0.50%     -35.20%
   Platinum Investor III                                            91,455   7.85     718,153    3.31%     0.70%     -43.79%
   Platinum Investor IV                                              7,394   8.58      63,451    3.60%     0.70%     -43.79%
   Platinum Investor FlexDirector                                      597   9.65       5,765    3.04%     0.70%     -43.79%
   Platinum Investor PLUS                                           12,593  10.28     129,477    3.43%     0.70%     -43.79%
   Platinum Investor Survivor                                       13,160   7.04      92,665    3.28%     0.40%     -43.62%
   Platinum Investor Survivor II                                     5,117  10.67      54,587    3.71%     0.75%     -43.82%
   Platinum Investor VIP                                            27,078   7.12     192,763    4.33%     0.70%     -43.79%
AIG Retirement Company I Mid Cap Index Fund*
   AG Legacy Plus                                                   17,056  10.47     178,515    1.35%     0.75%     -37.36%
   AIG Income Advantage VUL                                          1,584   6.03       9,549    3.47%     0.20%     -29.99%
   AIG Protection Advantage VUL                                      1,779   6.57      11,694    3.66%     0.70%     -31.85%
   Corporate America                                                 5,208  11.55      60,155    1.18%     0.35%     -37.11%
   Corporate America (reduced surrender charge)                      4,324   9.20      39,779    1.18%     0.65%     -37.30%
   Platinum Investor I & II                                        225,375  15.52   3,497,522    1.31%     0.75%     -37.36%
   Platinum Investor I & II (first reduction in expense ratio)      95,774   6.20     594,138    1.31%     0.50%     -38.59%
   Platinum Investor III                                           398,936  10.21   4,074,936    1.38%     0.70%     -37.33%
   Platinum Investor IV                                             31,029   8.16     253,122    1.45%     0.70%     -37.33%
   Platinum Investor FlexDirector                                      732   8.85       6,479    1.30%     0.70%     -37.33%
   Platinum Investor PLUS                                           44,230  10.52     465,140    1.39%     0.70%     -37.33%
   Platinum Investor Survivor                                       47,716  11.52     549,454    1.37%     0.40%     -37.14%
   Platinum Investor Survivor II                                    23,474  11.45     268,747    1.05%     0.75%     -37.36%
   Platinum Investor VIP                                            64,669   6.94     448,755    1.49%     0.70%     -37.33%
   Platinum Investor VIP (with GMWB rider)                             190   6.80       1,294    1.49%     1.45%     -37.80%
AIG Retirement Company I Money Market I Fund*
   AG Legacy Plus                                                    8,308  11.74      97,544    1.99%     0.75%       1.47%
   AIG Income Advantage Select                                       2,376  10.03      23,825    0.37%     0.20%       0.21%
   AIG Income Advantage VUL                                         20,660  10.27     212,177    3.49%     0.20%       2.03%
   AIG Income Advantage VUL (with GMWB rider)                           --  10.18          --    3.49%     0.95%       0.14%
   AIG Protection Advantage VUL                                     14,612  10.11     147,720    0.90%     0.70%       0.86%
   Corporate America (reduced surrender charge)                    240,305  11.23   2,698,450    2.09%     0.65%       1.57%
   Platinum Investor I & II                                        482,364  12.94   6,241,917    2.24%     0.75%       1.47%
   Platinum Investor I & II (first reduction in expense ratio)      88,397  10.08     890,808    2.24%     0.50%       0.69%
   Platinum Investor III                                         1,048,566  11.68  12,242,978    2.51%     0.70%       1.52%
   Platinum Investor IV                                             61,855  11.17     691,070    1.96%     0.70%       1.52%
   Platinum Investor FlexDirector                                    2,034  11.20      22,779    1.22%     0.70%       1.52%
   Platinum Investor PLUS                                           37,046  11.22     415,593    2.46%     0.70%       1.52%
   Platinum Investor Survivor                                      148,922  12.37   1,841,736    2.26%     0.40%       1.82%
   Platinum Investor Survivor II                                   183,771  11.22   2,062,078    2.09%     0.75%       1.47%
   Platinum Investor VIP                                           196,043  10.91   2,139,432    2.02%     0.70%       1.52%
   Platinum Investor VIP (with GMWB rider)                           1,901  10.70      20,338    2.02%     1.45%       0.76%
AIG Retirement Company I Nasdaq-100 Index Fund*
   AIG Income Advantage VUL                                          4,228   5.44      22,986    0.70%     0.20%     -31.58%
   AIG Protection Advantage VUL                                          1   6.69           4    0.00%     0.70%       2.65%
   Corporate America (reduced surrender charge)                        460   5.89       2,706    0.63%     0.65%     -33.54%

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                             Investment
                                                                           Unit                Income    Expense    Total
Divisions                                                          Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ---------- ---------- --------- ----------
AIG Retirement Company I Nasdaq-100 Index Fund* - Continued
   Platinum Investor I & II                                        154,741 $ 3.47 $  536,911    0.37%     0.75%     -42.85%
   Platinum Investor I & II (first reduction in expense ratio)      13,132   5.99     78,668    0.37%     0.50%     -36.57%
   Platinum Investor III                                           387,885   3.42  1,325,231    0.25%     0.70%     -42.82%
   Platinum Investor IV                                              4,487   7.58     34,018    0.25%     0.70%     -42.82%
   Platinum Investor FlexDirector                                      699   7.73      5,403    0.37%     0.70%     -42.82%
   Platinum Investor PLUS                                           18,467   9.80    180,889    0.26%     0.70%     -42.82%
   Platinum Investor Survivor                                       10,026   3.57     35,797    0.27%     0.40%     -42.65%
   Platinum Investor Survivor II                                    14,131   7.35    103,919    0.26%     0.75%     -42.85%
   Platinum Investor VIP                                             9,250   7.02     64,911    0.41%     0.70%     -42.82%
AIG Retirement Company I Science & Technology Fund*
   AIG Income Advantage VUL                                            184   5.07        931    0.00%     0.20%     -37.42%
   AIG Protection Advantage VUL                                        354   6.17      2,184    0.00%     0.70%     -39.37%
   Platinum Investor I & II                                         35,386   2.66     94,289    0.00%     0.75%     -46.39%
   Platinum Investor I & II (first reduction in expense ratio)       5,160   5.62     28,988    0.00%     0.50%     -37.71%
   Platinum Investor III                                           200,157   2.65    529,995    0.00%     0.70%     -46.36%
   Platinum Investor IV                                              3,947   7.00     27,628    0.00%     0.70%     -46.36%
   Platinum Investor FlexDirector                                      772   6.73      5,195    0.00%     0.70%     -46.36%
   Platinum Investor PLUS                                            4,668   8.21     38,305    0.00%     0.70%     -46.36%
   Platinum Investor Survivor                                       11,383   2.74     31,211    0.00%     0.40%     -46.20%
   Platinum Investor Survivor II                                     4,081   6.15     25,086    0.00%     0.75%     -46.39%
   Platinum Investor VIP                                             5,926   6.44     38,146    0.00%     0.70%     -46.36%
AIG Retirement Company I Small Cap Index Fund*
   AIG Income Advantage VUL                                          3,799   6.11     23,203    4.40%     0.20%     -26.64%
   AIG Protection Advantage VUL                                      1,522   7.02     10,675    4.42%     0.70%     -32.86%
   Corporate America (reduced surrender charge)                     15,706   8.80    138,285    2.21%     0.65%     -34.90%
   Platinum Investor I & II                                         50,200  10.17    510,367    1.60%     0.75%     -34.96%
   Platinum Investor I & II (first reduction in expense ratio)      41,499   6.78    281,447    1.60%     0.50%     -30.83%
   Platinum Investor III                                           203,998  10.03  2,046,116    1.65%     0.70%     -34.93%
   Platinum Investor IV                                             22,526   7.90    177,938    1.56%     0.70%     -34.93%
   Platinum Investor FlexDirector                                      941   8.44      7,946    1.37%     0.70%     -34.93%
   Platinum Investor PLUS                                           29,895  10.61    317,139    1.74%     0.70%     -34.93%
   Platinum Investor Survivor                                       10,999  10.46    115,070    1.94%     0.40%     -34.73%
   Platinum Investor Survivor II                                    19,149  11.39    218,056    1.83%     0.75%     -34.96%
   Platinum Investor VIP                                            61,269   6.84    418,815    1.91%     0.70%     -34.93%
AIG Retirement Company I Stock Index Fund*
   AG Legacy Plus                                                   67,401   6.45    434,871    2.32%     0.75%     -37.68%
   AIG Income Advantage VUL                                         23,657   5.99    141,688    6.22%     0.20%     -31.04%
   AIG Protection Advantage VUL                                      3,978   6.66     26,503    6.23%     0.70%     -26.88%
   Corporate America                                                 6,136   6.57     40,295    2.36%     0.35%     -37.43%
   Corporate America (reduced surrender charge)                     16,321   8.40    137,121    2.36%     0.65%     -37.61%
   Platinum Investor I & II                                        645,016   8.84  5,702,203    2.20%     0.75%     -37.68%
   Platinum Investor I & II (first reduction in expense ratio)     121,963   6.59    803,511    2.20%     0.50%     -34.15%
   Platinum Investor III                                         1,038,658   6.70  6,962,832    2.17%     0.70%     -37.64%
   Platinum Investor IV                                             35,593   7.78    276,781    1.61%     0.70%     -37.64%
   Platinum Investor FlexDirector                                    8,666   8.17     70,784    2.11%     0.70%     -37.64%
   Platinum Investor PLUS                                          107,242   9.19    985,163    2.40%     0.70%     -37.65%
   Platinum Investor Survivor                                      236,032   6.55  1,545,214    2.36%     0.40%     -37.46%
   Platinum Investor Survivor II                                    97,061   8.53    828,274    2.59%     0.75%     -37.68%
   Platinum Investor VIP                                            90,985   7.22    657,001    2.84%     0.70%     -37.65%

                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                               3,476 $ 8.17 $   28,392    2.53%     0.35%     -30.39%
   Corporate America (reduced surrender charge)                    3,288   8.10     26,637    2.53%     0.65%     -30.59%
   Platinum Investor I & II                                      515,196   8.08  4,163,212    2.21%     0.75%     -30.66%
   Platinum Investor I & II (first reduction in expense ratio)    62,008   7.07    438,212    2.21%     0.50%     -29.33%
   Platinum Investor III                                         328,322   8.09  2,656,668    2.18%     0.70%     -30.63%
   Platinum Investor IV                                           15,026   8.09    121,583    2.32%     0.70%     -30.63%
   Platinum Investor FlexDirector                                      0   8.09          2    0.00%     0.70%     -30.63%
   Platinum Investor PLUS                                         24,284   8.09    196,495    2.36%     0.70%     -30.63%
   Platinum Investor Survivor                                     46,862   8.16    382,250    2.28%     0.40%     -30.42%
   Platinum Investor Survivor II                                  11,357   8.08     91,770    2.38%     0.75%     -30.66%
AIM V.I. Global Real Estate Fund - Series I
   AIG Income Advantage Select                                        17   9.17        159    0.00%     0.20%      10.66%
   AIG Income Advantage VUL                                        2,127   4.89     10,412   15.11%     0.20%     -38.98%
   AIG Protection Advantage VUL                                       43   5.79        251   18.33%     0.70%     -32.77%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                 22,872   8.07    184,554    0.52%     0.75%     -40.83%
   AIG Income Advantage Select                                        59  10.02        591    0.00%     0.20%       4.10%
   AIG Income Advantage VUL                                        4,916   5.59     27,481    1.51%     0.20%     -35.76%
   AIG Protection Advantage VUL                                    2,650   6.39     16,945    0.97%     0.70%     -35.87%
   Corporate America                                               4,045   7.94     32,111    0.69%     0.35%     -40.59%
   Corporate America (reduced surrender charge)                   22,308  11.76    262,246    0.69%     0.65%     -40.77%
   Platinum Investor I & II                                      236,490  11.17  2,640,820    0.53%     0.75%     -40.83%
   Platinum Investor I & II (first reduction in expense ratio)    34,462   6.27    216,026    0.53%     0.50%     -37.31%
   Platinum Investor III                                         343,412   9.40  3,226,670    0.60%     0.70%     -40.80%
   Platinum Investor IV                                           38,950   9.99    388,929    0.61%     0.70%     -40.80%
   Platinum Investor FlexDirector                                  2,827  11.52     32,578    0.72%     0.70%     -40.80%
   Platinum Investor PLUS                                         18,108  13.00    235,389    0.56%     0.70%     -40.80%
   Platinum Investor Survivor                                     52,519   7.91    415,552    0.56%     0.40%     -40.62%
   Platinum Investor Survivor II                                  31,066  13.59    422,172    0.63%     0.75%     -40.83%
   Platinum Investor VIP                                          72,167   8.05    580,594    0.69%     0.70%     -40.80%
   Platinum Investor VIP (with GMWB rider)                           270   7.89      2,126    0.69%     1.45%     -41.24%
Alger American Capital Appreciation Portfolio - Class O Shares*
   AIG Income Advantage VUL                                        4,538   5.40     24,511    0.00%     0.20%     -40.20%
   AIG Protection Advantage VUL                                    2,163   6.12     13,228    0.00%     0.70%     -35.55%
   Corporate America (reduced surrender charge)                    1,516   6.03      9,137    0.00%     0.65%     -45.49%
   Platinum Investor I & II                                        1,496  12.55     18,785    0.00%     0.75%     -45.55%
   Platinum Investor III                                          76,493  12.59    963,013    0.00%     0.70%     -45.52%
   Platinum Investor IV                                           16,476   9.91    163,306    0.00%     0.70%     -45.52%
   Platinum Investor FlexDirector                                    463   9.92      4,597    0.00%     0.70%     -45.52%
   Platinum Investor PLUS                                         15,115  12.59    190,291    0.00%     0.70%     -45.52%
   Platinum Investor Survivor                                        503  12.81      6,439    0.00%     0.40%     -45.35%
   Platinum Investor Survivor II                                  18,759  12.55    235,493    0.00%     0.75%     -45.55%
   Platinum Investor VIP                                          39,376   8.17    321,713    0.00%     0.70%     -45.52%
   Platinum Investor VIP (with GMWB rider)                         1,075   8.01      8,609    0.00%     1.45%     -45.93%
Alger American MidCap Growth Portfolio - Class O Shares
   AIG Income Advantage Select                                        29   8.94        263    0.00%     0.20%       5.85%
   AIG Income Advantage VUL                                       11,424   4.09     46,771    0.06%     0.20%     -52.27%
   AIG Income Advantage VUL (with GMWB rider)                        666   4.06      2,702    0.06%     0.95%     -16.76%

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Alger American MidCap Growth Portfolio - Class O Shares -
  Continued
   AIG Protection Advantage VUL                                    8,067 $ 4.76 $   38,423    0.00%     0.70%     -50.67%
   Corporate America (reduced surrender charge)                   17,186   7.36    126,454    0.14%     0.65%     -58.63%
   Platinum Investor I & II                                        7,067   9.79     69,206    0.17%     0.75%     -58.67%
   Platinum Investor III                                          55,805   9.82    548,042    0.18%     0.70%     -58.65%
   Platinum Investor IV                                           22,241   6.50    144,557    0.16%     0.70%     -58.65%
   Platinum Investor FlexDirector                                  3,613   6.85     24,767    0.23%     0.70%     -58.65%
   Platinum Investor PLUS                                         10,012   9.82     98,326    0.17%     0.70%     -58.65%
   Platinum Investor Survivor                                      6,618   9.99     66,105    0.18%     0.40%     -58.52%
   Platinum Investor Survivor II                                  18,261   9.79    178,828    0.18%     0.75%     -58.67%
   Platinum Investor VIP                                          28,143   5.60    157,611    0.15%     0.70%     -58.65%
   Platinum Investor VIP (with GMWB rider)                            43   5.49        234    0.15%     1.45%     -46.53%
American Century VP Value Fund - Class I
   AG Legacy Plus                                                 23,035  14.14    325,726    2.50%     0.75%     -27.32%
   AIG Income Advantage Select                                        38  10.00        380    0.00%     0.20%       3.76%
   AIG Income Advantage VUL                                        2,416   6.85     16,540    0.41%     0.20%     -26.92%
   AIG Protection Advantage VUL                                      976   7.55      7,370    0.00%     0.70%     -15.19%
   Corporate America (reduced surrender charge)                   43,889   9.06    397,686    2.65%     0.65%     -27.25%
   Platinum Investor I & II                                      172,912  12.77  2,208,750    2.52%     0.75%     -27.32%
   Platinum Investor I & II (first reduction in expense ratio)    41,100   7.57    311,318    2.52%     0.50%     -16.78%
   Platinum Investor III                                         466,616  12.72  5,937,381    2.55%     0.70%     -27.29%
   Platinum Investor IV                                           68,813   8.37    575,795    2.35%     0.70%     -27.29%
   Platinum Investor FlexDirector                                    959   9.11      8,739    1.60%     0.70%     -27.29%
   Platinum Investor PLUS                                         60,608  10.78    653,358    2.48%     0.70%     -27.29%
   Platinum Investor Survivor                                     15,579  13.14    204,774    2.87%     0.40%     -27.07%
   Platinum Investor Survivor II                                  58,185  11.25    654,712    2.08%     0.75%     -27.32%
   Platinum Investor VIP                                         114,296   7.86    898,189    2.13%     0.70%     -27.29%
   Platinum Investor VIP (with GMWB rider)                            19   7.70        149    2.13%     1.45%     -27.83%
Credit Suisse Small Cap Core I Portfolio
   AIG Income Advantage Select                                        10   9.31         90    0.00%     0.20%       9.88%
   AIG Income Advantage VUL                                          367   6.05      2,221    0.11%     0.20%     -29.18%
   AIG Income Advantage VUL (with GMWB rider)                        347   6.00      2,082    0.12%     0.95%     -11.88%
   AIG Protection Advantage VUL                                    3,803   6.87     26,107    0.00%     0.70%      -6.95%
   Platinum Investor I & II                                       25,694   5.25    134,862    0.08%     0.75%     -35.09%
   Platinum Investor III                                         125,824   5.15    648,178    0.09%     0.70%     -35.06%
   Platinum Investor IV                                           14,236   6.58     93,703    0.09%     0.70%     -35.05%
   Platinum Investor FlexDirector                                  3,604   6.52     23,485    0.14%     0.70%     -35.06%
   Platinum Investor PLUS                                         11,571   8.22     95,148    0.08%     0.70%     -35.05%
   Platinum Investor Survivor                                      4,999   5.40     27,003    0.10%     0.40%     -34.86%
   Platinum Investor Survivor II                                   2,615   7.78     20,338    0.11%     0.75%     -35.09%
   Platinum Investor VIP                                          24,565   6.04    148,463    0.09%     0.70%     -35.05%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                       68,356   8.39    573,651    1.01%     0.75%     -40.87%
   Platinum Investor I & II (first reduction in expense ratio)     4,112   5.87     24,142    1.01%     0.50%     -36.13%
   Platinum Investor III                                         206,802   8.27  1,710,440    1.02%     0.70%     -40.84%
   Platinum Investor IV                                           15,768   6.94    109,471    0.99%     0.70%     -40.84%
   Platinum Investor FlexDirector                                      0   7.52          2    1.34%     0.70%     -40.84%
   Platinum Investor PLUS                                         20,545   8.69    178,463    1.02%     0.70%     -40.84%
   Platinum Investor Survivor                                      9,909   8.64     85,567    0.98%     0.40%     -40.66%
   Platinum Investor Survivor II                                  12,223   9.50    116,077    0.98%     0.75%     -40.87%

                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                 3,948 $ 6.92 $    27,324    0.85%     0.35%     -37.81%
   Corporate America (reduced surrender charge)                         --   6.43          --    0.85%     0.65%     -38.00%
   Platinum Investor I & II                                        257,700   8.23   2,120,828    0.93%     0.75%     -38.06%
   Platinum Investor I & II (first reduction in expense ratio)      29,390   6.47     190,180    0.93%     0.50%     -35.79%
   Platinum Investor III                                           425,589   6.35   2,703,867    0.94%     0.70%     -38.03%
   Platinum Investor IV                                             17,788   6.05     107,568    0.90%     0.70%     -38.03%
   Platinum Investor FlexDirector                                    1,260   6.02       7,586    0.84%     0.70%     -38.03%
   Platinum Investor PLUS                                           34,678   6.86     237,839    0.93%     0.70%     -38.03%
   Platinum Investor Survivor                                       33,991   6.90     234,522    1.00%     0.40%     -37.84%
   Platinum Investor Survivor II                                    36,943   7.44     274,775    0.71%     0.75%     -38.06%
Dreyfus VIF International Value Portfolio - Initial Shares
   AIG Income Advantage Select                                       1,036  10.25      10,622    0.00%     0.20%       9.71%
   AIG Income Advantage VUL                                          2,962   6.02      17,835    0.27%     0.20%     -34.03%
   AIG Income Advantage VUL (with GMWB rider)                          472   5.97       2,817    0.27%     0.95%      -4.75%
   AIG Protection Advantage VUL                                      1,481   6.87      10,172    0.00%     0.70%     -21.64%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                 2,263  13.96      31,590    5.13%     0.35%      -4.51%
   Corporate America (reduced surrender charge)                     14,726  10.55     155,398    5.13%     0.65%      -4.80%
   Platinum Investor I & II                                        215,922  13.71   2,960,319    5.04%     0.75%      -4.90%
   Platinum Investor I & II (first reduction in expense ratio)      12,508   9.54     119,339    5.04%     0.50%      -4.02%
   Platinum Investor III                                           272,054  13.01   3,539,694    5.22%     0.70%      -4.85%
   Platinum Investor IV                                             28,179  10.22     287,982    5.77%     0.70%      -4.85%
   Platinum Investor FlexDirector                                      228  10.50       2,400    4.89%     0.70%      -4.85%
   Platinum Investor PLUS                                           22,479  11.54     259,295    4.92%     0.70%      -4.85%
   Platinum Investor Survivor                                       12,457  13.91     173,331    4.86%     0.40%      -4.56%
   Platinum Investor Survivor II                                    10,093  11.56     116,648    6.56%     0.75%      -4.90%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                   13,951   9.45     131,786    2.45%     0.75%     -29.44%
   AIG Income Advantage VUL                                            608   6.99       4,248    6.47%     0.20%     -25.80%
   AIG Protection Advantage VUL                                        260   7.23       1,880    6.66%     0.70%     -30.84%
   Platinum Investor I & II                                        111,022   8.99     998,288    2.49%     0.75%     -29.44%
   Platinum Investor I & II (first reduction in expense ratio)       9,097   7.00      63,703    2.49%     0.50%     -30.80%
   Platinum Investor III                                           255,338   8.99   2,295,700    2.59%     0.70%     -29.40%
   Platinum Investor IV                                             11,064   8.85      97,895    2.73%     0.70%     -29.40%
   Platinum Investor FlexDirector                                    1,264   9.00      11,369    2.45%     0.70%     -29.40%
   Platinum Investor PLUS                                           27,097  10.28     278,507    2.58%     0.70%     -29.40%
   Platinum Investor Survivor                                        8,228   9.25      76,128    2.29%     0.40%     -29.19%
   Platinum Investor Survivor II                                    18,015  10.02     180,428    2.45%     0.75%     -29.44%
   Platinum Investor VIP                                            19,358   8.42     163,067    3.23%     0.70%     -29.40%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                   34,318  10.51     360,853    0.81%     0.75%     -43.12%
   AIG Income Advantage Select                                         541   9.63       5,208    0.07%     0.20%       5.04%
   AIG Income Advantage VUL                                         21,133   5.52     116,625    2.25%     0.20%     -42.80%
   AIG Protection Advantage VUL                                      7,443   6.22      46,273    2.20%     0.70%     -36.58%
   Corporate America (reduced surrender charge)                     67,700   9.37     634,579    1.17%     0.65%     -43.06%
   Platinum Investor I & II                                        405,126   9.22   3,734,668    0.75%     0.75%     -43.12%
   Platinum Investor I & II (first reduction in expense ratio)      95,939   6.09     584,362    0.75%     0.50%     -39.57%
   Platinum Investor III                                         1,289,957   9.12  11,759,787    0.78%     0.70%     -43.09%
   Platinum Investor IV                                            128,493   8.41   1,079,996    0.88%     0.70%     -43.09%

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor FlexDirector                                  5,879 $ 9.31 $   54,705    0.64%     0.70%     -43.09%
   Platinum Investor PLUS                                        104,878  10.91  1,144,141    0.81%     0.70%     -43.09%
   Platinum Investor Survivor                                    108,914   9.49  1,033,134    0.84%     0.40%     -42.92%
   Platinum Investor Survivor II                                 140,974  11.48  1,618,117    0.90%     0.75%     -43.12%
   Platinum Investor VIP                                         234,203   7.10  1,662,978    1.10%     0.70%     -43.09%
   Platinum Investor VIP (with GMWB rider)                           432   6.96      3,004    1.10%     1.45%     -43.52%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                 40,538   7.84    317,973    2.19%     0.75%     -43.24%
   AIG Income Advantage Select                                        58   9.61        555    2.19%     0.20%       4.46%
   AIG Income Advantage VUL                                        9,518   5.35     50,953    6.71%     0.20%     -38.19%
   AIG Protection Advantage VUL                                    3,719   6.03     22,434    6.76%     0.70%     -39.56%
   Corporate America (reduced surrender charge)                   52,301   7.72    403,892    2.58%     0.65%     -43.18%
   Platinum Investor I & II                                      218,708   7.93  1,734,224    2.31%     0.75%     -43.24%
   Platinum Investor I & II (first reduction in expense ratio)    48,900   6.03    294,950    2.31%     0.50%     -35.24%
   Platinum Investor III                                         785,541   7.96  6,249,987    2.34%     0.70%     -43.21%
   Platinum Investor IV                                           54,475   7.12    387,969    2.56%     0.70%     -43.21%
   Platinum Investor FlexDirector                                  9,767   7.57     73,983    5.29%     0.70%     -43.21%
   Platinum Investor PLUS                                         81,168   8.57    695,373    2.48%     0.70%     -43.21%
   Platinum Investor Survivor                                     82,212   8.16    670,798    2.35%     0.40%     -43.04%
   Platinum Investor Survivor II                                 118,561   8.67  1,028,428    2.73%     0.75%     -43.24%
   Platinum Investor VIP                                         102,686   6.55    672,913    3.08%     0.70%     -43.21%
   Platinum Investor VIP (with GMWB rider)                           185   6.42      1,185    3.08%     1.45%     -43.64%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        1,535   6.49      9,960    6.54%     0.20%     -29.21%
   AIG Protection Advantage VUL                                      758   7.03      5,329    6.77%     0.70%     -30.94%
   Platinum Investor I & II                                           --   7.68         --    0.00%     0.75%     -33.30%
   Platinum Investor III                                           3,169   7.69     24,376    2.93%     0.70%     -33.27%
   Platinum Investor IV                                              284   7.69      2,181    2.76%     0.70%     -33.27%
   Platinum Investor FlexDirector                                    624   7.69      4,801    5.85%     0.70%     -33.27%
   Platinum Investor PLUS                                              7   7.69         55    6.19%     0.70%     -30.73%
   Platinum Investor VIP                                           2,753   7.87     21,671    3.42%     0.70%     -33.27%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        2,368   6.33     14,991    6.80%     0.20%     -31.10%
   AIG Protection Advantage VUL                                      236   6.89      1,628    6.19%     0.70%      -4.25%
   Corporate America (reduced surrender charge)                   51,126   6.64    339,463    6.24%     0.65%     -24.61%
   Platinum Investor III                                           5,066   7.54     38,172    2.67%     0.70%     -34.82%
   Platinum Investor IV                                              112   7.54        848    2.30%     0.70%     -34.82%
   Platinum Investor PLUS                                              7   7.54         55    6.27%     0.70%     -32.19%
   Platinum Investor VIP                                           6,838   7.73     52,852    2.91%     0.70%     -34.82%
   Platinum Investor VIP (with GMWB rider)                            51   7.58        383    2.91%     1.45%     -27.41%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        1,349   5.92      7,986    5.73%     0.20%     -35.25%
   AIG Protection Advantage VUL                                      901   6.54      5,895    5.67%     0.70%     -35.46%
   Platinum Investor III                                           5,206   7.15     37,247    2.17%     0.70%     -38.60%
   Platinum Investor IV                                              466   7.15      3,330    4.02%     0.70%     -38.60%
   Platinum Investor PLUS                                            111   7.15        797    2.61%     0.70%     -38.60%
   Platinum Investor Survivor II                                  10,220   7.14     73,016    2.19%     0.75%     -38.63%
   Platinum Investor VIP                                          23,931   7.37    176,290    2.97%     0.70%     -38.60%
   Platinum Investor VIP (with GMWB rider)                           192   7.22      1,386    2.97%     1.45%     -39.06%

                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                             Investment
                                                                           Unit                Income    Expense    Total
Divisions                                                          Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  --------- ------ ---------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                   20,013 $ 5.91 $  118,321    0.58%     0.75%     -47.70%
   AIG Income Advantage Select                                         820   8.83      7,247    1.75%     0.20%       0.60%
   AIG Income Advantage VUL                                          6,084   5.03     30,618    1.77%     0.20%     -41.75%
   AIG Protection Advantage VUL                                      2,787   5.73     15,970    1.83%     0.70%     -42.37%
   Corporate America (reduced surrender charge)                     36,580   7.83    286,331    0.66%     0.65%     -47.65%
   Platinum Investor I & II                                        180,342   4.95    892,084    0.62%     0.75%     -47.70%
   Platinum Investor I & II (first reduction in expense ratio)      13,222   5.66     74,882    0.62%     0.50%     -42.39%
   Platinum Investor III                                         1,109,743   4.91  5,450,656    0.62%     0.70%     -47.68%
   Platinum Investor IV                                             39,300   7.40    290,729    0.62%     0.70%     -47.68%
   Platinum Investor FlexDirector                                    6,834   7.11     48,605    0.44%     0.70%     -47.68%
   Platinum Investor PLUS                                          100,968   7.90    798,102    0.59%     0.70%     -47.68%
   Platinum Investor Survivor                                       65,987   5.09    335,882    0.61%     0.40%     -47.52%
   Platinum Investor Survivor II                                   140,365   7.01    984,555    0.72%     0.75%     -47.70%
   Platinum Investor VIP                                            46,542   6.81    316,817    0.93%     0.70%     -47.68%
   Platinum Investor VIP (with GMWB rider)                              --   6.67         --    0.93%     1.45%     -48.07%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage Select                                         757   9.78      7,408    0.31%     0.20%       7.11%
   AIG Income Advantage VUL                                          8,302   5.76     47,798    0.30%     0.20%     -39.73%
   AIG Protection Advantage VUL                                      1,477   6.35      9,372    0.31%     0.70%     -34.33%
   Corporate America (reduced surrender charge)                     51,258  10.36    531,016    0.26%     0.65%     -40.00%
   Platinum Investor I & II                                          7,691  15.53    119,436    0.24%     0.75%     -40.06%
   Platinum Investor III                                           168,736  15.57  2,627,684    0.25%     0.70%     -40.03%
   Platinum Investor IV                                             76,703   8.84    678,399    0.26%     0.70%     -40.03%
   Platinum Investor FlexDirector                                      660  10.41      6,868    0.29%     0.70%     -40.03%
   Platinum Investor PLUS                                           17,851  15.57    277,995    0.26%     0.70%     -40.03%
   Platinum Investor Survivor                                        7,304  15.84    115,687    0.24%     0.40%     -39.85%
   Platinum Investor Survivor II                                    27,150  15.53    421,603    0.26%     0.75%     -40.06%
   Platinum Investor VIP                                           157,643   7.23  1,140,302    0.27%     0.70%     -40.03%
   Platinum Investor VIP (with GMWB rider)                              --   7.09         --    0.27%     1.45%     -40.48%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   AIG Income Advantage Select                                          42   9.79        414    0.00%     0.20%       9.09%
   AIG Income Advantage VUL                                          4,630   6.23     28,835    0.54%     0.20%     -33.15%
   AIG Protection Advantage VUL                                      2,135   6.76     14,438    0.00%     0.70%     -36.13%
   Corporate America (reduced surrender charge)                     29,058   9.15    265,878    1.52%     0.65%     -33.45%
   Platinum Investor I & II                                         12,124  13.16    159,555    1.31%     0.75%     -33.52%
   Platinum Investor I & II (first reduction in expense ratio)       1,749   6.45     11,281    1.31%     0.50%      -5.47%
   Platinum Investor III                                           287,214  13.20  3,790,452    1.12%     0.70%     -33.48%
   Platinum Investor IV                                             56,789   8.01    454,596    1.34%     0.70%     -33.48%
   Platinum Investor FlexDirector                                    2,223   9.43     20,969    1.23%     0.70%     -33.48%
   Platinum Investor PLUS                                           23,647  13.20    312,075    1.23%     0.70%     -33.48%
   Platinum Investor Survivor                                       31,440  13.42    422,045    1.12%     0.40%     -33.28%
   Platinum Investor Survivor II                                    43,729  13.16    575,472    1.40%     0.75%     -33.52%
   Platinum Investor VIP                                           105,874   6.92    732,746    1.27%     0.70%     -33.48%
   Platinum Investor VIP (with GMWB rider)                              46   6.78        315    1.27%     1.45%     -33.98%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                   12,546   4.96     62,198    0.00%     0.75%     -42.93%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                     11,064  11.07    122,448    6.56%     0.65%       6.89%
   Platinum Investor I & II                                         39,419  13.50    532,195    4.00%     0.75%       6.79%
   Platinum Investor I & II (first reduction in expense ratio)       1,113  10.51     11,702    4.00%     0.50%       0.06%

                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Franklin U.S. Government Fund - Class 2 -
  Continued
   Platinum Investor III                                         144,004 $13.55 $1,950,992    4.68%     0.70%       6.84%
   Platinum Investor IV                                           71,220  11.81    840,928    5.35%     0.70%       6.84%
   Platinum Investor FlexDirector                                  2,241  12.06     27,031    5.15%     0.70%       6.84%
   Platinum Investor PLUS                                         40,992  13.11    537,213    4.81%     0.70%       6.84%
   Platinum Investor Survivor                                      3,412  13.84     47,213    5.16%     0.40%       7.16%
   Platinum Investor Survivor II                                  30,845  13.50    416,428    5.28%     0.75%       6.79%
   Platinum Investor VIP                                          77,722  11.67    906,767    5.97%     0.70%       6.84%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AIG Income Advantage VUL                                        2,683   6.05     16,239    2.22%     0.20%     -31.75%
   AIG Protection Advantage VUL                                   10,591   6.62     70,138    3.94%     0.70%     -34.34%
   Corporate America (reduced surrender charge)                    2,994   6.17     18,478    4.22%     0.65%     -31.11%
   Platinum Investor I & II                                      136,039  10.05  1,367,696    2.73%     0.75%     -37.58%
   Platinum Investor I & II (first reduction in expense ratio)     7,860   6.62     52,041    2.73%     0.50%     -28.50%
   Platinum Investor III                                         361,844  10.09  3,650,596    3.08%     0.70%     -37.55%
   Platinum Investor IV                                           48,195   8.25    397,824    3.10%     0.70%     -37.55%
   Platinum Investor FlexDirector                                  7,764   8.89     68,988    3.37%     0.70%     -37.55%
   Platinum Investor PLUS                                         38,761   9.92    384,517    3.19%     0.70%     -37.55%
   Platinum Investor Survivor                                     30,412  10.30    313,333    3.26%     0.40%     -37.36%
   Platinum Investor Survivor II                                  22,386  10.05    225,063    3.38%     0.75%     -37.58%
   Platinum Investor VIP                                          70,271   7.28    511,532    3.36%     0.70%     -37.55%
   Platinum Investor VIP (with GMWB rider)                           942   7.13      6,723    3.36%     1.45%     -38.02%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                 12,881   8.87    114,219    2.46%     0.75%     -40.82%
   Corporate America (reduced surrender charge)                    4,080   6.39     26,071    8.36%     0.65%     -40.76%
   Platinum Investor I & II                                       70,906  11.10    786,812    2.51%     0.75%     -40.82%
   Platinum Investor I & II (first reduction in expense ratio)     7,244   6.27     45,442    2.51%     0.50%     -28.96%
   Platinum Investor III                                         206,469  11.14  2,299,130    2.42%     0.70%     -40.79%
   Platinum Investor IV                                           32,514   8.89    289,023    2.48%     0.70%     -40.79%
   Platinum Investor FlexDirector                                  8,778   9.94     87,290    1.98%     0.70%     -40.79%
   Platinum Investor PLUS                                         29,693  10.77    319,692    2.44%     0.70%     -40.79%
   Platinum Investor Survivor                                      8,676  11.37     98,656    2.54%     0.40%     -40.62%
   Platinum Investor Survivor II                                  87,800  11.10    974,287    2.55%     0.75%     -40.82%
   Platinum Investor VIP                                          42,972   7.86    337,865    2.54%     0.70%     -40.79%
   Platinum Investor VIP (with GMWB rider)                             0   7.71          1    2.54%     1.45%     -41.24%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                        4,376   6.44     28,177    0.14%     0.75%     -42.19%
   Platinum Investor III                                           7,521   6.46     48,621    0.12%     0.70%     -42.16%
   Platinum Investor PLUS                                            107   7.90        843    0.14%     0.70%     -42.16%
   Platinum Investor Survivor                                    543,153   6.62  3,597,529    0.13%     0.40%     -41.99%
   Platinum Investor Survivor II                                  41,469   6.84    283,687    0.14%     0.75%     -42.19%
Janus Aspen Forty Portfolio - Service Shares
   AIG Income Advantage Select                                        72   9.20        659    0.00%     0.20%       4.83%
   AIG Income Advantage VUL                                        9,503   5.45     51,834    0.00%     0.20%     -40.04%
   AIG Income Advantage VUL (with GMWB rider)                        563   5.41      3,042    0.00%     0.95%     -14.18%
   AIG Protection Advantage VUL                                    8,346   5.83     48,698    0.00%     0.70%     -47.32%
Janus Aspen International Growth Portfolio - Service Shares
   AIG Income Advantage VUL                                       23,508   4.53    106,380    0.72%     0.20%     -47.50%
   AIG Protection Advantage VUL                                    6,375   4.92     31,381    0.00%     0.70%     -51.88%
   Corporate America (reduced surrender charge)                   21,932  13.46    295,192    3.68%     0.65%     -52.54%
   Platinum Investor I & II                                      128,069   9.06  1,160,258    3.25%     0.75%     -52.59%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Janus Aspen International Growth Portfolio - Service Shares -
  Continued
   Platinum Investor I & II (first reduction in expense ratio)    34,360 $ 4.83 $  165,813    3.25%     0.50%     -51.74%
   Platinum Investor III                                         429,840   9.02  3,875,411    2.76%     0.70%     -52.56%
   Platinum Investor IV                                           35,305  11.33    400,135    2.87%     0.70%     -52.56%
   Platinum Investor FlexDirector                                 10,147  12.51    126,927    3.23%     0.70%     -52.56%
   Platinum Investor PLUS                                         32,174  14.45    464,858    1.97%     0.70%     -52.56%
   Platinum Investor Survivor                                     60,006   9.32    559,399    2.88%     0.40%     -52.42%
   Platinum Investor Survivor II                                  59,549  14.24    848,143    3.08%     0.75%     -52.59%
   Platinum Investor VIP                                          96,877   7.84    759,925    3.27%     0.70%     -52.56%
   Platinum Investor VIP (with GMWB rider)                         1,841   7.69     14,152    3.27%     1.45%     -52.92%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   AIG Income Advantage Select                                        25   9.19        232    0.19%     0.20%       5.55%
   AIG Income Advantage VUL                                        4,366   5.52     24,122    0.19%     0.20%     -38.02%
   AIG Protection Advantage VUL                                    6,031   5.94     35,841    0.19%     0.70%     -45.09%
   Corporate America (reduced surrender charge)                   12,573   9.76    122,680    0.12%     0.65%     -44.22%
   Platinum Investor I & II                                      107,724   4.47    481,574    0.09%     0.75%     -44.28%
   Platinum Investor I & II (first reduction in expense ratio)     2,175   5.58     12,129    0.09%     0.50%     -39.10%
   Platinum Investor III                                         401,134   4.37  1,753,054    0.07%     0.70%     -44.25%
   Platinum Investor IV                                            7,685   8.48     65,170    0.07%     0.70%     -44.25%
   Platinum Investor FlexDirector                                     64   9.60        617    0.13%     0.70%     -44.25%
   Platinum Investor PLUS                                         13,385  11.42    152,853    0.07%     0.70%     -44.25%
   Platinum Investor Survivor                                      4,677   4.60     21,515    0.06%     0.40%     -44.08%
   Platinum Investor Survivor II                                  19,365  10.17    197,010    0.10%     0.75%     -44.28%
   Platinum Investor VIP                                          16,140   7.17    115,758    0.10%     0.70%     -44.25%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   10,575   8.07     85,349    1.47%     0.65%     -45.17%
   Platinum Investor I & II                                      132,762   4.74    628,905    1.03%     0.75%     -45.22%
   Platinum Investor I & II (first reduction in expense ratio)     6,907   5.91     40,852    1.03%     0.50%     -40.94%
   Platinum Investor III                                         356,867   4.71  1,679,469    1.03%     0.70%     -45.19%
   Platinum Investor IV                                            9,511   7.35     69,880    1.07%     0.70%     -45.19%
   Platinum Investor PLUS                                         16,406   7.52    123,298    1.05%     0.70%     -45.19%
   Platinum Investor Survivor                                     11,785   4.87     57,445    0.95%     0.40%     -45.03%
   Platinum Investor Survivor II                                   8,663   7.18     62,226    0.46%     0.75%     -45.22%
JPMorgan Insurance Trust Government Bond Portfolio - Class I
   AIG Income Advantage Select                                        37  10.79        404    0.00%     0.20%       1.87%
   AIG Income Advantage VUL                                          737  11.18      8,245    0.00%     0.20%       7.25%
   AIG Protection Advantage VUL                                    1,808  10.79     19,499    0.00%     0.70%       7.06%
JPMorgan International Equity Portfolio
   AIG Income Advantage Select                                        38  10.00        383    0.00%     0.20%       4.61%
   AIG Income Advantage VUL                                          867   5.65      4,894    0.00%     0.20%     -39.87%
   AIG Income Advantage VUL (with GMWB rider)                        578   5.60      3,232    0.00%     0.95%      -8.83%
   AIG Protection Advantage VUL                                    2,561   6.24     15,973    0.00%     0.70%     -40.58%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                        5,215  12.59     65,672    1.14%     0.75%     -33.71%
   Platinum Investor III                                         113,000  12.63  1,426,970    1.14%     0.70%     -33.67%
   Platinum Investor IV                                           13,187   8.37    110,361    1.14%     0.70%     -33.67%
   Platinum Investor PLUS                                          4,663  12.63     58,888    1.23%     0.70%     -33.67%
   Platinum Investor Survivor                                        440  12.84      5,653    1.42%     0.40%     -33.47%
   Platinum Investor Survivor II                                   2,525  12.59     31,794    1.15%     0.75%     -33.71%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                       45,422   8.45    383,805    0.19%     0.75%     -32.49%

                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
JPMorgan Small Company Portfolio - Continued
   Platinum Investor I & II (first reduction in expense ratio)     2,583 $ 6.82 $   17,609    0.19%     0.50%     -29.96%
   Platinum Investor III                                         114,191   8.33    951,426    0.19%     0.70%     -32.46%
   Platinum Investor IV                                           17,990   7.57    136,192    0.19%     0.70%     -32.46%
   Platinum Investor FlexDirector                                    437   8.99      3,932    0.20%     0.70%     -32.46%
   Platinum Investor PLUS                                         10,402  10.37    107,910    0.20%     0.70%     -32.46%
   Platinum Investor Survivor                                      1,919   8.69     16,689    0.13%     0.40%     -32.26%
   Platinum Investor Survivor II                                   7,761  10.86     84,273    0.17%     0.75%     -32.49%
   Platinum Investor VIP                                          63,744   6.58    419,176    0.21%     0.70%     -32.46%
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                    2,474   8.42     20,843    0.88%     0.65%     -39.55%
   Platinum Investor I & II                                       59,403   5.07    301,067    0.80%     0.75%     -39.61%
   Platinum Investor I & II (first reduction in expense ratio)     4,151   6.35     26,370    0.80%     0.50%     -35.47%
   Platinum Investor III                                         348,095   5.13  1,784,014    0.82%     0.70%     -39.58%
   Platinum Investor IV                                            6,863   7.80     53,531    0.83%     0.70%     -39.58%
   Platinum Investor FlexDirector                                     --   8.05         --    1.80%     0.70%     -39.58%
   Platinum Investor PLUS                                         42,956   8.63    370,819    0.81%     0.70%     -39.58%
   Platinum Investor Survivor                                     20,987   5.22    109,454    0.82%     0.40%     -39.40%
   Platinum Investor Survivor II                                   4,968   7.85     38,990    0.84%     0.75%     -39.61%
MFS VIT Growth Series - Initial Class*
   AG Legacy Plus                                                  6,706   9.30     62,354    0.24%     0.75%     -37.89%
   Corporate America (reduced surrender charge)                    3,511   9.90     34,772    0.32%     0.65%     -37.82%
   Platinum Investor I & II                                      441,761   9.05  3,999,017    0.24%     0.75%     -37.89%
   Platinum Investor I & II (first reduction in expense ratio)    39,809   6.33    252,017    0.24%     0.50%     -36.79%
   Platinum Investor III                                         593,599   4.80  2,850,895    0.23%     0.70%     -37.85%
   Platinum Investor IV                                            7,247   8.92     64,672    0.24%     0.70%     -37.85%
   Platinum Investor FlexDirector                                 12,043   9.14    110,102    0.02%     0.70%     -37.85%
   Platinum Investor PLUS                                         39,006  10.11    394,477    0.24%     0.70%     -37.85%
   Platinum Investor Survivor                                     82,598   4.35    358,966    0.25%     0.40%     -37.67%
   Platinum Investor Survivor II                                   4,112   8.68     35,699    0.24%     0.75%     -37.89%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                 18,962   5.63    106,733    0.00%     0.75%     -39.78%
   AIG Income Advantage Select                                        24   9.70        232    0.00%     0.20%       5.92%
   AIG Income Advantage VUL                                        1,511   5.63      8,513    0.00%     0.20%     -38.14%
   AIG Protection Advantage VUL                                    4,534   6.49     29,413    0.00%     0.70%      -3.32%
   Corporate America (reduced surrender charge)                    3,103   8.28     25,686    0.00%     0.65%     -39.72%
   Platinum Investor I & II                                       36,032   6.03    217,254    0.00%     0.75%     -39.78%
   Platinum Investor I & II (first reduction in expense ratio)     6,162   6.16     37,960    0.00%     0.50%     -37.78%
   Platinum Investor III                                         286,090   5.92  1,693,093    0.00%     0.70%     -39.75%
   Platinum Investor IV                                            9,746   7.42     72,338    0.00%     0.70%     -39.75%
   Platinum Investor FlexDirector                                    380   7.17      2,726    0.00%     0.70%     -39.75%
   Platinum Investor PLUS                                         19,612   8.04    157,680    0.00%     0.70%     -39.75%
   Platinum Investor Survivor                                      7,507   6.20     46,577    0.00%     0.40%     -39.57%
   Platinum Investor Survivor II                                  16,434   7.73    127,069    0.00%     0.75%     -39.78%
   Platinum Investor VIP                                          12,626   6.46     81,571    0.00%     0.70%     -39.75%
   Platinum Investor VIP (with GMWB rider)                           232   6.33      1,470    0.00%     1.45%     -40.21%
MFS VIT Research Series - Initial Class
   AIG Income Advantage Select                                        39   9.74        385    0.00%     0.20%       5.04%
   AIG Income Advantage VUL                                        1,191   6.21      7,403    0.01%     0.20%     -28.91%
   AIG Protection Advantage VUL                                      853   6.78      5,779    0.00%     0.70%     -29.99%
   Corporate America (reduced surrender charge)                    1,336   9.45     12,621    0.60%     0.65%     -36.50%

                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor I & II                                       54,517 $ 6.27 $  341,731    0.44%     0.75%     -36.56%
   Platinum Investor III                                         297,288   6.26  1,860,022    0.42%     0.70%     -36.53%
   Platinum Investor IV                                            4,316   8.35     36,052    0.60%     0.70%     -36.53%
   Platinum Investor FlexDirector                                      9   9.02         80    1.21%     0.70%     -36.53%
   Platinum Investor PLUS                                         11,218   9.89    110,928    0.57%     0.70%     -36.53%
   Platinum Investor Survivor                                     20,460   6.45    131,968    0.42%     0.40%     -36.34%
   Platinum Investor Survivor II                                  11,691   9.19    107,487    0.55%     0.75%     -36.56%
   Platinum Investor VIP                                          10,152   7.69     78,024    0.48%     0.70%     -36.53%
   Platinum Investor VIP (with GMWB rider)                            --   7.53         --    0.48%     1.45%     -37.01%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                 88,007   5.64    496,645    3.26%     0.75%     -22.71%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AIG Income Advantage Select                                         9   9.34         87    0.00%     0.20%       5.62%
   AIG Income Advantage VUL                                        4,645   5.36     24,904    0.00%     0.20%     -37.73%
   AIG Protection Advantage VUL                                    2,757   6.26     17,260    0.00%     0.70%     -34.75%
   Corporate America (reduced surrender charge)                    6,282  10.01     62,886    0.00%     0.65%     -43.74%
   Platinum Investor I & II                                       73,767   5.62    414,288    0.00%     0.75%     -43.79%
   Platinum Investor I & II (first reduction in expense ratio)     7,210   6.08     43,867    0.00%     0.50%     -39.16%
   Platinum Investor III                                         412,127   5.53  2,280,401    0.00%     0.70%     -43.76%
   Platinum Investor IV                                           15,249   8.80    134,268    0.00%     0.70%     -43.76%
   Platinum Investor FlexDirector                                  1,269   9.73     12,351    0.00%     0.70%     -43.76%
   Platinum Investor PLUS                                         38,149  10.32    393,579    0.00%     0.70%     -43.76%
   Platinum Investor Survivor                                     31,239   5.78    180,535    0.00%     0.40%     -43.60%
   Platinum Investor Survivor II                                  33,165   9.45    313,389    0.00%     0.75%     -43.79%
   Platinum Investor VIP                                          24,888   7.29    181,365    0.00%     0.70%     -43.76%
   Platinum Investor VIP (with GMWB rider)                            38   7.14        271    0.00%     1.45%     -34.83%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                  7,647   7.59     58,023    0.64%     0.75%     -52.75%
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AIG Income Advantage VUL                                           25   5.98        150   11.38%     0.20%     -38.42%
   AIG Protection Advantage VUL                                        3   6.27         16    0.00%     0.70%      18.02%
   Corporate America (reduced surrender charge)                      901   6.03      5,439    4.34%     0.65%     -33.74%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                          521   5.47      2,851    0.00%     0.20%     -42.71%
   AIG Protection Advantage VUL                                    1,800   5.87     10,559    0.00%     0.70%     -42.56%
   Platinum Investor I & II                                       14,263   8.53    121,677    2.66%     0.75%     -43.89%
   Platinum Investor III                                          48,640   8.55    416,113    3.09%     0.70%     -43.87%
   Platinum Investor IV                                           38,803   6.54    253,635    2.94%     0.70%     -43.87%
   Platinum Investor FlexDirector                                  2,425   6.97     16,909    2.72%     0.70%     -43.87%
   Platinum Investor PLUS                                          6,749   8.55     57,736    2.66%     0.70%     -43.87%
   Platinum Investor Survivor                                        559   8.70      4,860    2.73%     0.40%     -43.70%
   Platinum Investor Survivor II                                   6,165   8.53     52,591    2.90%     0.75%     -43.89%
   Platinum Investor VIP                                          31,486   6.29    198,007    2.89%     0.70%     -43.87%
   Platinum Investor VIP (with GMWB rider)                            85   6.16        525    2.89%     1.45%     -44.29%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage Select                                        68   9.86        672    0.00%     0.20%       5.19%
   AIG Income Advantage VUL                                        4,483   5.65     25,327    0.17%     0.20%     -40.31%
   AIG Protection Advantage VUL                                    2,553   6.46     16,479    0.00%     0.70%     -32.05%
   Corporate America (reduced surrender charge)                   19,437   9.75    189,531    1.44%     0.65%     -40.58%

                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Oppenheimer Global Securities Fund/VA - Non-Service Shares -
  Continued
   Platinum Investor I & II                                       58,275 $13.96 $  813,643    1.68%     0.75%     -40.64%
   Platinum Investor III                                         111,558  14.00  1,562,012    1.62%     0.70%     -40.61%
   Platinum Investor IV                                           33,592   8.50    285,590    1.59%     0.70%     -40.61%
   Platinum Investor FlexDirector                                    358   9.30      3,326    1.65%     0.70%     -40.61%
   Platinum Investor PLUS                                         15,189  14.00    212,674    1.57%     0.70%     -40.61%
   Platinum Investor Survivor                                      7,501  14.24    106,826    1.56%     0.40%     -40.43%
   Platinum Investor Survivor II                                  11,447  13.96    159,821    1.47%     0.75%     -40.64%
   Platinum Investor VIP                                          71,742   6.99    501,661    1.42%     0.70%     -40.61%
   Platinum Investor VIP (with GMWB rider)                           186   6.85      1,272    1.42%     1.45%     -41.05%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                  5,871   2.90     17,008    9.84%     0.75%     -78.83%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   AIG Income Advantage Select                                        54   8.15        440    4.02%     0.20%       5.70%
   AIG Income Advantage VUL                                        1,857   5.85     10,872    7.62%     0.20%     -47.80%
   AIG Income Advantage VUL (with GMWB rider)                        197   5.80      1,142    7.62%     0.95%     -22.48%
   AIG Protection Advantage VUL                                    2,027   4.79      9,717    4.81%     0.70%     -52.06%
   Corporate America (reduced surrender charge)                    8,706   6.63     57,717   18.32%     0.65%     -44.16%
   Platinum Investor I & II                                        1,826   6.52     11,911    7.52%     0.75%     -44.21%
   Platinum Investor III                                         122,226   6.53    798,196    5.73%     0.70%     -44.18%
   Platinum Investor IV                                            6,033   6.53     39,399   13.12%     0.70%     -44.18%
   Platinum Investor FlexDirector                                  4,730   6.53     30,891    4.02%     0.70%     -53.92%
   Platinum Investor PLUS                                          1,271   6.53      8,301   28.18%     0.70%     -44.18%
   Platinum Investor Survivor II                                  15,145   6.52     98,771    6.50%     0.75%     -44.21%
   Platinum Investor VIP                                          18,554   6.94    128,703    6.80%     0.70%     -44.18%
   Platinum Investor VIP (with GMWB rider)                            --   6.80         --    6.80%     1.45%     -44.60%
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
  Class
   AIG Income Advantage Select                                        14  10.61        148    0.12%     0.20%       0.80%
   AIG Income Advantage VUL                                        4,128  10.05     41,490    2.68%     0.20%      -3.29%
   AIG Protection Advantage VUL                                      438   9.52      4,172    3.06%     0.70%      -4.67%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                 30,817  14.37    442,854    3.68%     0.75%      -7.73%
   AIG Income Advantage Select                                       942   9.89      9,323    0.76%     0.20%       0.80%
   AIG Income Advantage VUL                                        1,280   9.55     12,232    2.80%     0.20%     -10.47%
   AIG Protection Advantage VUL                                      862   9.02      7,777    1.53%     0.70%     -10.31%
   Corporate America (reduced surrender charge)                   71,074  10.62    755,054    3.88%     0.65%      -7.64%
   Platinum Investor I & II                                       75,535  15.65  1,182,395    3.94%     0.75%      -7.73%
   Platinum Investor I & II (first reduction in expense ratio)    24,339   8.91    216,907    3.94%     0.50%     -10.49%
   Platinum Investor III                                         414,874  15.75  6,534,287    3.69%     0.70%      -7.68%
   Platinum Investor IV                                           83,495  10.18    849,577    3.95%     0.70%      -7.68%
   Platinum Investor FlexDirector                                  1,420  10.67     15,153    3.72%     0.70%      -7.68%
   Platinum Investor PLUS                                         42,067  13.30    559,366    3.79%     0.70%      -7.68%
   Platinum Investor Survivor                                     44,908  16.11    723,341    3.73%     0.40%      -7.40%
   Platinum Investor Survivor II                                  49,166  13.45    661,146    3.91%     0.75%      -7.73%
   Platinum Investor VIP                                         102,904  10.15  1,044,079    4.21%     0.70%      -7.68%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage Select                                       721   9.89      7,129    0.86%     0.20%      -1.02%
   AIG Income Advantage VUL                                        2,565  10.00     25,662    2.76%     0.20%      -0.51%
   AIG Income Advantage VUL (with GMWB rider)                        296   9.92      2,932    2.76%     0.95%      -1.01%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Divisions                                                         Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ----------- ---------- --------- ----------
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   AIG Protection Advantage VUL                                    1,159 $ 9.88 $    11,452    0.87%     0.70%      -1.41%
   Corporate America (reduced surrender charge)                    7,352  10.88      80,009    5.21%     0.65%      -0.96%
   Platinum Investor I & II                                       59,060  12.01     709,204    3.78%     0.75%      -1.06%
   Platinum Investor I & II (first reduction in expense ratio)     6,830   9.84      67,203    3.78%     0.50%      -1.39%
   Platinum Investor III                                         201,801  12.05   2,431,125    3.67%     0.70%      -1.01%
   Platinum Investor IV                                           30,573  10.81     330,501    3.76%     0.70%      -1.01%
   Platinum Investor FlexDirector                                  4,865  10.87      52,901    4.52%     0.70%      -1.01%
   Platinum Investor PLUS                                         32,897  11.21     368,873    3.70%     0.70%      -1.01%
   Platinum Investor Survivor                                     37,968  12.36     469,137    3.71%     0.40%      -0.71%
   Platinum Investor Survivor II                                  28,363  11.29     320,292    3.58%     0.75%      -1.06%
   Platinum Investor VIP                                          28,511  10.60     302,190    3.84%     0.70%      -1.01%
   Platinum Investor VIP (with GMWB rider)                            --  10.39          --    3.84%     1.45%      -1.75%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                 29,607  14.62     432,865    4.39%     0.75%       4.01%
   AIG Income Advantage Select                                       713  10.48       7,471    1.06%     0.20%       3.01%
   AIG Income Advantage VUL                                        5,713  10.69      61,042    3.34%     0.20%       4.59%
   AIG Income Advantage VUL (with GMWB rider)                        325  10.59       3,443    3.34%     0.95%       5.59%
   AIG Protection Advantage VUL                                    8,908  10.28      91,539    2.67%     0.70%       1.02%
   Corporate America (reduced surrender charge)                   70,748  11.91     842,610    5.02%     0.65%       4.12%
   Platinum Investor I & II                                      198,957  15.32   3,048,337    4.66%     0.75%       4.01%
   Platinum Investor I & II (first reduction in expense ratio)    18,033  10.11     182,379    4.66%     0.50%       3.54%
   Platinum Investor III                                         837,578  15.44  12,928,030    4.70%     0.70%       4.06%
   Platinum Investor IV                                           90,394  11.72   1,059,822    4.38%     0.70%       4.06%
   Platinum Investor FlexDirector                                 14,438  12.07     174,291    4.64%     0.70%       4.06%
   Platinum Investor PLUS                                         79,589  13.45   1,070,815    4.42%     0.70%       4.06%
   Platinum Investor Survivor                                     84,981  15.77   1,339,779    4.36%     0.40%       4.38%
   Platinum Investor Survivor II                                  88,767  13.55   1,203,001    4.39%     0.75%       4.01%
   Platinum Investor VIP                                         119,697  11.56   1,384,129    4.79%     0.70%       4.06%
   Platinum Investor VIP (with GMWB rider)                           372  11.33       4,212    4.79%     1.45%       3.29%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                      160,907   8.48   1,363,695    1.92%     0.75%     -34.76%
   Platinum Investor I & II (first reduction in expense ratio)    32,516   6.75     219,544    1.92%     0.50%     -30.93%
   Platinum Investor III                                          43,465   8.49     369,120    1.90%     0.70%     -34.73%
   Platinum Investor PLUS                                          1,334   8.49      11,327    1.92%     0.70%     -34.73%
   Platinum Investor Survivor                                      7,589   8.60      65,237    1.78%     0.40%     -34.53%
   Platinum Investor Survivor II                                     566   8.48       4,794    1.94%     0.75%     -34.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                               3,098   7.09      21,950    0.00%     0.35%     -35.72%
   Platinum Investor I & II                                      154,234   6.97   1,075,171    0.00%     0.75%     -35.97%
   Platinum Investor I & II (first reduction in expense ratio)    56,892   6.88     391,379    0.00%     0.50%     -32.22%
   Platinum Investor III                                         118,066   6.99     824,718    0.00%     0.70%     -35.94%
   Platinum Investor PLUS                                          6,743   6.99      47,099    0.00%     0.70%     -35.94%
   Platinum Investor Survivor                                      5,715   7.07      40,409    0.00%     0.40%     -35.75%
   Platinum Investor Survivor II                                   1,013   6.97       7,065    0.00%     0.75%     -35.97%
Pioneer Mid Cap Value VCT Portfolio - Class I
   AIG Income Advantage Select                                        31  10.03         307    0.00%     0.20%       4.92%
   AIG Income Advantage VUL                                        1,546   6.23       9,637    0.13%     0.20%     -29.64%
   AIG Protection Advantage VUL                                      800   6.84       5,477    0.00%     0.70%      -0.23%
   Platinum Investor I & II                                        1,275   7.32       9,339    1.21%     0.75%     -34.07%
   Platinum Investor III                                           6,424   7.33      47,105    1.19%     0.70%     -34.04%

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor IV                                              219 $ 7.33 $    1,609    1.47%     0.70%     -34.04%
   Platinum Investor FlexDirector                                  6,813   7.33     49,964    0.32%     0.70%     -34.04%
   Platinum Investor PLUS                                          2,080   7.33     15,256    1.04%     0.70%     -34.04%
   Platinum Investor Survivor II                                   1,904   7.32     13,941    1.01%     0.75%     -34.07%
   Platinum Investor VIP                                          22,022   7.49    164,913    1.26%     0.70%     -34.04%
   Platinum Investor VIP (with GMWB rider)                         1,091   7.34      8,006    1.26%     1.45%     -34.53%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                 11,095  10.50    116,540    6.47%     0.75%     -31.33%
   AIG Income Advantage VUL                                        2,149   6.90     14,835    0.00%     0.20%     -31.15%
   AIG Protection Advantage VUL                                      855   7.11      6,082    0.00%     0.70%     -27.80%
   Corporate America                                             190,296  10.90  2,074,523    5.96%     0.35%     -31.06%
   Corporate America (reduced surrender charge)                   16,796   7.98    134,019    5.96%     0.65%     -31.26%
   Platinum Investor I & II                                       43,488  10.15    441,211    7.46%     0.75%     -31.33%
   Platinum Investor I & II (first reduction in expense ratio)    27,502   6.97    191,808    7.46%     0.50%     -29.10%
   Platinum Investor III                                          95,178  10.89  1,036,582    6.77%     0.70%     -31.30%
   Platinum Investor IV                                           12,538   7.58     95,049    6.49%     0.70%     -31.30%
   Platinum Investor FlexDirector                                     --   8.15         --   15.47%     0.70%     -31.30%
   Platinum Investor PLUS                                          9,172  10.09     92,578    6.76%     0.70%     -31.30%
   Platinum Investor Survivor                                      1,303  10.87     14,157    6.99%     0.40%     -31.09%
   Platinum Investor Survivor II                                   4,003  10.35     41,434    6.73%     0.75%     -31.33%
   Platinum Investor VIP                                          29,587   7.45    220,326    6.75%     0.70%     -31.30%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                             231,757   7.79  1,806,512    1.98%     0.35%     -38.91%
   Corporate America (reduced surrender charge)                   18,458   7.37    136,017    1.98%     0.65%     -39.09%
   Platinum Investor I & II                                      244,892   7.95  1,946,308    2.24%     0.75%     -39.16%
   Platinum Investor I & II (first reduction in expense ratio)    42,802   6.68    285,737    2.24%     0.50%     -31.35%
   Platinum Investor III                                         522,684   7.19  3,759,309    2.14%     0.70%     -39.12%
   Platinum Investor IV                                           36,572   6.79    248,405    2.10%     0.70%     -39.12%
   Platinum Investor FlexDirector                                  6,282   7.21     45,285    2.93%     0.70%     -39.12%
   Platinum Investor PLUS                                         36,595   8.05    294,575    2.16%     0.70%     -39.12%
   Platinum Investor Survivor                                     21,792   7.77    169,331    2.11%     0.40%     -38.94%
   Platinum Investor Survivor II                                  11,398   7.88     89,831    2.17%     0.75%     -39.16%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                   11,219   9.40    105,461    2.12%     0.65%     -46.37%
   Platinum Investor I & II                                      142,550  10.48  1,493,474    1.91%     0.75%     -46.42%
   Platinum Investor I & II (first reduction in expense ratio)    66,677   5.56    370,819    1.91%     0.50%     -41.39%
   Platinum Investor III                                         194,354   9.29  1,806,135    1.98%     0.70%     -46.40%
   Platinum Investor IV                                           25,928   8.14    211,113    1.95%     0.70%     -46.40%
   Platinum Investor FlexDirector                                    305   9.22      2,813    2.53%     0.70%     -46.40%
   Platinum Investor PLUS                                         15,544  10.92    169,760    1.93%     0.70%     -46.40%
   Platinum Investor Survivor                                     17,764   9.14    162,329    2.06%     0.40%     -46.24%
   Platinum Investor Survivor II                                  19,825  11.84    234,803    1.97%     0.75%     -46.42%
   Platinum Investor VIP                                          72,179   6.82    491,926    1.65%     0.70%     -46.40%
   Platinum Investor VIP (with GMWB rider)                           157   6.68      1,048    1.65%     1.45%     -46.80%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                 14,068  12.77    179,692    1.56%     0.75%     -39.81%
   AIG Income Advantage VUL                                        3,808   5.52     21,020    0.00%     0.20%     -25.70%
   AIG Protection Advantage VUL                                        0   6.36          2    0.00%     0.70%       5.14%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                 27,268   3.61     98,428    0.00%     0.75%     -45.95%

                                   VL-R - 82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------  ------- ------ ---------- ---------- --------- ----------
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                 52,236 $ 4.14 $  216,020    0.00%     0.75%     -37.50%
SunAmerica Aggressive Growth Portfolio - Class 1
   AIG Income Advantage VUL                                          629   4.29      2,698    0.45%     0.20%     -46.29%
   AIG Protection Advantage VUL                                      227   5.10      1,160    0.00%     0.70%       0.31%
   Platinum Investor I & II                                       46,402   6.52    302,593    0.24%     0.75%     -52.99%
   Platinum Investor I & II (first reduction in expense ratio)       279   5.06      1,413    0.24%     0.50%       4.78%
   Platinum Investor III                                          53,491   6.54    349,992    0.70%     0.70%     -52.97%
   Platinum Investor IV                                            7,999   5.55     44,414    0.69%     0.70%     -52.97%
   Platinum Investor FlexDirector                                     82   6.32        518    1.20%     0.70%     -52.97%
   Platinum Investor PLUS                                          8,978   6.95     62,386    0.68%     0.70%     -52.97%
   Platinum Investor Survivor                                        441   6.68      2,945    0.61%     0.40%     -52.83%
   Platinum Investor Survivor II                                   1,870   6.52     12,197    0.24%     0.75%     -52.99%
   Platinum Investor VIP                                          13,634   4.96     67,638    0.94%     0.70%     -52.97%
SunAmerica Balanced Portfolio - Class 1
   AIG Income Advantage VUL                                          423   7.20      3,047    0.06%     0.20%     -20.87%
   AIG Protection Advantage VUL                                       90   7.67        690    8.70%     0.70%     -20.26%
   Platinum Investor I & II                                        3,107   9.18     28,516    6.26%     0.75%     -26.45%
   Platinum Investor III                                          74,953   9.21    690,258    3.61%     0.70%     -26.41%
   Platinum Investor IV                                            6,131   8.58     52,604    3.73%     0.70%     -26.41%
   Platinum Investor FlexDirector                                     34   8.86        305    7.30%     0.70%     -26.41%
   Platinum Investor PLUS                                         20,410   9.50    193,890    3.63%     0.70%     -26.41%
   Platinum Investor Survivor                                        349   9.40      3,281    3.44%     0.40%     -26.19%
   Platinum Investor Survivor II                                   4,680   9.18     42,959    3.81%     0.75%     -26.45%
   Platinum Investor VIP                                          10,011   8.35     83,570    4.15%     0.70%     -26.41%
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                      174,448   7.43  1,296,848    0.21%     0.75%     -49.57%
   Platinum Investor I & II (first reduction in expense ratio)    28,727   5.26    151,022    0.21%     0.50%     -47.43%
   Platinum Investor III                                          89,262   5.00    446,358    0.22%     0.70%     -49.54%
   Platinum Investor IV                                            2,992   7.50     22,429    0.20%     0.70%     -49.54%
   Platinum Investor PLUS                                          5,437   7.96     43,298    0.21%     0.70%     -49.54%
   Platinum Investor Survivor                                     22,841   4.83    110,245    0.22%     0.40%     -49.39%
   Platinum Investor Survivor II                                     401   7.02      2,816    0.21%     0.75%     -49.57%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                       58,845   9.52    560,189    9.31%     0.75%     -23.43%
   Platinum Investor I & II (first reduction in expense ratio)     7,946   7.67     60,930    9.31%     0.50%     -22.34%
   Platinum Investor III                                          22,033   9.89    217,944   10.18%     0.70%     -23.39%
   Platinum Investor IV                                            2,464   8.52     21,006    8.97%     0.70%     -23.39%
   Platinum Investor FlexDirector                                  1,002   9.24      9,260   12.04%     0.70%     -23.40%
   Platinum Investor PLUS                                          3,008  11.05     33,231    9.68%     0.70%     -23.40%
   Platinum Investor Survivor                                        656   9.39      6,158    8.03%     0.40%     -23.16%
   Platinum Investor Survivor II                                  47,036  10.76    506,106    9.31%     0.75%     -23.43%
Van Kampen LIT Capital Growth Portfolio - Class I*
   AG Legacy Plus                                                  7,852   3.05     23,975    0.56%     0.75%     -49.37%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                  9,345  14.64    136,774    4.01%     0.75%       1.05%
Van Kampen LIT Growth and Income Portfolio - Class I
   AIG Income Advantage Select                                        64   9.75        629    0.00%     0.20%       4.79%
   AIG Income Advantage VUL                                        9,334   6.50     60,679    0.87%     0.20%     -29.66%
   AIG Income Advantage VUL (with GMWB rider)                        634   6.44      4,083    0.87%     0.95%      -7.97%
   AIG Protection Advantage VUL                                    5,369   7.13     38,280    0.00%     0.70%     -28.96%

                                   VL-R - 83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Divisions                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Van Kampen LIT Growth and Income Portfolio - Class I - Continued
   Corporate America (reduced surrender charge)                     6,807 $ 6.62 $   45,046    2.84%     0.65%     -25.66%
   Platinum Investor I & II                                       128,366  10.34  1,327,926    2.12%     0.75%     -32.54%
   Platinum Investor I & II (first reduction in expense ratio)     36,760   7.15    262,965    2.12%     0.50%     -28.20%
   Platinum Investor III                                          422,264  10.38  4,382,851    2.16%     0.70%     -32.51%
   Platinum Investor IV                                            48,708   8.64    420,795    2.07%     0.70%     -32.51%
   Platinum Investor FlexDirector                                   1,608   9.40     15,118    1.85%     0.70%     -32.51%
   Platinum Investor PLUS                                          24,326  10.58    257,255    2.17%     0.70%     -32.51%
   Platinum Investor Survivor                                      31,993  10.59    338,779    1.92%     0.40%     -32.31%
   Platinum Investor Survivor II                                   59,550  10.34    616,037    2.09%     0.75%     -32.54%
   Platinum Investor VIP                                           47,105   7.76    365,351    2.00%     0.70%     -32.51%
   Platinum Investor VIP (with GMWB rider)                             19   7.60        141    2.00%     1.45%     -33.02%
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage Select                                         23  10.12        229    0.00%     0.20%       4.41%
   AIG Income Advantage VUL                                        11,126   7.67     85,287    0.31%     0.20%     -22.11%
   AIG Protection Advantage VUL                                       824   7.95      6,550    0.00%     0.70%     -23.01%
   Corporate America (reduced surrender charge)                    12,128   8.90    107,884    7.34%     0.65%     -22.46%
   Platinum Investor I & II                                        42,041  10.96    460,870    8.76%     0.75%     -22.53%
   Platinum Investor I & II (first reduction in expense ratio)      8,791   7.68     67,536    8.76%     0.50%     -20.09%
   Platinum Investor III                                          188,901  11.07  2,091,066    8.81%     0.70%     -22.50%
   Platinum Investor IV                                            33,172   8.55    283,592    8.26%     0.70%     -22.50%
   Platinum Investor FlexDirector                                     604   9.17      5,539    7.05%     0.70%     -22.50%
   Platinum Investor PLUS                                          29,213  10.64    310,965    8.60%     0.70%     -22.50%
   Platinum Investor Survivor                                      25,922  11.28    292,405    8.66%     0.40%     -22.26%
   Platinum Investor Survivor II                                   49,601  10.87    539,188    8.36%     0.75%     -22.53%
   Platinum Investor VIP                                           29,779   8.32    247,736    8.11%     0.70%     -22.50%
   Platinum Investor VIP (with GMWB rider)                             --   8.15         --    8.11%     1.45%     -23.08%
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage Select                                         35   8.82        309    0.00%     0.20%       5.66%
   AIG Income Advantage VUL                                         5,534   5.53     30,604    0.72%     0.20%     -37.37%
   AIG Income Advantage VUL (with GMWB rider)                         259   5.48      1,422    0.72%     0.95%     -19.55%
   AIG Protection Advantage VUL                                     4,513   6.24     28,153    0.00%     0.70%     -43.14%
   Corporate America (reduced surrender charge)                    18,274   8.91    162,804    3.72%     0.65%     -37.65%
   Platinum Investor I & II                                        65,999  16.66  1,099,571    3.81%     0.75%     -37.72%
   Platinum Investor I & II (first reduction in expense ratio)     26,526   5.82    154,321    3.81%     0.50%     -36.13%
   Platinum Investor III                                          309,487  16.70  5,168,369    3.86%     0.70%     -37.69%
   Platinum Investor IV                                            61,634   7.99    492,333    3.86%     0.70%     -37.69%
   Platinum Investor FlexDirector                                   4,769   9.29     44,320    4.67%     0.70%     -37.69%
   Platinum Investor PLUS                                          41,286  12.56    518,662    3.86%     0.70%     -37.69%
   Platinum Investor Survivor                                      17,327  17.14    297,046    3.89%     0.40%     -37.50%
   Platinum Investor Survivor II                                   26,470  14.52    384,274    3.97%     0.75%     -37.72%
   Platinum Investor VIP                                          104,619   6.27    656,151    3.58%     0.70%     -37.69%
   Platinum Investor VIP (with GMWB rider)                            545   6.15      3,348    3.58%     1.45%     -38.15%

                                   VL-R - 84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                          3,656 $11.73 $   42,890    1.15%     0.35%      7.74%
   Corporate America (reduced surrender charge)               2,287  11.67     26,695    1.15%     0.65%      7.41%
   Platinum Investor I & II                                 626,359  11.65  7,299,983    1.07%     0.75%      7.30%
   Platinum Investor III                                    366,734  11.66  4,277,732    1.15%     0.70%      7.36%
   Platinum Investor IV                                      15,117  11.66    176,331    1.26%     0.70%      7.36%
   Platinum Investor FlexDirector                               466  11.66      5,432    1.22%     0.70%      7.36%
   Platinum Investor PLUS                                    24,139  11.66    281,568    1.17%     0.70%      7.36%
   Platinum Investor Survivor                                48,728  11.72    571,245    1.00%     0.40%      7.68%
   Platinum Investor Survivor II                             10,975  11.65    127,910    1.22%     0.75%      7.30%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            26,288  13.64    358,464    0.44%     0.75%     13.86%
   Corporate America                                          4,160  13.36     55,577    0.54%     0.35%     14.32%
   Corporate America (reduced surrender charge)              15,493  19.85    307,481    0.54%     0.65%     13.97%
   Platinum Investor I & II                                 298,009  18.87  5,623,750    0.43%     0.75%     13.86%
   Platinum Investor III                                    374,470  15.87  5,943,046    0.45%     0.70%     13.92%
   Platinum Investor IV                                      34,559  16.87    582,866    0.45%     0.70%     13.92%
   Platinum Investor FlexDirector                             1,882  19.46     36,620    0.53%     0.70%     13.92%
   Platinum Investor PLUS                                    18,541  21.96    407,091    0.44%     0.70%     13.92%
   Platinum Investor Survivor                                62,517  13.32    833,018    0.44%     0.40%     14.26%
   Platinum Investor Survivor II                             27,321  22.97    627,427    0.67%     0.75%     13.86%
   Platinum Investor VIP                                     50,133  13.59    681,251    0.59%     0.70%     13.92%
   Platinum Investor VIP (with GMWB rider)                      269  13.42      3,603    0.59%     1.45%     13.06%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               1,252  11.06     13,847    0.00%     0.65%      1.27%
   Platinum Investor I & II                                  22,276  23.05    513,557    0.00%     0.75%     32.53%
   Platinum Investor III                                     95,473  23.11  2,206,193    0.00%     0.70%     32.60%
   Platinum Investor IV                                      16,264  18.19    295,874    0.00%     0.70%     32.60%
   Platinum Investor FlexDirector                               202  18.21      3,686    0.00%     0.70%     32.60%
   Platinum Investor PLUS                                    15,916  23.11    367,783    0.00%     0.70%     32.60%
   Platinum Investor Survivor                                   234  23.43      5,485    0.00%     0.40%     33.00%
   Platinum Investor Survivor II                             15,700  23.05    361,954    0.00%     0.75%     32.53%
   Platinum Investor VIP                                     25,325  15.00    379,784    0.00%     0.70%     32.60%
   Platinum Investor VIP (with GMWB rider)                      745  14.81     11,027    0.00%     1.45%     31.60%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)              12,245  17.78    217,772    0.00%     0.65%     30.70%
   Platinum Investor I & II                                   7,854  23.69    186,080    0.00%     0.75%     30.57%
   Platinum Investor III                                     58,019  23.75  1,377,837    0.00%     0.70%     30.64%
   Platinum Investor IV                                      21,234  15.72    333,741    0.00%     0.70%     30.64%
   Platinum Investor FlexDirector                             6,305  16.58    104,519    0.00%     0.70%     30.64%
   Platinum Investor PLUS                                     9,983  23.75    237,083    0.00%     0.70%     30.64%
   Platinum Investor Survivor                                 5,119  24.08    123,289    0.00%     0.40%     31.03%
   Platinum Investor Survivor II                             12,138  23.69    287,587    0.00%     0.75%     30.57%
   Platinum Investor VIP                                      9,669  13.54    130,937    0.00%     0.70%     30.64%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            23,902  19.46    465,042    1.67%     0.75%     -5.85%
   AIG Income Advantage VUL                                      69   9.37        646    0.00%     0.20%     -2.11%
   Corporate America                                             --  18.09         --    1.38%     0.35%     -5.47%
   Corporate America (reduced surrender charge)              34,448  12.46    429,066    1.38%     0.65%     -5.76%
   Platinum Investor I & II                                 212,959  17.58  3,743,054    1.67%     0.75%     -5.85%
   Platinum Investor III                                    523,115  17.50  9,154,287    1.62%     0.70%     -5.80%

                                   VL-R - 85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
American Century VP Value Fund - Class I - Continued
   Platinum Investor IV                                     60,681 $11.51 $  698,295    1.51%     0.70%      -5.80%
   Platinum Investor FlexDirector                              417  12.53      5,231    2.22%     0.70%      -5.80%
   Platinum Investor PLUS                                   60,595  14.83    898,356    1.61%     0.70%      -5.80%
   Platinum Investor Survivor                               20,068  18.02    361,676    1.72%     0.40%      -5.52%
   Platinum Investor Survivor II                            67,844  15.48  1,050,422    1.64%     0.75%      -5.85%
   Platinum Investor VIP                                    66,094  10.81    714,310    0.78%     0.70%      -5.80%
   Platinum Investor VIP (with GMWB rider)                      33  10.67        352    0.78%     1.45%      -6.51%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                 32,534   8.09    263,072    0.00%     0.75%      -1.58%
   Platinum Investor III                                   137,087   7.93  1,087,385    0.00%     0.70%      -1.53%
   Platinum Investor IV                                     14,208  10.13    143,990    0.00%     0.70%      -1.53%
   Platinum Investor FlexDirector                            6,485  10.03     65,068    0.00%     0.70%      -1.53%
   Platinum Investor PLUS                                   12,531  12.66    158,663    0.00%     0.70%      -1.53%
   Platinum Investor Survivor                                3,335   8.29     27,651    0.00%     0.40%      -1.23%
   Platinum Investor Survivor II                             1,760  11.98     21,090    0.00%     0.75%      -1.58%
   Platinum Investor VIP                                    20,755   9.31    193,142    0.00%     0.70%      -1.53%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                 76,425  14.19  1,084,582    0.44%     0.75%       0.73%
   Platinum Investor III                                   227,315  13.98  3,177,762    0.43%     0.70%       0.79%
   Platinum Investor IV                                     14,464  11.73    169,726    0.41%     0.70%       0.79%
   Platinum Investor FlexDirector                                1  12.70          9    0.31%     0.70%       0.79%
   Platinum Investor PLUS                                   21,478  14.68    315,341    0.44%     0.70%       0.79%
   Platinum Investor Survivor                               11,856  14.55    172,528    0.43%     0.40%       1.09%
   Platinum Investor Survivor II                            11,969  16.06    192,201    0.43%     0.75%       0.73%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                         4,146  11.13     46,140    0.87%     0.35%     -11.37%
   Corporate America (reduced surrender charge)                804  10.38      8,341    0.87%     0.65%     -11.64%
   Platinum Investor I & II                                291,159  13.29  3,868,547    0.78%     0.75%     -11.73%
   Platinum Investor III                                   451,643  10.25  4,630,192    0.76%     0.70%     -11.68%
   Platinum Investor IV                                     15,484   9.76    151,091    0.77%     0.70%     -11.68%
   Platinum Investor FlexDirector                              950   9.72      9,237    0.77%     0.70%     -11.68%
   Platinum Investor PLUS                                   37,049  11.07    410,024    0.77%     0.70%     -11.68%
   Platinum Investor Survivor                               41,983  11.10    466,008    0.80%     0.40%     -11.42%
   Platinum Investor Survivor II                            49,543  12.01    594,916    0.72%     0.75%     -11.73%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                         2,350  14.62     34,345    5.76%     0.35%       3.18%
   Corporate America (reduced surrender charge)             10,717  11.08    118,798    5.76%     0.65%       2.87%
   Platinum Investor I & II                                263,659  14.42  3,800,876    4.77%     0.75%       2.76%
   Platinum Investor III                                   290,839  13.67  3,976,907    4.77%     0.70%       2.82%
   Platinum Investor IV                                     18,098  10.74    194,383    5.00%     0.70%       2.82%
   Platinum Investor FlexDirector                              204  11.04      2,248    4.78%     0.70%       2.82%
   Platinum Investor PLUS                                   24,653  12.12    298,864    4.98%     0.70%       2.82%
   Platinum Investor Survivor                               16,386  14.58    238,896    4.77%     0.40%       3.13%
   Platinum Investor Survivor II                             7,911  12.15     96,140    5.33%     0.75%       2.76%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                           15,627  13.39    209,211    5.68%     0.75%      14.31%
   Platinum Investor I & II                                128,402  12.74  1,636,238    5.69%     0.75%      14.31%
   Platinum Investor III                                   259,698  12.74  3,307,337    5.70%     0.70%      14.37%
   Platinum Investor IV                                     10,332  12.53    129,491    5.67%     0.70%      14.37%

                                   VL-R - 86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                       Investment
                                                                    Unit                 Income    Expense    Total
Divisions                                                   Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Asset Manager Portfolio - Service Class 2 -
  Continued
   Platinum Investor FlexDirector                             1,407 $12.75 $    17,937    5.69%     0.70%     14.37%
   Platinum Investor PLUS                                    27,735  14.56     403,783    5.69%     0.70%     14.37%
   Platinum Investor Survivor                                10,370  13.07     135,498    5.69%     0.40%     14.71%
   Platinum Investor Survivor II                             20,659  14.19     293,226    5.66%     0.75%     14.31%
   Platinum Investor VIP                                     13,514  11.93     161,245    6.65%     0.70%     14.37%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                            36,128  18.49     667,856    0.71%     0.75%     16.42%
   AIG Income Advantage VUL                                      52   9.65         502    1.37%     0.20%     -0.42%
   Corporate America                                             --  16.68          --    0.94%     0.35%     16.89%
   Corporate America (reduced surrender charge)              37,682  16.46     620,350    0.94%     0.65%     16.54%
   Platinum Investor I & II                                 536,736  16.21   8,698,795    0.78%     0.75%     16.42%
   Platinum Investor III                                  1,273,665  16.02  20,403,188    0.77%     0.70%     16.48%
   Platinum Investor IV                                     120,301  14.77   1,776,774    0.84%     0.70%     16.48%
   Platinum Investor FlexDirector                             8,821  16.35     144,244    0.79%     0.70%     16.48%
   Platinum Investor PLUS                                   111,671  19.17   2,140,696    0.78%     0.70%     16.48%
   Platinum Investor Survivor                               105,504  16.62   1,753,295    0.73%     0.40%     16.83%
   Platinum Investor Survivor II                            124,453  20.18   2,511,380    0.91%     0.75%     16.42%
   Platinum Investor VIP                                    142,414  12.48   1,776,911    1.11%     0.70%     16.48%
   Platinum Investor VIP (with GMWB rider)                      376  12.32       4,633    1.11%     1.45%     15.61%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                            47,079  13.82     650,604    1.62%     0.75%      0.51%
   Corporate America                                             --  14.38          --    2.01%     0.35%      0.92%
   Corporate America (reduced surrender charge)              47,744  13.59     648,927    2.01%     0.65%      0.61%
   Platinum Investor I & II                                 278,846  13.97   3,895,494    1.67%     0.75%      0.51%
   Platinum Investor III                                    835,157  14.01  11,700,853    1.69%     0.70%      0.56%
   Platinum Investor IV                                      50,801  12.54     637,109    1.77%     0.70%      0.56%
   Platinum Investor FlexDirector                             1,535  13.34      20,479    1.61%     0.70%      0.56%
   Platinum Investor PLUS                                    79,964  15.09   1,206,340    1.71%     0.70%      0.56%
   Platinum Investor Survivor                                93,226  14.32   1,335,450    1.76%     0.40%      0.87%
   Platinum Investor Survivor II                             98,593  15.28   1,506,738    1.85%     0.75%      0.51%
   Platinum Investor VIP                                     67,790  11.54     782,267    2.67%     0.70%      0.56%
   Platinum Investor VIP (with GMWB rider)                      123  11.40       1,400    2.67%     1.45%     -0.19%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor I & II                                     166  11.52       1,912    3.79%     0.75%      0.11%
   Platinum Investor III                                      2,346  11.53      27,041    3.02%     0.70%      9.20%
   Platinum Investor IV                                         225  11.53       2,595    2.59%     0.70%      9.20%
   Platinum Investor FlexDirector                                20  11.53         225    2.92%     0.70%      9.20%
   Platinum Investor VIP                                      1,458  11.80      17,202    3.35%     0.70%      9.20%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                      4,335  11.56      50,120    2.66%     0.70%      9.49%
   Platinum Investor IV                                         119  11.56       1,372    2.65%     0.70%      9.49%
   Platinum Investor VIP                                      5,286  11.86      62,686    2.58%     0.70%      9.49%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                      5,248  11.65      61,146    3.24%     0.70%     10.30%
   Platinum Investor IV                                         124  11.65       1,440    2.65%     0.70%     10.30%
   Platinum Investor PLUS                                        76  11.65         881    0.30%     0.70%     10.30%
   Platinum Investor Survivor II                              9,973  11.64     116,114    3.73%     0.75%     10.17%
   Platinum Investor VIP                                     13,551  12.00     162,588    2.93%     0.70%     10.30%
   Platinum Investor VIP (with GMWB rider)                       98  11.85       1,164    2.93%     1.45%     -0.01%

                                   VL-R - 87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Divisions                                                        Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                 22,582 $11.31 $   255,293    0.39%     0.75%     25.71%
   Corporate America (reduced surrender charge)                   33,511  14.95     501,069    0.26%     0.65%     25.83%
   Platinum Investor I & II                                      196,450   9.46   1,858,135    0.37%     0.75%     25.71%
   Platinum Investor III                                       1,142,476   9.39  10,724,408    0.39%     0.70%     25.77%
   Platinum Investor IV                                           39,813  14.14     562,891    0.36%     0.70%     25.77%
   Platinum Investor FlexDirector                                 11,185  13.59     152,037    0.38%     0.70%     25.77%
   Platinum Investor PLUS                                        110,322  15.11   1,666,634    0.37%     0.70%     25.77%
   Platinum Investor Survivor                                     68,631   9.70     665,643    0.39%     0.40%     26.15%
   Platinum Investor Survivor II                                 114,240  13.41   1,532,204    0.27%     0.75%     25.71%
   Platinum Investor VIP                                          23,642  13.01     307,578    0.17%     0.70%     25.77%
   Platinum Investor VIP (with GMWB rider)                             3  12.85          43    0.17%     1.45%     24.83%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage VUL                                           40   9.55         386    0.45%     0.20%     -0.82%
   Corporate America (reduced surrender charge)                   35,856  17.27     619,072    0.50%     0.65%     14.59%
   Platinum Investor I & II                                       16,881  25.91     437,315    0.50%     0.75%     14.47%
   Platinum Investor III                                         183,015  25.97   4,752,299    0.50%     0.70%     14.53%
   Platinum Investor IV                                           72,072  14.75   1,062,903    0.51%     0.70%     14.53%
   Platinum Investor FlexDirector                                    977  17.36      16,955    0.50%     0.70%     14.53%
   Platinum Investor PLUS                                         17,266  25.97     448,354    0.65%     0.70%     14.53%
   Platinum Investor Survivor                                      9,224  26.33     242,885    0.52%     0.40%     14.88%
   Platinum Investor Survivor II                                  23,984  25.91     621,338    0.49%     0.75%     14.47%
   Platinum Investor VIP                                          91,226  12.06   1,100,317    0.49%     0.70%     14.53%
   Platinum Investor VIP (with GMWB rider)                             3  11.91          32    0.49%     1.45%     13.67%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   AIG Income Advantage VUL                                           33   9.32         306    0.00%     0.20%     -1.56%
   Corporate America (reduced surrender charge)                   19,743  13.75     271,444    0.80%     0.65%     -3.02%
   Platinum Investor I & II                                       16,602  19.79     328,622    0.70%     0.75%     -3.11%
   Platinum Investor III                                         216,347  19.84   4,292,535    0.81%     0.70%     -3.06%
   Platinum Investor IV                                           56,062  12.03     674,693    0.72%     0.70%     -3.06%
   Platinum Investor FlexDirector                                  1,608  14.18      22,799    0.74%     0.70%     -3.06%
   Platinum Investor PLUS                                         23,838  19.84     472,968    0.67%     0.70%     -3.06%
   Platinum Investor Survivor                                     26,872  20.12     540,684    0.75%     0.40%     -2.77%
   Platinum Investor Survivor II                                  32,451  19.79     642,359    0.80%     0.75%     -3.11%
   Platinum Investor VIP                                          66,463  10.41     691,552    0.84%     0.70%     -3.06%
   Platinum Investor VIP (with GMWB rider)                            23  10.28         237    0.84%     1.45%     -3.87%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                 12,380   8.69     107,538    0.00%     0.75%     10.41%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                      740  10.35       7,662    0.00%     0.65%      1.88%
   Platinum Investor I & II                                       26,024  12.64     329,017    4.72%     0.75%      5.81%
   Platinum Investor III                                         132,516  12.68   1,680,439    7.27%     0.70%      5.86%
   Platinum Investor IV                                           47,978  11.05     530,237    5.49%     0.70%      5.86%
   Platinum Investor FlexDirector                                    426  11.29       4,806    3.09%     0.70%      5.86%
   Platinum Investor PLUS                                         42,580  12.27     522,310    4.68%     0.70%      5.86%
   Platinum Investor Survivor                                      3,200  12.91      41,315    7.39%     0.40%      6.18%
   Platinum Investor Survivor II                                  26,163  12.64     330,784    5.32%     0.75%      5.81%
   Platinum Investor VIP                                          46,469  10.92     507,448    8.18%     0.70%      5.86%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                      181,793  16.11   2,927,985    1.61%     0.75%      2.70%
   Platinum Investor III                                         373,176  16.15   6,028,470    2.03%     0.70%      2.75%

                                   VL-R - 88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Divisions                                                        Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2 -
  Continued
   Platinum Investor IV                                          44,684 $13.22 $  590,605    1.53%     0.70%      2.75%
   Platinum Investor FlexDirector                                 6,935  14.23     98,679    1.54%     0.70%      2.75%
   Platinum Investor PLUS                                        37,485  15.88    595,428    1.45%     0.70%      2.75%
   Platinum Investor Survivor                                    32,439  16.45    533,549    1.60%     0.40%      3.06%
   Platinum Investor Survivor II                                 18,627  16.11    300,017    1.62%     0.75%      2.70%
   Platinum Investor VIP                                         52,593  11.66    613,016    1.50%     0.70%      2.75%
   Platinum Investor VIP (with GMWB rider)                          996  11.51     11,470    1.50%     1.45%      1.98%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                13,683  14.98    205,022    2.15%     0.75%     14.59%
   Corporate America (reduced surrender charge)                     144  10.79      1,552    0.00%     0.65%      4.09%
   Platinum Investor I & II                                      89,086  18.75  1,670,529    2.04%     0.75%     14.59%
   Platinum Investor III                                        215,577  18.81  4,054,610    2.93%     0.70%     14.65%
   Platinum Investor IV                                          33,002  15.01    495,491    1.91%     0.70%     14.65%
   Platinum Investor FlexDirector                                 4,150  16.80     69,706    2.08%     0.70%     14.65%
   Platinum Investor PLUS                                        29,765  18.18    541,271    1.96%     0.70%     14.65%
   Platinum Investor Survivor                                    12,232  19.15    234,245    2.04%     0.40%     14.99%
   Platinum Investor Survivor II                                 75,982  18.75  1,424,815    1.95%     0.75%     14.59%
   Platinum Investor VIP                                         31,894  13.28    423,556    2.07%     0.70%     14.65%
   Platinum Investor VIP (with GMWB rider)                            6  13.11         73    2.07%     1.45%     13.79%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                       4,551  11.14     50,688    0.19%     0.75%      9.30%
   Platinum Investor III                                          9,555  11.18    106,799    0.18%     0.70%      9.36%
   Platinum Investor PLUS                                           109  13.66      1,485    0.19%     0.70%      9.36%
   Platinum Investor Survivor                                   591,381  11.42  6,752,018    0.19%     0.40%      9.69%
   Platinum Investor Survivor II                                 41,575  11.83    491,993    0.19%     0.75%      9.30%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                  13,405  28.36    380,153    0.50%     0.65%     27.18%
   Platinum Investor I & II                                     200,178  19.11  3,824,925    0.49%     0.75%     27.06%
   Platinum Investor III                                        443,819  19.01  8,435,192    0.44%     0.70%     27.12%
   Platinum Investor IV                                          31,963  23.89    763,661    0.45%     0.70%     27.12%
   Platinum Investor FlexDirector                                 9,033  26.37    238,189    0.42%     0.70%     27.12%
   Platinum Investor PLUS                                        26,013  30.46    792,296    0.31%     0.70%     27.12%
   Platinum Investor Survivor                                    62,136  19.59  1,217,418    0.46%     0.40%     27.50%
   Platinum Investor Survivor II                                 51,246  30.04  1,539,391    0.43%     0.75%     27.06%
   Platinum Investor VIP                                         55,073  16.54    910,686    0.53%     0.70%     27.12%
   Platinum Investor VIP (with GMWB rider)                        1,298  16.33     21,193    0.53%     1.45%     26.17%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   4,694  17.49     82,112    0.09%     0.65%     20.95%
   Platinum Investor I & II                                      67,420   8.02    540,891    0.08%     0.75%     20.83%
   Platinum Investor III                                        390,276   7.84  3,059,324    0.07%     0.70%     20.89%
   Platinum Investor IV                                           7,059  15.21    107,372    0.08%     0.70%     20.89%
   Platinum Investor FlexDirector                                    22  17.22        373    0.05%     0.70%      5.84%
   Platinum Investor PLUS                                        12,853  20.48    263,270    0.07%     0.70%     20.89%
   Platinum Investor Survivor                                     6,422   8.23     52,827    0.06%     0.40%     21.25%
   Platinum Investor Survivor II                                 11,301  18.26    206,323    0.10%     0.75%     20.83%
   Platinum Investor VIP                                          8,323  12.86    107,070    0.09%     0.70%     20.89%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                                 --   8.90         --    0.56%     0.35%      8.98%
   Corporate America (reduced surrender charge)                   6,855  14.72    100,889    0.56%     0.65%      8.65%
   Platinum Investor I & II                                     150,920   8.65  1,305,080    0.75%     0.75%      8.54%

                                   VL-R - 89

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Janus Aspen Worldwide Growth Portfolio - Service Shares -
  Continued
   Platinum Investor III                                   373,611 $ 8.59 $3,208,086    0.59%     0.70%      8.60%
   Platinum Investor IV                                      9,017  13.40    120,874    0.60%     0.70%      8.60%
   Platinum Investor PLUS                                   16,839  13.71    230,905    0.59%     0.70%      8.60%
   Platinum Investor Survivor                               21,277   8.87    188,668    0.59%     0.40%      8.92%
   Platinum Investor Survivor II                            25,401  13.11    333,076    0.59%     0.75%      8.54%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                  5,435  18.99    103,237    0.91%     0.75%      1.68%
   Platinum Investor III                                   142,248  19.04  2,708,302    0.91%     0.70%      1.73%
   Platinum Investor IV                                     15,300  12.62    193,061    0.90%     0.70%      1.73%
   Platinum Investor PLUS                                    6,033  19.04    114,861    0.90%     0.70%      1.73%
   Platinum Investor Survivor                                9,423  19.31    181,932    0.88%     0.40%      2.04%
   Platinum Investor Survivor II                             2,788  18.99     52,957    0.93%     0.75%      1.68%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                 50,764  12.52    635,424    0.01%     0.75%     -6.38%
   Platinum Investor III                                   115,359  12.34  1,423,107    0.01%     0.70%     -6.33%
   Platinum Investor IV                                     15,507  11.21    173,814    0.01%     0.70%     -6.33%
   Platinum Investor FlexDirector                              355  13.31      4,723    0.01%     0.70%     -6.33%
   Platinum Investor PLUS                                   10,736  15.36    164,897    0.01%     0.70%     -6.33%
   Platinum Investor Survivor                                3,693  12.84     47,394    0.01%     0.40%     -6.05%
   Platinum Investor Survivor II                             5,434  16.09     87,411    0.01%     0.75%     -6.38%
   Platinum Investor VIP                                    40,732   9.74    396,585    0.01%     0.70%     -6.33%
MFS VIT Core Equity Series - Initial Class*
   Corporate America (reduced surrender charge)              2,805  13.94     39,090    0.40%     0.65%     10.43%
   Platinum Investor I & II                                 71,913   8.39    603,541    0.35%     0.75%     10.31%
   Platinum Investor III                                   378,792   8.48  3,213,116    0.35%     0.70%     10.37%
   Platinum Investor IV                                      6,467  12.91     83,495    0.34%     0.70%     10.37%
   Platinum Investor FlexDirector                              364  13.32      4,853    0.33%     0.70%     10.37%
   Platinum Investor PLUS                                   44,024  14.29    628,999    0.34%     0.70%     10.37%
   Platinum Investor Survivor                               21,808   8.61    187,676    0.36%     0.40%     10.70%
   Platinum Investor Survivor II                             4,524  13.00     58,799    0.35%     0.75%     10.31%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                            7,058  14.97    105,649    0.00%     0.75%     20.26%
   Corporate America (reduced surrender charge)              6,854  15.93    109,174    0.00%     0.65%     20.38%
   Platinum Investor I & II                                511,463  14.57  7,453,956    0.00%     0.75%     20.26%
   Platinum Investor III                                   607,224   7.73  4,692,734    0.00%     0.70%     20.32%
   Platinum Investor IV                                      7,106  14.36    102,031    0.00%     0.70%     20.32%
   Platinum Investor FlexDirector                              415  14.71      6,112    0.00%     0.70%     20.32%
   Platinum Investor PLUS                                   41,122  16.27    669,199    0.00%     0.70%     20.32%
   Platinum Investor Survivor                               94,223   6.97    656,936    0.00%     0.40%     20.69%
   Platinum Investor Survivor II                             4,133  13.98     57,767    0.00%     0.75%     20.26%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                           18,848   9.35    176,183    0.00%     0.75%      1.75%
   Corporate America                                            --  10.30         --    0.00%     0.35%      2.16%
   Corporate America (reduced surrender charge)              2,331  13.73     32,012    0.00%     0.65%      1.85%
   Platinum Investor I & II                                 43,290  10.01    433,461    0.00%     0.75%      1.75%
   Platinum Investor III                                   284,942   9.82  2,798,992    0.00%     0.70%      1.80%
   Platinum Investor IV                                      8,169  12.32    100,641    0.00%     0.70%      1.80%
   Platinum Investor FlexDirector                              392  11.91      4,663    0.00%     0.70%      1.80%
   Platinum Investor PLUS                                   19,774  13.35    263,881    0.00%     0.70%      1.80%
   Platinum Investor Survivor                               10,117  10.27    103,877    0.00%     0.40%      2.11%

                                   VL-R - 90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor Survivor II                              8,290 $12.84 $  106,443    0.00%     0.75%      1.75%
   Platinum Investor VIP                                      7,483  10.72     80,244    0.00%     0.70%      1.80%
   Platinum Investor VIP (with GMWB rider)                      265  10.59      2,807    0.00%     1.45%      1.03%
MFS VIT Research Series - Initial Class
   Corporate America (reduced surrender charge)                 633  14.88      9,414    0.00%     0.65%      3.83%
   Platinum Investor I & II                                  37,258   9.88    368,165    0.73%     0.75%     12.35%
   Platinum Investor III                                    171,807   9.86  1,693,676    0.70%     0.70%     12.41%
   Platinum Investor IV                                       5,462  13.16     71,891    0.82%     0.70%     12.41%
   Platinum Investor FlexDirector                               223  14.21      3,169    0.64%     0.70%     12.41%
   Platinum Investor PLUS                                    11,553  15.58    180,012    0.67%     0.70%     12.41%
   Platinum Investor Survivor                                10,319  10.13    104,552    0.72%     0.40%     12.75%
   Platinum Investor Survivor II                             11,502  14.49    166,693    0.65%     0.75%     12.35%
   Platinum Investor VIP                                      6,008  12.11     72,756    0.57%     0.70%     12.41%
   Platinum Investor VIP (with GMWB rider)                        3  11.96         39    0.57%     1.45%     11.57%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           100,334   7.30    732,616    2.62%     0.75%      3.43%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)               5,415  17.79     96,346    0.00%     0.65%     21.73%
   Platinum Investor I & II                                  96,175   9.99    960,974    0.00%     0.75%     21.61%
   Platinum Investor III                                    492,111   9.84  4,842,116    0.00%     0.70%     21.67%
   Platinum Investor IV                                      14,141  15.66    221,400    0.00%     0.70%     21.67%
   Platinum Investor FlexDirector                               977  17.31     16,917    0.00%     0.70%     21.67%
   Platinum Investor PLUS                                    40,777  18.35    748,099    0.00%     0.70%     21.67%
   Platinum Investor Survivor                                42,705  10.25    437,551    0.00%     0.40%     22.04%
   Platinum Investor Survivor II                             29,389  16.81    494,090    0.00%     0.75%     21.61%
   Platinum Investor VIP                                     13,581  12.96    175,985    0.00%     0.70%     21.67%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             6,808  16.06    109,318    0.62%     0.75%      8.51%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  10,214  15.20    155,301    2.14%     0.75%      3.01%
   Platinum Investor III                                     48,273  15.24    735,704    2.60%     0.70%      3.06%
   Platinum Investor IV                                      35,605  11.64    414,597    2.36%     0.70%      3.06%
   Platinum Investor FlexDirector                             2,037  12.42     25,308    2.38%     0.70%      3.06%
   Platinum Investor PLUS                                     4,699  15.24     71,615    2.50%     0.70%      3.06%
   Platinum Investor Survivor                                   443  15.46      6,841    2.19%     0.40%      3.37%
   Platinum Investor Survivor II                              4,799  15.20     72,964    2.31%     0.75%      3.01%
   Platinum Investor VIP                                     22,562  11.20    252,761    1.68%     0.70%      3.06%
   Platinum Investor VIP (with GMWB rider)                       45  11.06        501    1.68%     1.45%      1.79%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                      89   9.46        841    0.00%     0.20%     -2.04%
   Corporate America (reduced surrender charge)              13,420  16.41    220,221    0.95%     0.65%      5.63%
   Platinum Investor I & II                                  71,598  23.52  1,683,944    0.54%     0.75%      5.52%
   Platinum Investor III                                    114,220  23.57  2,692,655    1.27%     0.70%      5.57%
   Platinum Investor IV                                      36,036  14.31    515,823    1.24%     0.70%      5.57%
   Platinum Investor FlexDirector                               331  15.65      5,186    1.70%     0.70%      5.57%
   Platinum Investor PLUS                                    14,720  23.57    347,017    1.25%     0.70%      5.57%
   Platinum Investor Survivor                                 6,856  23.91    163,893    1.43%     0.40%      5.89%
   Platinum Investor Survivor II                              9,255  23.52    217,675    0.92%     0.75%      5.52%
   Platinum Investor VIP                                     45,884  11.77    540,205    0.85%     0.70%      5.57%
   Platinum Investor VIP (with GMWB rider)                      131  11.63      1,529    0.85%     1.45%      4.78%

                                   VL-R - 91

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            7,522 $13.68 $   102,935    7.41%     0.75%     -0.85%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   Corporate America (reduced surrender charge)                 34  11.87         404    4.01%     0.65%      8.25%
   Platinum Investor I & II                                    699  11.69       8,171    0.24%     0.75%     22.32%
   Platinum Investor III                                   129,801  11.70   1,518,659    3.97%     0.70%     22.38%
   Platinum Investor IV                                        416  11.70       4,869    4.92%     0.70%     22.38%
   Platinum Investor PLUS                                      172  11.70       2,014    5.38%     0.70%     22.38%
   Platinum Investor Survivor II                             9,166  11.69     107,154    5.73%     0.75%     22.32%
   Platinum Investor VIP                                     8,397  12.43     104,357    5.20%     0.70%     22.38%
   Platinum Investor VIP (with GMWB rider)                       2  12.27          30    5.20%     1.45%     21.46%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           33,959  15.57     528,869    4.92%     0.75%      9.80%
   Corporate America                                            --  17.46          --    4.68%     0.35%     10.25%
   Corporate America (reduced surrender charge)             46,629  11.50     536,315    4.68%     0.65%      9.91%
   Platinum Investor I & II                                109,889  16.96   1,864,237    4.90%     0.75%      9.80%
   Platinum Investor III                                   450,897  17.06   7,692,595    4.61%     0.70%      9.86%
   Platinum Investor IV                                     66,307  11.02     730,819    4.97%     0.70%      9.86%
   Platinum Investor FlexDirector                            1,483  11.56      17,141    5.31%     0.70%      9.86%
   Platinum Investor PLUS                                   38,468  14.40     554,072    4.66%     0.70%      9.86%
   Platinum Investor Survivor                               50,691  17.40     881,778    4.58%     0.40%     10.19%
   Platinum Investor Survivor II                            38,743  14.57     564,617    4.86%     0.75%      9.80%
   Platinum Investor VIP                                    52,296  10.99     574,757    5.47%     0.70%      9.86%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage VUL                                     31  10.06         309    0.39%     0.20%      0.21%
   Corporate America                                            --  12.49          --    4.55%     0.35%      4.12%
   Corporate America (reduced surrender charge)              5,051  10.99      55,508    4.55%     0.65%      3.81%
   Platinum Investor I & II                                 92,757  12.14   1,125,756    4.82%     0.75%      3.70%
   Platinum Investor III                                   207,425  12.17   2,524,318    4.72%     0.70%      3.76%
   Platinum Investor IV                                     29,129  10.92     318,095    4.70%     0.70%      3.76%
   Platinum Investor FlexDirector                            8,462  10.98      92,946    4.83%     0.70%      3.76%
   Platinum Investor PLUS                                   33,206  11.33     376,133    4.68%     0.70%      3.76%
   Platinum Investor Survivor                               38,902  12.44     484,124    4.68%     0.40%      4.07%
   Platinum Investor Survivor II                            38,086  11.41     434,687    4.73%     0.75%      3.70%
   Platinum Investor VIP                                    21,757  10.71     232,957    5.11%     0.70%      3.76%
   Platinum Investor VIP (with GMWB rider)                       3  10.57          32    5.11%     1.45%      2.98%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           29,696  14.06     417,429    4.71%     0.75%      7.92%
   AIG Income Advantage VUL                                     46  10.22         465    0.46%     0.20%      0.82%
   Corporate America (reduced surrender charge)             44,862  11.44     513,184    5.16%     0.65%      8.03%
   Platinum Investor I & II                                307,237  14.73   4,525,785    4.79%     0.75%      7.92%
   Platinum Investor III                                 1,041,060  14.83  15,441,282    4.72%     0.70%      7.98%
   Platinum Investor IV                                     90,318  11.27   1,017,574    4.98%     0.70%      7.98%
   Platinum Investor FlexDirector                           13,483  11.60     156,402    5.01%     0.70%      7.98%
   Platinum Investor PLUS                                   74,487  12.93     963,041    4.70%     0.70%      7.98%
   Platinum Investor Survivor                               89,942  15.10   1,358,533    5.02%     0.40%      8.30%
   Platinum Investor Survivor II                            87,906  13.03   1,145,385    4.76%     0.75%      7.92%
   Platinum Investor VIP                                    69,126  11.11     768,137    5.33%     0.70%      7.98%
   Platinum Investor VIP (with GMWB rider)                     387  10.97       4,249    5.33%     1.45%      7.17%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                193,745  12.99   2,516,834    1.27%     0.75%      4.20%

                                   VL-R - 92

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                    46,678 $13.01 $  607,301    1.32%     0.70%      4.25%
   Platinum Investor PLUS                                    1,405  13.01     18,276    1.34%     0.70%      4.25%
   Platinum Investor Survivor                                9,114  13.13    119,664    1.27%     0.40%      4.57%
   Platinum Investor Survivor II                               573  12.99      7,449    1.27%     0.75%      4.20%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,234  11.02     35,646    0.00%     0.35%     -4.20%
   Platinum Investor I & II                                236,589  10.89  2,575,907    0.00%     0.75%     -4.58%
   Platinum Investor III                                   125,521  10.90  1,368,725    0.00%     0.70%     -4.53%
   Platinum Investor PLUS                                    5,929  10.90     64,648    0.00%     0.70%     -4.53%
   Platinum Investor Survivor                                8,460  11.00     93,100    0.00%     0.40%     -4.24%
   Platinum Investor Survivor II                            20,260  10.89    220,583    0.00%     0.75%     -4.58%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                    900  11.11      9,994    1.20%     0.75%      4.79%
   Platinum Investor III                                     5,533  11.12     61,515    0.94%     0.70%      4.84%
   Platinum Investor IV                                        217  11.12      2,414    1.69%     0.70%      4.84%
   Platinum Investor FlexDirector                              882  11.12      9,802    1.35%     0.70%      4.02%
   Platinum Investor PLUS                                    1,150  11.12     12,787    0.36%     0.70%      4.84%
   Platinum Investor Survivor II                             1,491  11.11     16,561    0.16%     0.75%      4.79%
   Platinum Investor VIP                                     9,757  11.35    110,769    0.96%     0.70%      4.84%
   Platinum Investor VIP (with GMWB rider)                     724  11.21      8,115    0.96%     1.45%     -4.07%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           12,505  15.30    191,290    5.01%     0.75%      3.35%
   Corporate America                                       217,486  15.81  3,438,986    6.57%     0.35%      3.77%
   Corporate America (reduced surrender charge)             16,732  11.61    194,236    6.57%     0.65%      3.45%
   Platinum Investor I & II                                113,910  14.77  1,683,001    4.46%     0.75%      3.35%
   Platinum Investor III                                   104,676  15.85  1,659,386    4.78%     0.70%      3.40%
   Platinum Investor IV                                     11,276  11.03    124,426    4.50%     0.70%      3.40%
   Platinum Investor FlexDirector                              136  11.87      1,610    4.53%     0.70%      3.40%
   Platinum Investor PLUS                                   10,100  14.69    148,386    4.75%     0.70%      3.40%
   Platinum Investor Survivor                                1,491  15.77     23,517    0.70%     0.40%      3.71%
   Platinum Investor Survivor II                             3,209  15.07     48,371    4.94%     0.75%      3.35%
   Platinum Investor VIP                                    19,639  10.84    212,867    2.85%     0.70%      3.40%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       263,597  12.76  3,363,442    1.80%     0.35%     -6.37%
   Corporate America (reduced surrender charge)             22,453  12.10    271,654    1.80%     0.65%     -6.65%
   Platinum Investor I & II                                321,514  13.06  4,199,662    1.36%     0.75%     -6.74%
   Platinum Investor III                                   546,275  11.81  6,454,167    1.35%     0.70%     -6.70%
   Platinum Investor IV                                     32,602  11.16    363,757    1.38%     0.70%     -6.70%
   Platinum Investor FlexDirector                           11,246  11.84    133,172    1.32%     0.70%     -6.70%
   Platinum Investor PLUS                                   37,347  13.22    493,844    1.34%     0.70%     -6.70%
   Platinum Investor Survivor                               29,622  12.73    376,971    1.34%     0.40%     -6.42%
   Platinum Investor Survivor II                             8,342  12.95    108,052    1.40%     0.75%     -6.74%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)              8,913  17.53    156,236    1.12%     0.65%      6.31%
   Platinum Investor I & II                                194,943  19.56  3,812,188    1.83%     0.75%      6.20%
   Platinum Investor III                                   228,493  17.34  3,961,396    1.78%     0.70%      6.26%
   Platinum Investor IV                                     28,356  15.19    430,740    1.70%     0.70%      6.26%
   Platinum Investor FlexDirector                              430  17.20      7,399    2.11%     0.70%      6.26%
   Platinum Investor PLUS                                   15,641  20.37    318,676    1.74%     0.70%      6.26%
   Platinum Investor Survivor                               22,301  17.00    379,047    2.09%     0.40%      6.58%

                                   VL-R - 93

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                       Investment
                                                                     Unit                Income    Expense    Total
Divisions                                                     Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ ------- ------ ---------- ---------- --------- ----------
Putnam VT International Growth and Income Fund - Class IB -
  Continued
   Platinum Investor Survivor II                              20,213 $22.11 $  446,853    1.23%     0.75%       6.20%
   Platinum Investor VIP                                      36,023  12.71    458,021    1.21%     0.70%       6.26%
   Platinum Investor VIP (with GMWB rider)                        89  12.56      1,115    1.21%     1.45%      -4.98%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                             15,778  21.22    334,860    0.61%     0.75%     -13.37%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                             26,952   6.68    180,001    0.00%     0.75%       3.03%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                             59,173   6.62    391,551    0.00%     0.75%       4.73%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                    7,722  13.87    107,133    1.26%     0.75%      -1.24%
   Platinum Investor III                                      44,727  13.91    622,252    0.63%     0.70%      -1.19%
   Platinum Investor IV                                        6,702  11.81     79,125    0.71%     0.70%      -1.19%
   Platinum Investor FlexDirector                                 23  13.44        308    0.71%     0.70%     -13.01%
   Platinum Investor PLUS                                      9,231  14.77    136,384    0.60%     0.70%      -1.19%
   Platinum Investor Survivor                                    629  14.15      8,900    0.61%     0.40%      -0.89%
   Platinum Investor Survivor II                               7,244  13.87    100,491    1.09%     0.75%      -1.24%
   Platinum Investor VIP                                       5,684  10.55     59,954    0.74%     0.70%      -1.19%
SunAmerica Balanced Portfolio - Class 1*
   Platinum Investor I & II                                      664  12.48      8,291    2.81%     0.75%       4.61%
   Platinum Investor III                                      72,535  12.51    907,695    2.96%     0.70%       4.66%
   Platinum Investor IV                                        8,817  11.66    102,792    3.37%     0.70%       4.66%
   Platinum Investor FlexDirector                                  1  12.04         18    0.00%     0.70%       0.66%
   Platinum Investor PLUS                                     21,028  12.91    271,450    3.03%     0.70%       4.66%
   Platinum Investor Survivor                                    413  12.73      5,261    0.00%     0.40%       1.22%
   Platinum Investor Survivor II                               3,486  12.48     43,497    3.12%     0.75%       4.61%
   Platinum Investor VIP                                       7,715  11.34     87,510    3.68%     0.70%       4.66%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                  211,974  14.74  3,124,556    0.00%     0.75%      20.99%
   Platinum Investor III                                      89,672   9.91    888,668    0.00%     0.70%      21.05%
   Platinum Investor IV                                        3,541  14.86     52,606    0.00%     0.70%      21.05%
   Platinum Investor PLUS                                      5,592  15.78     88,254    0.00%     0.70%      21.05%
   Platinum Investor Survivor                                 22,539   9.54    214,950    0.00%     0.40%      21.42%
   Platinum Investor Survivor II                                 403  13.91      5,607    0.00%     0.75%      20.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                   70,171  12.43    872,461    8.39%     0.75%       3.23%
   Platinum Investor III                                      26,024  12.91    336,036    8.30%     0.70%       3.28%
   Platinum Investor IV                                        1,909  11.13     21,246    8.63%     0.70%       3.28%
   Platinum Investor FlexDirector                              2,720  12.07     32,821    9.06%     0.70%       3.28%
   Platinum Investor PLUS                                      2,979  14.42     42,960    7.93%     0.70%       3.28%
   Platinum Investor Survivor                                    593  12.22      7,247   10.39%     0.40%       3.59%
   Platinum Investor Survivor II                              43,381  14.05    609,630    2.87%     0.75%       3.23%
VALIC Company I International Equities Fund
   AG Legacy Plus                                              7,864  12.57     98,888    2.25%     0.75%       7.95%
   Corporate America (reduced surrender charge)                1,312  10.11     13,262    4.69%     0.65%      -1.91%
   Platinum Investor I & II                                  103,653  16.13  1,671,981    2.99%     0.75%       7.95%
   Platinum Investor III                                      89,728  13.97  1,253,571    2.46%     0.70%       8.00%
   Platinum Investor IV                                        6,408  15.27     97,841    2.88%     0.70%       8.00%
   Platinum Investor FlexDirector                                686  17.17     11,777    2.43%     0.70%       8.00%
   Platinum Investor PLUS                                     11,844  18.29    216,654    2.40%     0.70%       8.00%

                                   VL-R - 94

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I International Equities Fund - Continued
   Platinum Investor Survivor                               13,213 $12.49 $   165,028    2.33%     0.40%      8.33%
   Platinum Investor Survivor II                             4,450  18.99      84,502    3.30%     0.75%      7.95%
   Platinum Investor VIP                                    17,115  12.67     216,774    3.34%     0.70%      8.00%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                           18,208  16.71     304,244    1.17%     0.75%      6.83%
   Corporate America                                         5,365  18.37      98,541    1.35%     0.35%      7.26%
   Corporate America (reduced surrender charge)              7,470  14.67     109,595    1.35%     0.65%      6.94%
   Platinum Investor I & II                                292,897  24.78   7,256,677    1.11%     0.75%      6.83%
   Platinum Investor III                                   411,936  16.30   6,714,245    1.22%     0.70%      6.89%
   Platinum Investor IV                                     29,548  13.02     384,627    1.32%     0.70%      6.89%
   Platinum Investor FlexDirector                              829  14.13      11,707    1.59%     0.70%      6.89%
   Platinum Investor PLUS                                   44,778  16.78     751,432    1.22%     0.70%      6.89%
   Platinum Investor Survivor                               56,053  18.32   1,026,867    1.17%     0.40%      7.21%
   Platinum Investor Survivor II                            36,499  18.28     667,130    1.24%     0.75%      6.83%
   Platinum Investor VIP                                    57,710  11.07     639,016    1.91%     0.70%      6.89%
   Platinum Investor VIP (with GMWB rider)                     134  10.93       1,465    1.91%     1.45%      6.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                            7,837  11.57      90,687    5.19%     0.75%      3.91%
   AIG Income Advantage VUL                                  1,278  10.07      12,867    0.14%     0.20%      0.28%
   Corporate America (reduced surrender charge)            149,066  11.06   1,648,073    2.97%     0.65%      4.02%
   Platinum Investor I & II                                591,218  12.75   7,539,992    4.64%     0.75%      3.91%
   Platinum Investor III                                 1,305,909  11.50  15,019,917    4.82%     0.70%      3.97%
   Platinum Investor IV                                     28,158  11.01     309,891    4.57%     0.70%      3.97%
   Platinum Investor FlexDirector                            3,612  11.03      39,859    3.09%     0.70%      3.97%
   Platinum Investor PLUS                                   33,337  11.05     368,392    4.84%     0.70%      3.97%
   Platinum Investor Survivor                              220,703  12.15   2,680,635    4.41%     0.40%      4.28%
   Platinum Investor Survivor II                           223,749  11.06   2,474,403    4.66%     0.75%      3.91%
   Platinum Investor VIP                                    87,790  10.75     943,746    8.23%     0.70%      3.97%
   Platinum Investor VIP (with GMWB rider)                   1,178  10.62      12,507    8.23%     1.45%      3.19%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                                 92,509   6.07     561,641    0.05%     0.75%     17.71%
   Platinum Investor III                                   403,136   5.98   2,408,793    0.07%     0.70%     17.77%
   Platinum Investor IV                                      4,559  13.26      60,440    0.08%     0.70%     17.77%
   Platinum Investor FlexDirector                              348  13.52       4,700    0.08%     0.70%     17.77%
   Platinum Investor PLUS                                   17,520  17.13     300,144    0.08%     0.70%     17.77%
   Platinum Investor Survivor                                9,063   6.23      56,424    0.08%     0.40%     18.13%
   Platinum Investor Survivor II                            13,451  12.87     173,076    0.03%     0.75%     17.71%
   Platinum Investor VIP                                     3,859  12.27      47,357    0.10%     0.70%     17.77%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                                 57,471   4.97     285,654    0.00%     0.75%     16.81%
   Platinum Investor III                                   213,764   4.94   1,055,313    0.00%     0.70%     16.87%
   Platinum Investor IV                                      3,918  13.05      51,126    0.00%     0.70%     16.87%
   Platinum Investor FlexDirector                              400  12.55       5,018    0.00%     0.70%     16.87%
   Platinum Investor PLUS                                    4,556  15.30      69,713    0.00%     0.70%     16.87%
   Platinum Investor Survivor                               11,210   5.10      57,132    0.00%     0.40%     17.22%
   Platinum Investor Survivor II                             3,118  11.47      35,753    0.00%     0.75%     16.81%
   Platinum Investor VIP                                     2,286  12.00      27,431    0.00%     0.70%     16.87%
VALIC Company I Small Cap Index Fund
   Corporate America (reduced surrender charge)             10,060  13.52     136,060    1.79%     0.65%     -2.53%
   Platinum Investor I & II                                 88,192  15.63   1,378,622    0.92%     0.75%     -2.63%

                                   VL-R - 95

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                   Investment
                                                                Unit                 Income    Expense    Total
Divisions                                               Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor III                                220,853 $15.41 $ 3,404,261    1.12%     0.70%      -2.58%
   Platinum Investor IV                                  26,540  12.14     322,177    1.24%     0.70%      -2.58%
   Platinum Investor FlexDirector                         1,371  12.97      17,780    1.25%     0.70%      -2.58%
   Platinum Investor PLUS                                29,778  16.30     485,469    1.12%     0.70%      -2.58%
   Platinum Investor Survivor                            12,152  16.03     194,790    1.12%     0.40%      -2.28%
   Platinum Investor Survivor II                         17,526  17.51     306,851    1.48%     0.75%      -2.63%
   Platinum Investor VIP                                 51,934  10.50     545,562    1.78%     0.70%      -2.58%
   Platinum Investor VIP (with GMWB rider)                   --  10.37          --    1.78%     1.45%      -3.31%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        70,937  10.35     734,374    1.56%     0.75%       4.34%
   Corporate America                                      6,420  10.50      67,380    2.00%     0.35%       4.76%
   Corporate America (reduced surrender charge)          18,327  13.47     246,812    2.00%     0.65%       4.44%
   Platinum Investor I & II                             844,654  14.18  11,981,120    1.40%     0.75%       4.34%
   Platinum Investor III                              1,209,707  10.75  13,005,345    1.54%     0.70%       4.39%
   Platinum Investor IV                                  63,300  12.47     789,398    1.89%     0.70%       4.39%
   Platinum Investor FlexDirector                        10,682  13.10     139,935    1.65%     0.70%       4.39%
   Platinum Investor PLUS                               106,655  14.73   1,571,272    1.59%     0.70%       4.39%
   Platinum Investor Survivor                           252,214  10.47   2,640,037    1.59%     0.40%       4.70%
   Platinum Investor Survivor II                         85,379  13.69   1,169,033    2.06%     0.75%       4.34%
   Platinum Investor VIP                                 67,817  11.58     785,351    2.89%     0.70%       4.39%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                         8,809  14.48     127,597    4.68%     0.75%       6.53%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             170,521  15.34   2,615,045    1.71%     0.75%       2.03%
   Platinum Investor III                                469,538  15.38   7,221,097    1.73%     0.70%       2.08%
   Platinum Investor IV                                  46,712  12.80     597,948    1.55%     0.70%       2.08%
   Platinum Investor FlexDirector                         1,118  13.93      15,572    1.52%     0.70%       2.08%
   Platinum Investor PLUS                                24,329  15.67     381,229    1.64%     0.70%       2.08%
   Platinum Investor Survivor                            28,761  15.64     449,908    1.79%     0.40%       2.39%
   Platinum Investor Survivor II                         56,723  15.34     869,882    1.16%     0.75%       2.03%
   Platinum Investor VIP                                 32,110  11.49     369,011    0.91%     0.70%       2.08%
   Platinum Investor VIP (with GMWB rider)                   29  11.35         333    0.91%     1.45%      -0.27%
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                         8,602   6.03      51,876    0.04%     0.75%      16.08%
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage VUL                                  12   9.84         116    0.00%     0.20%      -0.13%
   Corporate America (reduced surrender charge)          10,572  11.47     121,282    5.39%     0.65%       1.29%
   Platinum Investor I & II                              53,282  14.15     754,010    7.13%     0.75%       1.19%
   Platinum Investor III                                211,023  14.28   3,013,960    6.79%     0.70%       1.24%
   Platinum Investor IV                                  31,127  11.03     343,352    6.64%     0.70%       1.24%
   Platinum Investor FlexDirector                           325  11.84       3,850    5.27%     0.70%       1.24%
   Platinum Investor PLUS                                29,250  13.73     401,737    6.82%     0.70%       1.24%
   Platinum Investor Survivor                            29,874  14.51     433,487    6.52%     0.40%       1.54%
   Platinum Investor Survivor II                         44,901  14.03     630,069    2.18%     0.75%       1.19%
   Platinum Investor VIP                                 21,556  10.73     231,383    3.90%     0.70%       1.24%
   Platinum Investor VIP (with GMWB rider)                    1  10.60          16    3.90%     1.45%       0.48%
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage VUL                                  30   8.83         262    0.00%     0.20%      -4.12%
   Corporate America                                         --  27.53          --    1.79%     0.35%     -16.89%
   Corporate America (reduced surrender charge)          11,319  14.29     161,744    1.79%     0.65%     -17.14%

                                   VL-R - 96

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                         Investment
                                                       Unit                Income    Expense    Total
Divisions                                       Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor I & II                     85,562 $26.75 $2,288,751    2.14%     0.75%     -17.23%
   Platinum Investor III                       326,978  26.80  8,762,819    1.94%     0.70%     -17.19%
   Platinum Investor IV                         62,314  12.82    798,802    1.97%     0.70%     -17.19%
   Platinum Investor FlexDirector                5,893  14.91     87,888    1.98%     0.70%     -17.19%
   Platinum Investor PLUS                       44,064  20.16    888,348    1.78%     0.70%     -17.19%
   Platinum Investor Survivor                   21,332  27.43    585,114    1.93%     0.40%     -16.94%
   Platinum Investor Survivor II                27,173  23.31    633,380    2.07%     0.75%     -17.23%
   Platinum Investor VIP                        66,311  10.06    667,413    1.51%     0.70%     -17.19%
   Platinum Investor VIP (with GMWB rider)         618   9.94      6,140    1.51%     1.45%     -17.81%

                                   VL-R - 97

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                          3,758 $10.89 $   40,922    0.88%     0.35%      8.90%
   Corporate America (reduced surrender charge)               2,285  10.87     24,835    0.88%     0.65%      8.69%
   Platinum Investor I & II                                 735,908  10.86  7,992,901    1.07%     0.75%      8.61%
   Platinum Investor III                                    375,267  10.86  4,077,242    1.07%     0.70%      8.65%
   Platinum Investor IV                                      12,433  10.86    135,088    1.06%     0.70%      8.65%
   Platinum Investor FlexDirector                               424  10.86      4,603    1.07%     0.70%      8.65%
   Platinum Investor PLUS                                    23,459  10.86    254,879    1.06%     0.70%      8.65%
   Platinum Investor Survivor                                64,839  10.89    705,893    1.06%     0.40%      8.87%
   Platinum Investor Survivor II                              9,760  10.86    106,001    1.07%     0.75%      8.61%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            25,612  11.98    306,732    0.93%     0.75%     27.28%
   Corporate America                                          4,241  11.69     49,559    1.26%     0.35%     27.79%
   Corporate America (reduced surrender charge)               7,127  17.41    124,105    1.26%     0.65%     27.41%
   Platinum Investor I & II                                 292,495  16.57  4,847,867    1.14%     0.75%     27.28%
   Platinum Investor III                                    340,444  13.93  4,743,020    1.18%     0.70%     27.34%
   Platinum Investor IV                                      30,344  14.81    449,267    1.40%     0.70%     27.34%
   Platinum Investor FlexDirector                               812  17.09     13,875    1.70%     0.70%     27.34%
   Platinum Investor PLUS                                    17,467  19.27    336,677    1.09%     0.70%     27.34%
   Platinum Investor Survivor                                59,983  11.66    699,501    1.12%     0.40%     27.72%
   Platinum Investor Survivor II                              6,039  20.17    121,810    1.13%     0.75%     27.28%
   Platinum Investor VIP                                     17,529  11.93    209,100    1.12%     0.70%     19.29%
   Platinum Investor VIP (with GMWB rider)                      256  11.87      3,033    1.12%     1.45%     18.70%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                             --     --         --    2.82%     0.35%      5.45%
   Platinum Investor I & II                                      --     --         --    2.09%     0.75%      5.31%
   Platinum Investor III                                         --     --         --    2.12%     0.70%      5.33%
   Platinum Investor IV                                          --     --         --    3.12%     0.70%      5.33%
   Platinum Investor FlexDirector                                --     --         --    2.17%     0.70%      5.33%
   Platinum Investor PLUS                                        --     --         --    2.18%     0.70%      5.33%
   Platinum Investor Survivor                                    --     --         --    2.13%     0.40%      5.44%
   Platinum Investor Survivor II                                 --     --         --    2.26%     0.75%      5.31%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                  11,906  17.40    207,102    0.00%     0.75%     18.38%
   Platinum Investor III                                     88,630  17.43  1,544,555    0.00%     0.70%     18.43%
   Platinum Investor IV                                      13,804  13.72    189,390    0.00%     0.70%     18.43%
   Platinum Investor FlexDirector                                47  13.73        649    0.00%     0.70%     18.43%
   Platinum Investor PLUS                                    13,020  17.43    226,897    0.00%     0.70%     18.43%
   Platinum Investor Survivor                                   168  17.62      2,958    0.00%     0.40%     18.79%
   Platinum Investor Survivor II                              1,106  17.40     19,245    0.00%     0.75%     18.38%
   Platinum Investor VIP                                      8,328  11.31     94,186    0.00%     0.70%     13.10%
   Platinum Investor VIP (with GMWB rider)                      164  11.25      1,843    0.00%     1.45%     12.53%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               5,196  13.61     70,695    0.00%     0.65%      9.43%
   Platinum Investor I & II                                   8,117  18.15    147,281    0.00%     0.75%      9.32%
   Platinum Investor III                                     55,215  18.18  1,003,756    0.00%     0.70%      9.37%
   Platinum Investor IV                                      18,110  12.03    217,883    0.00%     0.70%      9.37%
   Platinum Investor FlexDirector                             6,774  12.69     85,956    0.00%     0.70%      9.37%
   Platinum Investor PLUS                                     8,924  18.18    162,222    0.00%     0.70%      9.37%
   Platinum Investor Survivor                                 5,975  18.38    109,826    0.00%     0.40%      9.70%
   Platinum Investor Survivor II                              2,680  18.15     48,637    0.00%     0.75%      9.32%

                                   VL-R - 98

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Alger American MidCap Growth Portfolio - Class O Shares -
  Continued
   Platinum Investor VIP                                     2,230 $10.37 $   23,116    0.00%     0.70%      3.67%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           25,927  20.67    535,799    1.31%     0.75%     17.77%
   Corporate America                                         1,247  19.13     23,856    0.93%     0.35%     18.24%
   Corporate America (reduced surrender charge)             19,895  13.22    262,932    0.93%     0.65%     17.89%
   Platinum Investor I & II                                221,804  18.67  4,140,787    1.39%     0.75%     17.77%
   Platinum Investor III                                   513,640  18.58  9,542,265    1.30%     0.70%     17.83%
   Platinum Investor IV                                     48,294  12.22    589,984    1.00%     0.70%     17.83%
   Platinum Investor FlexDirector                              931  13.30     12,382    0.12%     0.70%     17.83%
   Platinum Investor PLUS                                   58,246  15.74    916,725    1.29%     0.70%     17.83%
   Platinum Investor Survivor                               20,805  19.08    396,872    1.36%     0.40%     18.18%
   Platinum Investor Survivor II                            63,728  16.44  1,048,012    1.30%     0.75%     17.77%
   Platinum Investor VIP                                    12,329  11.47    141,453    0.00%     0.70%     14.73%
   Platinum Investor VIP (with GMWB rider)                     162  11.42      1,849    0.00%     1.45%     14.16%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor I & II                                 39,132   8.22    321,493    0.00%     0.75%      3.99%
   Platinum Investor III                                   128,637   8.06  1,036,204    0.00%     0.70%      4.04%
   Platinum Investor IV                                     13,167  10.29    135,520    0.00%     0.70%      4.04%
   Platinum Investor FlexDirector                            6,301  10.19     64,198    0.00%     0.70%      4.04%
   Platinum Investor PLUS                                   11,493  12.86    147,782    0.00%     0.70%      4.04%
   Platinum Investor Survivor                                3,159   8.39     26,520    0.00%     0.40%      4.35%
   Platinum Investor Survivor II                             1,758  12.17     21,405    0.00%     0.75%      3.99%
   Platinum Investor VIP                                     8,178   9.45     77,282    0.00%     0.70%     -5.50%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                 81,102  14.09  1,142,564    0.38%     0.75%      6.95%
   Platinum Investor III                                   234,893  13.87  3,258,099    0.37%     0.70%      7.00%
   Platinum Investor IV                                     12,576  11.64    146,421    0.39%     0.70%      7.00%
   Platinum Investor FlexDirector                                0  12.60          4    0.61%     0.70%      7.00%
   Platinum Investor PLUS                                   22,807  14.57    332,244    0.37%     0.70%      7.00%
   Platinum Investor Survivor                               12,083  14.40    173,935    0.40%     0.40%      7.32%
   Platinum Investor Survivor II                            10,961  15.94    174,740    0.37%     0.75%      6.95%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                         5,204  12.56     65,345    0.38%     0.35%      3.41%
   Corporate America (reduced surrender charge)              1,534  11.74     18,015    0.38%     0.65%      3.10%
   Platinum Investor I & II                                318,961  15.05  4,800,994    0.41%     0.75%      3.00%
   Platinum Investor III                                   450,710  11.61  5,231,878    0.40%     0.70%      3.05%
   Platinum Investor IV                                     10,454  11.05    115,502    0.32%     0.70%      3.05%
   Platinum Investor FlexDirector                              950  11.00     10,459    0.51%     0.70%      3.05%
   Platinum Investor PLUS                                   35,521  12.53    445,116    0.38%     0.70%      3.05%
   Platinum Investor Survivor                               45,846  12.53    574,469    0.44%     0.40%      3.36%
   Platinum Investor Survivor II                            35,559  13.60    483,727    0.37%     0.75%      3.00%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                         2,421  14.17     34,295    4.77%     0.35%      3.87%
   Corporate America (reduced surrender charge)             11,977  10.78    129,065    4.77%     0.65%      3.56%
   Platinum Investor I & II                                281,631  14.03  3,950,746    4.49%     0.75%      3.46%
   Platinum Investor III                                   285,395  13.30  3,795,577    4.64%     0.70%      3.51%
   Platinum Investor IV                                     14,464  10.45    151,092    4.89%     0.70%      3.51%
   Platinum Investor FlexDirector                              173  10.74      1,861    6.82%     0.70%      3.69%
   Platinum Investor PLUS                                   23,919  11.79    282,019    4.53%     0.70%      3.51%
   Platinum Investor Survivor                               16,209  14.14    229,150    4.47%     0.40%      3.82%

                                   VL-R - 99

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor Survivor II                                     9,205 $11.83 $   108,856    4.56%     0.75%      3.46%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                   15,921  11.71     186,460    2.58%     0.75%      6.34%
   Platinum Investor I & II                                        156,694  11.15   1,746,813    2.56%     0.75%      6.34%
   Platinum Investor III                                           258,611  11.14   2,879,764    2.41%     0.70%      6.39%
   Platinum Investor IV                                              8,240  10.96      90,298    1.57%     0.70%      6.39%
   Platinum Investor FlexDirector                                    1,288  11.14      14,349    1.75%     0.70%      6.39%
   Platinum Investor PLUS                                           26,410  12.73     336,198    2.45%     0.70%      6.39%
   Platinum Investor Survivor                                       11,229  11.39     127,904    2.30%     0.40%      6.71%
   Platinum Investor Survivor II                                    20,438  12.42     253,780    1.90%     0.75%      6.34%
   Platinum Investor VIP                                             2,269  10.43      23,677    0.00%     0.70%      4.33%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                   42,199  15.88     670,065    0.92%     0.75%     10.60%
   Corporate America                                                 1,580  14.27      22,543    1.11%     0.35%     11.04%
   Corporate America (reduced surrender charge)                     18,598  14.13     262,724    1.11%     0.65%     10.71%
   Platinum Investor I & II                                        517,717  13.92   7,207,050    1.00%     0.75%     10.60%
   Platinum Investor III                                         1,262,624  13.75  17,364,615    1.00%     0.70%     10.66%
   Platinum Investor IV                                             92,989  12.68   1,179,075    1.11%     0.70%     10.66%
   Platinum Investor FlexDirector                                    8,086  14.04     113,515    1.06%     0.70%     10.66%
   Platinum Investor PLUS                                          107,304  16.46   1,765,960    0.98%     0.70%     10.66%
   Platinum Investor Survivor                                      116,730  14.22   1,660,381    1.02%     0.40%     10.99%
   Platinum Investor Survivor II                                    78,211  17.33   1,355,621    1.02%     0.75%     10.60%
   Platinum Investor VIP                                            36,885  10.71     395,099    0.98%     0.70%      7.12%
   Platinum Investor VIP (with GMWB rider)                             443  10.66       4,721    0.98%     1.45%      6.58%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                   51,368  13.75     706,254    2.94%     0.75%     19.04%
   Corporate America                                                 4,106  14.25      58,490    2.91%     0.35%     19.51%
   Corporate America (reduced surrender charge)                     25,321  13.51     342,065    2.91%     0.65%     19.15%
   Platinum Investor I & II                                        283,801  13.90   3,944,532    2.90%     0.75%     19.04%
   Platinum Investor III                                           836,470  13.93  11,653,724    2.92%     0.70%     19.09%
   Platinum Investor IV                                             45,684  12.47     569,724    2.93%     0.70%     19.09%
   Platinum Investor FlexDirector                                    1,384  13.26      18,364    2.91%     0.70%     19.09%
   Platinum Investor PLUS                                           78,094  15.00   1,171,538    2.93%     0.70%     19.09%
   Platinum Investor Survivor                                       85,837  14.20   1,219,038    2.92%     0.40%     19.45%
   Platinum Investor Survivor II                                    80,050  15.20   1,217,117    2.88%     0.75%     19.04%
   Platinum Investor VIP                                            15,927  11.48     182,759    1.32%     0.70%     14.75%
   Platinum Investor VIP (with GMWB rider)                             157  11.42       1,794    1.32%     1.45%     14.18%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor III                                               665  10.56       7,019    2.70%     0.70%      5.55%
   Platinum Investor IV                                                108  10.56       1,140    2.52%     0.70%      5.55%
   Platinum Investor FlexDirector                                        5  10.56          50    1.92%     0.70%      5.55%
   Platinum Investor VIP                                               211  10.80       2,283    2.65%     0.70%      8.02%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                             2,144  10.56      22,639    2.88%     0.70%      5.60%
   Platinum Investor IV                                                 50  10.56         530    2.53%     0.70%      5.60%
   Platinum Investor VIP                                             2,929  10.83      31,722    2.87%     0.70%      8.31%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                               881  10.56       9,304    2.61%     0.70%      5.64%
   Platinum Investor IV                                                 61  10.56         648    2.75%     0.70%      5.64%
   Platinum Investor PLUS                                              929  10.56       9,811    2.63%     0.70%      5.64%

                                  VL-R - 100

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Divisions                                                        Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2 -
  Continued
   Platinum Investor VIP                                           4,114 $10.88 $    44,753    2.61%     0.70%      8.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                 23,993   8.99     215,778    0.17%     0.75%      5.78%
   Corporate America (reduced surrender charge)                   16,761  11.88     199,165    0.12%     0.65%      5.88%
   Platinum Investor I & II                                      208,946   7.52   1,572,153    0.17%     0.75%      5.78%
   Platinum Investor III                                       1,189,561   7.46   8,878,331    0.16%     0.70%      5.83%
   Platinum Investor IV                                           33,267  11.24     373,966    0.12%     0.70%      5.83%
   Platinum Investor FlexDirector                                 11,345  10.81     122,619    0.07%     0.70%      5.83%
   Platinum Investor PLUS                                        111,405  12.01   1,338,133    0.16%     0.70%      5.83%
   Platinum Investor Survivor                                     70,637   7.69     543,075    0.16%     0.40%      6.15%
   Platinum Investor Survivor II                                  48,295  10.67     515,279    0.15%     0.75%      5.78%
   Platinum Investor VIP                                           5,053  10.34      52,266    0.00%     0.70%      3.44%
   Platinum Investor VIP (with GMWB rider)                             4  10.29          42    0.00%     1.45%      2.92%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                   22,227  15.07     334,918    0.11%     0.65%     11.68%
   Platinum Investor I & II                                       13,301  22.63     301,019    0.09%     0.75%     11.57%
   Platinum Investor III                                         180,244  22.67   4,086,599    0.20%     0.70%     11.62%
   Platinum Investor IV                                           53,740  12.88     691,998    0.10%     0.70%     11.62%
   Platinum Investor FlexDirector                                    768  15.16      11,634    0.14%     0.70%     11.62%
   Platinum Investor PLUS                                         14,277  22.67     323,706    0.15%     0.70%     11.62%
   Platinum Investor Survivor                                      8,347  22.92     191,340    0.22%     0.40%     11.96%
   Platinum Investor Survivor II                                   9,479  22.63     214,514    0.14%     0.75%     11.57%
   Platinum Investor VIP                                          21,594  10.53     227,412    0.00%     0.70%      5.31%
   Platinum Investor VIP (with GMWB rider)                           177  10.48       1,853    0.00%     1.45%      4.79%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   Corporate America (reduced surrender charge)                   11,486  14.18     162,829    0.69%     0.65%     16.23%
   Platinum Investor I & II                                       16,237  20.43     331,726    0.67%     0.75%     16.11%
   Platinum Investor III                                         282,124  20.47   5,774,559    0.53%     0.70%     16.17%
   Platinum Investor IV                                           45,117  12.42     560,143    0.74%     0.70%     16.17%
   Platinum Investor FlexDirector                                  1,289  14.63      18,857    0.22%     0.70%     16.17%
   Platinum Investor PLUS                                         23,719  20.47     485,483    0.67%     0.70%     16.17%
   Platinum Investor Survivor                                     34,379  20.69     711,439    0.45%     0.40%     16.52%
   Platinum Investor Survivor II                                  12,461  20.43     254,585    0.54%     0.75%     16.11%
   Platinum Investor VIP                                          16,626  10.73     178,463    0.01%     0.70%      7.34%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                 13,801   7.87     108,582    0.00%     0.75%      7.88%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                       24,202  11.95     289,196    3.18%     0.75%      3.24%
   Platinum Investor III                                         673,395  11.98   8,066,647    3.52%     0.70%      3.29%
   Platinum Investor IV                                           32,239  10.44     336,569    6.10%     0.70%      3.29%
   Platinum Investor FlexDirector                                    823  10.67       8,781    4.60%     0.70%      3.38%
   Platinum Investor PLUS                                         40,170  11.59     465,468    4.20%     0.70%      3.29%
   Platinum Investor Survivor                                        893  12.16      10,857    0.77%     0.40%      3.60%
   Platinum Investor Survivor II                                  15,730  11.95     187,966    5.44%     0.75%      3.24%
   Platinum Investor VIP                                           3,077  10.32      31,741    0.00%     0.70%      3.16%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                      159,272  15.68   2,497,778    1.24%     0.75%     17.50%
   Platinum Investor III                                         769,387  15.72  12,095,950    1.34%     0.70%     17.56%
   Platinum Investor IV                                           35,491  12.86     456,520    1.32%     0.70%     17.56%
   Platinum Investor FlexDirector                                  6,294  13.85      87,153    1.59%     0.70%     17.56%

                                  VL-R - 101

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Divisions                                                        Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2 -
  Continued
   Platinum Investor PLUS                                        34,198 $15.46 $  528,663    1.29%     0.70%     17.56%
   Platinum Investor Survivor                                    36,447  15.96    581,636    0.79%     0.40%     17.91%
   Platinum Investor Survivor II                                 10,882  15.68    170,655    1.17%     0.75%     17.50%
   Platinum Investor VIP                                          9,028  11.34    102,414    0.00%     0.70%     13.44%
   Platinum Investor VIP (with GMWB rider)                        1,026  11.29     11,581    0.00%     1.45%     12.87%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                12,189  13.08    159,389    1.20%     0.75%     20.54%
   Platinum Investor I & II                                      90,007  16.36  1,472,909    1.25%     0.75%     20.54%
   Platinum Investor III                                        597,923  16.41  9,809,047    1.24%     0.70%     20.60%
   Platinum Investor IV                                          29,770  13.10    389,863    1.37%     0.70%     20.60%
   Platinum Investor FlexDirector                                 3,405  14.65     49,879    1.58%     0.70%     20.60%
   Platinum Investor PLUS                                        27,887  15.86    442,340    1.23%     0.70%     20.60%
   Platinum Investor Survivor                                    14,765  16.65    245,867    1.89%     0.40%     20.96%
   Platinum Investor Survivor II                                 58,266  16.36    953,477    1.16%     0.75%     20.54%
   Platinum Investor VIP                                          8,709  11.58    100,882    0.07%     0.70%     15.83%
   Platinum Investor VIP (with GMWB rider)                            7  11.53         80    0.07%     1.45%     15.26%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                       4,775  10.19     48,659    0.07%     0.75%      7.75%
   Platinum Investor III                                         11,374  10.22    116,245    0.12%     0.70%      7.80%
   Platinum Investor PLUS                                           110  12.49      1,375    0.13%     0.70%      7.80%
   Platinum Investor Survivor                                   629,846  10.41  6,555,947    0.12%     0.40%      8.13%
   Platinum Investor Survivor II                                 41,634  10.83    450,751    0.05%     0.75%      7.75%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   3,726  22.30     83,075    2.40%     0.65%     37.16%
   Platinum Investor I & II                                     129,467  15.04  1,947,003    1.93%     0.75%     45.54%
   Platinum Investor III                                        431,775  14.95  6,455,480    1.87%     0.70%     45.61%
   Platinum Investor IV                                          28,414  18.79    534,018    1.97%     0.70%     45.61%
   Platinum Investor FlexDirector                                10,143  20.74    210,403    1.56%     0.70%     45.61%
   Platinum Investor PLUS                                        50,064  23.96  1,199,523    2.05%     0.70%     45.61%
   Platinum Investor Survivor                                    57,117  15.37    877,687    1.93%     0.40%     46.05%
   Platinum Investor Survivor II                                 21,071  23.64    498,180    1.32%     0.75%     45.54%
   Platinum Investor VIP                                         13,491  13.01    175,488    1.00%     0.70%     30.08%
   Platinum Investor VIP (with GMWB rider)                          153  12.94      1,978    1.00%     1.45%     29.43%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                 --   6.81         --    0.00%     0.35%     12.91%
   Corporate America (reduced surrender charge)                   2,178  14.46     31,494    0.00%     0.65%      9.49%
   Platinum Investor I & II                                      57,097   6.64    379,113    0.00%     0.75%     12.46%
   Platinum Investor III                                        402,798   6.48  2,611,910    0.00%     0.70%     12.52%
   Platinum Investor IV                                           4,510  12.58     56,753    0.00%     0.70%     12.52%
   Platinum Investor PLUS                                        13,069  16.94    221,438    0.00%     0.70%     12.52%
   Platinum Investor Survivor                                     8,380   6.78     56,855    0.00%     0.40%     12.85%
   Platinum Investor Survivor II                                    372  15.11      5,620    0.00%     0.75%     12.46%
   Platinum Investor VIP                                          2,105  10.64     22,402    0.00%     0.70%      6.42%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                              2,356   8.17     19,239    1.57%     0.35%     17.53%
   Corporate America (reduced surrender charge)                   5,652  13.55     76,560    1.57%     0.65%     17.17%
   Platinum Investor I & II                                      89,477   7.97    712,859    1.47%     0.75%     17.06%
   Platinum Investor III                                        360,131   7.91  2,847,552    1.58%     0.70%     17.12%
   Platinum Investor IV                                           7,576  12.34     93,519    1.86%     0.70%     17.12%
   Platinum Investor PLUS                                        16,370  12.63    206,702    1.61%     0.70%     17.12%

                                  VL-R - 102

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Janus Aspen Worldwide Growth Portfolio - Service Shares -
  Continued
   Platinum Investor Survivor                               20,259 $ 8.14 $  164,922    1.65%     0.40%     17.47%
   Platinum Investor Survivor II                            25,600  12.08    309,271    1.59%     0.75%     17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                  5,703  18.68    106,542    0.57%     0.75%     15.97%
   Platinum Investor III                                   150,607  18.71  2,818,547    0.59%     0.70%     16.03%
   Platinum Investor IV                                     16,314  12.40    202,340    0.93%     0.70%     16.03%
   Platinum Investor PLUS                                    6,734  18.71    126,028    0.70%     0.70%     16.03%
   Platinum Investor Survivor                                9,943  18.92    188,141    0.58%     0.40%     16.37%
   Platinum Investor Survivor II                             3,071  18.68     57,363    0.94%     0.75%     15.97%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                 48,036  13.37    642,235    0.00%     0.75%     14.15%
   Platinum Investor III                                   118,040  13.17  1,554,596    0.00%     0.70%     14.21%
   Platinum Investor IV                                     11,316  11.97    135,411    0.00%     0.70%     14.21%
   Platinum Investor FlexDirector                              241  14.21      3,426    0.00%     0.70%     14.21%
   Platinum Investor PLUS                                   10,278  16.40    168,543    0.00%     0.70%     14.21%
   Platinum Investor Survivor                                1,887  13.66     25,780    0.00%     0.40%     14.55%
   Platinum Investor Survivor II                             4,947  17.18     84,995    0.00%     0.75%     14.15%
   Platinum Investor VIP                                    11,120  10.39    115,585    0.00%     0.70%      3.95%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                            --   7.80         --    0.00%     0.35%     13.40%
   Corporate America (reduced surrender charge)              1,910  12.62     24,108    0.00%     0.65%     10.44%
   Platinum Investor I & II                                 80,028   7.61    608,843    0.47%     0.75%     12.95%
   Platinum Investor III                                   391,046   7.69  3,005,410    0.43%     0.70%     13.01%
   Platinum Investor IV                                      5,915  11.70     69,193    0.45%     0.70%     13.01%
   Platinum Investor FlexDirector                              332  12.07      4,004    0.44%     0.70%     13.01%
   Platinum Investor PLUS                                   44,725  12.95    578,981    0.43%     0.70%     13.01%
   Platinum Investor Survivor                               23,342   7.77    181,455    0.51%     0.40%     13.35%
   Platinum Investor Survivor II                             4,151  11.78     48,904    0.41%     0.75%     12.95%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                            8,181  12.45    101,831    0.00%     0.75%      7.09%
   Corporate America (reduced surrender charge)              3,795  13.23     50,218    0.00%     0.65%      7.20%
   Platinum Investor I & II                                557,011  12.12  6,750,035    0.00%     0.75%      7.09%
   Platinum Investor III                                   608,177   6.42  3,906,235    0.00%     0.70%      7.14%
   Platinum Investor IV                                      7,093  11.93     84,654    0.00%     0.70%      7.14%
   Platinum Investor FlexDirector                              459  12.23      5,608    0.00%     0.70%      7.14%
   Platinum Investor PLUS                                   41,485  13.52    561,079    0.00%     0.70%      7.14%
   Platinum Investor Survivor                              101,337   5.78    585,434    0.00%     0.40%      7.46%
   Platinum Investor Survivor II                             3,643  11.62     42,340    0.00%     0.75%      7.09%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                           18,891   9.19    173,554    0.00%     0.75%     12.37%
   Corporate America                                         2,179  10.09     21,981    0.00%     0.35%     12.82%
   Corporate America (reduced surrender charge)              1,942  13.48     26,187    0.00%     0.65%      3.76%
   Platinum Investor I & II                                 50,346   9.84    495,454    0.00%     0.75%     12.37%
   Platinum Investor III                                   290,883   9.65  2,806,891    0.00%     0.70%     12.43%
   Platinum Investor IV                                      6,812  12.10     82,438    0.00%     0.70%     12.43%
   Platinum Investor FlexDirector                              399  11.70      4,665    0.00%     0.70%     12.43%
   Platinum Investor PLUS                                   21,631  13.11    283,573    0.00%     0.70%     12.43%
   Platinum Investor Survivor                               11,457  10.06    115,209    0.00%     0.40%     12.76%
   Platinum Investor Survivor II                             9,508  12.62    119,995    0.00%     0.75%     12.37%
   Platinum Investor VIP                                     1,803  10.53     18,992    0.00%     0.70%      5.34%

                                  VL-R - 103

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP (with GMWB rider)                      288 $10.48 $    3,023    0.00%     1.45%      4.82%
MFS VIT Research Series - Initial Class
   Platinum Investor I & II                                  41,679   8.79    366,566    0.49%     0.75%      9.65%
   Platinum Investor III                                    181,505   8.77  1,591,741    0.47%     0.70%      9.71%
   Platinum Investor IV                                       3,471  11.71     40,642    0.48%     0.70%      9.71%
   Platinum Investor FlexDirector                               196  12.64      2,480    0.50%     0.70%      9.71%
   Platinum Investor PLUS                                    10,838  13.86    150,226    0.49%     0.70%      9.71%
   Platinum Investor Survivor                                 9,854   8.99     88,558    0.53%     0.40%     10.04%
   Platinum Investor Survivor II                             10,176  12.90    131,265    0.39%     0.75%      9.65%
   Platinum Investor VIP                                        903  10.77      9,723    0.00%     0.70%      7.72%
   Platinum Investor VIP (with GMWB rider)                        4  10.72         43    0.00%     1.45%      7.19%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           109,796   7.06    775,099    2.42%     0.75%     11.06%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)               3,647  14.62     53,308    0.00%     0.65%     13.95%
   Platinum Investor I & II                                  70,356   8.22    578,080    0.00%     0.75%     13.84%
   Platinum Investor III                                    333,481   8.09  2,696,892    0.00%     0.70%     13.90%
   Platinum Investor IV                                      13,927  12.87    179,221    0.00%     0.70%     13.90%
   Platinum Investor FlexDirector                               714  14.23     10,164    0.00%     0.70%     13.90%
   Platinum Investor PLUS                                    41,810  15.08    630,433    0.00%     0.70%     13.90%
   Platinum Investor Survivor                                30,403   8.40    255,255    0.00%     0.40%     14.24%
   Platinum Investor Survivor II                             10,380  13.82    143,498    0.00%     0.75%     13.84%
   Platinum Investor VIP                                      4,202  10.65     44,755    0.00%     0.70%      6.51%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             7,514  14.80    111,195    0.70%     0.75%     11.40%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                   7,426  14.76    109,608    2.53%     0.75%     10.32%
   Platinum Investor III                                     48,802  14.79    721,678    1.94%     0.70%     10.37%
   Platinum Investor IV                                      27,624  11.30    312,121    1.57%     0.70%     10.37%
   Platinum Investor FlexDirector                             2,036  12.06     24,542    0.05%     0.70%     10.37%
   Platinum Investor PLUS                                     4,373  14.79     64,665    2.05%     0.70%     10.37%
   Platinum Investor Survivor                                   286  14.95      4,271    2.46%     0.40%     10.70%
   Platinum Investor Survivor II                              4,031  14.76     59,494    2.01%     0.75%     10.32%
   Platinum Investor VIP                                      6,392  10.87     69,487    0.00%     0.70%      8.71%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Corporate America (reduced surrender charge)               6,634  15.54    103,066    0.06%     0.65%     11.20%
   Platinum Investor I & II                                  17,823  22.29    397,267    0.77%     0.75%     16.81%
   Platinum Investor III                                    109,609  22.33  2,447,539    0.93%     0.70%     16.87%
   Platinum Investor IV                                      29,344  13.56    397,860    0.77%     0.70%     16.87%
   Platinum Investor FlexDirector                               570  14.82      8,452    0.04%     0.70%     16.87%
   Platinum Investor PLUS                                    11,603  22.33    259,082    0.91%     0.70%     16.87%
   Platinum Investor Survivor                                 7,429  22.58    167,710    0.76%     0.40%     17.22%
   Platinum Investor Survivor II                              4,384  22.29     97,708    0.87%     0.75%     16.81%
   Platinum Investor VIP                                     14,610  11.15    162,922    0.00%     0.70%     11.52%
   Platinum Investor VIP (with GMWB rider)                      171  11.10      1,893    0.00%     1.45%     10.96%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,002  13.80    110,446    7.35%     0.75%      8.61%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   Platinum Investor I & II                                  21,567   9.56    206,126    5.92%     0.75%     -4.43%
   Platinum Investor III                                      2,720   9.56     26,007    5.87%     0.70%     -4.39%

                                  VL-R - 104

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class - Continued
   Platinum Investor IV                                        183 $ 9.56 $     1,753    5.14%     0.70%     -4.39%
   Platinum Investor PLUS                                       38   9.56         361    4.69%     0.70%     -4.39%
   Platinum Investor Survivor II                               179   9.56       1,712    5.24%     0.75%     -4.43%
   Platinum Investor VIP                                     1,885  10.16      19,142    5.06%     0.70%      1.55%
   Platinum Investor VIP (with GMWB rider)                       3  10.10          31    5.06%     1.45%      1.05%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           29,743  14.18     421,867    4.71%     0.75%     -0.05%
   Corporate America                                         2,113  15.84      33,458    4.57%     0.35%      0.35%
   Corporate America (reduced surrender charge)             16,110  10.46     168,582    4.57%     0.65%      0.05%
   Platinum Investor I & II                                113,865  15.45   1,759,230    4.83%     0.75%     -0.05%
   Platinum Investor III                                   462,472  15.53   7,182,052    4.16%     0.70%      0.00%
   Platinum Investor IV                                     43,576  10.03     437,184    5.05%     0.70%      0.00%
   Platinum Investor FlexDirector                              992  10.52      10,435    5.15%     0.70%      0.00%
   Platinum Investor PLUS                                   35,349  13.11     463,456    4.18%     0.70%      0.00%
   Platinum Investor Survivor                               54,072  15.79     853,623    4.34%     0.40%      0.30%
   Platinum Investor Survivor II                            28,648  13.27     380,231    4.41%     0.75%     -0.05%
   Platinum Investor VIP                                     3,390  10.00      33,914    2.47%     0.70%      0.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                           666  11.99       7,987    4.04%     0.35%      3.91%
   Corporate America (reduced surrender charge)                850  10.59       8,993    4.04%     0.65%      2.53%
   Platinum Investor I & II                                 95,302  11.70   1,115,337    4.29%     0.75%      3.50%
   Platinum Investor III                                   206,087  11.73   2,417,253    4.19%     0.70%      3.55%
   Platinum Investor IV                                     22,405  10.52     235,808    4.69%     0.70%      3.55%
   Platinum Investor FlexDirector                            7,184  10.59      76,050    4.47%     0.70%      3.55%
   Platinum Investor PLUS                                   29,401  10.92     320,971    4.35%     0.70%      3.55%
   Platinum Investor Survivor                               31,994  11.96     382,585    4.32%     0.40%      3.86%
   Platinum Investor Survivor II                            32,237  11.01     354,789    4.39%     0.75%      3.50%
   Platinum Investor VIP                                     6,296  10.32      64,966    1.78%     0.70%      3.19%
   Platinum Investor VIP (with GMWB rider)                       4  10.27          40    1.78%     1.45%      2.68%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           33,244  13.02     432,989    4.66%     0.75%      3.07%
   Corporate America (reduced surrender charge)             17,778  10.59     188,244    4.80%     0.65%      3.17%
   Platinum Investor I & II                                318,679  13.65   4,349,723    3.92%     0.75%      3.07%
   Platinum Investor III                                 1,024,392  13.74  14,071,624    3.25%     0.70%      3.12%
   Platinum Investor IV                                     64,491  10.43     672,919    4.86%     0.70%      3.12%
   Platinum Investor FlexDirector                           11,001  10.74     118,186    4.42%     0.70%      3.12%
   Platinum Investor PLUS                                   71,700  11.97     858,520    4.46%     0.70%      3.12%
   Platinum Investor Survivor                               75,028  13.95   1,046,388    3.28%     0.40%      3.43%
   Platinum Investor Survivor II                            64,509  12.07     778,824    4.37%     0.75%      3.07%
   Platinum Investor VIP                                    13,561  10.29     139,563    1.99%     0.70%      2.91%
   Platinum Investor VIP (with GMWB rider)                     400  10.24       4,098    1.99%     1.45%      2.40%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                202,285  12.47   2,521,852    1.34%     0.75%     15.76%
   Platinum Investor III                                    51,887  12.48     647,531    1.33%     0.70%     15.82%
   Platinum Investor PLUS                                      943  12.48      11,766    1.31%     0.70%     15.82%
   Platinum Investor Survivor                                8,828  12.56     110,856    1.04%     0.40%     16.17%
   Platinum Investor Survivor II                               578  12.47       7,211    1.37%     0.75%     15.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,320  11.50      38,192    0.00%     0.35%      5.23%
   Platinum Investor I & II                                263,245  11.41   3,003,742    0.00%     0.75%      4.81%

                                  VL-R - 105

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Divisions                                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Pioneer Growth Opportunities VCT Portfolio - Class I - Continued
   Platinum Investor III                                          135,222 $11.42 $1,544,521    0.00%     0.70%      4.86%
   Platinum Investor PLUS                                           5,921  11.42     67,627    0.00%     0.70%      4.86%
   Platinum Investor Survivor                                       9,975  11.49    114,644    0.00%     0.40%      5.18%
   Platinum Investor Survivor II                                   19,602  11.41    223,666    0.00%     0.75%      4.81%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                             4  10.60         42    0.00%     0.75%      6.00%
   Platinum Investor III                                            3,700  10.60     39,237    0.00%     0.70%      6.04%
   Platinum Investor IV                                                77  10.60        814    0.00%     0.70%      6.04%
   Platinum Investor PLUS                                              25  10.60        265    0.00%     0.70%      6.04%
   Platinum Investor Survivor II                                    2,372  10.60     25,140    0.00%     0.75%      6.00%
   Platinum Investor VIP                                              933  10.83     10,107    0.30%     0.70%      8.29%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                  12,568  14.80    186,024    5.84%     0.75%      5.50%
   Corporate America                                              454,666  15.24  6,928,517    5.28%     0.35%      5.92%
   Corporate America (reduced surrender charge)                    38,797  11.22    435,342    5.28%     0.65%      5.61%
   Platinum Investor I & II                                       135,182  14.30  1,932,575    3.34%     0.75%      5.50%
   Platinum Investor III                                           93,931  15.33  1,440,078    3.61%     0.70%      5.55%
   Platinum Investor IV                                             9,567  10.67    102,088    5.38%     0.70%      5.55%
   Platinum Investor FlexDirector                                     122  11.48      1,396    5.67%     0.70%      5.55%
   Platinum Investor PLUS                                           9,089  14.21    129,141    5.26%     0.70%      5.55%
   Platinum Investor Survivor                                      18,717  15.21    284,612    0.28%     0.40%      5.87%
   Platinum Investor Survivor II                                    2,371  14.58     34,570    6.07%     0.75%      5.50%
   Platinum Investor VIP                                            4,069  10.48     42,657    0.00%     0.70%      4.83%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                              555,630  13.63  7,571,940    1.40%     0.35%     15.51%
   Corporate America (reduced surrender charge)                    44,042  12.96    570,814    1.40%     0.65%     15.16%
   Platinum Investor I & II                                       338,156  14.01  4,736,505    1.56%     0.75%     15.05%
   Platinum Investor III                                          550,344  12.66  6,969,006    1.51%     0.70%     15.10%
   Platinum Investor IV                                            31,945  11.96    382,007    1.28%     0.70%     15.10%
   Platinum Investor FlexDirector                                  10,914  12.69    138,516    1.35%     0.70%     15.10%
   Platinum Investor PLUS                                          36,439  14.17    516,420    1.42%     0.70%     15.10%
   Platinum Investor Survivor                                      30,051  13.60    408,642    1.75%     0.40%     15.45%
   Platinum Investor Survivor II                                    7,192  13.89     99,900    1.52%     0.75%     15.05%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                     3,545  16.49     58,445    0.68%     0.65%     26.40%
   Platinum Investor I & II                                       199,621  18.41  3,675,650    1.06%     0.75%     26.28%
   Platinum Investor III                                          223,141  16.32  3,640,803    1.00%     0.70%     26.34%
   Platinum Investor IV                                            22,123  14.30    316,258    0.83%     0.70%     26.34%
   Platinum Investor FlexDirector                                     642  16.19     10,399    0.49%     0.70%     26.34%
   Platinum Investor PLUS                                          14,565  19.17    279,276    1.10%     0.70%     26.34%
   Platinum Investor Survivor                                      33,285  15.95    530,826    1.18%     0.40%     26.72%
   Platinum Investor Survivor II                                   11,104  20.82    231,128    0.98%     0.75%     26.28%
   Platinum Investor VIP                                            8,247  11.97     98,683    0.00%     0.70%     19.66%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                  16,985  24.50    416,127    0.31%     0.75%     16.42%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                  27,252   6.48    176,650    0.00%     0.75%      4.67%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                  66,699   6.32    421,428    0.11%     0.75%      4.65%

                                  VL-R - 106

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Divisions                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                            17,757 $14.05 $  249,429    0.10%     0.75%     12.45%
   Platinum Investor III                               45,746  14.08    644,074    0.11%     0.70%     12.50%
   Platinum Investor IV                                 5,114  11.95     61,097    0.11%     0.70%     12.50%
   Platinum Investor PLUS                               9,223  14.95    137,898    0.11%     0.70%     12.50%
   Platinum Investor Survivor                             750  14.28     10,708    0.10%     0.40%     12.84%
   Platinum Investor Survivor II                        1,364  14.05     19,155    0.13%     0.75%     12.45%
   Platinum Investor VIP                                  748  10.68      7,986    0.15%     0.70%      6.75%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                               730  11.93      8,702    2.77%     0.75%     10.04%
   Platinum Investor III                               70,947  11.96    848,269    2.85%     0.70%     10.10%
   Platinum Investor IV                                 6,901  11.14     76,869    3.41%     0.70%     10.10%
   Platinum Investor PLUS                              19,626  12.33    242,055    2.84%     0.70%     10.10%
   Platinum Investor Survivor II                        2,630  11.93     31,377    2.85%     0.75%     10.04%
   Platinum Investor VIP                                1,770  10.84     19,178    2.71%     0.70%      8.38%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                           248,559  12.18  3,028,213    0.00%     0.75%      3.33%
   Platinum Investor III                               88,608   8.19    725,418    0.00%     0.70%      3.38%
   Platinum Investor IV                                 3,125  12.27     38,349    0.00%     0.70%      3.38%
   Platinum Investor PLUS                               5,404  13.04     70,451    0.00%     0.70%      3.38%
   Platinum Investor Survivor                          23,805   7.85    186,981    0.00%     0.40%      3.69%
   Platinum Investor Survivor II                          415  11.50      4,778    0.00%     0.75%      3.33%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                            76,001  12.04    915,380    8.16%     0.75%      7.81%
   Platinum Investor III                               26,657  12.50    333,263    7.57%     0.70%      7.87%
   Platinum Investor IV                                 1,701  10.77     18,330    7.40%     0.70%      7.87%
   Platinum Investor FlexDirector                       2,593  11.68     30,297    7.69%     0.70%      7.87%
   Platinum Investor PLUS                               3,405  13.96     47,537    7.99%     0.70%      7.87%
   Platinum Investor Survivor                             256  11.80      3,022    5.20%     0.40%      8.19%
   Platinum Investor Survivor II                        8,625  13.61    117,419    6.10%     0.75%      7.81%
VALIC Company I International Equities Fund
   AG Legacy Plus                                       9,194  11.65    107,097    1.25%     0.75%     22.14%
   Platinum Investor I & II                            63,701  14.94    951,862    1.50%     0.75%     22.14%
   Platinum Investor III                               87,669  12.94  1,134,020    1.58%     0.70%     22.20%
   Platinum Investor IV                                 4,262  14.14     60,257    2.11%     0.70%     22.20%
   Platinum Investor FlexDirector                         695  15.90     11,054    1.72%     0.70%     22.20%
   Platinum Investor PLUS                              11,740  16.94    198,841    1.59%     0.70%     22.20%
   Platinum Investor Survivor                          14,503  11.53    167,217    1.62%     0.40%     22.57%
   Platinum Investor Survivor II                        1,507  17.59     26,517    1.71%     0.75%     22.14%
   Platinum Investor VIP                                7,289  11.73     85,475    2.93%     0.70%     17.27%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                      19,582  15.64    306,276    0.46%     0.75%      9.15%
   Corporate America                                    5,475  17.12     93,748    0.54%     0.35%      9.59%
   Corporate America (reduced surrender charge)         4,478  13.72     61,432    0.54%     0.65%      9.26%
   Platinum Investor I & II                           350,008  23.19  8,116,965    0.48%     0.75%      9.15%
   Platinum Investor III                              413,935  15.25  6,312,099    0.48%     0.70%      9.21%
   Platinum Investor IV                                23,308  12.18    283,853    0.65%     0.70%      9.21%
   Platinum Investor FlexDirector                         419  13.22      5,539    0.88%     0.70%      9.21%
   Platinum Investor PLUS                              43,892  15.70    689,091    0.51%     0.70%      9.21%
   Platinum Investor Survivor                          61,023  17.09  1,042,738    0.49%     0.40%      9.54%
   Platinum Investor Survivor II                       35,204  17.11    602,297    0.55%     0.75%      9.15%

                                  VL-R - 107

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                               Investment
                                                            Unit                 Income    Expense    Total
Divisions                                           Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
VALIC Company I Mid Cap Index Fund - Continued
   Platinum Investor VIP                             14,211 $10.36 $   147,222     0.87%    0.70%      3.59%
   Platinum Investor VIP (with GMWB rider)              177  10.31       1,830     0.87%    1.45%      3.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                    16,295  11.14     181,446     3.96%    0.75%      3.84%
   Corporate America (reduced surrender charge)      38,636  10.63     410,658     5.40%    0.65%      3.94%
   Platinum Investor I & II                         681,680  12.27   8,366,230     4.97%    0.75%      3.84%
   Platinum Investor III                          1,178,024  11.06  13,032,151     6.84%    0.70%      3.89%
   Platinum Investor IV                              30,634  10.59     324,280     6.05%    0.70%      3.89%
   Platinum Investor FlexDirector                        17  10.61         179   907.96%    0.70%      3.89%
   Platinum Investor PLUS                            34,418  10.63     365,827     3.91%    0.70%      3.89%
   Platinum Investor Survivor                       192,818  11.65   2,245,828     5.41%    0.40%      4.20%
   Platinum Investor Survivor II                    481,493  10.64   5,124,182     4.48%    0.75%      3.84%
   Platinum Investor VIP                             52,469  10.34     542,527     2.99%    0.70%      3.40%
   Platinum Investor VIP (with GMWB rider)              441  10.29       4,538     2.99%    1.45%      2.88%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                         188,901   5.16     974,283     0.07%    0.75%      5.86%
   Platinum Investor III                            410,245   5.07   2,081,367     0.07%    0.70%      5.92%
   Platinum Investor IV                               3,678  11.26      41,405     0.11%    0.70%      5.92%
   Platinum Investor FlexDirector                        95  11.48       1,092     0.09%    0.70%      5.92%
   Platinum Investor PLUS                            17,060  14.55     248,157     0.08%    0.70%      5.92%
   Platinum Investor Survivor                         9,147   5.27      48,208     0.07%    0.40%      6.23%
   Platinum Investor Survivor II                     71,610  10.93     782,789     0.09%    0.75%      5.86%
   Platinum Investor VIP                                880  10.42       9,173     0.15%    0.70%      4.20%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                          57,061   4.26     242,800     0.00%    0.75%      5.06%
   Platinum Investor III                            195,015   4.22     823,789     0.00%    0.70%      5.11%
   Platinum Investor IV                               2,904  11.17      32,430     0.00%    0.70%      5.11%
   Platinum Investor FlexDirector                       106  10.74       1,140     0.00%    0.70%      5.11%
   Platinum Investor PLUS                             3,788  13.09      49,595     0.00%    0.70%      5.11%
   Platinum Investor Survivor                        11,405   4.35      49,586     0.00%    0.40%      5.43%
   Platinum Investor Survivor II                      2,616   9.82      25,682     0.00%    0.75%      5.06%
   Platinum Investor VIP                                338  10.27       3,471     0.00%    0.70%      2.70%
VALIC Company I Small Cap Index Fund
   Corporate America                                     --  16.45          --     0.65%    0.35%     17.65%
   Corporate America (reduced surrender charge)       2,443  13.88      33,899     0.65%    0.65%      1.02%
   Platinum Investor I & II                         126,100  16.05   2,024,385     0.37%    0.75%     17.18%
   Platinum Investor III                            213,978  15.82   3,385,593     0.36%    0.70%     17.24%
   Platinum Investor IV                              20,793  12.46     259,100     0.50%    0.70%     17.24%
   Platinum Investor FlexDirector                       952  13.32      12,683     0.66%    0.70%     17.24%
   Platinum Investor PLUS                            28,524  16.73     477,336     0.39%    0.70%     17.24%
   Platinum Investor Survivor                        11,854  16.40     194,454     0.38%    0.40%     17.59%
   Platinum Investor Survivor II                      8,722  17.98     156,826     0.47%    0.75%     17.18%
   Platinum Investor VIP                             12,113  10.78     130,611     0.69%    0.70%      7.83%
   Platinum Investor VIP (with GMWB rider)              169  10.73       1,815     0.69%    1.45%      7.29%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                    76,604   9.92     760,082     0.83%    0.75%     14.55%
   Corporate America                                  6,614  10.02      66,268     0.98%    0.35%     15.01%
   Corporate America (reduced surrender charge)       8,011  12.89     103,293     0.98%    0.65%     14.66%
   Platinum Investor I & II                       1,139,545  13.60  15,492,256     0.83%    0.75%     14.55%
   Platinum Investor III                          1,326,823  10.30  13,664,729     0.75%    0.70%     14.61%

                                  VL-R - 108

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                 Investment
                                                               Unit                Income    Expense    Total
Divisions                                               Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------ ------- ------ ---------- ---------- --------- ----------
VALIC Company I Stock Index Fund - Continued
   Platinum Investor IV                                 44,725 $11.95 $  534,307    1.23%     0.70%     14.61%
   Platinum Investor FlexDirector                       10,337  12.55    129,718    0.96%     0.70%     14.61%
   Platinum Investor PLUS                              109,880  14.11  1,550,729    0.88%     0.70%     14.61%
   Platinum Investor Survivor                          261,843  10.00  2,617,693    0.72%     0.40%     14.95%
   Platinum Investor Survivor II                        47,924  13.12    628,916    1.03%     0.75%     14.55%
   Platinum Investor VIP                                 6,880  11.09     76,321    1.53%     0.70%     10.94%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        9,986  13.60    135,776    4.69%     0.75%      2.57%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            181,624  15.03  2,729,972    1.03%     0.75%     15.37%
   Platinum Investor III                               501,127  15.07  7,549,952    0.98%     0.70%     15.43%
   Platinum Investor IV                                 36,800  12.54    461,468    0.87%     0.70%     15.43%
   Platinum Investor FlexDirector                        1,089  13.65     14,856    1.41%     0.70%     15.43%
   Platinum Investor PLUS                               23,855  15.35    366,194    1.06%     0.70%     15.43%
   Platinum Investor Survivor                           34,840  15.28    532,301    0.90%     0.40%     15.77%
   Platinum Investor Survivor II                        24,347  15.03    365,949    1.43%     0.75%     15.37%
   Platinum Investor VIP                                 6,879  11.26     77,444    0.00%     0.70%     12.58%
Van Kampen LIT Strategic Growth Portfolio - Class I *
   AG Legacy Plus                                       11,018   5.20     57,242    0.00%     0.75%      2.09%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)          6,015  11.33     68,129    3.16%     0.65%      7.57%
   Platinum Investor I & II                             62,165  13.99    869,391    7.62%     0.75%      7.46%
   Platinum Investor III                               216,582  14.11  3,055,522    7.69%     0.70%      7.52%
   Platinum Investor IV                                 24,390  10.90    265,743    5.81%     0.70%      7.52%
   Platinum Investor FlexDirector                          121  11.69      1,416    9.62%     0.70%      7.52%
   Platinum Investor PLUS                               28,223  13.57    382,889    7.12%     0.70%      7.52%
   Platinum Investor Survivor                           25,443  14.29    363,576    6.34%     0.40%      7.84%
   Platinum Investor Survivor II                         8,739  13.87    121,186    5.56%     0.75%      7.46%
   Platinum Investor VIP                                 5,014  10.60     53,164    0.00%     0.70%      6.03%
   Platinum Investor VIP (with GMWB rider)                   2  10.55         21    0.00%     1.45%      5.50%
Vanguard VIF REIT Index Portfolio
   Corporate America                                       668  33.12     22,132    1.09%     0.35%     34.46%
   Corporate America (reduced surrender charge)          6,565  17.25    113,228    1.09%     0.65%     34.06%
   Platinum Investor I & II                            103,667  32.32  3,350,190    1.98%     0.75%     33.92%
   Platinum Investor III                               293,212  32.36  9,488,562    1.95%     0.70%     33.99%
   Platinum Investor IV                                 52,457  15.48    811,986    1.70%     0.70%     33.99%
   Platinum Investor FlexDirector                        5,996  18.01    107,994    2.01%     0.70%     33.99%
   Platinum Investor PLUS                               64,510  24.34  1,570,440    1.80%     0.70%     33.99%
   Platinum Investor Survivor                           20,454  33.02    675,402    2.23%     0.40%     34.39%
   Platinum Investor Survivor II                        26,865  28.16    756,516    1.96%     0.75%     33.92%
   Platinum Investor VIP                                18,069  12.15    219,598    0.00%     0.70%     21.54%
   Platinum Investor VIP (with GMWB rider)                 515  12.09      6,223    0.00%     1.45%     20.93%

                                  VL-R - 109

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            32,768 $ 9.41 $  308,334    0.74%     0.75%     17.05%
   Corporate America                                          4,331   9.15     39,611    0.62%     0.35%     17.52%
   Corporate America (reduced surrender charge)               1,888  13.67     25,808    0.62%     0.65%     17.17%
   Platinum Investor I & II                                 303,611  13.02  3,953,631    0.64%     0.75%     17.05%
   Platinum Investor III                                    242,577  10.94  2,653,921    0.57%     0.70%     17.11%
   Platinum Investor IV                                      10,946  11.63    127,267    1.11%     0.70%     16.27%
   Platinum Investor FlexDirector                                82  13.42      1,100    1.25%     0.70%     17.11%
   Platinum Investor PLUS                                    15,378  15.14    232,771    0.78%     0.70%     17.11%
   Platinum Investor Survivor                                49,996   9.13    456,490    0.57%     0.40%     17.46%
   Platinum Investor Survivor II                              2,093  15.85     33,174    0.16%     0.75%     17.05%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                          5,660   6.57     37,172    0.84%     0.35%      5.29%
   Platinum Investor I & II                                 763,942  10.42  7,961,692    0.81%     0.75%      4.87%
   Platinum Investor III                                    483,611   7.75  3,749,782    0.84%     0.70%      4.92%
   Platinum Investor IV                                       6,207  10.54     65,390    1.48%     0.70%      5.36%
   Platinum Investor FlexDirector                               389  10.70      4,164    0.56%     0.70%      4.92%
   Platinum Investor PLUS                                    19,332  11.25    217,528    0.90%     0.70%      4.92%
   Platinum Investor Survivor                               108,351   6.56    710,371    0.82%     0.40%      5.23%
   Platinum Investor Survivor II                              8,346   9.69     80,911    0.91%     0.75%      4.87%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                   7,478  14.69    109,883    0.00%     0.75%     13.59%
   Platinum Investor III                                     48,147  14.71    708,454    0.00%     0.70%     13.65%
   Platinum Investor IV                                       5,386  11.58     62,390    0.00%     0.70%     15.84%
   Platinum Investor FlexDirector                                87  11.60      1,008    0.00%     0.70%     13.65%
   Platinum Investor PLUS                                    11,227  14.71    165,196    0.00%     0.70%     13.65%
   Platinum Investor Survivor                                   158  14.83      2,338    0.00%     0.40%     13.99%
   Platinum Investor Survivor II                                193  14.69      2,842    0.00%     0.75%     13.59%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               1,173  12.43     14,580    0.00%     0.65%      9.11%
   Platinum Investor I & II                                   8,794  16.60    145,966    0.00%     0.75%      9.01%
   Platinum Investor III                                     59,995  16.62    997,163    0.00%     0.70%      9.06%
   Platinum Investor IV                                       4,283  11.00     47,112    0.00%     0.70%     10.00%
   Platinum Investor FlexDirector                             6,595  11.60     76,513    0.00%     0.70%      9.06%
   Platinum Investor PLUS                                     8,153  16.62    135,516    0.00%     0.70%      9.06%
   Platinum Investor Survivor                                   945  16.75     15,837    0.00%     0.40%      9.39%
   Platinum Investor Survivor II                              2,178  16.60     36,145    0.00%     0.75%      9.01%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            29,373  17.55    515,430    0.91%     0.75%      4.25%
   Corporate America                                          2,515  16.18     40,705    0.53%     0.35%      4.67%
   Corporate America (reduced surrender charge)               7,554  11.21     84,683    0.53%     0.65%      4.35%
   Platinum Investor I & II                                 263,440  15.85  4,176,032    0.88%     0.75%      4.25%
   Platinum Investor III                                    503,096  15.77  7,932,245    0.77%     0.70%      4.30%
   Platinum Investor IV                                      24,188  10.37    250,785    0.00%     0.70%      3.68%
   Platinum Investor FlexDirector                                47  11.29        530    0.76%     0.70%      4.30%
   Platinum Investor PLUS                                    54,262  13.36    724,814    0.81%     0.70%      4.30%
   Platinum Investor Survivor                                22,479  16.14    362,826    0.65%     0.40%      4.62%
   Platinum Investor Survivor II                             61,884  13.96    864,131    0.88%     0.75%      4.25%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                  38,413   7.90    303,486    0.00%     0.75%     -3.40%
   Platinum Investor III                                    122,544   7.74    948,802    0.00%     0.70%     -3.36%

                                  VL-R - 110

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                        Investment
                                                                     Unit                 Income    Expense    Total
Divisions                                                    Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Credit Suisse Small Cap Growth Portfolio - Continued
   Platinum Investor IV                                        2,716 $ 9.89 $    26,872    0.00%     0.70%     -1.07%
   Platinum Investor FlexDirector                              5,715   9.79      55,969    0.00%     0.70%     -3.36%
   Platinum Investor PLUS                                     10,800  12.36     133,478    0.00%     0.70%     -3.36%
   Platinum Investor Survivor                                  3,169   8.04      25,490    0.00%     0.40%     -3.07%
   Platinum Investor Survivor II                               1,787  11.71      20,923    0.00%     0.75%     -3.40%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                   77,491  13.17   1,020,785    0.04%     0.75%      8.36%
   Platinum Investor III                                     226,387  12.96   2,934,707    0.03%     0.70%      8.41%
   Platinum Investor IV                                        4,649  10.88      50,588    0.00%     0.70%      8.81%
   Platinum Investor FlexDirector                                  1  11.78          12    0.00%     0.70%      8.41%
   Platinum Investor PLUS                                     20,845  13.61     283,805    0.03%     0.70%      8.41%
   Platinum Investor Survivor                                 14,773  13.41     198,157    0.03%     0.40%      8.74%
   Platinum Investor Survivor II                               8,917  14.91     132,916    0.03%     0.75%      8.36%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                           5,611  12.14      68,140    0.00%     0.35%      5.43%
   Corporate America (reduced surrender charge)                  829  11.39       9,438    0.00%     0.65%      5.12%
   Platinum Investor I & II                                  352,535  14.61   5,151,944    0.00%     0.75%      5.01%
   Platinum Investor III                                     448,236  11.26   5,049,247    0.00%     0.70%      5.06%
   Platinum Investor IV                                        4,825  10.72      51,735    0.00%     0.70%      7.22%
   Platinum Investor FlexDirector                                503  10.68       5,372    0.00%     0.70%      5.06%
   Platinum Investor PLUS                                     32,044  12.16     389,665    0.00%     0.70%      5.06%
   Platinum Investor Survivor                                 60,276  12.12     730,742    0.00%     0.40%      5.38%
   Platinum Investor Survivor II                              31,277  13.21     413,095    0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                           2,486  13.64      33,915    3.56%     0.35%      2.12%
   Corporate America (reduced surrender charge)                4,157  10.41      43,253    3.56%     0.65%      1.82%
   Platinum Investor I & II                                  295,506  13.56   4,006,889    3.56%     0.75%      1.71%
   Platinum Investor III                                     259,417  12.85   3,333,169    3.74%     0.70%      1.77%
   Platinum Investor IV                                        7,153  10.09      72,187    2.51%     0.70%      0.92%
   Platinum Investor PLUS                                     21,599  11.39     246,034    3.61%     0.70%      1.77%
   Platinum Investor Survivor                                 18,197  13.62     247,796    3.28%     0.40%      2.07%
   Platinum Investor Survivor II                               9,733  11.43     111,254    3.54%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                             17,804  11.01     196,081    2.63%     0.75%      3.01%
   Platinum Investor I & II                                  172,041  10.48   1,803,598    2.65%     0.75%      3.01%
   Platinum Investor III                                     248,098  10.47   2,596,756    2.24%     0.70%      3.06%
   Platinum Investor IV                                        3,301  10.30      34,007    0.00%     0.70%      3.01%
   Platinum Investor FlexDirector                                729  10.47       7,634    0.00%     0.70%      3.06%
   Platinum Investor PLUS                                     24,645  11.97     294,879    2.20%     0.70%      3.06%
   Platinum Investor Survivor                                 10,120  10.67     108,029    2.38%     0.40%      3.37%
   Platinum Investor Survivor II                              12,871  11.68     150,292    2.21%     0.75%      3.01%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                             41,343  14.36     593,539    0.12%     0.75%     15.78%
   Corporate America                                           2,464  12.85      31,663    0.09%     0.35%     16.24%
   Corporate America (reduced surrender charge)                4,208  12.76      53,697    0.09%     0.65%     15.89%
   Platinum Investor I & II                                  433,714  12.59   5,458,933    0.13%     0.75%     15.78%
   Platinum Investor III                                   1,174,986  12.43  14,603,155    0.12%     0.70%     15.84%
   Platinum Investor IV                                       34,820  11.46     398,996    0.00%     0.70%     14.59%
   Platinum Investor FlexDirector                              5,556  12.69      70,488    0.04%     0.70%     15.84%
   Platinum Investor PLUS                                    141,910  14.87   2,110,564    0.10%     0.70%     15.84%

                                  VL-R - 111

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                              Investment
                                                                           Unit                 Income    Expense    Total
Divisions                                                          Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor Survivor                                       89,331 $12.82 $ 1,144,849    0.12%     0.40%     16.18%
   Platinum Investor Survivor II                                    58,221  15.67     912,410    0.12%     0.75%     15.78%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                   57,321  11.55     662,077    1.48%     0.75%      4.78%
   Corporate America                                                 4,719  11.92      56,248    1.58%     0.35%      5.20%
   Corporate America (reduced surrender charge)                     13,635  11.34     154,584    1.58%     0.65%      4.89%
   Platinum Investor I & II                                        298,694  11.68   3,487,648    1.57%     0.75%      4.78%
   Platinum Investor III                                           849,719  11.70   9,940,258    1.25%     0.70%      4.84%
   Platinum Investor IV                                             20,666  10.47     216,404    0.00%     0.70%      4.72%
   Platinum Investor FlexDirector                                    1,283  11.14      14,285    0.78%     0.70%      4.84%
   Platinum Investor PLUS                                           72,117  12.60     908,410    1.23%     0.70%      4.84%
   Platinum Investor Survivor                                       87,502  11.89   1,040,329    1.61%     0.40%      5.15%
   Platinum Investor Survivor II                                    58,352  12.77     745,340    1.35%     0.75%      4.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                   26,555   8.50     225,771    0.27%     0.75%      4.72%
   Corporate America                                                    --   7.26          --    0.22%     0.35%      5.13%
   Corporate America (reduced surrender charge)                      8,299  11.22      93,130    0.22%     0.65%      4.82%
   Platinum Investor I & II                                        229,431   7.11   1,631,987    0.33%     0.75%      4.72%
   Platinum Investor III                                         1,144,468   7.05   8,071,149    0.25%     0.70%      4.77%
   Platinum Investor IV                                             17,717  10.62     188,184    0.00%     0.70%      6.22%
   Platinum Investor FlexDirector                                    4,788  10.21      48,901    0.33%     0.70%      4.77%
   Platinum Investor PLUS                                          103,309  11.35   1,172,519    0.24%     0.70%      4.77%
   Platinum Investor Survivor                                       66,757   7.24     483,521    0.28%     0.40%      5.08%
   Platinum Investor Survivor II                                    41,498  10.09     418,570    0.20%     0.75%      4.72%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                     12,662  13.49     170,834    0.00%     0.65%     17.25%
   Platinum Investor I & II                                          9,968  20.29     202,196    0.00%     0.75%     17.14%
   Platinum Investor III                                           188,760  20.31   3,834,116    0.00%     0.70%     17.19%
   Platinum Investor IV                                             15,896  11.54     183,376    0.00%     0.70%     15.36%
   Platinum Investor FlexDirector                                      523  13.58       7,105    0.00%     0.70%     17.19%
   Platinum Investor PLUS                                           10,265  20.31     208,499    0.00%     0.70%     17.19%
   Platinum Investor Survivor                                       13,668  20.48     279,857    0.00%     0.40%     17.55%
   Platinum Investor Survivor II                                     6,476  20.29     131,373    0.00%     0.75%     17.14%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   Corporate America (reduced surrender charge)                      3,208  12.20      39,130    0.24%     0.65%      8.06%
   Platinum Investor I & II                                         14,598  17.60     256,872    1.00%     0.75%      7.96%
   Platinum Investor III                                           180,608  17.62   3,182,234    1.09%     0.70%      8.01%
   Platinum Investor IV                                             15,977  10.69     170,753    0.31%     0.70%      6.87%
   Platinum Investor FlexDirector                                      297  12.59       3,742    0.50%     0.70%      8.01%
   Platinum Investor PLUS                                           22,076  17.62     388,964    0.77%     0.70%      8.01%
   Platinum Investor Survivor                                       15,477  17.76     274,888    1.40%     0.40%      8.33%
   Platinum Investor Survivor II                                     8,288  17.60     145,839    2.06%     0.75%      7.96%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2 *
   AG Legacy Plus                                                   18,250   7.29     133,093    0.00%     0.75%      4.01%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                         28,583  11.57     330,815   12.95%     0.75%      1.64%
   Platinum Investor III                                         1,055,949  11.60  12,246,014    4.54%     0.70%      1.69%
   Platinum Investor IV                                              4,565  10.11      46,137    1.46%     0.70%      1.07%
   Platinum Investor PLUS                                           40,074  11.22     449,553    4.28%     0.70%      1.69%
   Platinum Investor Survivor                                        9,591  11.74     112,573   10.64%     0.40%      2.00%

                                  VL-R - 112

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Divisions                                                        Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Franklin Templeton Franklin U.S. Government Fund - Class 2 -
  Continued
   Platinum Investor Survivor II                                 16,286 $11.57 $  188,498    8.18%     0.75%      1.64%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                     100,052  13.35  1,335,396    1.14%     0.75%      9.73%
   Platinum Investor III                                        551,644  13.37  7,377,455    0.88%     0.70%      9.79%
   Platinum Investor IV                                           9,575  10.94    104,772    0.51%     0.70%      9.42%
   Platinum Investor FlexDirector                                 3,626  11.78     42,710    1.46%     0.70%      9.79%
   Platinum Investor PLUS                                        30,917  13.15    406,562    0.86%     0.70%      9.79%
   Platinum Investor Survivor                                     2,657  13.53     35,958    0.69%     0.40%     10.11%
   Platinum Investor Survivor II                                  5,450  13.35     72,744    1.41%     0.75%      9.73%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                17,097  10.85    185,470    1.12%     0.75%      9.35%
   Platinum Investor I & II                                      92,614  13.58  1,257,319    1.17%     0.75%      9.35%
   Platinum Investor III                                        633,011  13.60  8,610,818    1.10%     0.70%      9.40%
   Platinum Investor IV                                          13,779  10.86    149,627    0.31%     0.70%      8.59%
   Platinum Investor FlexDirector                                 1,842  12.15     22,381    1.41%     0.70%      9.40%
   Platinum Investor PLUS                                        26,178  13.15    344,295    1.12%     0.70%      9.40%
   Platinum Investor Survivor                                     5,751  13.77     79,176    0.48%     0.40%      9.73%
   Platinum Investor Survivor II                                 53,115  13.58    721,076    0.99%     0.75%      9.35%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                      13,281   9.46    125,593    0.15%     0.75%      2.17%
   Platinum Investor III                                         12,698   9.48    120,387    0.14%     0.70%      2.23%
   Platinum Investor PLUS                                           112  11.58      1,294    0.15%     0.70%      2.23%
   Platinum Investor Survivor                                   667,804   9.63  6,428,556    0.15%     0.40%      2.53%
   Platinum Investor Survivor II                                170,190  10.05  1,710,032    0.14%     0.75%      2.17%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America                                                 --  10.55         --    1.45%     0.35%     31.48%
   Platinum Investor I & II                                     117,254  10.33  1,211,612    1.05%     0.75%     30.96%
   Platinum Investor III                                        259,706  10.27  2,666,639    1.01%     0.70%     31.02%
   Platinum Investor IV                                          10,054  12.91    129,774    1.05%     0.70%     29.07%
   Platinum Investor FlexDirector                                14,209  14.25    202,421    1.04%     0.70%     31.02%
   Platinum Investor PLUS                                        21,316  16.45    350,743    0.92%     0.70%     31.02%
   Platinum Investor Survivor                                    37,349  10.52    392,972    1.12%     0.40%     31.41%
   Platinum Investor Survivor II                                  6,116  16.24     99,349    1.05%     0.75%     30.96%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                316   6.03      1,902    0.00%     0.35%     11.64%
   Platinum Investor I & II                                      75,195   5.90    443,960    0.00%     0.75%     11.19%
   Platinum Investor III                                        390,008   5.76  2,247,637    0.00%     0.70%     11.25%
   Platinum Investor IV                                           1,687  11.18     18,865    0.00%     0.70%     11.83%
   Platinum Investor PLUS                                        10,625  15.06    160,004    0.00%     0.70%     11.25%
   Platinum Investor Survivor                                     8,892   6.01     53,459    0.00%     0.40%     11.58%
   Platinum Investor Survivor II                                  2,532  13.44     34,013    0.00%     0.75%     11.19%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                              2,714   6.95     18,860    1.51%     0.35%      5.20%
   Corporate America (reduced surrender charge)                   4,150  11.56     47,979    1.51%     0.65%      4.89%
   Platinum Investor I & II                                     108,684   6.81    739,710    1.15%     0.75%      4.78%
   Platinum Investor III                                        374,289   6.75  2,526,992    1.19%     0.70%      4.83%
   Platinum Investor IV                                           5,045  10.54     53,177    1.27%     0.70%      5.40%
   Platinum Investor PLUS                                        15,036  10.78    162,111    1.26%     0.70%      4.83%
   Platinum Investor Survivor                                    25,941   6.93    179,779    1.23%     0.40%      5.15%
   Platinum Investor Survivor II                                 25,510  10.32    263,280    0.88%     0.75%      4.78%

                                  VL-R - 113

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Divisions                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                             6,830 $16.11 $  110,019    0.26%     0.75%      8.40%
   Platinum Investor III                              200,737  16.13  3,237,786    0.29%     0.70%      8.45%
   Platinum Investor IV                                10,108  10.69    108,048    0.01%     0.70%      6.90%
   Platinum Investor PLUS                               8,871  16.13    143,086    0.17%     0.70%      8.45%
   Platinum Investor Survivor                          15,861  16.26    257,881    0.34%     0.40%      8.78%
   Platinum Investor Survivor II                       10,417  16.11    167,797    0.58%     0.75%      8.40%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                            49,513  11.71    579,930    0.00%     0.75%      2.65%
   Platinum Investor III                              100,496  11.53  1,158,901    0.00%     0.70%      2.70%
   Platinum Investor IV                                 3,551  10.48     37,209    0.00%     0.70%      4.78%
   Platinum Investor FlexDirector                          59  12.44        739    0.00%     0.70%      2.70%
   Platinum Investor PLUS                               9,456  14.36    135,771    0.00%     0.70%      2.70%
   Platinum Investor Survivor                           1,678  11.93     20,009    0.00%     0.40%      3.00%
   Platinum Investor Survivor II                        4,940  15.05     74,351    0.00%     0.75%      2.65%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                       61   6.88        420    0.00%     0.35%      1.33%
   Platinum Investor I & II                           102,935   6.74    693,317    0.73%     0.75%      0.93%
   Platinum Investor III                              402,031   6.80  2,734,163    0.73%     0.70%      0.98%
   Platinum Investor IV                                 3,161  10.35     32,714    0.05%     0.70%      3.51%
   Platinum Investor FlexDirector                         343  10.68      3,664    0.50%     0.70%      0.98%
   Platinum Investor PLUS                              41,777  11.46    478,568    0.72%     0.70%      0.98%
   Platinum Investor Survivor                          32,045   6.86    219,779    0.78%     0.40%      1.28%
   Platinum Investor Survivor II                        3,440  10.43     35,883    0.73%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                       9,979  11.62    115,986    0.00%     0.75%      8.38%
   Corporate America                                       --   5.38         --    0.00%     0.35%      8.81%
   Corporate America (reduced surrender charge)         1,688  12.34     20,834    0.00%     0.65%      8.48%
   Platinum Investor I & II                           633,175  11.32  7,165,076    0.00%     0.75%      8.38%
   Platinum Investor III                              679,181   5.99  4,071,476    0.00%     0.70%      8.43%
   Platinum Investor IV                                 4,405  11.14     49,067    0.00%     0.70%     11.38%
   Platinum Investor FlexDirector                         331  11.41      3,773    0.00%     0.70%      8.43%
   Platinum Investor PLUS                              37,583  12.62    474,425    0.00%     0.70%      8.43%
   Platinum Investor Survivor                         116,222   5.38    624,792    0.00%     0.40%      8.76%
   Platinum Investor Survivor II                        3,808  10.85     41,330    0.00%     0.75%      8.38%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                      19,993   8.18    163,457    0.00%     0.75%      4.46%
   Corporate America                                    2,497   8.94     22,327    0.00%     0.35%      4.88%
   Platinum Investor I & II                            70,119   8.76    614,070    0.00%     0.75%      4.46%
   Platinum Investor III                              282,484   8.58  2,424,535    0.00%     0.70%      4.51%
   Platinum Investor IV                                 3,830  10.76     41,230    0.00%     0.70%      7.64%
   Platinum Investor FlexDirector                         409  10.40      4,250    0.00%     0.70%      4.51%
   Platinum Investor PLUS                              20,194  11.66    235,469    0.00%     0.70%      4.51%
   Platinum Investor Survivor                          11,787   8.92    105,111    0.00%     0.40%      4.83%
   Platinum Investor Survivor II                        8,801  11.23     98,842    0.00%     0.75%      4.46%
MFS VIT Research Series - Initial Class
   Corporate America                                       --   8.19         --    0.99%     0.35%      7.42%
   Corporate America (reduced surrender charge)            --  12.05         --    0.99%     0.65%      7.10%
   Platinum Investor I & II                            42,324   8.02    339,466    0.46%     0.75%      7.00%
   Platinum Investor III                              179,928   7.99  1,438,273    0.45%     0.70%      7.05%
   Platinum Investor IV                                 2,508  10.67     26,765    0.00%     0.70%      6.72%

                                  VL-R - 114

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor FlexDirector                               202 $11.52 $    2,326    0.31%     0.70%      7.05%
   Platinum Investor PLUS                                     8,867  12.63    112,031    0.45%     0.70%      7.05%
   Platinum Investor Survivor                                 9,890   8.17     80,775    0.49%     0.40%      7.37%
   Platinum Investor Survivor II                              6,637  11.76     78,081    0.41%     0.75%      7.00%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           129,022   6.36    820,117    2.12%     0.75%      2.05%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                             --   7.37         --    0.00%     0.35%     13.34%
   Corporate America (reduced surrender charge)                 957  12.83     12,280    0.00%     0.65%     13.01%
   Platinum Investor I & II                                  59,320   7.22    428,152    0.00%     0.75%     12.89%
   Platinum Investor III                                    312,523   7.10  2,219,037    0.00%     0.70%     12.95%
   Platinum Investor IV                                       4,230  11.30     47,791    0.00%     0.70%     12.98%
   Platinum Investor FlexDirector                               536  12.49      6,690    0.00%     0.70%     12.95%
   Platinum Investor PLUS                                    38,696  13.24    512,286    0.00%     0.70%     12.95%
   Platinum Investor Survivor                                27,509   7.35    202,176    0.00%     0.40%     13.29%
   Platinum Investor Survivor II                             10,134  12.14    123,066    0.00%     0.75%     12.89%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             8,341  13.28    110,794    0.63%     0.75%     17.17%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  12,083  13.38    161,680    1.82%     0.75%      3.11%
   Platinum Investor III                                     39,564  13.40    530,087    1.64%     0.70%      3.17%
   Platinum Investor IV                                      13,581  10.24    139,032    0.00%     0.70%      2.37%
   Platinum Investor FlexDirector                                33  10.92        355    0.00%     0.70%      3.17%
   Platinum Investor PLUS                                     4,273  13.40     57,255    0.64%     0.70%      3.17%
   Platinum Investor Survivor                                   433  13.51      5,853   15.63%     0.40%      3.48%
   Platinum Investor Survivor II                              4,026  13.38     53,866    1.66%     0.75%      3.11%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  12,012  19.08    229,194    1.55%     0.75%     13.46%
   Platinum Investor III                                     89,885  19.11  1,717,343    0.82%     0.70%     13.51%
   Platinum Investor IV                                      14,555  11.60    168,845    0.00%     0.70%     16.01%
   Platinum Investor FlexDirector                                10  12.68        132    0.32%     0.70%     13.51%
   Platinum Investor PLUS                                     8,797  19.11    168,068    0.81%     0.70%     13.51%
   Platinum Investor Survivor                                 4,782  19.26     92,101    0.64%     0.40%     13.85%
   Platinum Investor Survivor II                              3,411  19.08     65,075    1.05%     0.75%     13.46%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,291  12.71    105,365    6.07%     0.75%      1.55%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                            39,631  14.19    562,357    2.58%     0.75%      1.33%
   Corporate America                                          2,227  15.78     35,144    2.82%     0.35%      1.74%
   Corporate America (reduced surrender charge)               5,843  10.46     61,112    2.82%     0.65%      1.43%
   Platinum Investor I & II                                 169,980  15.46  2,627,400    2.82%     0.75%      1.33%
   Platinum Investor III                                    472,070  15.53  7,330,772    2.58%     0.70%      1.38%
   Platinum Investor IV                                      13,415  10.03    134,583    2.25%     0.70%      0.32%
   Platinum Investor FlexDirector                               552  10.52      5,813    2.37%     0.70%      1.38%
   Platinum Investor PLUS                                    34,717  13.11    455,156    2.82%     0.70%      1.38%
   Platinum Investor Survivor                                50,322  15.74    792,015    2.53%     0.40%      1.69%
   Platinum Investor Survivor II                             25,695  13.28    341,190    2.44%     0.75%      1.33%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                          1,293  11.54     14,927    2.65%     0.35%      2.14%
   Platinum Investor I & II                                 102,222  11.31  1,155,888    2.02%     0.75%      1.74%

                                  VL-R - 115

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                      Investment
                                                                   Unit                 Income    Expense    Total
Divisions                                                  Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   Platinum Investor III                                   222,854 $11.33 $ 2,524,319    2.79%     0.70%      1.79%
   Platinum Investor IV                                     12,215  10.16     124,159    2.60%     0.70%      1.64%
   Platinum Investor FlexDirector                            6,204  10.22      63,427    3.13%     0.70%      1.79%
   Platinum Investor PLUS                                   27,436  10.54     289,255    2.63%     0.70%      1.79%
   Platinum Investor Survivor                               32,107  11.51     369,672    2.64%     0.40%      2.09%
   Platinum Investor Survivor II                            29,438  10.63     313,034    2.73%     0.75%      1.74%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           41,035  12.64     518,568    3.37%     0.75%      1.69%
   Corporate America                                            --  13.52          --    3.42%     0.35%      2.09%
   Corporate America (reduced surrender charge)              4,324  10.26      44,383    3.42%     0.65%      1.79%
   Platinum Investor I & II                                304,679  13.24   4,034,932    3.53%     0.75%      1.69%
   Platinum Investor III                                 1,208,514  13.32  16,098,999    4.27%     0.70%      1.74%
   Platinum Investor IV                                     22,535  10.12     228,029    2.96%     0.70%      1.19%
   Platinum Investor FlexDirector                            9,165  10.42      95,488    3.74%     0.70%      1.74%
   Platinum Investor PLUS                                   67,040  11.61     778,460    3.52%     0.70%      1.74%
   Platinum Investor Survivor                               97,859  13.48   1,319,594    4.43%     0.40%      2.04%
   Platinum Investor Survivor II                            93,995  11.71   1,101,055    4.68%     0.75%      1.69%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                217,065  10.77   2,337,632    1.32%     0.75%      5.38%
   Platinum Investor III                                    54,104  10.77     582,964    1.29%     0.70%      5.43%
   Platinum Investor PLUS                                    1,048  10.77      11,287    1.32%     0.70%      5.43%
   Platinum Investor Survivor                               27,282  10.81     294,897    1.32%     0.40%      5.75%
   Platinum Investor Survivor II                               558  10.77       6,012    1.57%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,402  10.93      37,194    0.00%     0.35%      6.31%
   Platinum Investor I & II                                309,209  10.89   3,366,299    0.00%     0.75%      5.89%
   Platinum Investor III                                   135,246  10.89   1,473,170    0.00%     0.70%      5.94%
   Platinum Investor PLUS                                    5,652  10.89      61,565    0.00%     0.70%      5.94%
   Platinum Investor Survivor                               11,323  10.93     123,729    0.00%     0.40%      6.26%
   Platinum Investor Survivor II                            19,598  10.89     213,357    0.00%     0.75%      5.89%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           13,413  14.03     188,182    7.19%     0.75%      2.28%
   Corporate America                                       453,182  14.39   6,519,762    6.70%     0.35%      2.69%
   Corporate America (reduced surrender charge)              8,287  10.63      88,056    6.70%     0.65%      2.38%
   Platinum Investor I & II                                 69,950  13.55     947,869    6.86%     0.75%      2.28%
   Platinum Investor III                                   165,340  14.52   2,401,485    4.20%     0.70%      2.33%
   Platinum Investor IV                                      4,050  10.11      40,950    0.00%     0.70%      1.10%
   Platinum Investor FlexDirector                              126  10.87       1,369    4.78%     0.70%      2.33%
   Platinum Investor PLUS                                    7,836  13.46     105,479    6.41%     0.70%      2.33%
   Platinum Investor Survivor                                9,432  14.36     135,474    1.64%     0.40%      2.64%
   Platinum Investor Survivor II                             1,832  13.82      25,327    8.15%     0.75%      2.28%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       557,678  11.80   6,579,575    1.43%     0.35%      4.86%
   Corporate America (reduced surrender charge)             13,093  11.25     147,352    1.43%     0.65%      4.55%
   Platinum Investor I & II                                407,918  12.17   4,966,360    1.59%     0.75%      4.44%
   Platinum Investor III                                   559,533  11.00   6,155,601    1.47%     0.70%      4.50%
   Platinum Investor IV                                     18,263  10.39     189,737    0.00%     0.70%      3.89%
   Platinum Investor FlexDirector                           11,478  11.03     126,565    1.38%     0.70%      4.50%
   Platinum Investor PLUS                                   33,887  12.31     417,233    1.43%     0.70%      4.50%
   Platinum Investor Survivor                               63,377  11.78     746,490    1.71%     0.40%      4.81%

                                  VL-R - 116

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                             5,634 $12.07 $   68,027    1.72%     0.75%      4.44%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                            --  12.61         --    1.54%     0.35%     13.70%
   Corporate America (reduced surrender charge)                246  13.04      3,212    1.54%     0.65%     13.36%
   Platinum Investor I & II                                175,186  14.58  2,554,483    0.85%     0.75%     13.25%
   Platinum Investor III                                   176,714  12.91  2,282,174    1.21%     0.70%     13.31%
   Platinum Investor IV                                      8,958  11.32    101,365    0.00%     0.70%     13.15%
   Platinum Investor FlexDirector                              187  12.81      2,390    0.55%     0.70%     13.31%
   Platinum Investor PLUS                                   12,489  15.18    189,541    0.70%     0.70%     13.31%
   Platinum Investor Survivor                               34,596  12.59    435,400    0.87%     0.40%     13.65%
   Platinum Investor Survivor II                             8,453  16.48    139,346    0.78%     0.75%     13.25%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                           19,801  21.04    416,707    0.19%     0.75%      6.23%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                           16,995   6.19    105,252    0.00%     0.75%     11.31%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                           66,242   6.04    399,942    0.59%     0.75%      4.91%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                  --  10.55         --    2.93%     0.75%      3.90%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                 21,479  12.49    268,304    0.00%     0.75%      7.93%
   Platinum Investor III                                    43,699  12.51    546,865    0.00%     0.70%      7.98%
   Platinum Investor IV                                      3,453  10.62     36,675    0.00%     0.70%      6.20%
   Platinum Investor PLUS                                    8,418  13.29    111,874    0.00%     0.70%      7.98%
   Platinum Investor Survivor                                  888  12.65     11,239    0.00%     0.40%      8.30%
   Platinum Investor Survivor II                               647  12.49      8,085    0.00%     0.75%      7.93%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                    725  10.84      7,860    3.86%     0.75%      1.14%
   Platinum Investor III                                    64,701  10.86    702,653    2.66%     0.70%      1.19%
   Platinum Investor IV                                      4,063  10.12     41,111    3.69%     0.70%      1.17%
   Platinum Investor PLUS                                   17,524  11.20    196,315    2.60%     0.70%      1.19%
   Platinum Investor Survivor II                             1,541  10.84     16,703    2.73%     0.75%      1.14%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                278,116  11.79  3,279,112    0.47%     0.75%     14.85%
   Platinum Investor III                                    88,812   7.92    703,309    0.46%     0.70%     14.90%
   Platinum Investor IV                                      1,164  11.87     13,815    0.31%     0.70%     18.72%
   Platinum Investor PLUS                                    4,916  12.61     61,991    0.46%     0.70%     14.90%
   Platinum Investor Survivor                               21,789   7.58    165,054    0.46%     0.40%     15.25%
   Platinum Investor Survivor II                               336  11.13      3,735    0.45%     0.75%     14.85%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                 81,303  11.17    908,279    7.18%     0.75%      0.30%
   Platinum Investor III                                    28,540  11.59    330,786    7.30%     0.70%      0.35%
   Platinum Investor IV                                        798   9.99      7,976    1.87%     0.70%     -0.11%
   Platinum Investor FlexDirector                            2,432  10.83     26,347    7.68%     0.70%      0.35%
   Platinum Investor PLUS                                    3,164  12.94     40,952    7.87%     0.70%      0.35%
   Platinum Investor Survivor                               72,980  10.90    795,784   12.17%     0.40%      0.65%
   Platinum Investor Survivor II                             5,458  12.63     68,916    6.29%     0.75%      0.30%
VALIC Company I International Equities Fund
   AG Legacy Plus                                           14,963   9.54    142,691    1.63%     0.75%     16.11%
   Platinum Investor I & II                                 73,508  12.23    899,274    1.66%     0.75%     16.11%

                                  VL-R - 117

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                   Investment
                                                                 Unit                Income    Expense    Total
Divisions                                                 Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
VALIC Company I International Equities Fund - Continued
   Platinum Investor III                                  90,430 $10.59 $  957,210    1.75%     0.70%     16.17%
   Platinum Investor IV                                    1,971  11.57     22,799    1.26%     0.70%     15.68%
   Platinum Investor FlexDirector                            605  13.01      7,871    1.23%     0.70%     16.17%
   Platinum Investor PLUS                                 11,992  13.86    166,203    1.55%     0.70%     16.17%
   Platinum Investor Survivor                             14,245   9.41    133,999    1.75%     0.40%     16.52%
   Platinum Investor Survivor II                           1,326  14.40     19,100    1.73%     0.75%     16.11%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                         22,947  14.33    328,807    0.93%     0.75%     11.36%
   Corporate America                                       5,967  15.63     93,231    0.97%     0.35%     11.81%
   Corporate America (reduced surrender charge)            2,099  12.56     26,356    0.97%     0.65%     11.47%
   Platinum Investor I & II                              375,993  21.25  7,988,267    0.98%     0.75%     11.36%
   Platinum Investor III                                 435,960  13.96  6,087,361    0.98%     0.70%     11.42%
   Platinum Investor IV                                   10,165  11.15    113,354    0.72%     0.70%     11.51%
   Platinum Investor FlexDirector                             37  12.10        451    0.70%     0.70%     11.42%
   Platinum Investor PLUS                                 41,815  14.38    601,133    0.94%     0.70%     11.42%
   Platinum Investor Survivor                             62,602  15.60    976,586    0.99%     0.40%     11.75%
   Platinum Investor Survivor II                          28,083  15.67    440,177    0.94%     0.75%     11.36%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                         28,169  10.72    302,068    3.28%     0.75%      1.96%
   Corporate America                                          --  11.20         --    1.17%     0.35%      2.37%
   Corporate America (reduced surrender charge)            5,751  10.23     58,803    1.17%     0.65%      2.06%
   Legacy Plus                                                --  11.29         --    3.50%     0.75%      1.96%
   Platinum Investor I & II                              753,360  11.82  8,904,036    2.58%     0.75%      1.96%
   Platinum Investor III                                 739,009  10.65  7,869,198    2.87%     0.70%      2.01%
   Platinum Investor IV                                   34,550  10.19    352,032    3.79%     0.70%      1.89%
   Platinum Investor FlexDirector                             --  10.22         --    0.79%     0.70%      2.01%
   Platinum Investor PLUS                                 38,373  10.23    392,587    3.01%     0.70%      2.01%
   Platinum Investor Survivor                            161,850  11.18  1,809,085    3.05%     0.40%      2.32%
   Platinum Investor Survivor II                         474,926  10.25  4,867,384    2.82%     0.75%      1.96%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                              208,009   4.87  1,013,403    0.13%     0.75%      0.49%
   Platinum Investor III                                 500,610   4.79  2,397,938    0.13%     0.70%      0.54%
   Platinum Investor IV                                    1,478  10.63     15,709    0.08%     0.70%      6.28%
   Platinum Investor FlexDirector                             72  10.84        785    0.10%     0.70%      0.54%
   Platinum Investor PLUS                                 16,202  13.73    222,513    0.14%     0.70%      0.54%
   Platinum Investor Survivor                             12,264   4.96     60,838    0.08%     0.40%      0.84%
   Platinum Investor Survivor II                          52,347  10.33    540,517    0.14%     0.75%      0.49%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                               74,475   4.05    301,637    0.00%     0.75%      2.56%
   Platinum Investor III                                 200,266   4.02    804,835    0.00%     0.70%      2.61%
   Platinum Investor IV                                    1,452  10.62     15,422    0.00%     0.70%      6.23%
   Platinum Investor FlexDirector                             77  10.22        786    0.00%     0.70%      2.61%
   Platinum Investor PLUS                                  3,768  12.46     46,935    0.00%     0.70%      2.61%
   Platinum Investor Survivor                             17,472   4.12     72,057    0.00%     0.40%      2.92%
   Platinum Investor Survivor II                           1,543   9.34     14,413    0.00%     0.75%      2.56%
VALIC Company I Small Cap Index Fund
   Corporate America                                         211  13.99      2,943    0.95%     0.35%      3.90%
   Platinum Investor I & II                              132,028  13.70  1,808,759    0.88%     0.75%      3.49%
   Platinum Investor III                                 231,947  13.50  3,130,218    0.93%     0.70%      3.54%
   Platinum Investor IV                                    8,875  10.63     94,331    0.68%     0.70%      6.28%

                                  VL-R - 118

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                   Investment
                                                                Unit                 Income    Expense    Total
Divisions                                               Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor FlexDirector                            86 $11.36 $       979    0.74%     0.70%      3.54%
   Platinum Investor PLUS                                26,561  14.27     379,123    0.77%     0.70%      3.54%
   Platinum Investor Survivor                            12,269  13.95     171,149    0.92%     0.40%      3.85%
   Platinum Investor Survivor II                          4,667  15.34      71,610    1.03%     0.75%      3.49%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        85,120   8.66     737,309    1.38%     0.75%      3.78%
   Corporate America                                      6,813   8.71      59,349    1.48%     0.35%      4.20%
   Corporate America (reduced surrender charge)           4,844  11.25      54,477    1.48%     0.65%      3.88%
   Platinum Investor I & II                           1,273,723  11.87  15,117,163    1.47%     0.75%      3.78%
   Platinum Investor III                              1,790,096   8.99  16,086,446    1.49%     0.70%      3.83%
   Platinum Investor IV                                  15,431  10.42     160,853    1.03%     0.70%      4.24%
   Platinum Investor FlexDirector                         8,262  10.95      90,468    1.38%     0.70%      3.83%
   Platinum Investor PLUS                               107,062  12.31   1,318,403    1.54%     0.70%      3.83%
   Platinum Investor Survivor                           377,870   8.70   3,286,369    1.46%     0.40%      4.14%
   Platinum Investor Survivor II                         32,344  11.46     370,556    1.75%     0.75%      3.78%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        11,386   5.09      57,942    0.25%     0.75%      7.13%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        12,089  13.26     160,256    4.10%     0.75%      2.77%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             256,301  13.03   3,339,226    0.86%     0.75%      9.17%
   Platinum Investor III                                426,793  13.05   5,570,693    1.38%     0.70%      9.22%
   Platinum Investor IV                                  18,660  10.86     202,726    0.00%     0.70%      8.64%
   Platinum Investor FlexDirector                           615  11.82       7,272    1.89%     0.70%      9.22%
   Platinum Investor PLUS                                21,097  13.30     280,565    0.99%     0.70%      9.22%
   Platinum Investor Survivor                            32,202  13.20     424,960    1.50%     0.40%      9.55%
   Platinum Investor Survivor II                         16,415  13.03     213,863    0.59%     0.75%      9.17%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)           1,604  10.53      16,886    0.00%     0.65%      2.09%
   Platinum Investor I & II                              84,057  13.01   1,093,916    8.12%     0.75%      1.99%
   Platinum Investor III                                257,084  13.12   3,373,341    5.78%     0.70%      2.04%
   Platinum Investor IV                                  10,483  10.13     106,234    0.00%     0.70%      1.34%
   Platinum Investor FlexDirector                            47  10.88         515    4.15%     0.70%      2.04%
   Platinum Investor PLUS                                27,827  12.62     351,119    6.71%     0.70%      2.04%
   Platinum Investor Survivor                            16,323  13.25     216,306    3.51%     0.40%      2.34%
   Platinum Investor Survivor II                          5,483  12.90      70,762   11.75%     0.75%      1.99%
Vanguard VIF REIT Index Portfolio
   Corporate America                                        783  24.63      19,276    1.88%     0.35%     11.45%
   Corporate America (reduced surrender charge)           1,006  12.87      12,942    1.88%     0.65%     11.11%
   Platinum Investor I & II                             116,855  24.13   2,819,784    2.52%     0.75%     11.00%
   Platinum Investor III                                289,714  24.15   6,996,982    2.53%     0.70%     11.06%
   Platinum Investor IV                                  25,262  11.55     291,840    0.00%     0.70%     15.52%
   Platinum Investor FlexDirector                         5,355  13.44      71,970    2.89%     0.70%     11.06%
   Platinum Investor PLUS                                37,885  18.17     688,310    2.23%     0.70%     11.06%
   Platinum Investor Survivor                            25,808  24.57     634,112    2.54%     0.40%     11.39%
   Platinum Investor Survivor II                         24,601  21.03     517,271    2.76%     0.75%     11.00%

                                  VL-R - 119

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            24,949 $ 8.04 $  200,562    0.74%     0.75%     23.08%
   Corporate America                                          7,229   7.78     56,259    0.70%     0.35%     23.57%
   Corporate America (reduced surrender charge)                 679  11.67      7,918    0.70%     0.65%     16.65%
   Platinum Investor I & II                                 322,093  11.13  3,583,368    0.64%     0.75%     23.08%
   Platinum Investor III                                    303,164   9.34  2,832,247    0.86%     0.70%     23.14%
   Platinum Investor PLUS                                     9,886  12.93    127,771    0.84%     0.70%     23.14%
   Platinum Investor Survivor                                67,704   7.77    526,286    0.75%     0.40%     23.51%
   Platinum Investor Survivor II                             16,895  13.54    228,742    1.10%     0.75%     23.08%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                          5,835   6.24     36,396    0.46%     0.35%      5.40%
   Platinum Investor I & II                                 850,688   9.94  8,454,221    0.46%     0.75%      4.98%
   Platinum Investor III                                    499,376   7.39  3,690,457    0.49%     0.70%      5.03%
   Platinum Investor FlexDirector                               204  10.20      2,077    0.01%     0.70%      1.98%
   Platinum Investor PLUS                                    16,704  10.72    179,141    0.59%     0.70%      5.03%
   Platinum Investor Survivor                               116,072   6.23    723,141    0.47%     0.40%      5.35%
   Platinum Investor Survivor II                              7,228   9.24     66,822    0.59%     0.75%      4.98%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                      98  12.94      1,274    0.00%     0.75%      7.38%
   Platinum Investor III                                     32,709  12.95    423,493    0.00%     0.70%      7.43%
   Platinum Investor PLUS                                     9,034  12.95    116,963    0.00%     0.70%      7.43%
   Platinum Investor Survivor                                   150  13.01      1,949    0.00%     0.40%      7.76%
   Platinum Investor Survivor II                                128  12.94      1,657    0.00%     0.75%      7.38%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor I & II                                   8,879  15.23    135,202    0.00%     0.75%     12.20%
   Platinum Investor III                                     44,400  15.24    676,660    0.00%     0.70%     12.25%
   Platinum Investor FlexDirector                             5,687  10.64     60,491    0.00%     0.70%      6.37%
   Platinum Investor PLUS                                     6,756  15.24    102,960    0.00%     0.70%     12.25%
   Platinum Investor Survivor                                   245  15.32      3,755    0.00%     0.40%     12.59%
   Platinum Investor Survivor II                                930  15.23     14,167    0.00%     0.75%     12.20%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            34,128  16.83    574,449    0.90%     0.75%     13.48%
   Corporate America                                          2,990  15.46     46,225    1.19%     0.35%     13.93%
   Corporate America (reduced surrender charge)                  --  10.74         --    0.00%     0.65%      0.00%
   Platinum Investor I & II                                 232,577  15.21  3,536,470    0.95%     0.75%     13.48%
   Platinum Investor III                                    526,802  15.12  7,963,343    0.86%     0.70%     13.54%
   Platinum Investor FlexDirector                                31  10.82        339    0.00%     0.70%      8.25%
   Platinum Investor PLUS                                    39,732  12.81    508,822    0.74%     0.70%     13.54%
   Platinum Investor Survivor                                32,550  15.43    502,214    0.97%     0.40%     13.88%
   Platinum Investor Survivor II                            100,250  13.39  1,342,791    0.80%     0.75%     13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                  70,710   8.18    578,349    0.00%     0.75%     10.04%
   Platinum Investor III                                    139,946   8.01  1,121,164    0.00%     0.70%     10.10%
   Platinum Investor FlexDirector                             4,723  10.13     47,865    0.00%     0.70%      1.34%
   Platinum Investor PLUS                                     8,424  12.79    107,735    0.00%     0.70%     10.10%
   Platinum Investor Survivor                                 2,799   8.30     23,229    0.00%     0.40%     10.43%
   Platinum Investor Survivor II                              1,275  12.12     15,451    0.00%     0.75%     10.04%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                  73,512  12.16    893,684    0.38%     0.75%     13.62%
   Platinum Investor III                                    204,536  11.96  2,445,717    0.42%     0.70%     13.68%

                                  VL-R - 120

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                            Investment
                                                                          Unit                Income    Expense    Total
Divisions                                                         Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- --------- ------ ---------- ---------- --------- ----------
Dreyfus IP MidCap Stock Portfolio - Initial Shares - Continued
   Platinum Investor FlexDirector                                       1 $10.87 $       16    0.63%     0.70%      8.66%
   Platinum Investor PLUS                                          16,660  12.56    209,222    0.45%     0.70%     13.68%
   Platinum Investor Survivor                                      17,825  12.34    219,877    0.38%     0.40%     14.02%
   Platinum Investor Survivor II                                    5,689  13.76     78,254    0.43%     0.75%     13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                               11,224  11.52    129,279    0.19%     0.35%     10.95%
   Platinum Investor I & II                                       375,824  13.92  5,230,135    0.20%     0.75%     10.51%
   Platinum Investor III                                          445,399  10.72  4,775,432    0.21%     0.70%     10.56%
   Platinum Investor PLUS                                          27,075  11.57    313,377    0.25%     0.70%     10.56%
   Platinum Investor Survivor                                      63,847  11.50    734,526    0.21%     0.40%     10.90%
   Platinum Investor Survivor II                                   58,627  12.58    737,356    0.23%     0.75%     10.51%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                6,905  13.36     92,230    4.03%     0.35%      3.01%
   Platinum Investor I & II                                       311,327  13.33  4,150,241    4.03%     0.75%      2.60%
   Platinum Investor III                                          253,777  12.63  3,204,132    4.15%     0.70%      2.65%
   Platinum Investor PLUS                                          17,726  11.19    198,410    4.24%     0.70%      2.65%
   Platinum Investor Survivor                                      25,471  13.34    339,808    4.25%     0.40%      2.96%
   Platinum Investor Survivor II                                    7,145  11.24     80,289    4.21%     0.75%      2.60%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                  20,658  10.69    220,876    2.06%     0.75%      4.39%
   Platinum Investor I & II                                       203,845  10.18  2,074,624    2.45%     0.75%      4.39%
   Platinum Investor III                                          208,895  10.16  2,121,544    2.09%     0.70%      4.44%
   Platinum Investor PLUS                                          17,720  11.61    205,736    1.51%     0.70%      4.44%
   Platinum Investor Survivor                                       9,381  10.33     96,879    2.46%     0.40%      4.76%
   Platinum Investor Survivor II                                   10,659  11.34    120,837    2.09%     0.75%      4.39%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                  42,128  12.40    522,390    0.19%     0.75%     14.30%
   Corporate America                                                3,812  11.05     42,136    0.23%     0.35%     14.76%
   Platinum Investor I & II                                       379,667  10.87  4,127,445    0.18%     0.75%     14.30%
   Platinum Investor III                                          906,499  10.73  9,726,130    0.18%     0.70%     14.36%
   Platinum Investor FlexDirector                                     321  10.95      3,516    0.00%     0.70%      9.52%
   Platinum Investor PLUS                                          71,987  12.84    924,266    0.13%     0.70%     14.36%
   Platinum Investor Survivor                                      76,772  11.03    846,864    0.16%     0.40%     14.70%
   Platinum Investor Survivor II                                   31,607  13.54    427,829    0.10%     0.75%     14.30%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                  63,754  11.02    702,770    1.29%     0.75%     10.40%
   Corporate America                                               19,433  11.33    220,183    1.33%     0.35%     10.84%
   Corporate America (reduced surrender charge)                       714  10.81      7,720    1.33%     0.65%      8.09%
   Platinum Investor I & II                                       370,900  11.14  4,133,032    1.26%     0.75%     10.40%
   Platinum Investor III                                          877,982  11.16  9,797,110    1.24%     0.70%     10.46%
   Platinum Investor FlexDirector                                     620  10.62      6,583    0.00%     0.70%      6.24%
   Platinum Investor PLUS                                          53,918  12.02    647,840    1.03%     0.70%     10.46%
   Platinum Investor Survivor                                     107,323  11.31  1,213,488    1.21%     0.40%     10.79%
   Platinum Investor Survivor II                                   49,011  12.19    597,443    1.07%     0.75%     10.40%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                  28,730   8.12    233,262    0.12%     0.75%      2.35%
   Corporate America                                                5,424   6.91     37,464    0.13%     0.35%      2.76%
   Corporate America (reduced surrender charge)                       253  10.71      2,709    0.13%     0.65%      7.06%
   Platinum Investor I & II                                       345,944   6.79  2,349,941    0.13%     0.75%      2.35%
   Platinum Investor III                                        1,039,582   6.73  6,997,775    0.12%     0.70%      2.40%

                                  VL-R - 121

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                           Investment
                                                                        Unit                 Income    Expense    Total
Divisions                                                        Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor FlexDirector                                 7,404 $ 9.75 $    72,173    0.00%     0.70%     -2.52%
   Platinum Investor PLUS                                        82,830  10.83     897,299    0.08%     0.70%      2.40%
   Platinum Investor Survivor                                    76,126   6.89     524,713    0.12%     0.40%      2.71%
   Platinum Investor Survivor II                                 38,957   9.63     375,246    0.12%     0.75%      2.35%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor I & II                                      16,744  17.32     289,966    0.00%     0.75%     23.73%
   Platinum Investor III                                         38,471  17.33     666,778    0.00%     0.70%     23.79%
   Platinum Investor FlexDirector                                   288  11.59       3,338    0.00%     0.70%     15.86%
   Platinum Investor PLUS                                         6,345  17.33     109,964    0.00%     0.70%     23.79%
   Platinum Investor Survivor                                     1,816  17.42      31,630    0.00%     0.40%     24.16%
   Platinum Investor Survivor II                                    989  17.32      17,124    0.00%     0.75%     23.73%
Franklin Templeton Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                                22,445   7.01     157,376    0.00%     0.75%     10.64%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   Corporate America (reduced surrender charge)                     463  11.29       5,231    0.00%     0.65%     12.87%
   Platinum Investor I & II                                      12,505  16.30     203,817    0.24%     0.75%     22.82%
   Platinum Investor III                                         40,911  16.31     667,374    0.17%     0.70%     22.88%
   Platinum Investor FlexDirector                                   175  11.66       2,046    0.00%     0.70%     16.59%
   Platinum Investor PLUS                                        12,431  16.31     202,794    0.12%     0.70%     22.88%
   Platinum Investor Survivor                                     5,233  16.39      85,788    0.09%     0.40%     23.25%
   Platinum Investor Survivor II                                    502  16.30       8,175    0.18%     0.75%     22.82%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                      16,861  11.39     191,999    3.63%     0.75%      2.70%
   Platinum Investor III                                        945,822  11.40  10,786,424    5.06%     0.70%      2.75%
   Platinum Investor PLUS                                        38,284  11.03     422,331    5.20%     0.70%      2.75%
   Platinum Investor Survivor                                       633  11.51       7,288    0.00%     0.40%      3.06%
   Platinum Investor Survivor II                                  5,867  11.39      66,809    4.55%     0.75%      2.70%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                      54,608  12.16     664,214    0.92%     0.75%     11.79%
   Platinum Investor III                                        539,268  12.18   6,569,138    0.74%     0.70%     11.85%
   Platinum Investor FlexDirector                                   312  10.73       3,345    0.00%     0.70%      7.29%
   Platinum Investor PLUS                                        19,639  11.98     235,235    0.70%     0.70%     11.85%
   Platinum Investor Survivor                                     1,777  12.29      21,841    0.87%     0.40%     12.18%
   Platinum Investor Survivor II                                 18,978  12.16     230,842    0.74%     0.75%     11.79%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                18,777   9.92     186,284    1.11%     0.75%     17.64%
   Platinum Investor I & II                                     123,981  12.42   1,539,261    1.04%     0.75%     17.64%
   Platinum Investor III                                        685,074  12.43   8,518,121    1.00%     0.70%     17.70%
   Platinum Investor FlexDirector                                   437  11.10       4,852    0.00%     0.70%     11.04%
   Platinum Investor PLUS                                        14,282  12.02     171,694    0.97%     0.70%     17.70%
   Platinum Investor Survivor                                    19,552  12.55     245,299    0.68%     0.40%     18.06%
   Platinum Investor Survivor II                                 48,400  12.42     600,897    0.90%     0.75%     17.64%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                      13,994   9.26     129,523    0.69%     0.75%      8.27%
   Platinum Investor III                                         14,378   9.27     133,348    0.67%     0.70%      8.33%
   Platinum Investor PLUS                                           113  11.33       1,284    0.70%     0.70%      8.33%
   Platinum Investor Survivor                                   703,774   9.39   6,607,533    0.69%     0.40%      8.65%
   Platinum Investor Survivor II                                185,421   9.83   1,823,417    0.68%     0.75%      8.27%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America                                              3,189   8.02      25,585    0.82%     0.35%     18.27%

                                  VL-R - 122

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                           Investment
                                                                         Unit                Income    Expense    Total
Divisions                                                        Units   Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ---------- ---------- --------- ----------
Janus Aspen International Growth Portfolio - Service Shares -
  Continued
   Platinum Investor I & II                                      115,724 $ 7.89 $  913,122    0.96%     0.75%     17.80%
   Platinum Investor III                                         229,457   7.84  1,798,205    0.86%     0.70%     17.86%
   Platinum Investor FlexDirector                                 12,784  10.87    139,004    0.67%     0.70%      8.73%
   Platinum Investor PLUS                                          7,613  12.56     95,613    0.87%     0.70%     17.86%
   Platinum Investor Survivor                                     31,781   8.01    254,455    0.78%     0.40%     18.21%
   Platinum Investor Survivor II                                   4,427  12.40     54,914    0.83%     0.75%     17.80%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                 486   5.40      2,624    0.00%     0.35%     20.05%
   Platinum Investor I & II                                       52,125   5.31    276,772    0.00%     0.75%     19.58%
   Platinum Investor III                                         402,410   5.18  2,084,632    0.00%     0.70%     19.63%
   Platinum Investor PLUS                                          8,596  13.54    116,353    0.00%     0.70%     19.63%
   Platinum Investor Survivor                                     26,338   5.39    141,904    0.00%     0.40%     19.99%
   Platinum Investor Survivor II                                   1,788  12.08     21,605    0.00%     0.75%     19.58%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                               9,360   6.60     61,819    0.90%     0.35%      4.16%
   Platinum Investor I & II                                      125,130   6.50    812,781    0.89%     0.75%      3.75%
   Platinum Investor III                                         367,344   6.44  2,365,764    0.94%     0.70%      3.80%
   Platinum Investor PLUS                                         12,476  10.28    128,308    1.00%     0.70%      3.80%
   Platinum Investor Survivor                                     37,089   6.59    244,452    0.87%     0.40%      4.11%
   Platinum Investor Survivor II                                  41,215   9.85    405,949    0.92%     0.75%      3.75%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                        1,976  14.86     29,370    0.28%     0.75%     20.15%
   Platinum Investor III                                          27,069  14.87    402,580    0.21%     0.70%     20.22%
   Platinum Investor PLUS                                          4,533  14.87     67,410    0.07%     0.70%     20.22%
   Platinum Investor Survivor                                        207  14.95      3,088    0.00%     0.40%     20.58%
   Platinum Investor Survivor II                                     485  14.86      7,201    0.24%     0.75%     20.15%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                       40,867  11.41    466,324    0.00%     0.75%     26.22%
   Platinum Investor III                                         104,066  11.23  1,168,558    0.00%     0.70%     26.28%
   Platinum Investor PLUS                                          5,929  13.98     82,890    0.00%     0.70%     26.28%
   Platinum Investor Survivor                                      1,835  11.58     21,241    0.00%     0.40%     26.66%
   Platinum Investor Survivor II                                   3,146  14.66     46,129    0.00%     0.75%     26.22%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                                  --   6.79         --    0.72%     0.35%     12.07%
   Platinum Investor I & II                                      113,938   6.67    760,376    0.35%     0.75%     11.62%
   Platinum Investor III                                         415,444   6.74  2,798,020    0.33%     0.70%     11.68%
   Platinum Investor FlexDirector                                    173  10.58      1,832    0.00%     0.70%      5.78%
   Platinum Investor PLUS                                         33,139  11.34    375,934    0.28%     0.70%     11.68%
   Platinum Investor Survivor                                     36,766   6.77    248,968    0.32%     0.40%     12.01%
   Platinum Investor Survivor II                                   3,156  10.33     32,620    0.39%     0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                  9,619  10.72    103,163    0.00%     0.75%     12.12%
   Corporate America                                               1,040   4.95      5,148    0.00%     0.35%     12.56%
   Corporate America (reduced surrender charge)                      920  11.38     10,472    0.00%     0.65%     13.78%
   Platinum Investor I & II                                      706,671  10.44  7,378,706    0.00%     0.75%     12.12%
   Platinum Investor III                                       1,024,961   5.53  5,666,609    0.00%     0.70%     12.17%
   Platinum Investor FlexDirector                                    197  10.52      2,070    0.00%     0.70%      5.25%
   Platinum Investor PLUS                                         29,670  11.64    345,413    0.00%     0.70%     12.17%
   Platinum Investor Survivor                                    168,768   4.94    834,232    0.00%     0.40%     12.51%
   Platinum Investor Survivor II                                  32,210  10.01    322,533    0.00%     0.75%     12.12%

                                  VL-R - 123

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                      Investment
                                                                    Unit                Income    Expense    Total
Divisions                                                    Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                            16,207 $ 7.83 $  126,844    0.00%     0.75%      5.72%
   Corporate America                                          2,716   8.52     23,152    0.00%     0.35%      6.15%
   Platinum Investor I & II                                  88,892   8.38    745,230    0.00%     0.75%      5.72%
   Platinum Investor III                                    266,177   8.21  2,185,903    0.00%     0.70%      5.78%
   Platinum Investor FlexDirector                               256   9.96      2,551    0.00%     0.70%     -0.45%
   Platinum Investor PLUS                                    16,920  11.16    188,768    0.00%     0.70%      5.78%
   Platinum Investor Survivor                                10,480   8.51     89,153    0.00%     0.40%      6.09%
   Platinum Investor Survivor II                              8,483  10.75     91,201    0.00%     0.75%      5.72%
MFS VIT Research Series - Initial Class
   Corporate America                                          3,158   7.62     24,069    1.02%     0.35%     15.45%
   Platinum Investor I & II                                  48,222   7.50    361,482    1.09%     0.75%     14.98%
   Platinum Investor III                                    159,378   7.47  1,190,107    0.98%     0.70%     15.04%
   Platinum Investor FlexDirector                               106  10.76      1,145    0.00%     0.70%      7.60%
   Platinum Investor PLUS                                     6,148  11.80     72,553    0.87%     0.70%     15.04%
   Platinum Investor Survivor                                 9,692   7.61     73,719    1.08%     0.40%     15.39%
   Platinum Investor Survivor II                              5,340  10.99     58,713    0.86%     0.75%     14.98%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           146,574   6.23    912,934    1.62%     0.75%     10.49%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                          1,789   6.50     11,630    0.00%     0.35%     15.90%
   Corporate America (reduced surrender charge)                 233  11.35      2,641    0.00%     0.65%     13.51%
   Platinum Investor I & II                                  59,627   6.39    381,211    0.00%     0.75%     15.44%
   Platinum Investor III                                    288,190   6.29  1,811,647    0.00%     0.70%     15.50%
   Platinum Investor FlexDirector                               166  11.06      1,834    0.00%     0.70%     10.58%
   Platinum Investor PLUS                                    28,648  11.72    335,784    0.00%     0.70%     15.50%
   Platinum Investor Survivor                                27,565   6.49    178,820    0.00%     0.40%     15.84%
   Platinum Investor Survivor II                              7,849  10.76     84,431    0.00%     0.75%     15.44%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                            12,141  11.34    137,643    0.01%     0.75%     18.09%
Oppenheimer Balanced Fund/VA - Non-Service Shares *
   Platinum Investor I & II                                   2,395  12.98     31,076    1.98%     0.75%      9.28%
   Platinum Investor III                                     29,690  12.99    385,585    0.45%     0.70%      9.33%
   Platinum Investor PLUS                                    14,439  12.99    187,517    1.68%     0.70%      9.33%
   Platinum Investor Survivor                                   433  13.05      5,656    0.99%     0.40%      9.66%
   Platinum Investor Survivor II                              3,870  12.98     50,218    0.90%     0.75%      9.28%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                   4,798  16.82     80,687    0.83%     0.75%     18.27%
   Platinum Investor III                                     51,328  16.83    863,930    0.82%     0.70%     18.33%
   Platinum Investor FlexDirector                                 2  11.17         24    0.00%     0.70%     11.74%
   Platinum Investor PLUS                                     5,613  16.83     94,470    0.18%     0.70%     18.33%
   Platinum Investor Survivor                                 2,375  16.92     40,174    1.20%     0.40%     18.69%
   Platinum Investor Survivor II                                378  16.82      6,364    1.49%     0.75%     18.27%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,004  12.51    100,163    6.11%     0.75%      8.15%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                            47,824  14.00    669,702    0.99%     0.75%      8.11%
   Corporate America                                          2,327  15.51     36,096    0.91%     0.35%      8.54%
   Corporate America (reduced surrender charge)                 753  10.31      7,759    0.91%     0.65%      3.11%
   Platinum Investor I & II                                 119,851  15.25  1,828,190    0.99%     0.75%      8.11%
   Platinum Investor III                                    561,931  15.32  8,607,213    1.05%     0.70%      8.16%

                                  VL-R - 124

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                    Investment
                                                                  Unit                Income    Expense    Total
Divisions                                                  Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
PIMCO VIT Real Return Portfolio - Administrative Class -
  Continued
   Platinum Investor FlexDirector                             298 $10.38 $    3,095    1.06%     0.70%      3.79%
   Platinum Investor PLUS                                  30,515  12.93    394,609    1.02%     0.70%      8.16%
   Platinum Investor Survivor                              65,768  15.48  1,017,948    0.99%     0.40%      8.48%
   Platinum Investor Survivor II                           36,406  13.10    477,063    0.96%     0.75%      8.11%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                       21,965  11.30    248,233    1.37%     0.35%      0.95%
   Platinum Investor I & II                               220,025  11.11  2,445,451    1.30%     0.75%      0.54%
   Platinum Investor III                                  210,849  11.13  2,346,366    1.34%     0.70%      0.60%
   Platinum Investor FlexDirector                           4,059  10.04     40,769    1.29%     0.70%      0.44%
   Platinum Investor PLUS                                  14,162  10.36    146,681    1.31%     0.70%      0.60%
   Platinum Investor Survivor                              40,126  11.28    452,530    1.70%     0.40%      0.90%
   Platinum Investor Survivor II                           30,365  10.45    317,371    1.25%     0.75%      0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                          38,594  12.43    479,631    1.93%     0.75%      4.11%
   Corporate America                                        8,965  13.24    118,722    1.93%     0.35%      4.53%
   Platinum Investor I & II                               248,730  13.02  3,239,319    1.90%     0.75%      4.11%
   Platinum Investor III                                  468,339  13.09  6,132,293    1.91%     0.70%      4.16%
   Platinum Investor FlexDirector                           6,295  10.24     64,463    1.65%     0.70%      2.40%
   Platinum Investor PLUS                                  47,130  11.41    537,919    1.83%     0.70%      4.16%
   Platinum Investor Survivor                              46,766  13.21    617,992    1.77%     0.40%      4.47%
   Platinum Investor Survivor II                           58,228  11.52    670,760    1.81%     0.75%      4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                               242,349  10.22  2,476,631    0.00%     0.75%      2.19%
   Platinum Investor III                                   55,443  10.22    566,601    0.00%     0.70%      2.20%
   Platinum Investor PLUS                                     998  10.22     10,195    0.00%     0.70%      2.20%
   Platinum Investor Survivor                              28,172  10.22    287,951    0.00%     0.40%      2.21%
   Platinum Investor Survivor II                              388  10.22      3,963    0.00%     0.75%      2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                        3,474  10.28     35,720    0.00%     0.35%      2.83%
   Platinum Investor I & II                               347,832  10.28  3,576,078    0.00%     0.75%      2.81%
   Platinum Investor III                                  137,933  10.28  1,418,142    0.00%     0.70%      2.81%
   Platinum Investor PLUS                                   4,979  10.28     51,195    0.00%     0.70%      2.81%
   Platinum Investor Survivor                              14,319  10.28    147,243    0.00%     0.40%      2.83%
   Platinum Investor Survivor II                           39,326  10.28    404,315    0.00%     0.75%      2.81%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                          12,958  13.72    177,740    8.10%     0.75%      8.39%
   Corporate America                                      396,103  14.01  5,549,288    8.00%     0.35%      8.82%
   Platinum Investor I & II                                60,463  13.25    801,033    8.55%     0.75%      8.39%
   Platinum Investor III                                   62,541  14.19    887,670    8.73%     0.70%      8.44%
   Platinum Investor FlexDirector                              65  10.63        689    0.00%     0.70%      6.27%
   Platinum Investor PLUS                                   6,150  13.15     80,902    7.70%     0.70%      8.44%
   Platinum Investor Survivor                               1,282  13.99     17,943    4.60%     0.40%      8.77%
   Platinum Investor Survivor II                            1,337  13.51     18,073   11.52%     0.75%      8.39%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      499,841  11.25  5,623,805    1.35%     0.35%     10.72%
   Platinum Investor I & II                               491,902  11.66  5,734,037    1.53%     0.75%     10.28%
   Platinum Investor III                                  524,351  10.53  5,520,350    1.50%     0.70%     10.34%
   Platinum Investor FlexDirector                           9,148  10.55     96,528    0.00%     0.70%      5.52%
   Platinum Investor PLUS                                  26,657  11.78    314,093    1.26%     0.70%     10.34%
   Platinum Investor Survivor                              66,114  11.24    743,001    1.40%     0.40%     10.67%

                                  VL-R - 125

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Divisions                                                   Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                             4,481 $11.56 $   51,804    1.48%     0.75%     10.28%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                         2,293  11.09     25,426    0.85%     0.35%     20.56%
   Platinum Investor I & II                                204,673  12.88  2,635,270    1.20%     0.75%     20.08%
   Platinum Investor III                                   191,264  11.40  2,179,999    1.28%     0.70%     20.14%
   Platinum Investor FlexDirector                              112  11.31      1,269    0.00%     0.70%     13.08%
   Platinum Investor PLUS                                    8,737  13.39    117,028    0.86%     0.70%     20.14%
   Platinum Investor Survivor                               37,612  11.07    416,520    1.18%     0.40%     20.50%
   Platinum Investor Survivor II                             7,551  14.56    109,912    1.49%     0.75%     20.08%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                           25,092  19.81    497,060    0.34%     0.75%     25.27%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                           15,137   5.56     84,219    0.00%     0.75%     17.72%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                           57,401   5.76    330,363    0.24%     0.75%      4.25%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                                     --   9.17         --    2.18%     0.75%      4.59%
   Platinum Investor III                                        --   8.00         --    2.43%     0.70%      4.64%
   Platinum Investor PLUS                                       --  10.96         --    2.43%     0.70%      4.64%
   Platinum Investor Survivor                                   --   7.68         --    2.59%     0.40%      4.94%
   Platinum Investor Survivor II                                --   9.67         --    4.87%     0.75%      4.59%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                            --  10.51         --    0.00%     0.35%     18.54%
   Platinum Investor I & II                                     --  10.26         --    0.00%     0.75%     18.09%
   Platinum Investor III                                        --  10.98         --    0.00%     0.70%     18.15%
   Platinum Investor PLUS                                       --  11.86         --    0.00%     0.70%     18.15%
   Platinum Investor Survivor                                   --  10.50         --    0.00%     0.40%     18.48%
   Platinum Investor Survivor II                                --  12.30         --    0.00%     0.75%     18.09%
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                                  --   9.81         --    0.00%     0.75%     18.18%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                               1,857  10.15     18,849    1.05%     0.75%      9.77%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                  7,269  11.57     84,137    0.00%     0.75%     15.91%
   Platinum Investor III                                    29,137  11.59    337,687    0.00%     0.70%     15.97%
   Platinum Investor PLUS                                    6,198  12.31     76,281    0.00%     0.70%     15.97%
   Platinum Investor Survivor                                1,019  11.68     11,899    0.00%     0.40%     16.32%
   Platinum Investor Survivor II                               448  11.57      5,190    0.00%     0.75%     15.91%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                    247  10.72      2,648    1.65%     0.75%      5.98%
   Platinum Investor III                                    52,736  10.73    565,994    1.80%     0.70%      6.03%
   Platinum Investor PLUS                                   13,740  11.07    152,117    1.70%     0.70%      6.03%
   Platinum Investor Survivor II                             1,250  10.72     13,403    1.57%     0.75%      5.98%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                288,941  10.27  2,966,331    0.17%     0.75%      6.97%
   Platinum Investor III                                    79,302   6.89    546,540    0.18%     0.70%      7.02%
   Platinum Investor PLUS                                    4,155  10.98     45,596    0.19%     0.70%      7.02%
   Platinum Investor Survivor                               23,521   6.57    154,598    0.17%     0.40%      7.34%
   Platinum Investor Survivor II                               219   9.69      2,122    0.12%     0.75%      6.97%

                                  VL-R - 126

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                               Investment
                                                            Unit                 Income    Expense    Total
Divisions                                           Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------  --------- ------ ----------- ---------- --------- ----------
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                          93,804 $11.14 $ 1,044,759    5.86%     0.75%      8.67%
   Platinum Investor III                             28,634  11.55     330,711    6.14%     0.70%      8.72%
   Platinum Investor FlexDirector                     1,735  10.79      18,729    0.00%     0.70%      7.94%
   Platinum Investor PLUS                             2,194  12.90      28,302    5.96%     0.70%      8.72%
   Platinum Investor Survivor                        24,176  10.83     261,899    6.03%     0.40%      9.05%
   Platinum Investor Survivor II                      4,234  12.59      53,299    5.42%     0.75%      8.67%
VALIC Company I International Equities Fund
   AG Legacy Plus                                    20,142   8.21     165,429    1.50%     0.75%     16.98%
   Platinum Investor I & II                          70,577  10.54     743,609    1.09%     0.75%     16.98%
   Platinum Investor III                             86,492   9.11     788,095    1.37%     0.70%     17.03%
   Platinum Investor FlexDirector                       349  11.20       3,911    0.09%     0.70%     12.00%
   Platinum Investor PLUS                             8,032  11.93      95,823    1.49%     0.70%     17.03%
   Platinum Investor Survivor                        13,559   8.07     109,465    1.43%     0.40%     17.39%
   Platinum Investor Survivor II                      1,307  12.40      16,207    1.14%     0.75%     16.98%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                    24,611  12.87     316,673    0.81%     0.75%     15.18%
   Corporate America                                  6,003  13.98      83,891    0.79%     0.35%     15.64%
   Corporate America (reduced surrender charge)         704  11.26       7,926    0.79%     0.65%     12.64%
   Platinum Investor I & II                         396,205  19.08   7,558,938    0.79%     0.75%     15.18%
   Platinum Investor III                            430,957  12.53   5,400,920    0.82%     0.70%     15.24%
   Platinum Investor PLUS                            37,895  12.90     488,950    0.92%     0.70%     15.24%
   Platinum Investor Survivor                        67,872  13.96     947,463    0.83%     0.40%     15.58%
   Platinum Investor Survivor II                     46,722  14.07     657,610    0.73%     0.75%     15.18%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                    51,953  10.52     546,390    0.80%     0.75%      0.05%
   Corporate America                                  6,349  10.94      69,436    0.34%     0.35%      0.45%
   Corporate America (reduced surrender charge)      27,087  10.02     271,377    0.34%     0.65%      0.19%
   Legacy Plus                                        1,086  11.08      12,032    0.81%     0.75%      0.05%
   Platinum Investor I & II                         947,402  11.59  10,981,940    0.74%     0.75%      0.05%
   Platinum Investor III                          1,222,031  10.44  12,755,775    0.72%     0.70%      0.10%
   Platinum Investor FlexDirector                     4,886  10.01      48,931    0.86%     0.70%      0.14%
   Platinum Investor PLUS                           108,353  10.03   1,086,673    0.58%     0.70%      0.10%
   Platinum Investor Survivor                       356,356  10.92   3,892,926    0.76%     0.40%      0.40%
   Platinum Investor Survivor II                    485,564  10.05   4,880,633    0.82%     0.75%      0.05%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                         195,759   4.85     949,081    0.58%     0.75%      9.23%
   Platinum Investor III                            480,541   4.76   2,289,462    0.56%     0.70%      9.28%
   Platinum Investor FlexDirector                        48  10.78         516    1.00%     0.70%      7.84%
   Platinum Investor PLUS                            11,709  13.66     159,943    0.73%     0.70%      9.28%
   Platinum Investor Survivor                        29,567   4.92     145,457    0.65%     0.40%      9.61%
   Platinum Investor Survivor II                     11,333  10.28     116,455    1.05%     0.75%      9.23%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                          92,336   3.95     364,650    0.00%     0.75%      0.04%
   Platinum Investor III                            193,053   3.92     756,120    0.00%     0.70%      0.09%
   Platinum Investor FlexDirector                        51   9.96         507    0.00%     0.70%     -0.41%
   Platinum Investor PLUS                             3,497  12.14      42,443    0.00%     0.70%      0.09%
   Platinum Investor Survivor                        16,097   4.01      64,505    0.00%     0.40%      0.39%
   Platinum Investor Survivor II                      1,081   9.11       9,847    0.00%     0.75%      0.04%
VALIC Company I Small Cap Index Fund
   Corporate America                                  4,416  13.46      59,441    0.82%     0.35%     17.48%

                                  VL-R - 127

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                   Investment
                                                                Unit                 Income    Expense    Total
Divisions                                               Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor I & II                             107,394 $13.24 $ 1,421,650    0.84%     0.75%     17.01%
   Platinum Investor III                                215,034  13.03   2,802,678    0.82%     0.70%     17.07%
   Platinum Investor FlexDirector                            32  10.97         349    0.46%     0.70%      9.69%
   Platinum Investor PLUS                                23,667  13.79     326,254    0.98%     0.70%     17.07%
   Platinum Investor Survivor                            20,859  13.43     280,186    0.85%     0.40%     17.42%
   Platinum Investor Survivor II                          3,333  14.83      49,411    0.84%     0.75%     17.01%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        70,818   8.35     591,082    1.57%     0.75%      9.68%
   Corporate America                                     14,690   8.36     122,821    1.54%     0.35%     10.12%
   Platinum Investor I & II                           1,406,720  11.44  16,087,376    1.55%     0.75%      9.68%
   Platinum Investor III                              1,990,719   8.65  17,228,974    1.55%     0.70%      9.74%
   Platinum Investor FlexDirector                            87  10.55         916    0.00%     0.70%      5.46%
   Platinum Investor PLUS                                63,224  11.86     749,828    1.64%     0.70%      9.74%
   Platinum Investor Survivor                           437,170   8.35   3,650,823    1.50%     0.40%     10.07%
   Platinum Investor Survivor II                         40,549  11.04     447,627    1.55%     0.75%      9.68%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        11,991   4.75      56,964    0.00%     0.75%      6.23%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        13,807  12.90     178,108    4.89%     0.75%      3.39%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             191,703  11.93   2,287,879    0.96%     0.75%     13.52%
   Platinum Investor III                                242,172  11.95   2,894,060    0.90%     0.70%     13.58%
   Platinum Investor FlexDirector                            32  10.83         343    0.00%     0.70%      8.26%
   Platinum Investor PLUS                                16,160  12.18     196,763    0.82%     0.70%     13.58%
   Platinum Investor Survivor                            16,686  12.05     201,015    1.03%     0.40%     13.92%
   Platinum Investor Survivor II                          6,375  11.93      76,084    0.94%     0.75%     13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                             100,018  12.76   1,276,287    7.19%     0.75%      7.71%
   Platinum Investor III                                330,232  12.86   4,246,662    6.58%     0.70%      7.77%
   Platinum Investor FlexDirector                            32  10.66         337    0.00%     0.70%      6.58%
   Platinum Investor PLUS                                22,057  12.37     272,761    4.95%     0.70%      7.77%
   Platinum Investor Survivor                            86,078  12.95   1,114,534    1.13%     0.40%      8.09%
   Platinum Investor Survivor II                         23,456  12.65     296,797    2.45%     0.75%      7.71%
Vanguard VIF REIT Index Portfolio
   Corporate America                                        708  22.10      15,640    4.59%     0.35%     30.06%
   Platinum Investor I & II                              99,576  21.74   2,164,676    2.49%     0.75%     29.54%
   Platinum Investor III                                303,258  21.75   6,594,879    2.48%     0.70%     29.60%
   Platinum Investor FlexDirector                         3,849  12.10      46,590    0.00%     0.70%     21.03%
   Platinum Investor PLUS                                40,045  16.36     655,114    2.42%     0.70%     29.60%
   Platinum Investor Survivor                            30,818  22.06     679,778    2.05%     0.40%     29.99%
   Platinum Investor Survivor II                         23,561  18.94     446,319    1.46%     0.75%     29.54%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

                                  VL-R - 128

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2008, 2007, 2006, 2005, and 2004, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund Name Changes

2004

- Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA - Non-Service Shares changed its name to Oppenheimer Balanced Fund/VA- Non-Service Shares.

2005

- Effective May 1, 2005, Franklin Templeton Franklin Small Cap Fund - Class 2 changed its name to Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2.

2006

- Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio - Class I.

- Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

2007

- Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

- Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

2008

- Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

- Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

- Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

- Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

- Effective May 1, 2008, VALIC Company I Nasdaq-100(R) Index Fund changed its name to AIG Retirement Company I Nasdaq-100(R) Index Fund.

- Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

- Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

- Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

- Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio - Class I.

                                  VL-R - 129

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, American International Group, Inc. ("AIG") experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $31.7 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

                                  VL-R - 130

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                                  VL-R - 131

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Separate Account.

                                  VL-R - 132

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
 (an indirect, wholly-owned subsidiary of American International Group, Inc.)

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                        Numbers
                                                                        -------
 Report of Independent Registered Public Accounting Firm...............    1

 Consolidated Balance Sheet - December 31, 2008 and 2007............... 2 to 3

 Consolidated Statement of Income (Loss) - Years Ended December 31,
   2008, 2007 and 2006.................................................    4

 Consolidated Statement of Shareholder's Equity - Years Ended
   December 31, 2008, 2007 and 2006....................................    5

 Consolidated Statement of Cash Flows - Years Ended December 31, 2008,
   2007 and 2006....................................................... 6 to 7

 Consolidated Statement of Comprehensive Income (Loss) - Years Ended
   December 31, 2008, 2007 and 2006....................................    8

 Notes to Consolidated Financial Statements............................ 9 to 55

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of shareholder's equity, of cash flows and of comprehensive income (loss) present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2009

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEET

                                                                         December 31,
                                                                   ------------------------
                                                                      2008         2007
                                                                   ----------- ------------
                                                                        (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
     (cost: 2008 - $45,145,051; 2007 - $48,276,470)............... $42,670,578 $ 48,653,252
   Hybrid securities, at fair value
     (cost: 2008 - $13,940; 2007 - $119,906)......................      11,938      125,799
   Fixed maturity securities, trading, at fair value
     (cost: 2008 - $451,624; 2007 - $115,653).....................     327,675      114,578
   Equity securities, available for sale, at fair value
     (cost: 2008 - $82,167; 2007 - $109,358)......................      81,009      152,825
   Equity securities, trading, at fair value
     (cost: 2008 - $1,000; 2007 - $1,000).........................       1,000        1,000
   Mortgage and other loans receivable,
     (net of allowance: 2008 - $5,656; 2007 - $0).................   6,649,204    6,383,814
   Policy loans...................................................   1,958,967    1,891,831
   Investment real estate.........................................      83,752       40,503
   Partnerships and other invested assets.........................   3,393,273    3,948,654
   Aircraft (net of accumulated depreciation:
     2008 - $291,182; 2007 - $231,621)............................     791,506      841,081
   Securities lending collateral, at fair value
     (cost: 2008 - $0; 2007 - $20,357,623)........................          --   19,010,383
   Short-term investments.........................................   1,238,172      475,541
   Derivative assets, at fair value...............................     151,675       39,999
                                                                   ----------- ------------
Total investments.................................................  57,358,749   81,679,260

Cash and cash equivalents.........................................   2,166,065      463,593
Restricted cash...................................................      48,701       20,025
Investment in AIG
  (cost: 2008 - $8,597;2007 - $8,597).............................       1,272       47,232
Amounts due from related parties..................................     134,505      827,395
Accrued investment income.........................................     747,286      738,109
Reinsurance receivables...........................................   1,092,236    1,129,595
Accounts receivable...............................................     162,045      126,875
Deferred policy acquisition costs and cost of insurance purchased.   6,978,697    5,809,879
Deferred sales inducements........................................     192,429      127,115
Assets held in separate accounts..................................  20,696,934   32,314,673
Other assets......................................................     239,002      442,326
                                                                   ----------- ------------
Total assets...................................................... $89,817,921 $123,726,077
                                                                   =========== ============

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEET (Continued)

                                                                                            December 31,
                                                                                     --------------------------------
                                                                                         2008             2007
                                                                                       -----------     ------------
                                                                                     (In Thousands, except share data)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits........................................................... $14,123,856      $ 12,894,089
   Policyholder contract deposits...................................................  45,457,493        43,095,114
   Policy claims and benefits payable...............................................     376,206           385,728
   Other policyholders' funds.......................................................   1,973,016         1,867,886
   Income taxes payable.............................................................     320,278           727,779
   Notes payable....................................................................
       To affiliates, net...........................................................     289,191           213,756
       To third parties, net........................................................      75,103            87,187
   Securities lending payable.......................................................          --        20,607,521
   Derivative liabilities...........................................................      16,251           157,826
   Liabilities related to separate accounts.........................................  20,696,934        32,314,673
   Other liabilities................................................................   1,061,615         1,180,129
                                                                                       -----------     ------------
Total liabilities...................................................................  84,389,943       113,531,688
                                                                                       -----------     ------------
Commitments and Contingencies (Note 11)
Minority interest...................................................................     136,549           121,779

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding.         850               850
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding...       6,000             6,000
   Additional paid-in capital.......................................................  11,935,367         3,690,278
   Retained earnings (accumulated deficit)..........................................  (5,306,836)        6,811,122
   Accumulated other comprehensive loss.............................................  (1,343,952)         (435,640)
                                                                                       -----------     ------------
Total shareholder's equity..........................................................   5,291,429        10,072,610
                                                                                       -----------     ------------
Total liabilities, minority interest and shareholder's equity....................... $89,817,921      $123,726,077
                                                                                       ===========     ============

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF INCOME (LOSS)

                                                                               Years ended December 31,
                                                                         ------------------------------------
                                                                             2008         2007        2006
                                                                         ------------  ----------  ----------
                                                                                    (In Thousands)
Revenues:
   Premiums and other considerations.................................... $  1,817,869  $1,703,240  $1,710,551
   Net investment income................................................    3,260,304   4,159,190   3,961,916
   Net realized investment losses.......................................  (13,166,399)   (805,666)   (289,687)
   Insurance charges....................................................      799,450     689,201     789,681
   Other................................................................      868,791     968,778     670,265
                                                                         ------------  ----------  ----------
Total revenues..........................................................   (6,419,985)  6,714,743   6,842,726
                                                                         ------------  ----------  ----------
Benefits and expenses:
   Policyholders' benefits..............................................    2,867,755   2,769,092   2,788,669
   Interest credited on policyholder contract deposits..................    1,774,993   1,778,633   1,546,121
   Insurance acquisition and other operating expenses...................      819,556   1,151,571   1,037,089
                                                                         ------------  ----------  ----------
Total benefits and expenses.............................................    5,462,304   5,699,296   5,371,879
                                                                         ------------  ----------  ----------
Income (loss) before income tax expense (benefit) and minority interest.  (11,882,289)  1,015,447   1,470,847

Income tax expense (benefit):
   Current..............................................................     (995,529)    123,978     387,857
   Deferred.............................................................    1,216,428     117,042       4,451
                                                                         ------------  ----------  ----------
Total income tax expense (benefit)......................................      220,899     241,020     392,308
                                                                         ------------  ----------  ----------
Income (loss) before minority interest..................................  (12,103,188)    774,427   1,078,539
Minority interest.......................................................      (14,770)     (8,536)     (4,487)
                                                                         ------------  ----------  ----------
Net income (loss)....................................................... $(12,117,958) $  765,891  $1,074,052
                                                                         ============  ==========  ==========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

                                                                      Years ended December 31,
                                                               --------------------------------------
                                                                   2008          2007         2006
                                                               ------------  -----------  -----------
                                                                           (In Thousands)
Preferred stock:
   Balance at beginning and end of year....................... $        850  $       850  $       850
Common stock:
   Balance at beginning and end of year.......................        6,000        6,000        6,000
Additional paid-in capital:
   Balance at beginning of year...............................    3,690,278    3,670,768    3,633,500
       Capital contributions from Parent (see Note 12)........    8,245,089       19,510       37,268
                                                               ------------  -----------  -----------
   Balance at end of year.....................................   11,935,367    3,690,278    3,670,768
                                                               ------------  -----------  -----------
Retained earnings (accumulated deficit):
   Balance at beginning of year...............................    6,811,122    6,645,748    5,775,045
       Net income (loss)......................................  (12,117,958)     765,891    1,074,052
       Dividends..............................................           --     (550,680)    (208,213)
       Cumulative effect of accounting change, net of tax.....           --      (49,837)       4,864
                                                               ------------  -----------  -----------
   Balance at end of year.....................................   (5,306,836)   6,811,122    6,645,748
                                                               ------------  -----------  -----------
Accumulated other comprehensive income (loss):
   Balance at beginning of year...............................     (435,640)     699,578      910,219
       Other comprehensive loss...............................     (908,312)  (1,135,218)    (210,641)
                                                               ------------  -----------  -----------
   Balance at end of year.....................................   (1,343,952)    (435,640)     699,578
                                                               ------------  -----------  -----------
Total shareholder's equity.................................... $  5,291,429  $10,072,610  $11,022,944
                                                               ============  ===========  ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                           Years ended December 31,
                                                                                   ----------------------------------------
                                                                                       2008          2007          2006
                                                                                   ------------  ------------  ------------
                                                                                                (In Thousands)
Cash flows from operating activities
Net Income (Loss)................................................................. $(12,117,958) $    765,891  $  1,074,052
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited on policyholder contract deposits...............................    1,774,993     1,778,633     1,546,121
Fees charged for policyholder contract deposits...................................     (922,351)     (883,452)     (634,279)
Increase in reserves due to system migration......................................           --         1,000       154,500
Amortization of deferred policy acquisition costs and cost of insurance purchased.      (31,134)      382,912       263,405
Amortization of deferred sales inducements........................................       12,834         7,664         4,513
Net realized investment losses....................................................   13,166,399       805,666       289,687
Equity in income of partnerships and other invested assets........................      453,493       (87,816)     (124,707)
Depreciation and amortization.....................................................       29,660        39,238        45,820
Flight equipment depreciation.....................................................       59,561        58,555        55,158
Amortization (accretion) of net premium/discount on investments...................     (133,756)     (147,234)     (110,045)
Provision for deferred income taxes...............................................      (46,996)       71,858        18,862
Change in:
   Trading securities, at fair value..............................................      137,484        21,601        16,576
   Hybrid securities, at fair value...............................................       79,594           662        34,038
   Accrued investment income......................................................       (9,177)        9,036       (21,329)
   Deferral of deferred policy acquisition costs and sales inducements............     (837,477)     (816,828)     (962,741)
   Future policy benefits.........................................................    1,229,767     1,235,357     1,282,897
   Other policyholders' funds.....................................................      105,134      (591,918)      (13,878)
   Income taxes currently receivable/payable......................................      114,917       (37,640)       38,828
   Accounts and notes receivable..................................................        9,700       (81,945)        5,142
   Indebtedness to/from affiliate.................................................      631,291       (45,686)       28,453
   Other assets...................................................................       82,476       (51,983)      (21,782)
   Other liabilities..............................................................     (112,383)      233,636       (14,772)
Other, net........................................................................      (56,720)       29,120       (13,081)
                                                                                   ------------  ------------  ------------
       Net cash provided by operating activities..................................    3,619,351     2,696,327     2,941,438
                                                                                   ------------  ------------  ------------
Cash flows from investing activities
Purchase of:
   Fixed maturity and equity securities...........................................   (9,814,770)  (13,525,501)  (15,275,152)
   Mortgage and other loans.......................................................     (584,744)   (2,134,071)   (1,668,919)
   Flight equipment...............................................................       (8,415)      (12,238)       (6,252)
   Other investments, excluding short-term investments............................   (4,372,711)   (4,351,749)   (3,164,872)
Sales of:
   Fixed maturity and equity securities...........................................    7,620,900    11,127,917    10,964,295
   Other investments, excluding short-term investments............................    3,591,491     3,123,450     2,347,450
Redemptions and maturities of:
   Fixed maturity and equity securities...........................................    1,633,022     3,267,627     3,096,616
   Mortgage and other loans.......................................................      465,088       695,600       446,777
   Other investments, excluding short-term investments............................      162,305        26,577        31,356
Purchases of property, equipment and software.....................................      (17,211)      (78,215)       (9,591)
Sales of property, equipment and software.........................................        1,876         7,559         1,555
Change in short-term investments..................................................     (762,631)     (433,056)       41,735
Change in securities lending collateral...........................................   12,654,193    (3,168,710)   (1,443,757)
                                                                                   ------------  ------------  ------------
       Net cash provided by (used in) investing activities........................   10,568,393    (5,454,810)   (4,638,759)
                                                                                   ------------  ------------  ------------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                               Years ended December 31,
                                                        --------------------------------------
                                                            2008          2007         2006
                                                        ------------  -----------  -----------
                                                                    (In Thousands)
Cash flows from financing activities
Policyholder account deposits.......................... $  5,343,631  $ 4,230,061  $ 5,053,776
Net exchanges to/(from) variable accounts..............    1,030,895      (90,000)     218,000
Policyholder account withdrawals.......................   (4,933,598)  (3,729,502)  (4,534,313)
Claims and annuity payments............................     (197,523)    (134,654)    (180,916)
Repayment of indebtedness to affiliates................      (67,437)     (67,391)     (72,906)
Change in restricted cash..............................      (28,677)      (1,592)        (728)
Security deposits on flight equipment..................       32,698        8,349          728
Change in securities lending payable...................  (20,607,521)   3,262,607    1,443,757
Contribution of minority interest holders..............       14,770        8,536        4,487
Cash overdrafts........................................      (76,858)          --           --
Cash capital contribution from Parent Company..........    7,004,348       35,000           --
Dividend paid to Parent Company........................           --     (550,680)    (208,213)
                                                        ------------  -----------  -----------
   Net cash (used in) provided by financing activities.  (12,485,272)   2,970,734    1,723,672
                                                        ------------  -----------  -----------
Increase in cash and cash equivalents..................    1,702,472      212,251       26,351
Cash and cash equivalents at beginning of period.......      463,593      251,342      224,991
                                                        ------------  -----------  -----------
Cash and cash equivalents at end of period............. $  2,166,065  $   463,593  $   251,342
                                                        ============  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid...................................... $    121,362  $        --  $        --
Interest paid.......................................... $         --  $    37,352  $    42,283
Non-cash activity:
Capital contribution in the form of securities......... $  1,240,741  $        --  $        --
Other various non-cash contributions................... $         --  $   (15,490) $    37,268

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                                                             Years ended December 31,
                                                                                      -------------------------------------
                                                                                          2008          2007        2006
                                                                                      ------------  -----------  ----------
                                                                                                  (In Thousands)
Net income (loss).................................................................... $(12,117,958) $   765,891  $1,074,052
Other comprehensive income (loss):
   Net unrealized losses on invested assets arising during the current period........   (8,385,346)  (2,779,383)   (727,973)
   Deferred income tax benefit on above changes......................................    2,950,321      982,291     262,804
   Reclassification adjustment for net realized losses included in net income (loss).    6,620,905      825,120     233,825
   Deferred income tax expense on above changes......................................   (2,329,567)    (292,650)    (86,655)
   Adjustment to deferred policy acquisition costs and deferred sales inducements....      361,687      200,145     167,126
   Deferred income tax expense on above changes......................................     (127,290)     (70,413)    (59,768)
   Pension liability adjustment......................................................          (22)        (328)         --
   Deferred income tax expense on above changes......................................           --           --          --
   Foreign currency translation adjustments..........................................        2,000           --          --
   Deferred income tax expense on above changes......................................       (1,000)          --          --
                                                                                      ------------  -----------  ----------
   Other comprehensive loss..........................................................     (908,312)  (1,135,218)   (210,641)
                                                                                      ------------  -----------  ----------
Comprehensive income (loss).......................................................... $(13,026,270) $  (369,327) $  863,411
                                                                                      ============  ===========  ==========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations

American General Life Insurance Company, including its wholly owned subsidiaries ("AGL" or the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC") and AIG Enterprise Services ("AIGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 17 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

Effective January 1, 2008, AGL merged with AIG Life Insurance Company of Puerto Rico ("AIG Puerto Rico"), a subsidiary of AIG, and became the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results, and cash flows of AIG Puerto Rico for all periods presented.

On February 28, 2007, the Company acquired Matrix Direct, Inc. ("Matrix Direct"), a direct marketer of life insurance, from Protective Life Corporation. The transaction was accounted for as a purchase. The acquisition cost, less than 0.2 percent of the Company's equity, was not material.

As described in Note 17 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all of AIG's restructuring and separation activities. This is due to the significant scale and nature of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility (the "Credit Facility") established for the sole benefit of the U.S. Department of the Treasury (the "Treasury Department"), which has been amended and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Treasury Department. The Series C Preferred Stock is entitled to
(i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The Credit Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the Credit Facility and, in connection therewith, the maximum commitment amount under the Credit Facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program (the "Securities Lending Program"). In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $350.3 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

2. Summary of Significant Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, the U.S. housing market deterioration and the AIG events, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets.

Consolidation of Variable Interest Entity

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003 (see Note 14). The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust have been included in these financial statements.

The impact of the consolidation of Castle 1 Trust on consolidation total assets and total liabilities as of December 31, 2008, 2007 and 2006, and on consolidated net income (loss) for the years then ended, was as follows:

                                                         Eliminations/
                           The Company  Castle 1 Trust Minority Interest Consolidated
                          ------------  -------------- ----------------- ------------
                                                 (In Thousands)
December 31, 2008
   Total assets.......... $ 89,350,723     $971,595        $(504,397)    $ 89,817,921
   Total liabilities.....   83,922,745      574,485         (107,287)      84,389,943
   Net income (loss).....  (12,146,061)      42,873          (14,770)     (12,117,958)
December 31, 2007
   Total assets.......... $123,266,287     $969,371        $(509,581)    $123,726,077
   Total liabilities.....  113,071,898      615,321         (155,531)     113,531,688
   Net income............      749,648       24,779           (8,536)         765,891
December 31, 2006
   Net income............    1,065,515       13,024           (4,487)       1,074,052

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiary are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiary did not have a material effect on statutory capital and surplus at December 31, 2008.

Statutory net income (loss) and capital and surplus of AGL at December 31 were as follows:

                                             2008        2007       2006
                                         -----------  ---------- ----------
                                                   (In Thousands)
Statutory net income (loss)............. $(4,103,622) $  863,548 $  508,349
Statutory capital and surplus........... $ 5,192,345  $5,710,832 $5,461,799

The principal differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred;
(b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, deferred income taxes and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; (e) certain reinsurance transactions where reinsurance accounting may be used for statutory reporting but deposit accounting is used for GAAP; and (f) fixed maturity investments are carried at fair value rather than amortized cost.

In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

The Company's net loss for the year was due in large part to realized capital losses in the Securities Lending Program, which were largely offset by capital contributions from AIG (see Note 6). These losses and capital contributions were treated consistently for GAAP and statutory reporting, except for differences in the timing of recognition of capital contributions for which regulatory approval was obtained.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, variable universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Cash and Short-Term Investments

Cash represents cash on hand and non-interest bearing demand deposits. Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Restricted Cash

Castle 1 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Security deposits from lessees that are required to be segregated from other funds are deposited into lessee-funded accounts.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value under Financial Accounting Standard ("FAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). See Note 6 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

The Company evaluates its available for sale, equity method and cost method investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not intent, credit or foreign exchange related, the Company generally accretes into income the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") as amended by Financial Accounting Standards Board ("FASB") Staff Position ("FSP") EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"), which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans on real estate and collateral, commercial and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Other invested assets also include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2008 and 2007, the Company's investments in partially owned companies included its 38.7 percent interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 14).

Aircraft owned by Castle 1 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15 percent of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Securities Lending Invested Collateral and Securities Lending Payable

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

As of December 31, 2007, securities subject to securities lending agreements had a fair value of $20.20 billion, and were included in fixed maturity securities available for sale at that date.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed annuity and universal life products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the equity-indexed features of these products. With the exception of premiums required for the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the consolidated balance sheet. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the consolidated statement of income (loss).

2.5 Assets and Liabilities Related to Separate Accounts

Assets and liabilities related to separate accounts represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in insurance charges in the consolidated statement of income (loss).

2.6 Deferred Policy Acquisition Costs, Cost of Insurance Purchased ("CIP") and Deferred Sales Inducements

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DAC. The costs assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin Life Insurance Company, is reported as CIP.

DAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DAC or CIP amortization. DAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

With respect to the variable annuity contracts of VALIC, the assumption for the long-term annual growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's direct variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

DAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income (loss) within shareholder's equity.

The Company reviews the carrying amounts of DAC and CIP at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheet. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.7 Guaranteed Minimum Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statement of income (loss).

First available in 2008, there is a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider that is available on certain equity indexed annuities. These products are annuities maintained in the general account. As long as no excess withdrawals are taken, the GMWB rider guarantees that the rider benefit amount withdrawals will be available for life and will never decrease, without the need to convert the contract into a payout annuity, even if the annuity value declines to zero. The rider benefit amount is based on a percentage of the contract's account value. That percentage is dependent on the attained age of the annuitant.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.8 Reserves for Fixed Annuity Contracts

Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Financial Accounting Standard No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income (loss), as they are recorded directly to reserves for fixed annuity contracts, or to variable annuity liabilities related to separate accounts, upon receipt.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.9 Premium Recognition

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the consolidated statement of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Net Investment Income

Net investment income represents income primarily from the following sources in the Company's operations:

   . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

   . Dividend income and distributions from common and preferred stock and other investments when receivable.

   . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

   . Earnings from partnership investments accounted for under the equity method.

2.11 Net Realized Investment Gains and Losses

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

   . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

   . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

   .   Changes in fair value of derivatives.

   .   Exchange gains and losses resulting from foreign currency transactions.

2.12 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Total reinsurance recoverables on ceded reinsurance contracts are included in reinsurance receivables. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.13 Policy and Contract Claims

Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

2.14 Participating Policy Contracts

Participating life insurance accounted for approximately 1.1 percent of life insurance in force at December 31, 2008.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $45.0 million, $49.8 million and $49.4 million in 2008, 2007 and 2006, respectively, and were included as part of policyholders' benefits in the consolidated statement of income (loss).

2.15 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.16 Accounting Changes

The Company adopted the following accounting standards during 2006:

FAS 155

In February 2006, the FASB issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The effect of this adoption resulted in a $4.9 million aftertax ($7.5 million pretax) increase to retained earnings as of January 1, 2006.

The Company adopted the following accounting standards during 2007:

SOP 05-1

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

FIN 48

In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 13 for additional FIN 48 disclosures.

FSP 13-2

In July 2006, the FASB issued FASB Staff Position No. 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted
FSP 13-2 on January 1, 2007. Upon adoption, the Company recorded a $49.8 million decrease to the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting. In 2008, the Company revised the projected timing of income tax cash flows related to a leveraged lease transaction. In accordance with FSP 13-2, the allocation of income to positive investment years was recalculated from the inception of the lease using the revised assumptions. The net investment balance was adjusted to conform to the recalculated balances, and the change was recognized as a $200.5 million reduction to investment income for the year ended December 31, 2008.

The Company adopted the following accounting standards during 2008:

FAS 157

In September 2006, FASB issued Statement of Financial Accounting Standard
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date.
FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The adoption of FAS 157 did not have a material effect on the Company's consolidated financial condition or consolidated results of operations.

FAS 159

In February 2007, the FASB issued FAS 159. FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's consolidated financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FSP FAS 157-3

In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's consolidated financial condition and results of operations were not material.

FSP FAS 140-4 and FIN 46(R)-8

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8. "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP"). The FSP amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The FSP is effective for interim and annual periods ending after December 15, 2008. Adoption of the FSP did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

FSP EITF 99-20-1

In January 2009, the FASB issued FSP EITF 99-20-1. FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's consolidated financial condition and results of operations were not material.

Future Application of Accounting Standards

FAS 141 (R)

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of this guidance will not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FAS 160

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, ''Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51'' ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities (revised September
2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and provides for how noncontrolling interests should be presented in the consolidated statement of income. The non-controlling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company's adoption of FAS 160 will not have a material effect on its consolidated financial statements.

FAS 161

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, ''Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133'' ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. FAS 161 is effective for the Company beginning with financial statements issued in the first quarter of 2009. Because FAS 161 only requires additional disclosures about derivatives, it will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

FAS 162

In May 2008, the FASB issued Statement of Financial Accounting Standard
No. 162, ''The Hierarchy of Generally Accepted Accounting Principles'' ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60th day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

FSP FAS 140-3

In February 2008, the FASB issued FASB Staff Position No. FAS 140-3, ''Accounting for Transfers of Financial Assets and Repurchase Financing Transactions'' ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The adoption of FSP FAS 140-3 will not have a material effect on the Company's financial condition or results of operations.

FSP FAS 141(R)-1

In April 2009, the FASB issued FASB Staff Position No. FAS 141(R)-1, "Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies" ("FSP FAS 141(R)-1"). FSP FAS 141(R)-1 amends and clarifies FAS 141(R) to address issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. This FSP is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this guidance will not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FSP FAS 157-4

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when there is no active market or where the price inputs being used represent distressed sales. FSP

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FAS 157-4 reaffirms what FAS 157 states is the objective of fair value measurement, which is to reflect the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the date of the financial statements under current market conditions. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt FSP FAS 157-4 in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

FSP FAS 115-2 and FAS 124-2

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments" ("FSP"). The FSP amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The FSP is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The FSP also requires increased and more timely disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The FSP is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt the FSP in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                            2008        2007        2006
                                         ----------  ----------  ----------
                                                   (In Thousands)
Investment income:
   Fixed maturities..................... $2,976,644  $3,406,541  $3,395,122
   Equity securities....................      4,623       9,935       2,852
   Mortgage and other loans.............    455,798     393,838     292,139
   Policy loans.........................    112,922     105,452     103,191
   Investment real estate...............     29,824      11,922      10,475
   Partnerships and other invested
     assets.............................   (468,549)    230,552     147,428
   Securities Lending...................    141,070       8,889      10,586
   Other investment income..............     67,049      31,619      35,546
                                         ----------  ----------  ----------
Gross investment income.................  3,319,381   4,198,748   3,997,339
Investment expenses.....................    (59,077)    (39,558)    (35,423)
                                         ----------  ----------  ----------
Net investment income................... $3,260,304  $4,159,190  $3,961,916
                                         ==========  ==========  ==========

The carrying value of investments that produced no investment income during 2008 was less than 0.7 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                       2008         2007       2006
                                                   ------------  ---------  ---------
                                                             (In Thousands)
Sales of fixed maturities:
   Gross gains.................................... $  1,622,164  $ 125,453  $ 125,232
   Gross losses...................................   (2,287,450)  (185,720)  (128,945)
Sales of equity securities:
   Gross gains....................................       18,355     11,549     17,272
   Gross losses...................................       (2,368)        --         (5)
Partnerships and other invested assets:
   Gross gains....................................        3,000     24,946     16,752
   Gross losses...................................     (148,493)    (1,835)   (53,011)
Derivatives:
   Gross gains....................................      233,294      4,672      2,000
   Gross losses...................................     (418,932)   (69,041)   (46,720)
Securities lending collateral, including other
  than temporary impairments......................   (7,351,963)  (194,892)        --
Other than temporary impairments of fixed
  maturity and equity securities..................   (4,834,006)  (520,798)  (222,262)
                                                   ------------  ---------  ---------
Net realized investment gains (losses) before
  taxes........................................... $(13,166,399) $(805,666) $(289,687)
                                                   ============  =========  =========

3.3 Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                                            Cost or     Gross Unrealized Gross Unrealized Estimated Fair
                                         Amortized Cost      Gains            Losses          Value
                                         -------------- ---------------- ---------------- --------------
                                                                 (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations..........  $   191,891      $   57,198      $      (286)    $   248,803
   Foreign government...................      537,814          37,578          (15,684)        559,708
   States, territories & political
     subdivisions.......................      213,641           3,161          (13,833)        202,969
   Corporate securities.................   30,860,039         875,940       (2,617,989)     29,117,990
   Mortgage backed securities...........   12,609,215         373,690       (1,089,994)     11,892,911
   Affiliated securities................      732,451              --          (84,254)        648,197
                                          -----------      ----------      -----------     -----------
Total fixed maturities..................   45,145,051       1,347,567       (3,822,040)     42,670,578
Equity securities.......................       82,167           3,443           (4,601)         81,009
Securities lending collateral...........           --              --               --              --
Investment in AIG.......................        8,597              --           (7,325)          1,272
                                          -----------      ----------      -----------     -----------
Total...................................  $45,235,815      $1,351,010      $(3,833,966)    $42,752,859
                                          ===========      ==========      ===========     ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                            Cost or     Gross Unrealized Gross Unrealized Estimated Fair
                                         Amortized Cost      Gains            Losses          Value
                                         -------------- ---------------- ---------------- --------------
                                                                 (In Thousands)
December 31, 2007
Fixed maturities
   U.S. government obligations..........  $   192,957      $   38,524      $      (366)    $   231,115
   Foreign government...................      727,251          68,306           (8,811)        786,746
   States, territories & political
     subdivisions.......................    3,011,552          91,406         (106,925)      2,996,033
   Corporate securities.................   30,726,289       1,202,217         (593,039)     31,335,467
   Mortgage backed securities...........   13,403,286         187,056         (500,890)     13,089,452
   Affiliated securities................      215,135               2             (698)        214,439
                                          -----------      ----------      -----------     -----------
Total fixed maturities..................   48,276,470       1,587,511       (1,210,729)     48,653,252
Equity securities.......................      109,358          43,479              (12)        152,825
Securities lending collateral...........   20,357,623             619       (1,347,859)     19,010,383
Investment in AIG.......................        8,597          38,635               --          47,232
                                          -----------      ----------      -----------     -----------
Total...................................  $68,752,048      $1,670,244      $(2,558,600)    $67,863,692
                                          ===========      ==========      ===========     ===========

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008 and 2007:

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                       Less than 12 Months       12 Months or More             Total
                                     -----------------------  ----------------------  -----------------------
                                        Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2008                       Value       Losses      Value       Losses       Value       Losses
-----------------                    ----------- -----------  ---------- -----------  ----------- -----------
                                                                  (In Thousands)
Fixed maturities
   U.S. government obligations...... $        -- $        --  $    1,234 $      (286) $     1,234 $      (286)
   Foreign government...............     182,033     (15,516)      8,629        (168)     190,662     (15,684)
   States, territories & political
     subdivisions...................      29,062      (1,346)     29,769     (12,487)      58,831     (13,833)
   Corporate securities.............  11,797,902  (1,488,608)  5,432,323  (1,129,381)  17,230,225  (2,617,989)
   Mortgage backed securities.......   2,157,900    (418,547)  2,017,067    (671,447)   4,174,967  (1,089,994)
   Affiliated securities............      83,155     (56,973)    525,042     (27,281)     608,197     (84,254)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities..............  14,250,052  (1,980,990)  8,014,064  (1,841,050)  22,264,116  (3,822,040)
Equity securities...................      23,661      (4,601)         --          --       23,661      (4,601)
Investment in AIG...................       1,272      (7,325)         --          --        1,272      (7,325)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total............................... $14,274,985 $(1,992,916) $8,014,064 $(1,841,050) $22,289,049 $(3,833,966)
                                     =========== ===========  ========== ===========  =========== ===========

                                       Less than 12 Months       12 Months or More             Total
                                     -----------------------  ----------------------  -----------------------
                                        Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2007                       Value       Losses      Value       Losses       Value       Losses
-----------------                    ----------- -----------  ---------- -----------  ----------- -----------
                                                                  (In Thousands)
Fixed maturities
   U.S. government obligations...... $        -- $        --  $    3,621 $      (314) $     3,621 $      (314)
   Foreign government...............     137,891      (6,540)     26,219      (2,271)     164,110      (8,811)
   States, territories & political
     subdivisions...................     807,000     (56,000)    706,588     (50,925)   1,513,588    (106,925)
   Corporate securities.............   8,455,315    (305,469)  4,400,867    (287,570)  12,856,182    (593,039)
   Mortgage backed securities.......   2,964,644    (276,078)  3,523,476    (224,864)   6,488,120    (500,942)
   Affiliated securities............     132,302        (153)     33,305        (545)     165,607        (698)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities..............  12,497,152    (644,240)  8,694,076    (566,489)  21,191,228  (1,210,729)
Equity securities...................       1,850         (12)         --          --        1,850         (12)
Securities lending collateral.......  15,387,728  (1,224,546)  1,157,228    (123,313)  16,544,956  (1,347,859)
                                     ----------- -----------  ---------- -----------  ----------- -----------
Total............................... $27,886,730 $(1,868,798) $9,851,304 $  (689,802) $37,738,034 $(2,558,600)
                                     =========== ===========  ========== ===========  =========== ===========

As of December 31, 2008, the Company held 2,629 individual bonds and other investments that were in an unrealized loss position, of which 752 individual investments were in an unrealized loss position continuously for 12 months or more.

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2008, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2008 were as follows:

                                               Amortized  Estimated
                                                 Cost     Fair Value
                                              ----------- -----------
                                                  (In Thousands)
Due in one year or less...................... $ 1,038,982 $ 1,036,147
Due after one year through five years........   6,306,941   6,150,030
Due after five years through ten years.......   8,467,653   7,930,704
Due after ten years..........................  16,722,260  15,660,786
Mortgage-backed securities...................  12,609,215  11,892,911
                                              ----------- -----------
Total fixed maturity securities.............. $45,145,051 $42,670,578
                                              =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2008, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. This investment was in a short-term money market investment.

At December 31, 2008, $49.0 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 6 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

3.4 Mortgage Loans on Real Estate

At December 31, 2008, the Company had direct commercial mortgage loan exposure of $6.46 billion, with $6.44 billion representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. Foreign commercial mortgage loans of $20.5 million are secured predominantly by properties in Canada.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2008, were as follows:

State         # of Loans   Amount   Apartments  Offices    Retails   Industrials  Hotels   Others  % of Total
-----         ---------- ---------- ---------- ---------- ---------- ----------- -------- -------- ----------
                                                     ($ in Thousands)
California...     77     $1,341,292 $   64,438 $  591,504 $   72,368  $284,192   $252,336 $ 76,454    20.8%
New York.....     41        816,527    129,497    524,187    106,173    21,841      9,991   24,838    12.6%
New Jersy....     33        713,580    332,621    164,846    191,405     4,750         --   19,958    11.0%
Florida......     55        550,267     25,223    213,832    132,811    86,039     20,980   71,382     8.5%
Texas........     29        359,045     24,270    114,033     77,536    85,300     47,911    9,995     5.6%
Maryland.....     19        267,419     29,634    139,357     92,519     1,533      4,376       --     4.1%
Ohio.........     28        237,030    133,491     27,209     52,867    23,463         --       --     3.7%
Pennsylvania.     23        183,862     17,504     57,832     28,868    68,476         --   11,182     2.8%
Arizona......      7        171,429     80,239         --     26,925     1,828         --   62,437     2.7%
Virginia.....     14        165,171         --     91,818     61,915    11,438         --       --     2.6%
Other states.    179      1,656,884    184,578    677,780    397,561   106,484    172,828  117,653    25.6%
                 ---     ---------- ---------- ---------- ----------  --------   -------- --------   -----
Total........    505     $6,462,506 $1,021,495 $2,602,398 $1,240,948  $695,344   $508,422 $393,899   100.0%
                 ===     ========== ========== ========== ==========  ========   ======== ========   =====

Impaired mortgage loans on real estate and related interest income are not material.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Derivative Financial Instruments

4.1 Risks Inherent in the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

4.2 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                   2008       2007
                                ---------- ----------
                                    (In Thousands)
Interest rate swap agreements:
   Notional amount............. $1,038,230 $1,209,000
   Fair value..................     19,038     (8,000)
Currency swap agreements:
   Notional amount.............    829,195    890,184
   Fair value..................     78,165   (149,027)

4.3 Index Options

All index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products and for the risks associated with contract features and riders that offer a GMWB on certain variable annuity products. Such options generally have terms of one, two or five years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                           2008                2007
                                    ------------------- -------------------
                                    Notional Fair Value Notional Fair Value
                                    -------- ---------- -------- ----------
                                                (In Thousands)
Puts and Calls:
   One-year (or less) contracts.... $718,263  $31,492   $482,389  $13,903
   Two-year contracts..............       --       --     59,510    4,688
   Five-year contracts.............   94,309    6,729     65,076   20,609

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.4 Futures

The Company purchases and sells short futures (Treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All such positions are closed out each quarter end. The Company also purchases and sells exchange traded futures to offset the risk associated with riders that offer a GMWB on certain variable annuity products. Contracts outstanding at December 31 were as follows:

                                       2008      2007
                                    ---------- --------
                                      (In Thousands)
Futures
   Contract amount................. $3,888,377 $167,972

5. Fair Value Measurements

Effective January 1, 2008 the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value.

Fair Value Measurements on a Recurring Basis

The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, separate account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities ("ABS"), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, certain derivative contracts, policyholders' contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

Incorporation of Credit Risk in Fair Value Measurements

The Company's Own Credit Risk. Fair value measurements for the Company's derivative liabilities incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap spreads. A counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date, if any.

Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and the Company and therefore are much less sensitive to changes in AIG's credit default swap or cash issuance spreads.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The following is a description of the valuation methodologies used for instruments carried at fair value:

Fixed Maturity Securities -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Maiden Lane II

At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

Valuation Sensitivity: The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The benchmark London Interbank Offered Rate ("LIBOR") interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                             Fair Value Change
                             -----------------
                              (In Thousands)
Discount Rates
200 basis points............     $ (30,588)
400 basis points............       (57,453)

Estimated Future Cash Flows
10% decrease................      (110,639)
20% decrease................      (208,543)

The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are recorded at fair value, which is based on quoted market prices or internally developed models, consistent with the methodology for other fixed maturity securities. The Company discontinued its securities lending activities on December 12, 2008.

Non-Traded Equity Investments -- Other Invested Assets

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Private Limited Partnership and Hedge Fund Investments -- Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair measurement.

Separate Account Assets and Liabilities

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives

The fair value of embedded policy derivatives contained in certain equity-indexed annuity and life contracts is measured using an option budget method based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. In addition, where applicable, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index and future interest rates. With the adoption of FAS 157, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

Policyholders' Contract Deposits

Policyholders' contract deposits accounted for at fair value beginning January 1, 2008 are measured using an income approach by taking into consideration the following factors:

   .   Current policyholder account values and related surrender charges; and

   . Estimated future policy benefits are discounted at rates offered on comparable new contracts, where applicable. Where comparable contracts are no longer offered, swap rates are used to discount the estimated policy cash flows.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                           Total Fair Value
                                                          Level 1     Level 2    Level 3   December 31, 2008
                                                        ----------- ----------- ---------- -----------------
                                                                           (In Thousands)
Assets:
Fixed maturity securities, available for sale.......... $        -- $37,356,818 $5,313,760    $42,670,578
Fixed maturity securities, hybrid......................          --      11,938         --         11,938
Fixed maturity securities, trading.....................          --      49,249    278,426        327,675
Equity securities, available for sale..................      43,191       6,234     31,584         81,009
Equity securities, trading.............................          --          --      1,000          1,000
Partnerships and other invested assets.................      13,000     474,911    812,590      1,300,501
Short-term investments.................................          --   1,645,018         --      1,645,018
Derivative assets......................................      32,742     112,204      6,729        151,675
Assets held in separate accounts.......................  20,422,032     274,902         --     20,696,934
                                                        ----------- ----------- ----------    -----------
   Total............................................... $20,510,965 $39,931,274 $6,444,089    $66,886,328
                                                        ----------- ----------- ----------    -----------
Liabilities:
Policyholder contract deposits......................... $        -- $        -- $  407,642    $   407,642
Derivative liabilities.................................         251      16,000         --         16,251
                                                        ----------- ----------- ----------    -----------
   Total............................................... $       251 $    16,000 $  407,642    $   423,893
                                                        ----------- ----------- ----------    -----------

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2008, Level 3 assets totaled $6.44 billion, representing
7.2 percent of total assets, and Level 3 liabilities totaled $407.6 million, representing 0.5 percent of total liabilities.

The following tables present changes during the twelve month period ended December 31, 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets and liabilities that remained on the consolidated balance sheet at December 31, 2008:



                                            Net Realized and   Accumulated   Purchases,
                                            Unrealized Gains      Other        Sales,                   Balance at
                              Balance at    (Losses) included Comprehensive Issuances and Transfers In December 31,
                            January 1, 2008   in Income (a)   Income (Loss)  Settlements     (Out)         2008
                            --------------- ----------------- ------------- ------------- ------------ ------------
                                                                         (In Thousands)
Assets:
Fixed maturity securities,
  available for sale.......   $4,994,719       $  (779,008)     $(369,008)   $   565,579   $  901,478   $5,313,760
Fixed maturity securities,
  trading..................           --           (91,074)            --        350,500       19,000      278,426
Equity securities,
  available for sale.......       22,028            (2,009)       (23,902)       (19,501)      54,968       31,584
Equity securities,
  trading..................        1,000                --             --             --           --        1,000
Partnerships and other
  invested assets..........      660,650            25,679        (66,913)       171,267       21,907      812,590
Securities lending
  invested collateral......    3,121,930        (2,256,414)       603,312     (3,719,494)   2,250,666           --
Derivative assets..........       24,627           (33,812)            --         15,914           --        6,729
                              ----------       -----------      ---------    -----------   ----------   ----------
   Total...................   $8,824,954       $(3,136,638)     $ 143,489    $(2,635,735)  $3,248,019   $6,444,089
                              ----------       -----------      ---------    -----------   ----------   ----------
Liabilities:
Policyholder contract
  deposits.................   $  150,429       $   216,534      $      --    $    52,679   $  (12,000)  $  407,642

                               Changes in
                            Unrealized Gains
                              (Losses) on
                            Instruments Held
                            at December 31,
                                  2008
                            ----------------

Assets:
Fixed maturity securities,
  available for sale.......    $      --
Fixed maturity securities,
  trading..................      (91,074)
Equity securities,
  available for sale.......           --
Equity securities,
  trading..................           --
Partnerships and other
  invested assets..........           --
Securities lending
  invested collateral......           --
Derivative assets..........      (33,812)
                               ---------
   Total...................    $(124,886)
                               ---------
Liabilities:
Policyholder contract
  deposits.................    $ 216,534

(a) Net realized and unrealized gains and losses shown above are reported in the consolidated statement of income (loss) as net realized capital gains (losses):

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

Changes in the fair value of assets held in separate accounts are completely offset in the consolidated statement of income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

Fair Value Measurements on a Non-Recurring Basis

The Company would measure the fair value of certain assets not already carried at fair value on a non-recurring basis, generally quarterly, annually, if events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments, collateral securing foreclosed loans and real estate and other fixed assets and goodwill. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


   . Cost and Equity-Method Investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

   .   Collateral Securing Foreclosed Loans and Real Estate and Other Fixed
       Assets: When the Company takes collateral in connection with foreclosed loans, the Company generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself.

   . Goodwill: The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of peer companies or discounted cash flow techniques based on the price that could be received in current transaction to sell that asset assuming the asset would be used with other assets as a group (in-use premise). See Fair Value Measured on a Non-Recurring Basis below for additional information.

For the year ended December 31, 2008, the Company recorded a goodwill impairment charge of $57.2 million, which was primarily attributable to a decline in the estimated fair value of the Company due to the uncertain economic environment during the 2008 fourth quarter.

Fair Value Option

FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $75.6 million in the year ended December 31, 2008 to reflect the change in the fair value of ML II, which was reported as a component of net investment income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

Cash and Short-Term Investments

Carrying values approximate fair values because of the relatively short period of time between origination and expected realization.

Mortgage and Other Loans Receivable

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company obtains the fair value of its investments in partnerships from information provided by the sponsors of each of these investments, the accounts of which are generally audited on an annual basis. Fair value of investments in preferred equity of partially owned companies is estimated using the same methodology as that used for other preferred securities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investment in Parent Company

The fair value of the investment in AIG is based on quoted market prices of AIG common stock.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

Dividend Accumulation

Fair value of dividend accumulation is the accumulated value of dividends to be paid to the policyholders with interest.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature. The Company discontinued its securities lending activities on December 12, 2008.

The following table presents the carrying value and estimated fair value of the Company's financial instruments as required by FAS 107:

                                                                2008
                                                       -----------------------
                                                          Fair      Carrying
                                                          Value      Amount
                                                       ----------- -----------
                                                           (In Thousands)
Assets
Cash and short-term investments....................... $ 3,404,237 $ 3,404,237
Mortgage and other loans..............................   6,732,555   6,649,204
Policy loans..........................................   1,958,967   1,958,967
Partnerships and other invested assets................   3,393,273   3,393,273
Investment in Parent Company..........................       1,272       1,272
Liabilities
Policyholder contract deposits associated with
  investment-type contracts...........................  36,123,770  36,161,565
Dividend accumulations................................     843,604     843,604

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                 2007
                                                        -----------------------
                                                           Fair      Carrying
                                                           Value      Amount
                                                        ----------- -----------
                                                            (In Thousands)
Assets
Cash and short-term investments........................ $   939,134 $   939,134
Fixed maturity and equity securities...................  49,874,849  49,874,849
Mortgage and other loans...............................   6,391,653   6,383,814
Policy loans...........................................   1,953,972   1,891,831
Partnerships and other invested assets.................   3,948,654   3,948,654
Securities lending collateral..........................  19,010,383  19,010,383
Derivative assets......................................      39,999      39,999
Investment in Parent Company...........................      47,232      47,232
Notes receivable (amounts due from related parties)....     827,395     827,395
Assets held in separate accounts.......................  32,314,673  32,314,673
Liabilities
Investment contracts...................................  33,843,153  35,337,949
Dividend accumulations.................................     869,500     869,500
Derivative liabilities.................................     157,826     157,826
Securities lending payable.............................  20,607,521  20,607,521
Liabilities related to separate accounts...............  32,314,673  32,314,673

6. Securities Lending Program

The Company and certain other domestic insurance subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the NY Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the NY Fed (the "Fed Securities Lending Agreement") pursuant to which the NY Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the NY Fed.

Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the NY Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Pursuant to a credit agreement, the NY Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion.(such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the NY Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the NY Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The NY Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the NY Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with Statement of Financial Accounting Standards 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140"). The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159, because this interest would otherwise meet the criteria of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 5 for further discussion of the Company's fair value methodology and the valuation of ML II.

The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12,
2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

                                                                                      (In Thousands)
                                                                                      --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending collateral:
   Net realized gains (losses) on RMBS sold to ML II.................................  $  (764,314)
   Net realized gains (losses) on all other asset sales..............................     (727,556)
   Realized losses due to other-than-temporary declines in value.....................   (5,860,093)
                                                                                       -----------
       Total.........................................................................  $(7,351,963)
                                                                                       ===========
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities...................................................  $  (464,895)
   Forward purchase commitments......................................................     (514,544)
                                                                                       -----------
       Total.........................................................................  $  (979,439)
                                                                                       ===========
Capital contributions funded to the collateral account by AIG:
   Pursuant to the Make-whole Agreement..............................................  $ 1,711,549
   AIG advances from the Fed Facility................................................    3,972,500
   Additional contribution...........................................................      350,300
                                                                                       -----------
       Total.........................................................................  $ 6,034,349
                                                                                       ===========
Cash funded to the collateral account by the Company:................................  $ 2,005,916
                                                                                       ===========
At December 31, 2008:
   Interest in ML II reported in fixed maturity securities, trading..................  $   274,733
                                                                                       ===========
   Undistributed Securities Lending Program assets, in short term investments........  $    76,640
                                                                                       ===========
   Receivable from affiliated Agent, in amounts due from related parties.............  $    67,015
                                                                                       ===========

In conjunction with the Securities Lending Program, the Company had a small number of securities subject to lending agreements with AIG International Inc., a subsidiary of AIG. All such loans were closed on or prior to December 12, 2008 in conjunction with the termination of the Securities Lending Program.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7. Deferred Policy Acquisitions Costs, Cost of Insurance Purchased and Deferred Sales Inducements

The following reflects deferred policy acquisition costs and cost of insurance purchased which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                      2008        2007        2006
                                                   ----------  ----------  ----------
                                                             (In Thousands)
Balance at January 1.............................. $5,451,436  $4,877,000  $3,972,384
   Deferrals......................................    784,997     766,076     921,193
   Accretion of interest/amortization.............   (678,425)   (411,794)   (188,138)
   Effect of unrealized losses on securities......    280,506     178,945     150,677
   Effect of realized losses on securities........    687,051      41,209      20,884
   Increase due to foreign exchange...............      2,000          --          --
                                                   ----------  ----------  ----------
Balance at December 31............................ $6,527,565  $5,451,436  $4,877,000
                                                   ==========  ==========  ==========

The Company periodically unlocks FAS 97 assumptions as necessary in accordance with GAAP. Depending on the product, DAC, unearned revenue reserves ("URR") and reserves required by Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional and Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") can be affected. In 2008, DAC amortization increased $173.2 million to reflect an increase in projected surrenders and a decrease in market growth assumptions. Assumptions were also unlocked for the Company's participating business resulting in CIP amortization of $1.0 million.

A roll forward of the cost of insurance purchased for the years ended December 31 follows:

                                                          2008      2007      2006
                                                        --------  --------  --------
                                                               (In Thousands)
Balance at January 1................................... $358,443  $351,469  $335,899
   Deferrals...........................................       --       101        --
   Accretion of interest/amortization..................  (16,903)  (11,445)   (5,970)
   Effect of unrealized losses on securities...........   72,181    19,200    18,449
   Effect of realized (gains) losses on securities.....   37,411      (882)    3,091
                                                        --------  --------  --------
Balance at December 31................................. $451,132  $358,443  $351,469
                                                        ========  ========  ========

CIP amortization expected to be recorded in each of the next five years, from 2009 through 2013, is $15.8 million, $15.4 million, $15.9 million, $16.1 million, and $16.2 million, respectively.

Activity in deferred sales inducements for the years ended December 31 follows:

                                                          2008      2007      2006
                                                        --------  --------  -------
                                                               (In Thousands)
Balance at January 1................................... $127,115  $ 82,128  $46,960
   Deferrals...........................................   52,480    50,651   41,681
   Accretion of interest/amortization..................  (16,166)   (8,664)  (4,513)
   Effect of unrealized (gains) losses on securities...    9,000     2,000   (2,000)
   Effect of realized losses on securities.............   20,000     1,000       --
                                                        --------  --------  -------
Balance at December 31................................. $192,429  $127,115  $82,128
                                                        ========  ========  =======

During 2008, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $9.0 billion of reserves and

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$1.1 billion of DAC as of December 31, 2008. During 2007 and 2006, the corresponding amounts were approximately $1.2 billion and $9.6 billion of reserves, as of December 31, 2007 and 2006 respectively, and $1.4 billion of DAC as of December 31, 2006. The 2008 conversion resulted in an decrease in GAAP reserves of $3.2 million and an increase in DAC of $0.8 million. The 2007 and 2006 conversions resulted in an increase in GAAP reserves of $1.0 million as of December 31, 2007 and increases in reserves and DAC of $154.5 million and $136.3 million, respectively, as of December 31, 2006.

8. Reserves for Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                       2008         2007
                                                   ------------ ------------
                                                       ($ In Thousands)
In the event of death (GMDB)......................
   Account value.................................. $ 38,067,170 $ 48,252,208
   Net amount at risk (a).........................    7,258,951    1,052,868
   Average attained age of contract holders.......           57           57
   Range of guaranteed minimum return rates.......  0.00%-4.50%  0.00%-3.00%
Annual withdrawals at specified date (GMWB)
   Account value.................................. $  1,930,000 $  1,157,000
   Net amount at risk (b).........................      483,000       30,000
   Weighted average period remaining until
     guaranteed payment...........................   19.7 years   19.6 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits on the consolidated balance sheet:

                                           2008      2007
                                         --------  -------
                                           (In Thousands)
Balance at January 1.................... $ 12,253  $ 5,338
Guaranteed benefits incurred............  238,748   12,900
Guaranteed benefits paid................   (9,975)  (5,986)
                                         --------  -------
Balance at December 31.................. $241,026  $12,252
                                         ========  =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2008 and 2007:

   . Data used was 1,000 stochastically generated investment performance scenarios.

   .   Mean investment performance assumption was 10%.

   .   Volatility assumption was 16%.

   .   Mortality was assumed to be 70% to 87.5% of the 1983a and Ult.M tables.

   . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 16%.

   .   The discount rate was 3% to 8%.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The guaranteed minimum withdrawal benefit rider that is available on equity indexed annuities was first offered in 2008. Because the rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected, no benefits have been paid and no reserves are being held.

9. Future Life Policy Benefits and Policyholder Contract Deposits

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                       2008        2007
                                    ----------- -----------
                                        (In Thousands)
Future policy benefits:
   Ordinary life................... $ 5,910,126 $ 5,553,126
   Group life......................      52,476      54,118
   Life contingent group annuities.      68,887      74,666
   Life contingent annuities.......   7,477,483   6,560,572
   Terminal funding................     377,742     386,831
   Accident and health.............     237,142     264,776
                                    ----------- -----------
Total.............................. $14,123,856 $12,894,089
                                    =========== ===========
Policyholder contract deposits:
   Annuities....................... $37,702,123 $35,730,476
   Corporate-owned life insurance..     432,102     378,792
   Universal life..................   7,175,530   6,812,785
   Other contract deposits.........     147,738     173,061
                                    ----------- -----------
Total.............................. $45,457,493 $43,095,114
                                    =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, reserves required by SOP 03-1. Equity indexed business is reserved according to FAS 133. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 2.0 percent to 10.75 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 20.0 percent, grading to zero over a period of 0 to 15 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2008 was 4.77 percent. The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 1.0 percent to 5.75 percent and guarantees ranging from 1.0 percent to 5.25 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to a maximum of 15.0 percent of the surrender value and grade to zero over a period not longer than 20 years.

The liability for future policy benefits has been established based upon the following assumptions. Interest rates (exclusive of immediate annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of
13.25 percent and grade to not

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

less than 1.25 percent. Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form.

10. Reinsurance

Reinsurance transactions for the years ended December 31, 2008, 2007 and 2006 were as follows:

                                                                                           Percentage
                                                                                           of Amount
                                               Ceded to Other  Assumed From       Net       Assumed
                                  Gross Amount   Companies    Other Companies    Amount      to Net
                                  ------------ -------------- --------------- ------------ ----------
                                                       (In Thousands)
December 31, 2008
Life insurance in force.......... $705,054,327  $137,546,791    $4,205,105    $571,712,641    0.74%
                                  ============  ============    ==========    ============
Premiums:
   Life insurance and annuities..    2,394,913       634,673        20,890       1,781,130    1.17%
   Accident and health insurance.       29,820        14,801        21,720          36,739   59.12%
                                  ------------  ------------    ----------    ------------
Total premiums................... $  2,424,733  $    649,474    $   42,610    $  1,817,869    2.34%
                                  ============  ============    ==========    ============
December 31, 2007
Life insurance in force.......... $651,189,526  $139,600,107    $3,208,711    $514,798,130    0.62%
                                  ============  ============    ==========    ============
Premiums:
   Life insurance and annuities..    2,252,430       595,173        14,651       1,671,908    0.88%
   Accident and health insurance.       29,418         8,045         9,959          31,332   31.79%
                                  ------------  ------------    ----------    ------------
Total premiums................... $  2,281,848  $    603,218    $   24,610    $  1,703,240    1.44%
                                  ============  ============    ==========    ============
December 31, 2006
Life insurance in force.......... $590,641,158  $140,500,654    $2,816,826    $452,957,330    0.62%
                                  ============  ============    ==========    ============
Premiums:
   Life insurance and annuities..    2,197,145       527,268        12,259       1,682,136    0.73%
   Accident and health insurance.       29,979         1,760           196          28,415    0.69%
                                  ------------  ------------    ----------    ------------
Total premiums................... $  2,227,124  $    529,028    $   12,455    $  1,710,551    0.73%
                                  ============  ============    ==========    ============

Reinsurance recoverable on paid losses was approximately $51.2 million, and $59.5 million, at December 31, 2008 and 2007, respectively. Reinsurance recoverable on unpaid losses was approximately $119.6 million, and $202.6 million at December 31, 2008 and 2007, respectively.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheet.

The Company's reinsurance agreements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

For the year ending December 31, 2007, the Company incorporated, a wholly owned subsidiary, Pine Vermont Reinsurance Company ("Pine Vermont") with a contribution of $250,000. On September 29, 2008, Pine Vermont

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

was dissolved and the capital contribution of $250,000 was returned to the Company. Pine Vermont was domiciled in Vermont.

11. Commitments and Contingencies

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had unfunded investment commitments totaling $1.12 billion of which $1.08 billion was committed to fund limited partnership investments. The company also had $39.7 million in commitments relating to mortgage loans and $4.4 million associated with bank loans at December 31, 2008.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2008 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

At December 31, 2008, future scheduled minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2008, to be received by Castle 1 Trust under operating leases for the year ended December 31 are as follows:

                                         (In Thousands)
                                         --------------
2009....................................    $ 97,026
2010....................................      79,631
2011....................................      66,877
2012....................................      48,816
2013....................................      20,469
Thereafter..............................       7,548
                                            --------
Total...................................    $320,367
                                            ========

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the NY Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


AGL owns interests in certain limited liability companies ("LLCs") which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $594 million of synfuel tax credits through December 31, 2007. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

The Company generated income tax credits as a result of investing in synthetic fuel under production. Tax credits generated from the production and sale of synthetic fuel under the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. The Company evaluated the production levels of its synthetic fuel production facilities in light of the risk of phase-out of the associated tax credits. As a result of fluctuating domestic crude oil prices, the Company evaluated and adjusted production levels when appropriate in light of this risk. The tax credits expired on December 31, 2007.

Prior to 2006, net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, were 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). During 2006, the agreement with AGAC terminated and the retrocession was recaptured.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

12. Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life Insurance Company.

The Company paid $0, $550.0 million and $200.0 million in dividends on common stock to AGC Life in 2008, 2007 and 2006, respectively. The Company also paid $0, $680,000 and $680,000 in dividends on preferred stock to AGC Life in 2008, 2007 and 2006, respectively. In addition, the Company paid a non-cash dividend of $7.5 million to the Parent Company during 2006.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Capital contributions received by the Company for the years ended December 31 were as follows:

                                                2008      2007     2006
                                             ---------- --------  -------
                                                    (In Thousands)
Cash from Parent............................ $  970,000 $     --  $    --
Contributions related to Securities Lending
Program (see Note 6)........................  6,034,348   35,000       --
                                             ---------- --------  -------
   Total cash contributions.................  7,004,348   35,000       --
Contributions of securities at fair value...  1,240,741       --       --
All other non cash contributions............         --  (15,490)  37,268
                                             ---------- --------  -------
   Total capital contributions.............. $8,245,089 $ 19,510  $37,268
                                             ========== ========  =======

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                               2008         2007        2006
                                                           -----------  -----------  ----------
                                                                      (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 1,351,010  $ 1,670,244  $1,749,080
   Gross unrealized losses................................  (3,833,966)  (2,558,600)   (520,239)
Net unrealized gains on other invested assets.............      69,562      239,402      76,468
Adjustments to DAC, CIP and deferred sales inducements....     337,006      (24,680)   (224,825)
FAS 158 Pension adjustment................................        (350)        (328)         --
Foreign currency translation adjustments..................       2,000           --          --
Deferred federal and state income tax expense (benefit)...     730,786      238,322    (380,906)
                                                           -----------  -----------  ----------
   Accumulated other comprehensive income (loss).......... $(1,343,952) $  (435,640) $  699,578
                                                           ===========  ===========  ==========

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent Company given the Company's negative unassigned surplus. All of the consolidated shareholder's equity is similarly restricted and cannot be transferred from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to AGC Life are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations not in excess of unassigned surplus.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


13. Federal Income Taxes

Income tax liabilities were as follows:

                                             December 31,
                                         --------------------
                                            2008       2007
                                         ---------  ---------
                                            (In Thousands)
Current tax liability................... $(225,467) $ (15,220)
Net deferred tax liabilities............   (94,811)  (712,559)
                                         ---------  ---------
   Income tax payable................... $(320,278) $(727,779)
                                         =========  =========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax liabilities and assets at December 31 are as follows:

                                                                      2008         2007
                                                                  -----------  -----------
                                                                       (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs............................. $(2,064,606) $(1,615,479)
   Basis differential of investments.............................          --      (73,398)
   Net unrealized gains on debt and equity securities available
     for sale....................................................          --           --
   Capitalized EDP...............................................     (21,901)     (24,775)
   Prepaid expenses..............................................          --           --
   Other.........................................................     (17,680)          --
                                                                  -----------  -----------
Total deferred tax liabilities...................................  (2,104,187)  (1,713,652)
                                                                  -----------  -----------
Deferred tax assets applicable to:
   Basis differential of investments.............................   4,885,154           --
   Policy reserves...............................................     789,341      617,564
   Net unrealized losses on debt and equity securities available
     for sale....................................................     715,700      238,322
   Other.........................................................      19,385      145,207
                                                                  -----------  -----------
Total deferred tax assets before valuation allowance.............   6,409,580    1,001,093
Valuation allowance..............................................  (4,400,204)          --
                                                                  -----------  -----------
Net deferred tax liabilities..................................... $   (94,811) $  (712,559)
                                                                  ===========  ===========

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                     December 31,
                                                                  -----------------
                                                                    2008     2007
                                                                  -------  --------
                                                                    (In Thousands)
Gross unrecognized tax benefits at beginning of period........... $14,647  $ 57,367
   Agreed audit adjustments with taxing authorities included in
     opening balance.............................................      --     9,147
   Increases in tax positions for prior years....................   9,000     6,647
   Decreases in tax positions for prior years....................    (444)  (58,514)
                                                                  -------  --------
Gross unrecognized tax benefits at end of period................. $23,203  $ 14,647
                                                                  =======  ========

At December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $23.2 million and $14.6 million, respectively. As of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $21 million and $12 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2008 and December 31, 2008, the Company had accrued $10.5 million and $3.1 million, respectively, for the payment of interest and penalties. For the year ended December 31, 2008, the Company recognized $7.4 million of interest (net of federal benefit) and penalties in the statement of income (loss).

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                                      2008       2007      2006
                                                                  -----------  --------  --------
                                                                           (In Thousands)
Income tax at statutory percentage of pretax income.............. $(4,163,971) $352,042  $512,820
Deferred tax asset valuation allowance...........................   4,400,204        --        --
Non-conventional fuel source credits.............................          --   (58,164)  (89,803)
Dividends received deduction.....................................     (32,097)  (37,472)  (24,419)
Goodwill.........................................................      19,683        --        --
Prior year corrections...........................................     (10,518)  (22,721)    7,113
Other credits, taxes and settlements.............................       7,598     7,335   (13,403)
                                                                  -----------  --------  --------
Income tax expense............................................... $   220,899  $241,020  $392,308
                                                                  ===========  ========  ========

At December 31, 2008, the Company recorded a net deferred tax liability after valuation allowance of $94.8 million compared to a net deferred tax liability of $712.6 million at December 31, 2007. At December 31, 2008 the Company recorded a deferred tax asset valuation allowance of $4.40 billion to reduce net deferred tax assets to an amount the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of AIG and its subsidiaries to generate sufficient future taxable income of the appropriate character within carryforward periods of the jurisdictions in which the net capital losses were incurred.

As of December 31, 2008 the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency, and severity of current and cumulative financial reporting realized losses,
(ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses,
(iii) the carryforward periods for the net capital losses, (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

The Internal Revenue Service is currently examining the Company's tax returns for the taxable years 2001 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

liability, including interest, will not materially exceed amounts recorded in the financial statements. In addition, the Company's taxable years 2001-2008 remain subject to examination by major tax jurisdictions.

14. Related-Party Transactions

See Notes 1 and 6 for further information on AIG events and the Company's participation in the Securities Lending Program.

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The Company paid approximately $60.9 million, $60.6 million and $69.9 million for such services in 2008, 2007 and 2006, respectively. Accounts payable for such services at December 31, 2008 and 2007 were not material. The Company rents facilities and provides services on an allocated cost basis to various affiliates. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $286.5 million, $280.0 million and $354.8 million for such services and rent in 2008, 2007 and 2006, respectively. Accounts receivable for rent and services at December 31, 2008 and 2007 were not material.

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $480,000 at December 31, 2008 and $405,000 at December 31, 2007. The Company feels the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which structured settlement claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise refused to meet its scheduled payment obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance ("the Department"). In early 2005, the Company discussed this Cut-through Agreement with the Department and a reserve was established under these contracts that would not exceed $300 million without the consent of the Department. Effective January 1, 2008, the Company and AIGC entered into an agreement to reinsure these obligations, which was approved by the Department on August 14, 2008. The Cut-through Agreement was incorporated into and made part of this reinsurance agreement.

On September 25, 2001, the Company invested $415.0 million in an adjustable rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH"), formerly American General Corporation ("AGC"), which matured on September 15, 2006. The Company recognized interest income on the note of $16.2 million during 2006. Upon maturity, the Company reinvested the $415.0 million in a 5.57% fixed rate Senior Promissory Note due September

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15, 2011, issued by AIGLH. The Company recognized interest income of $23.1 million, $23.1 million and $6.8 million on the note during 2008, 2007 and 2006, respectively.

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $182.3 million. The remaining non-voting preferred equity and 100% of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $464.5 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

In 2004, the Company purchased 38.7 percent of the non-voting preferred equity issued by Castle Trust 2003-2 ("Castle 2 Trust") for $116.6 million. The Company's investment in Castle 2 Trust preferred equity is reported within partnerships and other invested assets on the consolidated balance sheet. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent. In 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheet. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On December 29, 2004, the Company purchased from an affiliate, Ambler Holding Corp., all of the Class D membership interests in Spicer Energy II LLC ("Spicer"), which owned three synthetic fuel production facilities. The Company reported this investment in partnerships and other invested assets on the consolidated balance sheet and applied the equity method of accounting, recording its proportionate share of Spicer's operating losses, and recognizing tax credits generated by the synthetic fuel production. The synthetic fuel tax credits available under the Internal Revenue Code expired as of December 31, 2007 and Spicer ceased operations at that time. At December 31, 2008 and 2007, the carrying value of the investment was zero.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. The Company recognized interest income on the Notes of $9.5 million, $9.4 million and $9.4 million during 2008, 2007 and 2006 respectively. Other affiliates of the Company are holders of the same class of securities.

On December 15, 2005, the Company acquired 5.02% Senior Promissory Notes due December 15, 2010, issued by AGC Life at a cost of $116.0 million. The Company recognized interest income on the Notes of $5.8 million, $5.8 million and $5.8 million during 2008, 2007 and 2006 respectively.

Effective May 31, 2006, ownership of American General Securities, Inc. ("AGSI") was transferred from American General Equity Services Corp., a wholly owned subsidiary of the Company, to AIG Advisor Group, Inc., an indirect wholly owned subsidiary of AIG, through a series of related party dividends and contributions within AIG-owned companies.

On September 25, 2006, the Company purchased 27 percent of an unaffiliated mortgage loan at its estimated fair market value of $8.8 million, from SunAmerica Life Insurance Company (an affiliate), which included a purchase premium of $0.5 million.

On September 28, 2007, the Company purchased two commercial real estate properties and partnership interests in another commercial real estate property from affiliated companies. The intent of the transactions was to consolidate and simplify the ownership structure of real estate located in the AIG office complex in Houston, Texas and occupied in part by AIG affiliates. The property interests were purchased with cash at market value, based upon independent third-party investment value appraisals of the buildings and land. The Company previously held a 1.91% interest in a partnership, 2929 Allen Parkway LP, whose assets consisted primarily of an office tower and land. The Company purchased all of the remaining interests in the partnership from affiliates. The Company dissolved the partnership and took direct ownership of the real estate on December 31, 2007.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As of September 28, 2007, AIG Global Real Estate Investment Corp. (an affiliate), assumed $91.8 million of commercial mortgage loans from the Company. These mortgage loans had previously been unaffiliated.

15. Variable Interest Entities

FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company's total off balance sheet exposure associated with VIEs was $71.7 million and $107.2 million at December 31, 2008 and 2007, respectively.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

                                                             At December 31,
                                              --------------------------------------------------------------
                                                 VIE Assets      VIE Liabilities  Off-Balance Sheet Exposure
                                              ----------------- ----------------- --------------------------
                                                2008     2007     2008     2007   2008          2007
                                              -------- -------- -------- -------- ----          ----
                                                             (In Thousands)
Castle 1 Trust............................... $971,595 $969,371 $574,485 $615,321 $--           $--

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                              -------------------------------
                                              On-Balance Off-Balance
                                                Sheet       Sheet
                                              ---------- -----------
                                              Purchased
                                                 and     Commitments
                                   Total VIE   Retained      and
                                    Assets    Interests  Guarantees   Total
                                  ----------- ---------- ----------- --------
December 31, 2008................               (In Thousands)
Real estate and investment funds. $ 3,714,083  $398,333   $ 71,670   $470,003
CLOs/CDOs........................     719,592   164,596         --    164,596
Maiden Lane II...................  19,190,000   274,733         --    274,733
                                  -----------  --------   --------   --------
Total............................ $23,623,675  $837,662   $ 71,670   $909,332
                                  ===========  ========   ========   ========
December 31, 2007
Real estate and investment funds. $ 7,549,693  $618,067   $107,172   $725,239
CLOs/CDOs........................     332,557   193,382         --    193,382
                                  -----------  --------   --------   --------
Total............................ $ 7,882,250  $811,449   $107,172   $918,621
                                  ===========  ========   ========   ========

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Company's consolidated balance sheet as follows:

                                                           At December 31,
                                                 -------------------------------------
                                                 Consolidated VIEs Unconsolidated VIEs
                                                 ----------------- -------------------
                                                   2008     2007     2008      2007
                                                 -------- -------- --------  --------
Assets:.........................................           (In Thousands)
   Cash......................................... $107,282 $102,226 $     --  $     --
   Restricted cash..............................   48,701   20,025       --        --
   Available for sale securities................       --       --  164,596   193,382
   Trading securities (Maiden Lane II, in 2008).       --       --  274,733        --
   Aircraft.....................................  791,506  841,081       --        --
   Other invested assets........................   17,038       --  398,333   618,067
   Other asset accounts.........................    7,068    6,039       --        --
                                                 -------- -------- --------  --------
Total assets.................................... $971,595 $969,371 $837,662  $811,449
                                                 ======== ======== ========  ========
Liabilities:
   Other long-term debt......................... $462,306 $527,299 $     --  $     --
   Derivative liabilities.......................       --    7,999       --        --
   Other liabilities............................  112,179   80,023       --        --
                                                 -------- -------- --------  --------
Total liabiilties............................... $574,485 $615,321 $     --  $     --
                                                 ======== ======== ========  ========

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the NY Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 6 for details regarding the terms of the sale of the RMBS to ML II.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

Real Estate and Investment Funds

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CLOs/CDOs

The Company invests in collateralized debt obligations ("CDO") or collateralized loan obligations ("CLO"). In CDO and CLO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

Mortgage Backed Securities

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

16.Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

17.Subsequent Events

During February 2009, the Company received a $720 million capital contribution from its immediate parent, AGC Life Insurance Company. The capital contribution received includes a $670 million pass through contribution payable to the Company's subsidiary, VALIC.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the Treasury Department pursuant to which, among other things, the Treasury Department exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Treasury Department in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the Treasury Department pursuant to which, among other things, AIG issued and sold to the Treasury Department 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the Treasury Department has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as
(i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the Treasury Department in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Treasury Department provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Treasury Department, in its sole discretion, under the terms of such financial assistance.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the Treasury Department, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                TABLE OF CONTENTS

   Report of Independent Auditors ............................................ 2

   Statements of Admitted Assets ............................................. 3

   Statements of Liabilities, Capital and Surplus ............................ 4

   Statements of Income and Changes in Capital and Surplus ................... 5

   Statements of Cash Flow ................................................... 6

   Notes to Statutory Basis Financial Statements ............................. 7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1 to the financial statements.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 29, 2009

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2008 - $13,162,193;
      2007 - $16,075,222) ...................................................................   $13,790,336   $15,843,721
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2008 - $1,278,987; 2007 - $1,556,742) .......................................     2,064,755     3,139,327
      Preferred stocks, primarily at NAIC market value (cost: 2008 - $277,589;
         2007 - $613,732) ...................................................................       255,675       613,732
   Other invested assets, primarily at equity (cost: 2008 - $1,505,810; 2007 - $1,458,240) ..     1,555,659     1,943,313
   Securities lending collateral ............................................................            --       279,774
   Short-term investments, at amortized cost (approximates NAIC market value) ...............       228,165       183,951
   Cash .....................................................................................       848,594       258,078
   Receivable for securities ................................................................         1,711            --
-------------------------------------------------------------------------------------------------------------------------
            Total cash and invested assets ..................................................    18,744,895    22,261,896
-------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued ...........................................................       191,761       213,302
Agents' balances or uncollected premiums:
   Premiums in course of collection .........................................................       704,539       593,808
   Premiums and installments booked but deferred and not yet due ............................       408,671       892,935
   Accrued retrospective premiums ...........................................................     1,556,749     1,237,062
Amounts billed and receivable from high deductible policies .................................        23,162       159,393
Reinsurance recoverable on loss payments ....................................................       645,764       600,573
Funds held by or deposited with reinsurers ..................................................        12,327        11,118
Deposit accounting assets ...................................................................       530,085       751,468
Deposit accounting assets - funds held ......................................................        88,515        98,917
Federal and foreign income taxes recoverable from affiliates ................................       406,899       143,717
Net deferred tax assets .....................................................................       446,613       382,578
Equities in underwriting pools and associations .............................................       717,391     1,211,817
Receivable from parent, subsidiaries and affiliates .........................................       830,717       115,695
Other admitted assets .......................................................................        84,408       182,141
-------------------------------------------------------------------------------------------------------------------------
            Total admitted assets ...........................................................   $25,392,496   $28,856,420
=========================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                    (000's OMITTED EXCEPT SHARE INFORMATION)

---------------------------------------------------------------------------------------------------
As of December 31,                                                            2008          2007
---------------------------------------------------------------------------------------------------
                              Liabilities

Reserves for losses and loss adjustment expenses ......................   $13,268,600   $13,732,102
Unearned premium reserves .............................................     3,928,201     4,475,413
Commissions, premium taxes, and other expenses payable ................       311,636       234,495
Reinsurance payable on paid loss and loss adjustment expenses .........       481,915       263,917
Funds held by company under reinsurance treaties ......................       173,173       236,183
Provision for reinsurance .............................................        95,592       115,844
Ceded reinsurance premiums payable, net of ceding commissions .........       448,515       492,611
Retroactive reinsurance reserves - assumed ............................         6,984        30,486
Retroactive reinsurance reserves - ceded ..............................        (4,907)      (65,309)
Deposit accounting liabilities ........................................       188,303       189,511
Deposit accounting liabilities - funds held ...........................       484,067       695,928
Securities lending payable ............................................            --       304,398
Collateral deposit liability ..........................................       318,127       354,916
Payable to parent, subsidiaries and affiliates ........................        38,999       152,184
Other liabilities .....................................................       240,118       346,784
---------------------------------------------------------------------------------------------------
   Total liabilities ..................................................    19,979,323    21,559,463
---------------------------------------------------------------------------------------------------
                          Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding ............................        25,426        25,426
Capital in excess of par value ........................................     3,739,388     2,941,471
Unassigned surplus ....................................................     1,646,043     4,280,727
Special surplus funds from retroactive reinsurance ....................         2,316        49,333
---------------------------------------------------------------------------------------------------
   Total capital and surplus ..........................................     5,413,173     7,296,957
---------------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus ............................   $25,392,496   $28,856,420
===================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-----------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                2008         2007         2006
-----------------------------------------------------------------------------------------------------------------
                           Statements of Income
                           --------------------

Underwriting income:
   Premiums earned ......................................................   $ 7,393,221   $7,703,016   $7,700,011
-----------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred ......................................................     4,800,023    4,444,636    4,606,481
   Loss adjustment expenses incurred ....................................       742,400      840,801      803,517
   Other underwriting expenses incurred .................................     1,846,019    1,864,547    1,825,815
-----------------------------------------------------------------------------------------------------------------
Total underwriting deductions ...........................................     7,388,442    7,149,984    7,235,813
-----------------------------------------------------------------------------------------------------------------
Net underwriting income .................................................         4,779      553,032      464,198
-----------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned .........................................       912,331    1,019,018      702,426
   Net realized capital gains/(loss) (net of capital gains taxes:
      2008 - ($270,995); 2007 - $29,141; 2006 - $29,092) ................      (671,273)     117,037       61,624
-----------------------------------------------------------------------------------------------------------------
Net investment gain .....................................................       241,058    1,136,055      764,050
-----------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off ...................       (48,507)     (85,724)     (49,762)
Finance and service charges not included in premium .....................        15,008       16,449       14,287
Other income ............................................................       384,065       76,290       49,691
-----------------------------------------------------------------------------------------------------------------
Income after capital gains taxes and before federal income taxes ........       596,403    1,696,102    1,242,464
Federal income tax expense ..............................................       235,238      348,359      263,263
-----------------------------------------------------------------------------------------------------------------
         Net income .....................................................   $   361,165   $1,347,743   $  979,201
=================================================================================================================
                      Changes in Capital and Surplus
                      ------------------------------

Capital and surplus, as of December 31, previous year ...................   $ 7,296,957   $6,211,853   $5,049,651
   Adjustment to beginning surplus ......................................           935      (56,532)      55,538
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1, ...................................     7,297,892    6,155,321    5,105,189
-----------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income ...........................................................       361,165    1,347,743      979,201
   Change in net unrealized capital gains (net of capital gains taxes:
      2008 - ($94,517); 2007 - $131,952; 2006 - $121,173) ...............    (1,194,450)    (103,183)     119,660
   Change in net deferred income tax ....................................       (40,420)     (73,791)     (13,270)
   Change in non-admitted assets ........................................        47,173      184,885      (80,352)
   Change in provision for reinsurance ..................................        20,252       12,980       81,328
   Paid in capital and surplus ..........................................       856,617      161,945           --
   Dividends to stockholder ................,............................    (1,582,633)    (615,000)          --
   Other surplus adjustments ............................................        (6,013)      (1,572)       1,268
   Foreign exchange translation .........................................      (346,410)     227,629       18,829
-----------------------------------------------------------------------------------------------------------------
         Total changes in capital and surplus ...........................    (1,884,719)   1,141,636    1,106,664
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31, .................................   $ 5,413,173   $7,296,957   $6,211,853
=================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                        2008           2007          2006
-------------------------------------------------------------------------------------------------------------
                        Cash From Operations
                        --------------------

Premiums collected, net of reinsurance ............................  $ 6,928,614   $ 7,948,658   $ 6,433,712
Net investment income .............................................      975,968     1,058,334       787,413
Miscellaneous (expense) income ....................................      349,699         7,137        75,317
-------------------------------------------------------------------------------------------------------------
   Sub-total ......................................................    8,254,281     9,014,129     7,296,442
-------------------------------------------------------------------------------------------------------------
Benefit and loss related payments .................................    5,083,511     3,805,525     3,520,205
Commission and other expense paid .................................    2,518,097     2,470,003     2,401,959
Dividends paid to policyholders ...................................          108           123         1,344
Federal and foreign income taxes paid (recovered) .................      190,586       330,784      (438,538)
-------------------------------------------------------------------------------------------------------------
   Net cash provided from operations ..............................      461,979     2,407,694     1,811,472
-------------------------------------------------------------------------------------------------------------
                       Cash From Investments
                      ----------------------

Proceeds from investments sold, matured, or repaid
   Bonds ..........................................................    7,091,835     4,926,616     5,231,792
   Stocks .........................................................    2,999,022     3,450,014     3,211,715
   Other ..........................................................      468,262       269,849     1,646,730
-------------------------------------------------------------------------------------------------------------
      Total proceeds from investments sold, matured, or repaid ....   10,559,119     8,646,479    10,090,237
-------------------------------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds ..........................................................    5,302,577     5,748,239    10,488,316
   Stocks .........................................................    2,918,679     3,296,552     3,180,130
   Other ..........................................................      227,385       772,178       350,752
-------------------------------------------------------------------------------------------------------------
      Total cost of investments acquired ..........................    8,448,641     9,816,969    14,019,198
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities .........    2,110,478    (1,170,490)   (3,928,961)
-------------------------------------------------------------------------------------------------------------
   Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in .......................................      691,898            --     1,326,780
Borrowed funds ....................................................     (304,398)      101,075            --
Dividends to stockholder ..........................................   (1,582,633)     (615,000)           --
Intercompany receivable and payable, net ..........................   (1,798,258)      (26,540)      342,735
Net deposit on deposit-type contracts and other insurance .........       36,501        71,282       262,411
Equities in underwriting pools and associations ...................      507,442      (360,841)     (184,691)
Collateral deposit liability ......................................      (36,789)     (258,127)      107,288
Other .............................................................      548,510        (4,145)      438,392
-------------------------------------------------------------------------------------------------------------
   Net cash (used in) provided from financing activities ..........   (1,937,727)   (1,092,296)    2,292,915
-------------------------------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash ........................           --         3,329           338
   Net change in cash and short-term investments ..................      634,730       148,237       175,764
Cash and short-term investments:
   Beginning of year ..............................................      442,029       293,792       118,028
-------------------------------------------------------------------------------------------------------------
   End of year ....................................................  $ 1,076,759   $   442,029   $   293,792
=============================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
--------------------------------------------------------------------------------
POLICIES
--------

A.   Organization
     ------------

     American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, which is in turn owned by AIU Holdings, Inc., a Delaware corporation (formerly AIG Property Casualty Group, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and AIU Holdings, Inc.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch. The operations for the Company's Canadian branch are included for 2007 and 2006. See Note 5 for additional information on the Canadian Branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

     -------------------------------------------------------------------------------------
     December 31,                                        2008         2007          2006
     --------------------------------------------------------------------------------------
     Net income, NY SAP ...........................  $  361,165   $1,347,743   $   979,201
     State prescribed practices - (deduction):
        Non-tabular discounting ...................     (71,999)     (21,301)      (21,866)
     -------------------------------------------------------------------------------------
     Net income, NAIC SAP .........................  $  289,166   $1,326,442   $   957,335
     =====================================================================================
     Statutory surplus, NY SAP ....................  $5,413,173   $7,296,957   $ 6,211,853
     State prescribed or permitted practices -
        (charge):
        Non-tabular discounting ...................    (327,771)    (255,772)     (234,471)
        Credits for reinsurance ...................    (365,018)    (468,227)     (539,907)
        SSAP 48/SSAP 97 ...........................          --      (30,616)     (535,157)
     -------------------------------------------------------------------------------------
     Statutory surplus, NAIC SAP ..................  $4,720,384   $6,572,958   $ 4,902,318
     =====================================================================================

     In 2008, the Commissioner granted a permitted practice to the member companies of American International Underwriters Overseas Association (AIUOA or the Association) allowing the valuation of AIG UK Holdings based on the audit of American International Group (AIG or the Ultimate parent). As of December 31, 2008, the value of AIG UK Holdings was $28,383. The Company's interest in AIG UK Holdings results from its 11% participation in the Association. All non-underwriting assets and liabilities of AIUOA have been reported by the Company under the caption Equities in Underwriting Pools and Associations.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in AIUOA (See Note 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2008, 2007 and 2006 reporting periods.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and loss adjustment expenses, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2008 and 2007, the market value of the Company's mortgage-backed securities approximated $188,891 and $505,415, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TransRe), as more fully discussed below. The average discount rate for such investments was 11.5% and 21.0% as of December 31, 2008 and 2007, respectively. In 2008, the Company received approval from the Insurance Department of the State of New York to account for its investment in Trans Re based on the equity method in accordance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles (SSAP) No. 97, entitled Investments in SCA Entities, (SSAP 97). Prior to 2008, TransRe was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2008 and 2007, no investment

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:
     --------------------------------

     The Company regularly evaluates its investments for other-than-temporary impairments (OTTI) in value. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining other-than-temporary-impairments has been established in accordance with prescribed SAP guidance, including SSAP Nos. 26, 30, 32, 43, and INT 06-07.

     For bonds, other than loan backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan backed and structured securities, an OTTI shall be considered to have occurred if the undiscounted future cash flows are less than the book value of the security. In general, a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

          . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          .    The Company may not realize a full recovery on its investment ;

          .    Fundamental credit issues of the issuer;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     temporary. Factors to consider include:

          . An order of liquidation or other fundamental credit issues with the partnership;

          . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          . Evaluation of the current stage of the life cycle of the investment;

          . An intent to sell the investment prior to the recovery of cost of the investment;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     If the analysis indicates that an other then temporary impairment has taken place, the investment is written down to fair value per as defined in the glossary to the NAIC Accounting Practices and Procedures Manual, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss. This realized loss impact to Surplus will be offset by a corresponding reduction to unrealized losses.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. In connection therewith, as of December 31, 2008 and 2007, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,556,749 and $1,237,062, respectively, net of non-admitted premium balances of $72,597 and $52,913, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

     ---------------------------------------------------------------------------------------------------
     For the years ended December 31,                                      2008       2007       2006
     ---------------------------------------------------------------------------------------------------
     Net written premiums subject to retrospectively rated premiums ..   $648,672   $ 811,018   $684,635
     Percentage of total net written premiums ........................        9.5%       10.6%       8.7%
     ---------------------------------------------------------------------------------------------------

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 65, entitled Property and Casualty Contracts, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2008 and 2007, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,613,086 and $3,620,497, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2008 and 2007, the amount billed and recoverable on paid claims was $64,016 and $179,109, respectively, of which $40,854 and $19,716, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs in Other Liabilities. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,263,861 and $2,014,235, as of December 31, 2008 and 2007,
     respectively. As of December 31, 2008 and 2007, the Company's tabular discount amounted to $263,886 and $285,969, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,263,861 and $2,014,235 as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the Company's non-tabular discount amounted to $327,771 and $255,772, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2008 and 2007, depreciation and amortization expense amounted to $25,260 and $24,539, and accumulated depreciation as of December 31, 2008 and 2007 amounted to $141,379 and $137,278, respectively.

     Reclassifications: Certain balances contained in the 2007 and 2006 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2008, 2007 and 2006, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2007, 2006 and 2005 annual statements. The corrections of these adjustments resulted in an after tax statutory credits (charges) of $935, $(56,532) and $55,538 as of January 1, 2008, 2007 and 2006 respectively.

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, these adjustments have been reported as an adjustment to unassigned surplus as of January 1, 2008, 2007 and 2006.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The impact of these adjustments on policyholder surplus as of January 1, 2008, 2007 and 2006 is as follows:

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2007 ...............................   $7,296,957
Adjustments to beginning Capital and Surplus:
   Asset realization .......................................       (9,156)
   Liability correction ....................................       15,525
   Federal income taxes, net of capital adjustments of
      $58,700 ..............................................       (5,434)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...          935
---------------------------------------------------------------------------
Balance at January 1, 2008, as adjusted ....................   $7,297,892
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2006 ...............................   $6,211,853
Adjustments to beginning Capital and Surplus:
   Federal income taxes ....................................      (79,156)
   Goodwill ................................................        2,146
   Asset admissibility .....................................        5,841
   Expense recognition .....................................       14,637
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...      (56,532)
---------------------------------------------------------------------------
Balance at January 1, 2007, as adjusted ....................   $6,155,321
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2005 ...............................    $5,049,651
Adjustments to beginning Capital and Surplus:
   Asset admissibility .....................................        (3,482)
   Foreign translation adjustment ..........................       102,290
   Federal income taxes ....................................       (43,270)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...        55,538
---------------------------------------------------------------------------
Balance at January 1, 2006, as adjusted ....................    $5,105,189
===========================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above (see Note 9).

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2008 and 2007.

                                                      2008                      2007*
----------------------------------------------------------------------------------------------
                                              Carrying    Statutory     Carrying    Statutory
                                               Amount     Fair Value     Amount     Fair Value
----------------------------------------------------------------------------------------------
Assets:
   Bonds ................................  $13,790,336  $13,162,193  $15,843,721  $16,075,222
      Common stocks .....................    2,064,755    2,064,755    3,139,327    3,529,455
      Preferred stocks ..................      255,675      250,025      613,732      610,622
      Other invested assets .............    1,555,659    1,555,659    1,943,313    1,943,313
      Securities lending collateral .....           --           --      279,774      279,774
      Cash and short-term investments ...    1,076,759    1,076,759      442,029      442,029
      Receivable for securities .........        1,711        1,711           --           --
      Equities in underwriting pools and
         associations ...................      717,391      717,391    1,211,817    1,211,817
Liabilities:
      Securities lending payable ........  $        --  $        --  $   304,398  $   304,398
      Collateral deposit liability ......      318,127      318,127      354,916      354,916
      Payable for securities ............           --           --        3,331        3,331
----------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value for 2007. During 2008, the NAIC adopted new reporting requirements for fair value such that insurers are no longer required to use the value derived from the Securities Valuation Office (SVO). Instead, the Company is required to obtain fair values that reliably reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates (other than Trans *Re for 2008, as discussed in Note 1) which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2008 and 2007 are outlined in the table below:*

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Gross        Gross
                                                                          Amortized    Unrealized   Unrealized      Market
                                                                            Cost         Gains        Losses        Value
----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008
   U.S. governments ..................................................   $   342,814    $ 17,532     $    857    $   359,489
   All other governments .............................................       237,743       5,372           71        243,044
   States, territories and possessions ...............................     2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions .....     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,841,572      81,971      442,673      6,480,870
   Public utilities ..................................................        37,551         490           --         38,041
   Industrial and miscellaneous ......................................       915,368       4,936      275,152        645,152
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2008 ........................   $13,790,336    $224,910     $853,053    $13,162,193
============================================================================================================================
As of December 31, 2007*
   U.S. governments ..................................................   $   331,397    $  9,847     $    114    $   341,130
   All other governments .............................................       843,820      13,464          248        857,036
   States, territories and possessions ...............................     2,729,603      53,167        2,240      2,780,530
   Political subdivisions of states, territories and possessions .....     3,320,639      66,000        1,435      3,385,204
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,935,227     118,715       23,268      7,030,674
   Public utilities ..................................................        79,320         948           66         80,202
   Industrial and miscellaneous ......................................     1,603,715       7,578       10,847      1,600,446
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2007 ........................   $15,843,721    $269,719     $ 38,218    $16,075,222
============================================================================================================================

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The amortized cost and market values of bonds at December 31, 2008, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------------------
                                                    Amortized
                                                       Cost      Market Value
-----------------------------------------------------------------------------
   Due in one year or less .....................   $    63,952   $    64,171
   Due after one year through five years .......       914,058       928,312
   Due after five years through ten years ......     2,831,197     2,902,404
   Due after ten years .........................     9,527,950     9,078,415
   Mortgaged-backed securities .................       453,179       188,891
-----------------------------------------------------------------------------
   Total bonds .................................   $13,790,336   $13,162,193
=============================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,                      2008                     2007                      2006
-----------------------------------------------------------------------------------------------------------------------
                                                           Equity                    Equity                    Equity
                                              Bonds      Securities      Bonds     Securities       Bonds    Securities
-----------------------------------------------------------------------------------------------------------------------
     Proceeds from sales ................   $6,117,426   $2,755,122   $4,142,868   $2,980,634   $4,370,165   $3,151,915
     Gross realized gains ...............       80,829      255,843       83,609      191,600        6,407      222,465
     Gross realized losses ..............      125,139      487,333       17,451      151,981       21,502      105,248
-----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2008 and 2007 are set forth in the table below:

                                                       December 31, 2008
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  494,547   $  981,812    $130,781    $1,345,578        $--       $1,345,578
   Non-affiliated ....      784,440       86,171     151,434       719,177         --          719,177
------------------------------------------------------------------------------------------------------
      Total ..........   $1,278,987   $1,067,983    $282,215    $2,064,755        $--       $2,064,755
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $--       $       --
   Non-affiliated ....      277,589        4,940      32,504       250,025         --          255,675
------------------------------------------------------------------------------------------------------
      Total ..........   $  277,589   $    4,940    $ 32,504    $  250,025        $--       $  255,675
======================================================================================================

                                                       December 31, 2007*
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  498,958   $1,447,794    $138,650    $1,808,102        $2,310    $1,805,792
   Non-affiliated ....    1,057,784      331,241      55,490     1,333,535            --     1,333,535
------------------------------------------------------------------------------------------------------
      Total ..........   $1,556,742   $1,779,035    $194,140    $3,141,637        $2,310    $3,139,327
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $   --    $       --
   Non-affiliated ....      613,732           --       3,110       610,622            --       613,732
------------------------------------------------------------------------------------------------------
      Total ..........   $  613,732   $       --    $  3,110    $  610,622        $   --    $  613,732
======================================================================================================

As of December 31, 2008 and 2007, the Company held derivative investments of $0 and ($289), respectively.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2008 and 2007 is set forth in the table below:

                                                 12 Months or Less       Greater than 12 Months            Total
-------------------------------------------------------------------------------------------------------------------------
                                                  Fair     Unrealized       Fair     Unrealized      Fair      Unrealized
Description of Securities                        Value       Losses        Value       Losses        Value       Losses
-------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008:
------------------------
   U. S. governments ......................   $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments ..................        3,084          71            --          --         3,084           71
   States, territories and possessions ....      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions .........    1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue ........................    3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Public utilities .......................           --          --            --          --            --           --
   Industrial and miscellaneous ...........      320,499     218,513       102,964      56,639       423,463      275,152
-------------------------------------------------------------------------------------------------------------------------
   Total bonds ............................    6,533,132     570,827     1,203,370     282,226     7,736,502      853,053
-------------------------------------------------------------------------------------------------------------------------
   Affiliated .............................           --         408       129,959     130,373       129,959      130,781
   Non-affiliated .........................      382,359     142,256         8,227       9,178       390,586      151,434
-------------------------------------------------------------------------------------------------------------------------
   Common stock ...........................      382,359     142,664       138,186     139,551       520,545      282,215
-------------------------------------------------------------------------------------------------------------------------
   Preferred stock ........................      156,447      23,647        13,360       8,857       169,807       32,504
-------------------------------------------------------------------------------------------------------------------------
   Total stocks ...........................      538,806     166,311       151,546     148,408       690,352      314,719
-------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks .................   $7,071,938    $737,138    $1,354,916    $430,634    $8,426,854   $1,167,772
=========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          12 Months or Less    Greater than 12 Months           Total
-----------------------------------------------------------------------------------------------------------------------------
                                                          Fair     Unrealized    Fair      Unrealized     Fair     Unrealized
Description of Securities                                 Value      Losses      Value       Losses       Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments ................................  $   12,878    $    98    $    406    $     16      $13,284   $    114
   All other governments ............................      13,210        151      24,004          97       37,214        248
   States, territories and possessions ..............     191,194      1,574      57,650         666      248,844      2,240
   Political subdivisions of states, territories and
      possessions ...................................     241,561      1,435          69          --      241,630      1,435
   Special revenue ..................................   1,313,469     23,258       4,269          10    1,317,738     23,268
   Public utilities .................................       1,786          1      11,762          65       13,548         66
   Industrial and miscellaneous .....................     719,728     10,065      99,735         782      819,463     10,847
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds ......................................   2,493,826     36,582     197,895       1,636    2,691,721     38,218
-----------------------------------------------------------------------------------------------------------------------------
   Affiliated .......................................       9,991      2,813     110,276     135,837      120,267    138,650
   Non-affiliated ...................................     426,898     55,490          --          --      426,898     55,490
-----------------------------------------------------------------------------------------------------------------------------
   Common stock .....................................     436,889     58,303     110,276     135,837      547,165    194,140
-----------------------------------------------------------------------------------------------------------------------------
   Preferred Stock ..................................      15,904      3,110          --          --       15,904      3,110
-----------------------------------------------------------------------------------------------------------------------------
   Total stocks .....................................     452,793     61,413     110,276     135,837      563,069    197,250
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks ...........................  $2,946,619    $97,995    $308,171    $137,473   $3,254,790   $235,468
=============================================================================================================================

As of December 31, 2008 and 2007, the Company does not intend to sell these investments.

The Company reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $12,134, $14,097 and $776 in 2008, 2007 and 2006, respectively and reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $454,457, $16,271 and $17,934 during 2008, 2007 and 2006, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

During 2008, 2007 and 2006, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2008    2007   2006
    ------------------------------------------------------------------------
    Valueact Capital Partners ........................ $2,270 $    -- $   --
    Spencer Capital Opportunity Fund LLP .............  1,213      --     --
    JC Flowers .......................................     --   6,017     --
    Electra European Fund ll .........................     --   2,619     --
    ATV VI ...........................................     --   1,604     --
    TH Lee Putnam ....................................     --   1,000     --
    Morgan Stanley III ...............................     --   1,032     --
    Gresham Global Investment Fund ll K4 .............     --      --  2,559
    Items less than $1.0 million .....................  2,380   1,820  1,051
    ------------------------------------------------------------------------
       Total ......................................... $5,863 $14,092 $3,610
    ========================================================================

The Company was party to a Securities Agency Lending Agreement (Agreement) with AIG Global Securities Lending Corporation (AIGGSLC), a Delaware registered company which terminated on March 26, 2009. As of July 31, 2008, the Company instructed AIGGSLC not to enter into any new transactions on its behalf. As a result, the Company had no loaned securities as of December 31, 2008. As of December 31, 2007, securities with a market value of $298,033 were on loan.

Securities borrowers provided cash collateral in an amount in excess of the fair value of the securities loaned. AIGGSLC monitored the daily fair value of loaned securities relative to the collateral fair value. Additional collateral was obtained as necessary to ensure that collateral was maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities loaned. The collateral was not available for the general use of the Company (restricted) and the securities lending transactions were accounted for as secured borrowings as required by SSAP No. 91.

Pursuant to the Agreement, AIGGSLC maintained responsibility for the reinvestment and control of such collateral. Declines in the fair value of the reinvested collateral at December 31, 2007, to the extent that such declines resulted in collateral less than 102% of the fair value of the securities loaned for domestic transactions and 105% of the fair value of the securities loaned for cross-border transactions, have been reported as a non-admitted asset in the financial statements presented herein.

In response to the potential lack of liquidity for certain reinvested collateral, the Company's ultimate parent, AIG, agreed to make the Company whole for any pretax realized losses due to sales of reinvested collateral during the period August 1, 2007 through August 1, 2008. During 2008 and 2007, the Company received funds of $898 and $1,945, respectively, from AIG. These funds have been reported as capital contributions in the financial statements presented herein.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Securities carried at an amortized cost of $1,066,438 and $2,973,267 were deposited with regulatory authorities as required by law as of December 31, 2008 and 2007, respectively.

During 2008, 2007 and 2006, included in Net Investment Income Earned were investment expenses of $8,439, $9,607 and $7,329, respectively and interest expense of $27,739, $99,036 and $98,741, respectively.

The Company reported hybrid securities totaling $117,650 and $127,153 as of December 31, 2008 and 2007, respectively.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which specifies measurement and disclosure standards related to asset and liabilities measured at fair value. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

SFAS 157 defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

--------------------------------------------------------------------------------
                                          Level 1   Level 2  Level 3     Total
--------------------------------------------------------------------------------
Bonds .................................  $     --  $ 11,310  $44,055  $   55,365
Common stocks .........................   857,376       371    8,660     866,407
Preferred stocks ......................       739   233,074       --     233,813
--------------------------------------------------------------------------------
Total .................................  $858,115  $244,755  $52,715  $1,155,585
================================================================================

The following table presents changes during 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2008.

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

---------------------------------------------------------------------------------------------------------------------------
                                       Net Realized and
                                  Unrealized Gains (Losses)     Unrealized
                      Balance     Included in Net Investment  Gains (Losses)  Purchases, Sales,                 Balance at
                    Beginning of      Income and Realized       Included in       Issuances,     Transfers In  December 31,
                        Year        Capital Gains (Losses)        Surplus     Settlements, Net      (Out)          2008
---------------------------------------------------------------------------------------------------------------------------
Bonds                  $47,498              $(155)               $(13,034)         $(2,843)         $12,589       $44,055
Common stocks           13,295                 60                  (5,957)           1,262               --         8,660
---------------------------------------------------------------------------------------------------------------------------
Total                  $60,793              $ (95)               $(18,991)         $(1,581)         $12,589       $52,715
===========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

--------------------------------------------------------------------------------
                                               Level 1  Level 2  Level 3   Total
--------------------------------------------------------------------------------
Other invested assets                            $--     $3,483   $2,380  $5,863
--------------------------------------------------------------------------------
Total                                            $--     $3,483   $2,380  $5,863
================================================================================

NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2008, 2007 and 2006 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2008         2007         2006
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year ... $13,732,102  $12,754,581  $11,620,078
Incurred losses and LAE related to:
   Current accident year .........................   5,573,146    5,366,376    5,343,020
   Prior accident years ..........................     (30,723)     (80,939)      66,978
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE .............   5,542,423    5,285,437    5,409,998
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year .........................  (1,689,045)  (1,436,644)  (1,265,788)
   Prior accident years ..........................  (4,316,880)  (2,871,272)  (3,009,707)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE .................  (6,005,925)  (4,307,916)  (4,275,495)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31, .. $13,268,600  $13,732,102  $12,754,581
=========================================================================================

For all three years the Company experienced minor loss and LAE reserve development for prior years, including accretion of loss reserve discount. For 2008 and 2007, the Company experienced minor beneficial loss and LAE reserve development for prior years, including accretion of loss reserve discount, while for 2006, it experienced minor adverse development on the same basis. For 2008, favorable on D&O and other classes of business offset adverse development on the Company's excess casualty business. The adverse development on excess casualty was primarily related to accident years 2003 and prior. In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006, the adverse loss and LAE reserve development primarily related to claims and accident years 2002 and prior, largely relating to asbestos and to accretion of workers compensation discount.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In calendar year 2008, there were two transactions that resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5F). The total calendar year paid as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over many accident years and resulted in modest beneficial development of about $21,600. In addition, accident year 2008 had $108,000 of paid loss in calendar year 2008 from one credit excess of loss assumed treaty. There will be no additional impact from this treaty as the full limits of the treaty have been paid.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $178,706, $199,953 and $198,524, respectively.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,340,598, $5,987,568 and $6,322,799, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A.   National Union Inter-company Pooling Agreement
     ----------------------------------------------

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA ......    19445       38.0%
American Home Assurance Company ..............................    19380       36.0%
Commerce and Industry Insurance Company (C&I) ................    19410       11.0%
New Hampshire Insurance Company (NHIC) .......................    23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP) ....    19429        5.0%
AIG Casualty Company  (AIG Casualty) .........................    19402        5.0%
American International South Insurance Company ...............    40258        0.0%
Granite State Insurance Company ..............................    23809        0.0%
Illinois National Insurance Company ..........................    23817        0.0%
=======================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's fixed participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   American International Underwriters Overseas Association Pooling
     ----------------------------------------------------------------
     Arrangement
     -----------

     AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
American International Underwriters Overseas, Limited                --       67.0%
New Hampshire Insurance Company                                   23841       12.0%
National Union Fire Insurance Company of Pittsburgh, PA           19445       11.0%
American Home Assurance Company                                   19380       10.0%
=======================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2008 and 2007, the Company's interest in the AIUOA amounted to $717,391 and $1,211,817, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

     ----------------------------------------------------------------------------
     As of December 31,                                         2008      2007
     ----------------------------------------------------------------------------
     Loss and LAE reserves .................................. $548,564  $876,280
     Unearned premium reserves ..............................  240,933   355,239
     Funds held .............................................   15,031    23,885
     Ceded balances payable .................................   75,043   103,406
     Reinsurance recoverable ................................   26,961    39,825
     Retroactive reinsurance ................................      132      (967)
     ----------------------------------------------------------------------------

     Additionally, the Company holds 3.2% of the issued share capital of AIG Europe S.A. As of December 31, 2008 and 2007, the Company's interest in AIG Europe S.A. amounted to $22,706 and $29,541, respectively.

C.   Guarantee Arrangements
     ----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2008 are included in the table below:

------------------------------------------------------------------------------------------------------------------
                                                   Date    Policyholder's    Invested    Estimated  Policyholder's
Guaranteed Company                                Issued     Obligations      Assets        Loss        Surplus
------------------------------------------------------------------------------------------------------------------
AIG Advantage Insurance Company .....            12/15/97   $     71,132   $     55,314     $ --      $    20,234
AIG Edison Life Insurance Company ...            09/15/98     10,278,874     21,445,440       --          867,930
AIG Europe S.A. .....................  **        03/02/98      3,698,191      1,392,128       --        1,155,646
AIG Europe (Netherlands) N.V. .......  **        11/01/02        928,580        208,689       --          151,077
AIG Hawaii Insurance Company, Inc. ..            11/05/97        115,009        126,973       --           64,104
AIG Mexico Seguros Interamericana,
   S.A. de C.V. .....................  **        12/15/97        240,778         79,903       --           54,206
AIG SunAmerica Life Assurance
   Company ..........................  *   +     01/04/99      4,007,084      5,123,191       --        1,271,231
AIG UK Limited (formerly Landmark
   Insurance Company, Ltd (UK)) .....  *   ++    03/02/98      4,103,222      3,644,199       --        1,884,267
American General Life Insurance
   Company ..........................      +     03/03/03     28,280,889     30,981,124       --        2,687,622
American General Life and Accident
   Insurance Company ................            03/03/03      8,384,964      8,746,322       --          563,502
American International Insurance
   Company ..........................            11/05/97        388,207        638,065       --          373,703
American International Insurance
   Company of California, Inc. ......            12/15/97        262,991         62,765       --           20,943
American International Insurance
   Company of New Jersey ............            12/15/97         78,923         53,879       --           29,978
First SunAmerica Life Insurance
   Company ..........................  *   ++++  01/04/99      6,340,269      6,760,887       --          544,171
Lloyd's Syndicate  1414 .............  **  +++   12/15/04        933,249        932,605       --          155,935
SunAmerica Life Insurance Company ...  *   +     01/04/99     17,705,063     23,953,249       --        4,653,124
The United States Life Insurance
   Company of the City of NY ........            03/03/03      4,350,106      4,768,153       --          351,266
The Variable Annuity Life
   Insurance Company ................      +     03/03/03     30,541,269     33,521,468       --        2,415,366
------------------------------------------------------------------------------------------------------------------
Total ...............................                       $120,708,800   $142,494,354     $ --      $17,264,305
==================================================================================================================

--------------------
*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 is still in effect.
++++ This guarantee was terminated on January 31 2008.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   Investments in Affiliates

     As of December 31, 2008 and 2007, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2008 and 2007 balances are net of $0 and $2,310 respectively of non-admitted balances.

------------------------------------------------------------------------------------------------------------
                                                                         Carrying Value at
                                                 Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments               Percent       2008            2008              2008
------------------------------------------------------------------------------------------------------------
21st Century Insurance Group ..................     16.4%     $238,948       $  117,912        $   9,946
AIG Hawaii Insurance Company, Inc. ............    100.0%       10,000           64,060             (687)
AIG Mexico Industrial, L.L.C. .................     49.0%        8,725            8,783             (176)
AIG Non Life Holding Company (Japan), Inc. ....    100.0%      124,477          127,779         (117,378)
American International Insurance Company ......      0.0%           --               --          (91,791)
American International Realty Corporation .....     31.5%       37,771           50,537              114
Eastgreen, Inc. ...............................     13.8%       12,804            9,964              (27)
Fuji Fire and Marine Insurance Company ........      2.8%       22,309           19,451           19,451
Pine Street Real Estate Holdings Corporation ..     31.5%        5,445            2,083            2,083
Transatlantic Holdings, Inc. ..................     33.2%       34,068          945,009         (281,749)
------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates ..............               $494,547       $1,345,578        $(460,214)
============================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                            Carrying Value at
                                                    Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments                  Percent       2007            2007              2007
---------------------------------------------------------------------------------------------------------------
21st Century Insurance Group .....................     16.3%     $240,668       $  107,966       $ (84,630)
AIG Hawaii Insurance Company, Inc. ...............    100.0%       10,000           64,747          (4,865)
AIG Mexico Industrial, L.L.C. ....................     49.0%        8,725            8,959           6,517
AIG Non Life Holding Company (Japan), Inc. .......    100.0%      124,477          245,157        (155,861)
American International Insurance Company .........     25.0%       25,000           91,791           2,334
American International Realty Corporation ........     31.5%       37,771           50,423           6,379
Eastgreen, Inc. ..................................     13.4%       12,804            9,991          (4,231)
American International Life Assurance Company ....      0.0%           --               --        (157,619)
Pine Street Real Estate Holdings Corporation .....     31.5%        5,445               --          (2,816)(a)
AIG Claim Service, Inc. ..........................      0.0%           --               --         (46,675)
Transatlantic Holdings, Inc. .....................     33.3%       34,068        1,226,758         178,435
---------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates .................               $498,958       $1,805,792       $(263,032)
===============================================================================================================

--------------------
(a)  Balance not admitted

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On June 30, 2008, the Company paid a dividend to its parent, AIGCIG, equal to its 25% interest in American International Insurance Company (AIIC) in the amount of $90,813. This transaction resulted in a realized gain of $65,813. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform. See Note 14, Subsequent Events for further information regarding AIIC.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2008 and 2007, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $959,265 and $1,368,930, respectively.

E.   American Home Canadian Branch Novation

     Effective November 1, 2008, the American Home Canadian Branch entered into an assumption reinsurance and asset purchase agreement with AIG Commercial Insurance Company of Canada (AIGCIC) under which the existing and inforce policies of insurance issued by the Branch were novated to AIGCIC. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 25, entitled Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by AIGCIC are approximately $2,146,053. In connection with AIGCIC's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to AIGCIC by

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

     ------------------------------------------------------------------------------
     Description                                                            Amount
     ------------------------------------------------------------------------------
     Loss from investments included in realized capital gains/losses ..   $(210,868)
     Underwriting gain ................................................      13,762
     Other income (ceding commission) .................................      14,276
     Gain relating to foreign exchange included in other income .......     371,741
     ------------------------------------------------------------------------------
     Net pre-tax gain .................................................   $ 188,911
     ==============================================================================

     In relation to and prior to this transaction, AIG Commercial Insurance Group, Inc. (AIGCIG) contributed capital to AIGCIC in the amount of approximately $964,000. AIGCIG obtained such funding via dividends paid by the following entities:

     ---------------------------------------------------------------------------
     Company                                                           Dividend
     ---------------------------------------------------------------------------
     National Union ..............................................    $ 299,000
     American Home Assurance Company .............................      170,000
     C&I .........................................................      103,000
     ISOP ........................................................      122,000
     AIG Casualty ................................................      103,000
     NHIC ........................................................      167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to AIGCIG of $691,000. Subsequently, AIGCIG contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

     ------------------------------------------------------------------------------------
     Company                                                         Capital Contribution
     ------------------------------------------------------------------------------------
     National Union ..............................................         $ 299,000
     ISOP ........................................................           122,000
     AIG Casualty ................................................           103,000
     NHIC ........................................................           167,000

F.   FOREIGN OPERATIONS RESTRUCTURING
     --------------------------------

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG initiated the restructuring of its United Kingdom (UK)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     general insurance operations designed to simplify the organization and provide an enhanced regulatory and legal platform for its future growth and improve transparency and efficiency. This restructuring was completed in a series of transactions involving the corporate entity structure and other business transfer transactions. The corporate entity structure transactions effectively amended the legal ownership of the companies operating in the UK while the business transactions involved the transfer of business previously written by the UK branch of New Hampshire Insurance Company (the UK Branch) to its UK insurance company.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in AIUOA. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     During the 2008 year there were additional contributions to UK Holdings by AIUOA and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the Company's financial statements:

     -------------------------------------------------------------------------------
                                                       Investment in UK
                                      P VII Transfer        Holdings        Total
     -------------------------------------------------------------------------------
     Participation in AIUOA .......    $ (383,080)       $ (14,651)       $(397,731)
     Liabilities ..................       446,151                -          446,151
     Underwriting income ..........        57,634                -           57,634
     Other income .................         3,783                -            3,783
     Net income (pre-tax) .........        87,664                -           87,664
     Surplus (pre-tax) ............        63,071          (14,651)          48,420

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

G.   OTHER RELATED PARTY TRANSACTIONS
     --------------------------------

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2008 and 2007 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2008 and 2007 and all capital contributions and dividends.

                                                                ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                    THE COMPANY                  THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        02/25/08          Dividend              AIGCIG         $     --           --       $ 90,000          Cash
        03/31/08          Dividend              AIGCIG               --           --        200,000          Cash
        06/30/08        Dividend (c)            AIGCIG               --           --         90,813 (b)     In kind
        06/30/08          Dividend              AIGCIG               --           --        177,425          Cash
        09/30/08        Dividend (c)            AIGCIG               --           --        163,395          Cash
        11/30/08        Dividend (c)            AIGCIG               --           --        170,000 (a)      Cash
        12/29/08        Dividend (c)            AIGCIG               --           --        683,000 (a)      Cash
        12/31/08        Dividend (c)            AIGCIG               --           --          8,000 (a)   Securities
        08/14/08    Purchases of security       AIGSL           177,605         Cash        177,605          Bonds
        08/15/08    Purchases of security       AIGSL           144,305         Cash        144,305          Bonds
        09/30/08    Capital contribution        AIGSL               898         Cash             --           --
        Various     Capital contribution (d)    AIGCIG          164,719      In kind             --           --
          (1)       Capital contribution        AIGCIG          691,000         Cash             --           --
     ----------------------------------------------------------------------------------------------------------------

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of AHAC Canadian branch to AIG Commercial Insurance Company of Canada (AIGCIC)- Refer to Note 5D

(b)  Transfer and reorganization of AIIC - Refer to Note 5D

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement - Refer to Note 9

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                              THE COMPANY                   THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        03/19/07         Bond sale               NHIC         $ 28,555       Cash         $ 28,555          Bond
        03/19/07         Bond sale           AIG Casualty       67,801       Cash           67,801          Bond
        03/19/07         Bond sale               C&I            36,452       Cash           36,452          Bond
        03/19/07         Bond sale               ISOP           59,458       Cash           58,121          Bond
        03/19/07         Bond sale            Lexington        139,013       Cash          137,416          Bond
        03/23/07         Bond sale            AIG Excess        25,556       Cash           24,981          Bond
        03/30/07          Dividend              AIGCIG              --        --           500,000          Cash
        05/31/07          Dividend              AIGCIG              --        --            75,000          Cash
        12/03/07          Dividend              AIGCIG              --        --            40,000          Cash
        08/30/07    Purchase of investment      AIGSL          136,735       Bonds         138,478          Cash
        12/17/07    Sale of investment (1)       AIG           191,000       Cash          191,000       Investment
        12/17/07    Sale of investment (2)   National Union     59,000       Cash           59,000       Investment
        10/24/07    Capital contribution        AIGCIG           1,840      In kind             --           --
        12/31/07    Capital contribution        AIGCIG             105      In kind             --           --
        12/31/07    Capital contribution         AIG           160,000      In kind             --           --
     ----------------------------------------------------------------------------------------------------------------

(1)  Sale of American International Life Assurance Company to AIG

(2)  Sale of AIG Domestic Claims to National Union

AIGSL: AIG Security Lending

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2008, 2007 and 2006.

     In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2008, 2007 and 2006 are outlined in the table below:

     --------------------------------------------------------------------------------
     For the years ended December 31,                    2008       2007       2006
     --------------------------------------------------------------------------------
     AIG Technology, Inc. ..........................   $ 31,036   $ 28,562   $ 24,562
     AIG Global Investment Corp. ...................      6,895      7,273      6,047
     AIG Domestic Claims, Inc. .....................    254,033    243,985    225,071
     --------------------------------------------------------------------------------
      TOTAL ........................................   $291,964   $279,820   $255,680
     ================================================================================

     As of December 31, 2008 and 2007, short-term investments included amounts invested in the AIG Managed Money Market Fund of $228,165 and $126,534, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Federal and foreign income taxes recoverable from affiliates as of December 31, 2008 and 2007 amounted to $406,899 and $143,717, respectively.

During 2008, 2007 and 2006 the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

   ------------------------------------------------------
   As of December 31,                2008     2007   2006
   ------------------------------------------------------
   Accounts receivable sold .....  $71,679  $53,865  $ --
   Losses recorded ..............    1,842    1,605    --
   ------------------------------------------------------

As of December 31, 2008 and 2007, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-----------------------------------------------------------------------------
As of December 31,                                           2008      2007
-----------------------------------------------------------------------------
Balances with pool member companies .....................  $827,061  $113,001
Balances less than 0.5% of admitted assets ..............     3,656     2,694
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates .....  $830,717  $115,695
=============================================================================
Balances with pool member companies .....................  $     --  $ 48,873
Balances less than 0.5% of admitted assets ..............    38,999   103,311
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates ..........  $ 38,999  $152,184
=============================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with A.I. Credit Corporation (a wholly owned AIG subsidiary) whereby A.I. Credit Corporation purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and A.I. Credit Corporation.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2008, 2007 and 2006, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,            2008                      2007                      2006
--------------------------------------------------------------------------------------------------------------
                                    Written       Earned      Written       Earned      Written       Earned
----------------------------------------------------------  ------------------------  ------------------------
Direct premiums ................  $ 3,003,169  $ 4,553,852  $ 6,744,997  $ 7,388,935  $ 7,514,507  $ 7,180,260
Reinsurance premiums assumed:
   Affiliates ..................    9,358,318   10,173,382   11,006,993   11,024,337   11,336,822   11,001,341
   Non-affiliates ..............      166,239      238,591      173,756      107,304       48,750      243,681
--------------------------------------------------------------------------------------------------------------
      Gross premiums ...........   12,527,726   14,965,825   17,925,746   18,520,576   18,900,079   18,425,282
--------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates ..................    4,663,334    6,541,514    9,049,872    9,598,801    9,833,954    9,534,749
   Non-affiliates ..............    1,018,383    1,031,090    1,215,889    1,218,759    1,182,156    1,190,522
------------------------------------------------------------------------------------  ------------------------
      Net premiums .............  $ 6,846,009  $ 7,393,221  $ 7,659,985  $ 7,703,016  $ 7,883,969  $ 7,700,011
==============================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2008 and 2007 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance      Ceded Reinsurance              Net
----------------------------------------------------------------------------------------------
                         Unearned                Unearned                Unearned
                          Premium   Commission    Premium   Commission    Premium   Commission
                         Reserves     Equity     Reserves     Equity     Reserves     Equity
----------------------------------------------------------------------------------------------
December 31, 2008
   Affiliates ........  $4,747,277   $634,349   $1,416,996   $195,996   $3,330,281   $438,353
   Non-affiliates ....       5,651        755      480,922     66,520     (475,271)   (65,765)
----------------------------------------------------------------------------------------------
   Totals ............  $4,752,928   $635,104   $1,897,918   $262,516   $2,855,010   $372,588
==============================================================================================
December 31, 2007
   Affiliates ........  $5,562,341   $646,155   $3,295,177   $372,259   $2,267,164   $273,896
   Non-affiliates ....      78,003      9,061      493,629     55,766     (415,626)   (46,705)
----------------------------------------------------------------------------------------------
   Totals ............  $5,640,344   $655,216   $3,788,806   $428,025   $1,851,538   $227,191
==============================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                         Unearned   Paid Losses  Reserves For
                          Premium       and       Losses And
                         Reserves       LAE           LAE
-------------------------------------------------------------
December 31, 2008
  Affiliates .........  $1,416,996    $273,774   $13,650,198
   Non-affiliates ....     480,922     371,990     2,373,097
------------------------------------------------------------
   TOTAL .............  $1,897,918    $645,764   $16,023,295
============================================================
December 31, 2007
   Affiliates ........  $3,295,177    $195,333   $15,139,495
   Non-affiliates ....     493,629     405,240     2,668,848
------------------------------------------------------------
   Total .............  $3,788,806    $600,573   $17,808,343
============================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company's unsecured reinsurance recoverables as of December 31, 2008 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                            Naic Co.
Reinsurer                                                     Code       Amount
---------------------------------------------------------------------------------
Affilliates:
   National Union Pool ...................................       --   $12,373,879
   American International Underwriters Overseas, Ltd. ....       --       407,343
   American International Insurance Company ..............    32220       359,071
   New Hampshire Indemnity Company .......................    23833       170,518
   Transatlantic Reinsurance Company .....................    19453       235,378
   AIG Global Trade and Political Risk Insurance Co. .....    10651       126,175
   American International Life Assurance Co. NY (US) .....    60607        10,494
   United Guaranty Insurance Company .....................    11715        34,605
   Hartford Steam Boiler Inspection and Insurance Co. ....    11452         6,627
   Audubon Insurance Company .............................    19933         1,011
   AIG Excess Liability Insurance Company, Ltd. ..........    10932         3,904
   Lexington Insurance Company ...........................    19437        28,271
   American Internatlional Reinsurance Co. Ltd                   --       562,747
   American Int'l Specialty Lines Ins Company ............    26883         3,956
   American Life And General Ins Co (Trinidad & Tobago) ..       --         3,494
   Other affiliates less than $1.0 million ...............       --         4,858
---------------------------------------------------------------------------------
      Total affiliates ...................................            $14,332,331
---------------------------------------------------------------------------------
   Lloyd's ...............................................       --       213,982
   Swiss Re Group ........................................       --       231,669
---------------------------------------------------------------------------------
       Total non-affiliates ..............................                445,651
---------------------------------------------------------------------------------
 Total affiliates and non-affiliates .....................            $14,777,982
=================================================================================

During 2008, 2007 and 2006, the Company reported in its Statements of Income statutory losses of $165, $144 and $12,318, respectively, as a result of losses incurred from commutations with the following reinsurers:

----------------------------------------------------------
Company                                2008  2007    2006
----------------------------------------------------------
Trenwick America ....................  $ --  $ --  $ 8,280
Alea Group ..........................    --    --    2,432
Other reinsurers below $1 million ...   165   144    1,606
----------------------------------------------------------
Total ...............................  $165  $144  $12,318
==========================================================

As of December 31, 2008 and 2007, the Company had reinsurance recoverables on paid losses in dispute of $112,640 and $81,670, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, 2007 and 2006, the Company wrote-off reinsurance recoverables balances of $(4,906), $13,734 and $30,849, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed business are as follows:

-----------------------------------------------------------------------------------------------------
                          2008                                     Affiliate  Non-affiliate    Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $405,981     $6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses ...    475,797      6,118       481,915

-----------------------------------------------------------------------------------------------------
                          2007                                     Affiliate  Non-affiliate     Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $233,004     $3,219      $236,223
Reinsurance payable on paid loss and loss adjustment expenses ...    257,605      6,312       263,917

The primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and American International Specialty Lines Insurance Company (AISLIC). As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed reinsurance due from and to, respectively, with AIIC and AISLIC are as follows:

                                                                          2008                2007
--------------------------------------------------------------------------------------------------------
Caption                                                              AIIC     AISLIC     AIIC     AISLIC
--------------------------------------------------------------------------------------------------------
Premiums in course of collection ................................  $108,866  $161,177  $105,692  $92,674
Reinsurance payable on paid loss and loss adjustment expenses ...   150,587   199,331   122,908   87,616

Effective January 1, 2008, the Personal Lines intercompany pooling agreement was amended to include four additional entities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------

As of December 31, 2008 and 2007, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

---------------------------------------------------------------------------------------------
                                                         2008                    2007
---------------------------------------------------------------------------------------------
                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Reserves transferred:
   Initial reserves .........................   $ 216,347   $ 453,727   $ 216,347   $ 453,727
   Adjustments - prior year(s) ..............    (158,100)     (8,673)   (173,698)    (25,147)
   Adjustments - current year ...............         (37)   (372,123)     15,598      16,474
---------------------------------------------------------------------------------------------
   Balance as of December 31, ...............      58,210      72,931      58,247     445,054
---------------------------------------------------------------------------------------------
Paid losses recovered:
   Prior year(s) ............................      27,761     379,745      19,407     367,297
   Current year .............................      23,465    (311,721)      8,354      12,448
---------------------------------------------------------------------------------------------
   Total recovered as of December 31, .......      51,226      68,024      27,761     379,745
---------------------------------------------------------------------------------------------
   Carried reserves as of December 31, ......   $   6,984   $   4,907   $  30,486   $  65,309
=============================================================================================
Consideration paid or received:
   Initial reserves .........................   $ 201,597   $ 276,437   $ 201,597   $ 276,437
   Adjustments - prior year(s) ..............    (179,882)    (13,900)   (180,015)    (14,331)
   Adjustments - current year ...............          --    (202,820)        133         431
---------------------------------------------------------------------------------------------
   Total paid as of December 31, ............   $  21,715   $  59,717   $  21,715   $ 262,537
=============================================================================================

                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized * ..   $      --   $  47,559   $      --   $  47,559
   Adjustments - prior year(s) ..............          --       1,774          --       2,289
   Adjustments - current year ...............          --     (47,017)         --        (515)
---------------------------------------------------------------------------------------------
   Balance as of December 31, 2007 ..........   $      --   $   2,316   $      --   $  49,333
=============================================================================================

--------------------
* Reflects amounts recorded to segregated special surplus as of January 1, 2004.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. 2008 changes to Reserves Transferred, Paid Losses Reimbursed or Recovered and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

                                                    2008
                                                  --------
Reserves transferred ..........................   $380,610
Paid losses recovered .........................    336,470
Consideration received ........................    201,005
Special surplus from retroactive reinsurance ..     44,140

The Company's retroactive reinsurance reserve balance (by reinsurer) as of December 31, 2008, is set forth in the table below:

-------------------------------------------------------------------------------------
                                                       2008                2007
-------------------------------------------------------------------------------------
Reinsurer                                        Assumed    Ceded   Assumed    Ceded
-------------------------------------------------------------------------------------
   American International Reinsurance
      Company ...............................    $   --    $   --   $    --   $44,140
   American International Specialty Lines
      Insurance Company .....................     2,810        --    26,275        --
   AXA Corporate Solutions ..................        --        --        --     1,354
   Commerce and Industry Insurance Company of
      Canada ................................     4,174        --     4,174        --
   Lyndon Property Insurance Company ........        --     1,691        --     1,142
   PEG Reinsurance Co. ......................        --        --        --    13,978
   Transatlantic ............................        --     1,308        --        --
   All other reinsurers less than $1.0
      million ...............................        --     1,908        37     4,695
-------------------------------------------------------------------------------------
      Total .................................    $6,984    $4,907   $30,486   $65,309
=====================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007, the Company's deposit assets and liabilities were comprised of the following:

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2008:
   Direct .....................................................   $     --     $ 95,776      $    --      $     --
   Assumed ....................................................         --       92,527       88,515            --
   Ceded ......................................................    530,085           --           --       484,067
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $530,085     $188,303      $88,515      $484,067
===================================================================================================================

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct .....................................................   $     --     $ 95,122      $    --      $     --
   Assumed ....................................................         --       94,389       98,917            --
   Ceded ......................................................    751,468           --           --       695,928
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $751,468     $189,511      $98,917      $695,928
===================================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2008 and 2007 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                   Deposit       Deposit      Deposit       Deposit
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................   $ 751,468     $189,511     $ 809,537     $172,296
   Deposit activity, including loss recoveries ................    (250,415)          78      (106,254)      17,935
   Interest income or expense, net of amortization of margin ..      12,068       (1,286)       39,148         (720)
   Non-admitted asset portion .................................      16,964           --         9,037           --
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................   $ 530,085     $188,303     $ 751,468     $189,511
=====================================================================================================================

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                  Funds Held    Funds Held   Funds Held    Funds Held
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................    $ 98,917     $ 695,928     $94,279      $703,508
   Contributions ..............................................          --           144       4,664         1,016
   Withdrawals ................................................     (10,402)     (238,108)        (26)      (54,096)
   Interest ...................................................          --        26,103          --        45,500
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................    $ 88,515     $ 484,067     $98,917      $695,928
=====================================================================================================================

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

As of December 31, 2008 and 2007, the deposit assets with related parties, relating primarily to reinsurance transactions with Union Excess, amounted to $540,279 and $611,039, respectively. During 2008, loss recoveries from Union Excess resulted in a decrease in deposit assets and funds held liabilities of $49,176.

The Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323. As a result of these commutations with Union Excess and European Reinsurance Company Ltd., the funds held balances declined by $47,290 and $141,711, respectively. During 2007, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and funds held on deposit accounting liabilities of $1,347.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with American International Group, Inc. (the Ultimate Parent or AIG) and its domestic subsidiaries. The Company has a written tax sharing agreement with its Parent which was amended, effective January 1, 2008. The current and prior agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Additionally, the amended tax sharing agreement contains the following significant modifications to the previous agreement:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

..    A tax Sub Group was formed among twenty seven Commercial Insurance Group and United Guaranty Companies under AIG Property Casualty Group, Inc. The tax Sub Group will settle inter-company income taxes as if the Sub Group were filing its own consolidated income tax return. Any net liability of the Sub Group will be remitted to AIG, Inc. under a separate tax sharing agreement, and AIG, Inc. will reimburse the Sub Group for any net tax attributes utilized in the AIG, Inc. consolidated income tax return.

..    Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

..    As of the effective date of the agreement, AIG Property Casualty Group assumed each Sub Group members Tax Reserve in a deemed capital transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48:) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

..    The tax sharing agreement was modified to be consistent with the AIG, Inc.
     and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

..    In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the amended tax sharing agreement, AIG Property Casualty group assumed $164,719 of tax liabilities related to pre-existing deferred inter-company gain and FIN 48 liabilities.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2008.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2008 and 2007 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
As of December 31,                                                                   2008         2007
---------------------------------------------------------------------------------------------------------
Gross deferred tax assets .....................................................   $1,204,730   $1,240,598
Gross deferred tax liabilities ................................................     (355,875)    (526,581)
Non-admitted deferred tax assets in accordance with SSAP No.10, income taxes ..     (402,242)    (331,439)
---------------------------------------------------------------------------------------------------------
Net admitted deferred tax assets ..............................................   $  446,613   $  382,578
=========================================================================================================
Change in non-admitted deferred tax assets
adjustment to December 31, 2007 surplus .......................................      (34,673)
Change in non-admitted deferred tax assets - paid in capital ..................       80,741
Change in non-admitted deferred tax assets - current year .....................       24,735
---------------------------------------------------------------------------------------------------------
Change in non-admitted deferred tax assets ....................................   $   70,804
=========================================================================================================

During 2008, 2007 and 2006, the Company's current federal income tax expense was comprised of the following:

--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                     2008         2007        2006
--------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net investment income ....   $ 135,559     $309,946    $261,144
Federal income tax adjustment - prior years ...................................      99,679       38,413       2,119
--------------------------------------------------------------------------------------------------------------------
Current income tax expense (benefit) ..........................................   $ 235,238     $348,359    $263,263
====================================================================================================================
Income tax on realized capital gains ..........................................   $(270,995)    $ 29,141    $ 29,092
====================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2008 and 2007, along with the changes in deferred income taxes for 2008, is set forth in the table below:

-----------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008         2007        Change
-----------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Assets:
   Loss reserve discount ....................................................................   $  377,943   $  402,282   $ (24,339)
   Non-admitted assets ......................................................................      169,600      208,445     (38,845)
   Unearned premium reserve .................................................................      276,479      313,279     (36,800)
   Unrealized capital loss ..................................................................       30,153           --      30,153
   Partnerships .............................................................................       56,739       40,925      15,814
   Bad debt .................................................................................      127,614      151,901     (24,287)
   Investment write downs ...................................................................      102,927       13,897      89,030
   Goodwill .................................................................................       29,949           --      29,949
   Foreign tax credits ......................................................................       25,959           --      25,959
   Deferred tax remediation - Adj to Dec 31, 2007 surplus ...................................           --       34,673     (34,673)
   Other temporary difference ...............................................................        7,367       75,196     (67,829)
-----------------------------------------------------------------------------------------------------------------------------------
         Gross deferred tax assets ..........................................................    1,204,730    1,240,598     (35,868)
      Non-admitted deferred tax assets ......................................................     (402,242)    (296,766)   (105,476)
      Non-admitted deferred tax assets - adjustment to December 31, 2007 surplus ............           --      (34,673)     34,673
-----------------------------------------------------------------------------------------------------------------------------------
         Admitted deferred tax assets .......................................................      802,488      909,159    (106,671)
-----------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities
   Unrealized capital gains .................................................................     (318,829)    (393,879)     75,050
   Investments ..............................................................................       (5,121)     (67,403)     62,282
   Depreciation .............................................................................      (19,370)     (20,714)      1,344
   Other temporary differences ..............................................................      (12,555)     (44,585)     32,030
-----------------------------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
         Net admitted deferred tax assets ...................................................   $  446,613   $  382,578   $  64,035
===================================================================================================================================
   Gross deferred tax assets ................................................................   $1,204,730   $1,240,598   $ (35,868)
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
   Net deferred tax assets ..................................................................   $  848,855   $  714,017   $ 134,838
===================================================================================================================================
    Income tax effect of unrealized capital gains, net of adjustment to December 31, 2007
      Surplus ...............................................................................                               (94,517)
   Capital contribution as a result of new tax sharing agreement ............................                               (80,741)
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes ......................................................                             $ (40,420)
===================================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                                   2008                      2007                      2006
------------------------------------------------------------------------------------------------------------------------------------
                                                            Amount    Tax Effect     Amount     Tax Effect     Amount     Tax Effect
------------------------------------------------------------------------------------------------------------------------------------
Net income before federal income taxes and capital gain
   taxes ..............................................   $ 325,408   $ 113,893    $1,725,242   $ 603,835    $1,271,556   $ 445,045
Book to tax adjustments:
   Tax exempt income ..................................    (481,365)   (168,478)     (543,812)   (190,334)     (455,068)   (159,274)
   Dividends received deductions ......................     (55,925)    (19,574)       (5,993)     (2,098)      (21,938)     (7,678)
   Meals and entertainment ............................       1,412         494         1,749         612            --          --
   Non-deductible penalties ...........................         761         266         1,508         528            --          --
   Change in non-admitted assets ......................     120,143      42,050      (138,048)    (48,318)      132,784      46,474
   Federal income tax adjustments-- prior years .......          --          --            --      55,224            --          --
   Branch termination .................................      13,298       4,654            --          --            --          --
   Transfer pricing adjustments .......................      11,949       4,182
   Remediation adjustments ............................          --          --            --          --       (17,777)     (6,222)
   Change in tax positions ............................          --      32,007            --      31,842            --          --
   Other non-taxable income ...........................      (7,179)     (2,513)
   Foreign tax credits ................................          --          --            --          --            --     (14,104)
   Other ..............................................          --      (2,318)           --          --            --       1,384
------------------------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments ......................    (396,906)   (109,230)     (684,596)   (152,544)     (361,999)   (139,420)
------------------------------------------------------------------------------------------------------------------------------------
Total federal taxable income and tax ..................   $ (71,498)  $   4,663    $1,040,646   $ 451,291    $  909,557   $ 305,625
====================================================================================================================================
Current federal income tax ............................               $ 235,238                 $ 348,359                 $ 263,263
Income tax on net realized capital gains ..............                (270,995)                   29,141                    29,092
Change in net deferred income taxes ...................                  40,420                    73,791                    13,270
                                                                      ----------                ----------                ----------
Total federal income tax ..............................               $   4,663                 $ 451,291                 $ 305,625
                                                                      ==========                ==========                ==========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2008 is set forth in the table below:

     ----------------------------------------------------------------------
     Current year                                                  $109,570
                                                                   --------
     First preceding year .......................................  $400,196
     ----------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008, the Company had $25,959 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007 and 2006. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $138,061 during 2008, $231,602 during 2007 and $372,256 during 2006.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

     -----------------------------------------------------------------------
     Year Ended December 31, 2008                            2008      2007
     -----------------------------------------------------------------------
        Gross unrecognized tax benefits at January 1, ..   $36,698   $ 3,527
        Increases in tax positions for prior years .....    59,743    33,171
        Decreases in tax positions for prior years .....      (646)       --
     -----------------------------------------------------------------------
     Gross unrecognized tax benefits at December 31 ....   $95,795   $36,698
     =======================================================================

As of December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $95,795 and $36,698, respectively. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included $31,191 and zero, respectively, related to tax positions the disallowance of which would not affect the effective tax rate. Accordingly, as of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $64,604 and $36,698, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2008 and 2007, the Company had accrued $8,643 and $6,868, respectively, for the payment of interest (net of the federal benefit) and penalties. For the year ended December 31, 2008, the Company recognized $1,775 of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income.

The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, although it is possible that the effect could be material to the Company's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                   Major Tax Jurisdictions   Open Tax Years
                   -----------------------   --------------
                   United States .........      2000-2007

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A.   Pension
     -------

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.


     -----------------------------------------------------------------
     As of December 31, ...................       2008         2007
     -----------------------------------------------------------------
     Fair value of plan assets ............   $ 2,723,034   $3,004,869
     Less projected benefit obligation ....     3,378,509    2,719,971
     -----------------------------------------------------------------
     Funded status ........................   $  (655,475)  $  284,898
     =================================================================

     The Company's share of net expense for the qualified pension plan was $6,772, $5,001 and $9,000 for the years ended December 31, 2008, 2007 and
     2006, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2008 and 2007, the Company recorded in other liabilities its pension liabilities which amounted to $12,832 and $6,018, respectively.

B.   Postretirement Benefit Plans
     ----------------------------

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2008 and 2007 were $198,015 and $190,417, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $265, $310 and $282 for the years ended December 31, 2008, 2007 and 2006, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2008, 2007 and 2006 are set forth in the table below:

     ---------------------------------------------------------------------------------
     As of December 31,                                  2008        2007      2006
     ---------------------------------------------------------------------------------
        Discount rate ..............................       6.50%      6.50%      6.00%
        Rate of compensation increase (average) ....       4.25%      4.25%      4.25%
        Measurement date ...........................   December   December   December
                                                       31, 2008   31, 2007   31, 2006
        Medical cost trend rate ....................        N/A        N/A        N/A
     =================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
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C.   Stock Option and Deferred Compensation Plans
     --------------------------------------------

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2008, 2007 and 2006, AIG allocated $18,153, $14,028 and $6,242, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Balances
     -------------------------------------------------

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2008 is $3,600.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A.   Capital and Surplus
     -------------------

     The portion of unassigned surplus as of December 31, 2008 and 2007 represented by each item below is as follows:

     -------------------------------------------------------
                                        2008        2007
     -------------------------------------------------------
     Unrealized gains ............   $ 738,751  $ 2,027,718
     Non-admitted asset values ...   $(964,416)  (1,011,589)
     Provision for reinsurance ...   $ (95,592)    (115,844)
     =======================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2008, Management utilized collateral including assets in trust provided by its Ultimate Parent of $409,095. The use of these assets was approved by the domiciliary regulator.

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   Risk-Based Capital Requirements
     -------------------------------

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2008 reporting period.

C.   Dividend Restrictions
     ---------------------

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2008, the maximum dividend payment, which may be made without prior approval during 2009, is approximately $541,317.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2008, the Company paid $1,582,633 in dividends to AIGCIG which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the State of New York. Refer to Note 5G for additional information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
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NOTE 12 - CONTINGENCIES
-----------------------

A.   Legal Proceedings
     -----------------

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and AISLIC, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that is scheduled to lead to a hearing on class certification in March 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties intend to file a motion to remand the case.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. Consideration of that transfer motion has been stayed until the Court rules on the AIG Parties' motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal. That motion has been fully briefed and is pending before the Court. Should the Court deny that motion, the AIG Parties intend to file a motion to remand the case and intend to oppose the transfer of the New Jersey action.

     The AIG Parties believe that RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1 billion. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss AIG's counterclaims; granting the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. The allegations in the third-party counterclaims are substantially similar to those filed by the NWCRP, but also seek damages for additional residual market assessments that company allegedly had to pay in non-NWCRP states, to guaranty funds and for special assessments. On April 16, 2009, the Court ordered that all third-party defendants must assert any third-party counterclaims by April 30, 2009. The case is otherwise stayed until June 10, 2009, pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint is styled as an "alternative complaint," should the court grant AIG's motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On April 9, 2009, the Court stayed the case pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction in the NWCRP lawsuit.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and AIG filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted AIG's motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted AIG's motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted AIG's motion to strike certain allegations from the complaint. Limited discovery is now proceeding on the remaining claims.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although one case - now settled - in Florida state court and two cases currently pending in Texas and New Jersey state courts have proceeded. Discovery has recently commenced in the case pending in New Jersey state court. In the Texas case, at a hearing completed on April 3, 2009, the court sustained defendants' Special Exceptions, and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     granted plaintiff 60 days to replead. AIG has also recently settled several of the various federal and state court actions alleging claims similar to those in the multi-district litigation.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2008, 2007 and 2006, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year ....   $ 983,031   $1,098,137   $1,087,625   $137,135   $178,384   $288,676
   Incurred losses and LAE ..................      98,429       34,757      159,878    (13,665)      (468)   (75,819)
   Calendar year paid losses and LAE ........    (176,178)    (149,863)    (149,366)   (18,020)   (40,781)   (34,473)
Loss and LAE Reserves, end of year ..........   $ 905,282   $  983,031   $1,098,137   $105,450   $137,135   $178,384
=====================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year ....   $  89,655   $   97,344   $   97,399   $  5,933   $  4,948   $  6,561
   Incurred losses and LAE ..................      12,578        5,160       14,332       (735)     1,386     (1,462)
   Calendar year paid losses and LAE ........     (15,858)     (12,849)     (14,387)      (121)      (401)      (151)
Loss and LAE reserves, end of year ..........   $  86,375   $   89,655   $   97,344   $  5,077   $  5,933   $  4,948
=====================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year ....   $ 464,090   $  533,105   $  518,246   $ 71,628   $ 92,210   $134,977
   Incurred losses and LAE ..................      27,666       10,155       83,696         32      1,691    (22,324)
   Calendar year paid losses and LAE ........     (76,966)     (79,170)     (68,837)   (14,013)   (22,273)   (20,443)
Loss and LAE reserves, end of year ..........   $ 414,790   $  464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
=====================================================================================================================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $ 524,100   $  619,127   $  736,453   $ 39,611   $ 56,093   $ 70,439
Assumed reinsurance basis ...................      37,560       44,945       61,885         96      1,191        614
Net of ceded reinsurance basis ..............     238,704      296,910      378,726     19,081     25,942     37,524

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $  58,233   $   68,792   $   81,828   $ 16,976   $ 24,040   $ 30,189
Assumed reinsurance basis ...................       7,124        6,570        6,876        109        351        263
Net of ceded reinsurance basis ..............      29,473       34,565       42,081      8,245     10,958     16,082

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2008 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Leases
     ------

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $14,004, $44,783 and $38,451 in 2008, 2007 and 2006, respectively.

     At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

            2009 .............................................  $11,817
            2010 .............................................   11,800
            2011 .............................................    9,798
            2012 .............................................    9,410
            2013 .............................................    3,475
            Thereafter .......................................   16,643
            -----------------------------------------------------------
               Total minimum lease payments ..................  $62,943
            ===========================================================

     Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2008, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2008, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $850,462, and included unrecorded loss contingencies of $826,104.

     As part of its private equity portfolio investment, as of December 31, 2008 the Company may be called upon for an additional capital investment of up to $655,363. The Company expects only a small portion of this portfolio will be called during 2009.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2008, 2007 and 2006, policyholder dividends amounted to $341, $123 and $1,344, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2008 and 2007, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

      --------------------------------------------------------------------
      Other admitted assets                              2008       2007
      --------------------------------------------------------------------
      Guaranty funds receivable or on deposit ......  $  18,082  $  18,468
      Loss funds on deposit ........................     65,014    103,439
      Outstanding loss drafts - suspense accounts ..    314,798    430,304
      Other ........................................     56,052     25,777
      Allowance for doubtful accounts ..............   (369,538)  (395,847)
      --------------------------------------------------------------------
         Total other admitted assets ...............  $  84,408  $ 182,141
      ====================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2008 and 2007, the Company's liability for insolvency assessments amounted to $51,459 and $39,027, respectively, with related assets for premium tax credits of $18,082 and $18,468, respectively. Of the amount accrued, the Company expects to pay approximately $33,377 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $11,265 of premium tax offset credits and the associated liability in years two through five. The remaining $6,817 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2008 and 2007, the Company had established an allowance for doubtful accounts of $369,538 and $395,847, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2008, 2007 and 2006, the Company recorded $48,507, $89,886 and $49,762, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2008 and 2007, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other liabilities                                                   2008      2007
------------------------------------------------------------------------------------
Service carrier liabilty .......................................  $  2,875  $  9,195
Retroactive reinsurance payable ................................     6,873    16,299
Remmittances and items not allocated ...........................    30,146    39,116
Policyholder funds on deposit ..................................    12,596    11,341
Payable for securities .........................................        --     3,331
Loss clearing ..................................................     7,597    15,325
Liability for pension and severance pay ........................    12,832     6,018
Dividends to policyholders .....................................       233        --
Deferred commission earnings ...................................    11,052    11,890
Amounts withheld or retained by company for account of others ..     5,709    13,840
Advance premiums ...............................................    13,614        --
Accrued retrospective premiums .................................    56,408    41,587
Accounts payable ...............................................    24,655    24,852
Other liabilites ...............................................    55,528   153,990
------------------------------------------------------------------------------------
Total other liabilties .........................................  $240,118  $346,784
====================================================================================

EVENTS OCCURRING AT THE AIG LEVEL
---------------------------------

In September 2008, the Company's ultimate parent company, American International Group, Inc. (AIG), experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant").

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In February 2009, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2008 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. Effective upon the date of filing of the Company's 2008 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2007 surplus position.

Subsequent to December 31, 2008 and in relation to the transaction described in
Note 5(E), the Company's immediate parent contributed $691,000 in cash to the Company's surplus. With the approval of the Insurance Department of the State of New York, this contribution has been reflected as Type 1 subsequent event in these financial statements.

Subsequent to filing its December 31, 2008 Annual Statement, management discovered that its accounting in the Annual Statement for the dissolution of the Company's Canadian branch included a receivable for $691 million that had been misclassified. This amount should have been recorded as a capital contribution from its parent. Cash settlement of the balance occurred prior to filing of the Company's revised Annual Statement. With the Department's approval, the Company has reported this activity as of December 31, 2008 as a Type 1 subsequent event and reflected this amount as an increase to cash and paid-in capital.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date.

On April 16, 2009, AIG announced an agreement to sell 21st Century Insurance Group, AIG's U.S. personal auto insurance business, to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group. The transaction, which will include the sale of AHAC's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., is subject to satisfaction of certain closing conditions, including applicable regulatory approvals. The carrying value of these companies amounted to $181,972.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

On April 21, 2009, AIG announced its intent to enter into a transaction pursuant to which AIG will contribute AIU Holdings, LLC and AIU Holdings, Inc., the parent company of AHAC, to a newly-formed special purpose vehicle

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

(SPV). AIG will receive preferred and common interests in the SPV in exchange for the contributions. AIG also announced its intent to acquire from AHAC its equity interests in Transatlantic Holdings, Inc. These transactions are intended to further separate AIG's property casualty operations from AIG and are being taken in preparation for the potential sale of a minority stake in the business.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, it is not expected to have a significant impact on the Company's ability to continue as a going concern.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)   Board of Directors Resolution.

      (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)   Custodian Agreements. Inapplicable.

(c)   Underwriting Contracts.

      (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (26)

      (2)    Form of Selling Group Agreement. (27)

      (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)   Contracts.

      (1) Specimen form of the "Platinum Investor(R) VIP" Flexible Premium Variable Universal Life Insurance Policy, Policy Form No. 05604.
             (11)

      (2) Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720. (7)

      (3) Specimen form of Monthly Guarantee Premium Rider to Age 100, Form No. 04700. (7)

      (4) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (29)

      (5) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (29)

      (6) Specimen form of Guaranteed Minimum Withdrawal Benefit Rider, Form No. 05270. (14)

      (7) Specimen form of No Tobacco Use Incentive Endorsement, Form No. AGLC101287-2004. (7)

      (8)   Form of Accidental Death Benefit Rider, Form No. 82012. (31)

      (9) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (31)

      (10) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (31)

      (11) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider), Form No. 91401. (31)

      (12)  Form of Waiver of Monthly Deduction Rider, Form No. 82001. (31)

      (13)  Form of Overloan Protection Rider, Form No. 07620. (33)

(e)   Applications.

      (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (14)

      (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (24)

      (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC101859-2005. (30)

      (4)   Specimen form of Service Request Form, Form No. AGLC101947
            Rev1007. (37)

      (5)   Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904.
            (11)

      (6)   Form of Assignment Form, Form No. AGLC0205 Rev0904. (11)

      (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (11)

      (8)   Form of Name and Address Change Form, Form No. AGLC0222 Rev0904.
            (11)

      (9)   Form of Change of Ownership Form, Form No. AGLC0113 Rev0705. (11)

      (10)  Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403.
            (11)

      (11)  Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904. (11)

      (12) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC101431-2005. (14)

      (13) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (11)

      (14) Form of In-Force Change Application Form, Form No. AGLC 100386-2002. (11)

      (15)   Form of Service Request Form, Form No. AGLC0107 0904. (11)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

      (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

      (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g)   Reinsurance Contracts.

      (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (32)

      (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (32)

      (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (32)

      (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (32)

(h)   Participation Agreements.

      (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

      (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (17)

      (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American

             General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
             (28)

      (1)(d) Form of Amendment Nine to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (11)

      (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (16)

      (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (15)

      (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (18)

      (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (19)

      (5)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (36)

      (6)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (23)

      (6)(b) Form of Amendment No. 2 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of February 1, 2006. (11)

      (6)(c) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton

              Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (30)

      (6)(d) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (38)

      (7)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (19)

      (7)(b) Form of Amendment No. 5 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (11)

      (8)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (19)

      (8)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (16)

      (8)(c) Form of Fund/SERV Amendment to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II dated as of October 1, 2007. (38)

      (9)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

      (9)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (19)

      (9)(c) Form of Amendment Eleven to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (11)

      (9)(d) Form of Letter Amendment to the Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company.
              (32)

      (10)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (15)

      (10)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (15)

      (10)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company.
              (34)

      (11)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (21)

      (11)(b) Form of Amendment No. 2 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (11)

      (12)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (19)

      (12)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.
              (11)

      (13)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (23)

      (13)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (11)

      (13)(c) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (38)

      (14)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

      (14)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company dated October 1, 2007. (38)

      (15)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (20)

      (15)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (18)

      (15)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (25)

      (16)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

      (16)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

      (16)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (19)

      (16)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

      (16)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (25)

      (16)(f) Form of Amendment Six to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series

              Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (11)

      (17)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

      (17)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

      (17)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (17)

      (17)(d) Form of Amendment Eight to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc.
              (4)

      (17)(e) Form of Amendment Eleven to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc.
              (11)

      (18)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (19)

      (18)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (11)

      (19)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (18)

      (20)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (16)

      (21)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (19)

      (22)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (34)

      (23)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

      (23)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (34)

      (24)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (12)

      (24)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (22)

      (24)(c) Form of Amendment No. 5 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of January 1, 2005. (11)

      (25)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (19)

      (26)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (16)

      (26)(b) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (18)

      (27)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (15)

      (28)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (21)

      (28)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (11)

      (28)(c) Form of Amendment No. 2 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (11)

      (29)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (19)

      (29)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (39)

      (30)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (19)

      (31)(a) Form of Marketing and Administrative Services Support Agreement between American General Life Insurance Company and Putnam Retail Management Limited Partnership. (30)

      (32)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (20)

      (32)(b) Form of Amendment No. 3 to Administrative Services Agreement by and between AIG SunAmerica Asset Management Corp. and American General Life Insurance Company. (11)

      (33)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (21)

      (33)(b) Form of Amendment No. 5 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company. (11)

      (34)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (32)

      (35)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (32)

      (36)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company.
              (32)

      (37)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American General Life Insurance Company. (32)

      (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (32)

      (39)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company.
              (32)

      (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (32)

      (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and American General Life Insurance Company. (32)

      (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (32)

      (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company.
              (32)

      (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (32)

      (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (32)

      (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (32)

      (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (32)

      (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (32)

      (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. (32)

      (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (32)

      (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (32)

(i)   Administrative Contracts.

      (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
              (13)

      (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (13)

      (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (13)

      (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (13)

      (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (13)

      (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (13)

      (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (18)

(j)   Other Material Contracts.

      (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (11)

      (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (31)

(k)   Legal Opinions.

      (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (11)

      (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (11)

(l)   Actuarial Opinion.

      (1) Opinion and Consent of American General Life Insurance Company's actuary. (11)

(m)   Calculation. None

(n)   Other Opinions.

      (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)   Omitted Financial Statements. None

(p)   Initial Capital Agreements. None

(q)   Redeemability Exemption.

      (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule
             6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (39)

(r)   Powers of Attorney.

      (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (11)

      (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (35)

      (3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Worth Gordon Knight, Jr., Director, of American Home Assurance Company. (37)

      (4) Power of Attorney with respect to Registration Statements and Amendments thereto removing Worth Gordon Knight, Jr., Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (37)
--------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 17, 2004.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(13) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(14) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(17) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(22) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(23) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(24) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(25) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(26) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(28) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(29) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

(30) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(31) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(32) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(33) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(34) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(35) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(36) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(37) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2008.

(38) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

(39) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
David R. Armstrong             Director, President-AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Executive Officer-AIG
Neptune, NJ 07754-1580         Benefit Solutions Profit Center

Mary Jane B. Fortin            Director, Executive Vice President and Chief
2929 Allen Parkway             Financial Officer
Houston, TX 77019

Richard A. Hollar              Director, President-Life Profit Center and
2929 Allen Parkway             Chief Executive Officer-Life Profit Center
Houston, TX 77019

Royce G. Imhoff, II            Director, President-Independent Distribution
2929 Allen Parkway             and Chief Executive Officer-Independent
Houston, TX 77019              Distribution

David W. O'Leary               Director, President-Specialty Markets Group and
2929 Allen Parkway             Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick                Director
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley               Director and Executive Vice President-Strategic
2929 Allen Parkway             Growth Initiatives
Houston, TX 77019

Matthew E. Winter              Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                  President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Ronald J. Harris               President-Matrix Direct
9640 Granite Ridge Drive
San Diego, CA 92123

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Dennis Roberts                 President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard C. Schuettner          President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                    President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele               President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don M. Ward                    President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson             Executive Vice President and Chief Information
2929 Allen Parkway             Officer
Houston, TX 77019

Rodney N. Hook                 Executive Vice President-AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Risk Officer-AIG
Neptune, NJ 07754              Benefit Solutions Profit Center

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Patricia H. Miller             Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

Dan E. Trudan                  Executive Vice President and Chief Operations
2929 Allen Parkway             Officer
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             ------------------------------------------------
Steven D. Anderson             Senior Vice President-Life Profit Center &
2929 Allen Parkway             Independent Distribution and Chief Financial
Houston, TX 77019              Officer-Life Profit Center & Independent
                               Distribution

Erik A. Baden                  Senior Vice President-Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

J. Thomas Burkhard             Senior Vice President - Chief Operating
2929 Allen Parkway             Officer, Life Profit Center
Houston, TX 77019

Don Cummings                   Senior Vice President and Chief Accounting
2727-A Allen Parkway           Officer
Houston, TX 77019

James A. Galli                 Senior Vice President and Chief Business
70 Pine Street                 Development Officer
New York, NY 10270

Robert M. Goldbloom            Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding           Senior Vice President
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.         Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy                Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy                Senior Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing Officer
2929 Allen Parkway             - Independent Agency Group
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps              Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris N. Aiken                 Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Chris Ayers                    Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden              Vice President, Chief Compliance Officer and
2727-A Allen Parkway           Deputy General Counsel
Houston, TX 77019

Laura J. Borowski              Vice President
750 West Virginia St.
Milwaukee, WI 53204

James B. Brown                 Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Valerie A. Childrey            Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi               Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan             Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze               Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Brad J. Gabel                  Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.      Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                     Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Leo W. Grace                   Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
3051 Hollis Drive
Springfield, IL 62704

Daniel J. Gutenberger          Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

D. Leigh Harrington            Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Janna M. Hubble                Vice President
2929 Allen Parkway
Houston, TX 77019

Donald E. Huffner              Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Walter P. Irby                 Vice President-Specialty Marketing Group and
2929 Allen Parkway             Chief Financial Officer-Specialty Marketing
Houston, TX 77019              Group

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael J. Krugel              Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Robert J. Ley                  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett           Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Melvin C. McFall               Vice President
2727-A Allen Parkway
Houston, TX 77019

Beverly A. Meyer               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael             Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                  Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller               Vice President
3051 Hollis Drive
Springfield, IL 62704

Craig A. Mitchell              Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Michael R. Murphy              Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli                Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols                Vice President and Medical Director
205 E. 10th Avenue
Amarillo, TX 79101

Deanna D. Osmonson             Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Lori J. Payne                  Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival              Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Andrew J. Rasey                Vice President
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel               Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                  Vice President
175 Water Street
New York, NY 10038

Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
John Rugel                     Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben             Vice President
3051 Hollis Drive
Springfield, IL 62704

Carly Sanchez                  Vice President and Chief Diversity Officer
2727 Allen Parkway
Houston, TX 77019

Michael C. Sibley              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart                Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton            Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba              Vice President
2929 Allen Parkway
Houston, TX 77019

Sarah Van Beck                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Christian D. Weiss             Vice President
3051 Hollis Drive
Springfield, IL 62704

Cynthia P. Wieties             Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Lauren W. Jones                Chief Counsel-Product Development and Assistant
2929 Allen Parkway             Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file
Number 001-08787, accession number 0000950123-09-0037734, filed March 2, 2009.

                              SUBSIDIARIES OF AIG

                                                                                      PERCENTAGE
                                                                                      OF VOTING
                                                                                      SECURITIES
                                                                     JURISDICTION OF   HELD BY
                                                                     INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                ORGANIZATION   PARENT/(1)/
-----------------------------------------------------------------    ---------------- ----------
American International Group, Inc./(2)/                                      Delaware           /(3)/
 AIG Capital Corporation                                                     Delaware        100
   AIG Capital India Private Limited                                            India      99.99/(4)/
     AIG Global Asset Management Company (India) Private Limited                India         99/(5)/
   AIG Consumer Finance Group, Inc.                                          Delaware        100
     AIG Bank Polska S.A.                                                      Poland      99.92
     AIG Credit S.A.                                                           Poland        100
     Compania Financiera Argentina S.A.                                     Argentina        100
   AIG Credit Corp.                                                          Delaware        100
     A.I. Credit Consumer Discount Company                               Pennsylvania        100
     A.I. Credit Corp.                                                  New Hampshire        100
     AICCO, Inc.                                                             Delaware        100
     AICCO, Inc.                                                           California        100
     AIG Credit Corp. of Canada                                                Canada        100
     Imperial Premium Funding, Inc.                                          Delaware        100
   AIG Equipment Finance Holdings, Inc.                                      Delaware        100
     AIG Commercial Equipment Finance, Inc.                                  Delaware        100
       AIG Commercial Equipment Finance Company, Canada                        Canada        100
     AIG Rail Services, Inc.                                                 Delaware        100
   AIG Finance Holdings, Inc.                                                New York        100
     AIG Finance (Hong Kong) Limited                                        Hong Kong        100
   AIG Global Asset Management Holdings Corp.                                Delaware        100
     AIG Asset Management Services, Inc.                                     Delaware        100
     AIG Capital Partners, Inc.                                              Delaware        100
     AIG Equity Sales Corp.                                                  New York        100
     AIG Global Investment Corp.                                           New Jersey        100
     AIG Global Real Estate Investment Corp.                                 Delaware        100
     AIG Securities Lending Corp.                                            Delaware        100

                              SUBSIDIARIES OF AIG

                                                                                       PERCENTAGE
                                                                                       OF VOTING
                                                                                       SECURITIES
                                                                      JURISDICTION OF   HELD BY
                                                                      INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                 ORGANIZATION   PARENT/(1)/
------------------------------------------------------------------    ---------------- ----------
     Brazos Capital Management, L.P.                                          Delaware        100
   American General Finance, Inc.                                              Indiana        100
     American General Auto Finance, Inc.                                      Delaware        100
     American General Finance Corporation                                      Indiana        100
       Merit Life Insurance Co.                                                Indiana        100
       MorEquity, Inc.                                                          Nevada        100
        Wilmington Finance, Inc.                                              Delaware        100
       Ocean Finance and Mortgages Limited                                     England        100
       Yosemite Insurance Company                                              Indiana        100
        CommoLoCo, Inc.                                                    Puerto Rico        100
     American General Financial Services of Alabama, Inc.                     Delaware        100
   International Lease Finance Corporation                                  California      67.23/(6)/
 AIG Federal Savings Bank                                                          USA        100
 AIG Financial Advisor Services, Inc.                                         Delaware        100
   AIG Global Investment (Luxembourg) S.A.                                  Luxembourg        100
 AIG Financial Products Corp.                                                 Delaware        100
   AIG Matched Funding Corp.                                                  Delaware        100
   Banque AIG S.A.                                                              France         90/(7)/
 AIG Funding, Inc.                                                            Delaware        100
 AIG Global Trade & Political Risk Insurance Company                        New Jersey        100
 AIG Israel Insurance Company Ltd.                                              Israel      50.01
 AIG Kazakhstan Insurance Company                                           Kazakhstan         60
 AIG Life Holdings (International) LLC                                        Delaware        100
   AIG Star Life Insurance Co., Ltd.                                             Japan        100
   American International Reinsurance Company, Ltd.                            Bermuda        100
     AIG Edison Life Insurance Company                                           Japan         90/(8)/
     American International Assurance Company, Limited                       Hong Kong        100
     American International Assurance Company (Australia) Limited            Australia        100
     American International Assurance Company (Bermuda) Limited                Bermuda        100
       AIG Life Insurance (Vietnam) Company Limited                            Vietnam        100
       Tata AIG Life Insurance Company Limited                                   India         26
     Nan Shan Life Insurance Company, Limited                                   Taiwan      97.57
 AIG Life Holdings (US), Inc.                                                    Texas        100
   AGC Life Insurance Company                                                 Missouri        100
     AIG Annuity Insurance Company                                               Texas        100
     AIG Life Holdings (Canada), ULC                                            Canada        100
       AIG Assurance Canada                                                     Canada        100
       AIG Life Insurance Company of Canada*                                    Canada        100
     AIG Life Insurance Company                                               Delaware        100
     AIG Life of Bermuda, Ltd.                                                 Bermuda        100
     American General Bancassurance Services, Inc.                            Illinois        100
     American General Life and Accident Insurance Company                    Tennessee        100
       Volunteer Vermont Holdings, LLC                                         Vermont        100
     American General Life Insurance Company                                     Texas        100
       AIG Enterprise Services, LLC                                           Delaware        100
       American General Annuity Service Corporation                              Texas        100
       American General Life Companies, LLC                                   Delaware        100
       The Variable Annuity Life Insurance Company                               Texas        100

                              SUBSIDIARIES OF AIG

                                                                                             PERCENTAGE
                                                                                             OF VOTING
                                                                                             SECURITIES
                                                                            JURISDICTION OF   HELD BY
                                                                            INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                       ORGANIZATION   PARENT/(1)/
----------------------------------------------------------------------      ---------------- ----------
        AIG Retirement Services Company                                                Texas        100
     American General Property Insurance Company                                   Tennessee        100
       American General Property Insurance Company of Florida                        Florida        100
     American International Life Assurance Company of New York                      New York        100
     The United States Life Insurance Company in the City of New York               New York        100
   American General Assurance Company                                               Illinois        100
     American General Indemnity Company                                             Illinois        100
   American General Investment Management Corporation                               Delaware        100
   American General Realty Investment Corporation                                      Texas        100
   Knickerbocker Corporation                                                           Texas        100
 AIG Life Insurance Company (Switzerland) Ltd.                                   Switzerland        100
 AIG Liquidity Corp.                                                                Delaware        100
 AIG Privat Bank AG*                                                             Switzerland        100
 AIG Property Casualty Group, Inc.                                                  Delaware        100
   AIG Commercial Insurance Group, Inc.                                             Delaware        100
     AIG Aviation, Inc.                                                              Georgia        100
     AIG Casualty Company                                                       Pennsylvania        100
     AIG Commercial Insurance Agency, Inc.                                        New Jersey        100
     AIG Commercial Insurance Company of Canada                                       Canada        100
     AIG Risk Management, Inc.                                                      New York        100
     American Home Assurance Company                                                New York        100
       AIG General Insurance (Malaysia) Berhad                                      Malaysia        100
       AIG Hawaii Insurance Company, Inc.                                             Hawaii        100
        American Pacific Insurance Company, Inc.                                      Hawaii        100
       American International Realty Corp.                                          Delaware       31.5/(9)/
       Pine Street Real Estate Holdings Corp.                                  New Hampshire      31.47/(10)/
       Transatlantic Holdings, Inc.                                                 Delaware      33.24/(11)/
        Transatlantic Reinsurance Company                                           New York        100
          Putnam Reinsurance Company                                                New York        100
          Trans Re Zurich                                                        Switzerland        100
     Audubon Insurance Company                                                     Louisiana        100
       Agency Management Corporation                                               Louisiana        100
        The Gulf Agency, Inc.                                                        Alabama        100
       Audubon Indemnity Company                                                 Mississippi        100
     Commerce and Industry Insurance Company                                        New York        100
       American International Insurance Company                                     New York         75/(12)/
        AIG Advantage Insurance Company                                            Minnesota        100
        American International Insurance Company of California, Inc.              California        100
        American International Insurance Company of New Jersey                    New Jersey        100
     The Insurance Company of the State of Pennsylvania                         Pennsylvania        100
     Landmark Insurance Company                                                   California        100
     National Union Fire Insurance Company of Pittsburgh, Pa                    Pennsylvania        100
       AIG Domestic Claims, Inc.                                                    Delaware        100
       AIG Excess Liability Insurance Company Ltd.                                  Delaware        100
        AIG Excess Liability Insurance International Limited                         Ireland        100
       American International Specialty Lines Insurance Company                     Illinois         70/(13)/
       Lexington Insurance Company                                                  Delaware         70/(14)/
        AIG Centennial Insurance Company                                        Pennsylvania        100

                              SUBSIDIARIES OF AIG


                                                                                                        PERCENTAGE
                                                                                                        OF VOTING
                                                                                                        SECURITIES
                                                                                       JURISDICTION OF   HELD BY
                                                                                       INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                                  ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------------      ---------------- ----------
          AIG Auto Insurance Company of New Jersey                                           New Jersey        100
          AIG Preferred Insurance Company                                                  Pennsylvania        100
          AIG Premier Insurance Company                                                    Pennsylvania        100
            AIG Indemnity Insurance Company                                                Pennsylvania        100
        JI Accident & Fire Insurance Company, Ltd.                                                Japan         50
       National Union Fire Insurance Company of Louisiana                                     Louisiana        100
       National Union Fire Insurance Company of Vermont                                         Vermont        100
       21st Century Insurance Group                                                            Delaware         32/(15)/
        21st Century Casualty Company                                                        California        100
        21st Century Insurance Company                                                       California        100
        21st Century Insurance Company of the Southwest                                           Texas        100
       United Guaranty Corporation                                                       North Carolina      45.88/(16)/
        A.I.G. Mortgage Holdings Israel, Ltd.                                                    Israel        100
          E.M.I. - Ezer Mortgage Insurance Company Ltd.                                          Israel        100
       AIG United Guaranty Agenzia di Assicurazione S.R.L                                         Italy        100
       AIG United Guaranty Insurance (Asia) Limited                                           Hong Kong        100
       AIG United Guaranty Mexico, S.A.                                                          Mexico        100
       AIG United Guaranty Mortgage Insurance Company Canada                                     Canada        100
       AIG United Guaranty Re Limited                                                           Ireland        100
       United Guaranty Insurance Company                                                 North Carolina        100
       United Guaranty Mortgage Insurance Company                                        North Carolina        100
       United Guaranty Mortgage Insurance Company of North Carolina                      North Carolina        100
       United Guaranty Partners Insurance Company                                               Vermont        100
       United Guaranty Residential Insurance Company                                     North Carolina      75.03/(17)/
        United Guaranty Credit Insurance Company                                         North Carolina        100
        United Guaranty Commercial Insurance Company of North Carolina                   North Carolina        100
        United Guaranty Mortgage Indemnity Company                                       North Carolina        100
       United Guaranty Residential Insurance Company of North Carolina                   North Carolina        100
       United Guaranty Services, Inc.                                                    North Carolina        100
     New Hampshire Insurance Company                                                       Pennsylvania        100
       American International Pacific Insurance Company                                        Colorado        100
       American International South Insurance Company                                      Pennsylvania        100
       Granite State Insurance Company                                                     Pennsylvania        100
       Illinois National Insurance Co.                                                         Illinois        100
       New Hampshire Indemnity Company, Inc.                                               Pennsylvania        100
        AIG National Insurance Company, Inc.                                                   New York        100
       New Hampshire Insurance Services, Inc.                                             New Hampshire        100
     Risk Specialists Companies, Inc.                                                          Delaware        100
   AIG Marketing, Inc.                                                                         Delaware        100
   American International Insurance Company of Delaware                                        Delaware        100
   Hawaii Insurance Consultants, Ltd.                                                            Hawaii        100
   HSB Group, Inc.*                                                                            Delaware        100
     The Hartford Steam Boiler Inspection and Insurance Company                             Connecticut        100
       The Hartford Steam Boiler Inspection and Insurance Company of Connecticut            Connecticut        100
       HSB Engineering Insurance Limited                                                        England        100
        The Boiler Inspection and Insurance Company of Canada                                    Canada        100
 AIG Retirement Services, Inc.                                                                 Delaware        100
   SunAmerica Life Insurance Company                                                            Arizona        100

                              SUBSIDIARIES OF AIG


                                                                                  PERCENTAGE
                                                                                  OF VOTING
                                                                                  SECURITIES
                                                                 JURISDICTION OF   HELD BY
                                                                 INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                            ORGANIZATION   PARENT/(1)/
-------------------------------------------------------------    ---------------- ----------
       AIG SunAmerica Life Assurance Company                              Arizona        100
        AIG SunAmerica Asset Management Corp.                            Delaware        100
          SunAmerica Capital Services, Inc.                              Delaware        100
     SunAmerica Investments, Inc.                                         Georgia        100
       AIG Advisor Group, Inc.                                           Maryland        100
        SagePoint Financial Advisors, Inc.                               Delaware        100
        Advantage Capital Corporation                                    New York        100
        American General Securities Incorporated                            Texas        100
        Financial Service Corporation                                    Delaware        100
          FSC Securities Corporation                                     Delaware        100
        Royal Alliance Associates, Inc.                                  Delaware        100
     First SunAmerica Life Insurance Company                             New York        100
 AIG Global Services, Inc.                                          New Hampshire        100
 AIG Trading Group Inc.                                                  Delaware        100
   AIG International Inc.                                                Delaware        100
 AIU Holdings LLC                                                        Delaware        100
   AIG Central Europe & CIS Insurance Holdings Corporation               Delaware        100
     AIG Bulgaria Insurance Company EAD                                  Bulgaria        100
     AIG Czech Republic pojistovna, a.s                            Czech Republic        100
   AIG Egypt Insurance Company S.A.E.                                       Egypt      94.98
   AIG Memsa Holdings, Inc.                                              Delaware        100
     AIG Hayleys Investment Holdings (Private) Ltd.                     Sri Lanka         80
       Hayleys AIG Insurance Company Limited                            Sri Lanka        100
     AIG Iraq, Inc.                                                      Delaware        100
     AIG Lebanon S.A.L                                                    Lebanon        100
     AIG Libya, Inc.                                                     Delaware        100
     AIG Sigorta A.S                                                       Turkey        100
     Tata AIG General Insurance Company Limited                             India         26
   AIU Africa Holdings, Inc.                                             Delaware        100
     AIG Kenya Insurance Company Limited                                    Kenya      66.67
   AIU Insurance Company                                                 New York        100
     AIG General Insurance Company China Limited                            China        100
     AIG General Insurance (Taiwan) Co., Ltd.                              Taiwan        100
   American International Underwriters Corporation                       New York        100
     AIG Takaful-Enaya B.S.C.(c)                                          Bahrain        100
     American International Insurance Company of Puerto Rico          Puerto Rico        100
     Arabian American Insurance Company (Bahrain) E.C                     Bahrain        100
     La Meridional Compania Argentina de Seguros S.A.                   Argentina        100
     La Seguridad de Centroamerica, Compania de Seguros S.A.            Guatemala        100
     Richmond Insurance Company Limited                                   Bermuda        100
     Underwriters Adjustment Company, Inc.                                 Panama        100
   American International Underwriters Overseas, Ltd.                     Bermuda        100
     A.I.G. Colombia Seguros Generales S.A.                              Colombia         94/(18)/
     AIG Brasil Companhia de Seguros S.A.                                  Brazil       98.2/(19)/
     AIG Europe, S.A.                                                      France        100/(20)/
     AIG Ireland Limited                                                  Ireland        100
     AIG General Insurance (Thailand) Ltd.                               Thailand        100
     AIG General Insurance (Vietnam) Company Limited                      Vietnam        100

                              SUBSIDIARIES OF AIG


                                                                                            PERCENTAGE
                                                                                            OF VOTING
                                                                                            SECURITIES
                                                                         JURISDICTION OF     HELD BY
                                                                         INCORPORATION OR   IMMEDIATE
AS OF DECEMBER 31, 2008                                                    ORGANIZATION     PARENT/(1)/
--------------------------------------------------------------------   -------------------- ----------
     AIG MEMSA Insurance Company Limited                               United Arab Emirates        100
     AIG UK Holdings Limited                                                        England      61.75/(21)/
       AIG Germany Holding GmbH                                                     Germany        100
        Wurttembergische und Badische Versicherungs-AG                              Germany        100
          DARAG Deutsche Versicherungs-und Ruckversicherungs-
            Aktiengesellschaft*                                                     Germany        100
       AIG UK Financing Limited                                                     England        100
        AIG UK Sub Holdings Limited                                                 England        100
          AIG UK Limited                                                            England        100
            AIG UK Services Limited                                                 England        100
   AIU North America, Inc.                                                         New York        100
 American Life Insurance Company                                                   Delaware        100
   AIG Life Bulgaria Zhivotozastrahovatelno Druzhestvo AD                          Bulgaria        100
   ALICO, S.A.                                                                       France        100
   First American Polish Life Insurance & Reinsurance Company, S.A.                  Poland        100
   Inversiones Interamericana S.A.                                                    Chile      99.99
   Pharaonic American Life Insurance Company                                          Egypt      74.87/(22)/
 American Security Life Insurance Company, Ltd.                                Lichtenstein        100
 Delaware American Life Insurance Company                                          Delaware        100
 Mt. Mansfield Company, Inc.                                                        Vermont        100
 The Philippine American Life and General Insurance Company                 the Philippines      99.78
   Pacific Union Assurance Company                                               California        100
   Philam Equitable Life Assurance Company, Inc.                            the Philippines         95
   Philam Insurance Company, Inc.                                           the Philippines        100

--------
/(*)/ In connection with AIG's asset disposition plan, through February 18, 2009, AIG has entered into contracts to sell AIG Privat Bank AG, DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft, HSB Group, Inc., and AIG Life Insurance Company of Canada.

/(1)/  Percentages include directors' qualifying shares.

/(2)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 2, 2009. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

/(3)/ The common stock is owned approximately 10.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

/(4)/  Also owned 0.01 percent by AIG Global Investment Corp.

/(5)/  Also owned 1 percent by AIG Capital Corporation.

/(6)/ Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

/(7)/  Also owned 10 percent by AIG Matched Funding Corp.

/(8)/  Also owned 10 percent by a subsidiary of American Life Insurance
       Company.

/(9)/  Also owned by 11 other AIG subsidiaries.

/(10)/  Also owned by 11 other AIG subsidiaries.

/(11)/  Also owned 25.77 percent by AIG.

/(12)/ Also owned 21 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 2 percent by The Insurance Company of the State of Pennsylvania and 2 percent by AIG Casualty Company.

/(13)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(14)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(15)/ Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

/(16)/ Also owned 35.12 percent by New Hampshire Insurance Company and 19.00 percent by The Insurance Company of the State of Pennsylvania.

/(17)/ Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

/(18)/ Also owned 3.24 percent by American International Underwriters de Colombia Ltd.

/(19)/  Also owned 1.8 percent by American Life Insurance Company.

/(20)/ The common stock is owned 8.68 percent by American International Underwriters Overseas, Ltd. and 91.32 percent by AIG Europe Holdings Limited.

/(21)/  Also owned 55.1 percent by American International Company, Limited,
        2.33 percent by AIG Ireland Limited, 29.97 percent by American International Underwriters Overseas Association and 0.8 percent by New Hampshire Insurance Company.

/(22)/  Also owned 7.5 percent by AIG Egypt Insurance Company.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

CHANGE OF CONTROL OF AIG

On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

As a result of the issuance of the Stock, a change in control of AIG has occurred. The change of control does not in any way alter the Depositor's obligations to its contract owners.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b) Management.

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------
Matthew E. Winter              Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------
Deanna D. Osmonson             Vice President, Chief Privacy Officer and
2727 Allen Parkway             Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore               Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                                    NET UNDERWRITING   COMPENSATION ON EVENTS
NAME OF PRINCIPAL                    DISCOUNTS AND    OCCASIONING THE DEDUCTION  BROKERAGE       OTHER
UNDERWRITER                           COMMISSIONS     OF A DEFERRED SALES LOAD   COMMISSIONS  COMPENSATION
-----------------                   ----------------  -------------------------  -----------  ------------
American General Equity Services
  Corporation                              0                     0                   0             0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at

American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES    Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2009.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)

                                   BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)

                                   BY:  /s/ ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT,
                                         TREASURER AND CONTROLLER

                                    AGL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

SIGNATURE                        TITLE                          DATE
---------                        -----                          ----

RODNEY O. MARTIN, JR.            Director and Chairman of the   April 30, 2009
-------------------------------  Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER                Director, President and Chief  April 30, 2009
-------------------------------  Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN              Director, Executive Vice       April 30, 2009
-------------------------------  President and Chief Financial
MARY JANE B. FORTIN              Officer

M. BERNARD AIDINOFF              Director                       April 30, 2009
-------------------------------
M. BERNARD AIDINOFF

DAVID R. ARMSTRONG               Director                       April 30, 2009
-------------------------------
DAVID R. ARMSTRONG

RICHARD A. HOLLAR                Director                       April 30, 2009
-------------------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II               Director                       April 30, 2009
-------------------------------
ROYCE G. IMHOFF II

DAVID W. O'LEARY                 Director                       April 30, 2009
-------------------------------
DAVID W. O'LEARY

                                    AGL - 2

SIGNATURE                        TITLE                          DATE
---------                        -----                          ----

GARY D. REDDICK                  Director                       April 30, 2009
-------------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT             Director                       April 30, 2009
-------------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                 Director                       April 30, 2009
-------------------------------
JAMES W. WEAKLEY

                                    AGL - 3

                                                                     333-129552
                                                                      811-08561

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2009.

                                                AMERICAN HOME ASSURANCE COMPANY

                                           BY:  ROBERT S. SCHIMEK
                                                --------------------------------
                                                ROBERT S. SCHIMEK
                                                CHIEF FINANCIAL OFFICER,
                                                 SENIOR VICE PRESIDENT AND
                                                 TREASURER

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                          DATE
---------                        -----                          ----

*KRISTIAN PHILIP MOOR            Director and Chairman          April 30, 2009
-------------------------------
 KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE              Director, President and Chief  April 30, 2009
-------------------------------  Executive Officer
 JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK               Director, Chief Financial      April 30, 2009
-------------------------------  Officer, Senior Vice
 ROBERT S. SCHIMEK               President, and Treasurer

*MERTON BERNARD AIDINOFF         Director                       April 30, 2009
-------------------------------
 MERTON BERNARD AIDINOFF

*DAVID NEIL FIELDS               Director                       April 30, 2009
-------------------------------
 DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS         Director                       April 30, 2009
-------------------------------
 KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG           Director                       April 30, 2009
-------------------------------
 DAVID LAWRENCE HERZOG

-------------------------------  Director                       April __, 2009
 LOUIS PHILIP IGLESIAS

*ROBERT EDWARD LEWIS             Director                       April 30, 2009
-------------------------------
 ROBERT EDWARD LEWIS

-------------------------------  Director                       April __, 2009
 MONIKA MARIA MACHON

-------------------------------  Director                       April __, 2009
 CHRISTOPHER LOUIS SPARRO

*NICHOLAS SHAW TYLER             Director                       April 30, 2009
-------------------------------
 NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH          Director                       April 30, 2009
-------------------------------
 NICHOLAS CHARLES WALSH

*MARK TIMOTHY WILLIS             Director                       April 30, 2009
-------------------------------
 MARK TIMOTHY WILLIS

* BY:  ROBERT S. SCHIMEK
       --------------------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit (r)(4) to the
       Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

      (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1